                          PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                            VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
  Managed....................................................     Independence Investment Associates, Inc.
  Growth & Income............................................     Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R).................................     Fidelity Management and Research Company
  Equity Index...............................................     State Street Global Advisors
  Large Cap Value............................................     T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value...........................     Federated Investment Management Company
  Large Cap Growth...........................................     Independence Investment Associates, Inc.
  Large Cap Aggressive Growth................................     Alliance Capital Management L.P.
  Fidelity VIP Growth........................................     Fidelity Management and Research Company
  AIM V.I. Value.............................................     A I M Advisors, Inc.
  Janus Aspen Global Technology..............................     Janus Capital Corporation
  Mid Cap Value..............................................     Neuberger Berman, LLC
  Fundamental Mid Cap Growth.................................     OppenheimerFunds, Inc.
  Mid Cap Growth.............................................     Janus Capital Corporation
  Real Estate Equity.........................................     Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management, Inc.
  Small/Mid Cap CORE.........................................     Goldman Sachs Asset Management
  Small/Mid Cap Growth.......................................     Wellington Management Company, LLP
  Small Cap Value............................................     INVESCO Management & Research, Inc.
  Small Cap Growth...........................................     John Hancock Advisers, Inc.
  MFS New Discovery..........................................     MFS Investment Management(R)
  Global Balanced............................................     Brinson Partners, Inc.
  Janus Aspen Worldwide Growth...............................     Janus Capital Corporation
  Templeton International Securities.........................     Templeton Investment Counsel, Inc.
  International Equity Index.................................     Independence International Associates, Inc.
  International Opportunities................................     Rowe Price-Fleming International, Inc.
                                                                  Morgan Stanley Dean Witter Investment
  Emerging Markets Equity....................................      Management, Inc.
  Short-Term Bond............................................     Independence Investment Associates, Inc.
  Bond Index.................................................     Mellon Bond Associates, LLP
  Active Bond................................................     John Hancock Advisers, Inc.
  Core Bond..................................................     Federated Investment Management Company
  Global Bond................................................     J.P. Morgan Investment Management, Inc.
  High Yield Bond............................................     Wellington Management Company, LLP
  Money Market...............................................     John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                Express Delivery                       U.S. Mail
                ----------------                       ---------
              529 Main Street (X-4)                  P.O. Box 111
              Charlestown, MA 02129                Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 124.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------                                                    -----------------

 . What is the policy?......................................          5
 . Who owns the policy?.....................................          5
 . How can I invest money in the policy?....................          5
 . Is there a minimum amount I must invest?.................          7
 . How will the value of my investment in the policy change
  over time?...............................................          8
 . What charges will JHVLICO deduct from my investment in
  the policy?..............................................          9
 . What charges will the Trusts deduct from my investment in
  the policy?..............................................         11
 . What other charges could JHVLICO impose in the future?...         13
 . How can I change my policy's investment allocations?.....         13
 . How can I access my investment in the policy?............         14
 . How much will JHVLICO pay when the last insured person
  dies?....................................................         16
 . How can I change my policy's insurance coverage?.........         17
 . Can I cancel my policy after it's issued?................         18
 . Can I choose the form in which JHVLICO pays out policy
  proceeds?................................................         18
 . To what extent can JHVLICO vary the terms and conditions
  of its policies in particular cases?.....................         19
 . How will my policy be treated for income tax purposes?...         19
 . How do I communicate with JHVLICO?.......................         20

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
   ------------------------
   insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
   ---------------------
   administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M & E charge - A daily charge for mortality and expense risks we assume.
   ------------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
   ---------------------------------------
   the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
   --------------------------------
   elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index. . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth. . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth. . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth. . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity. . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE. . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth. . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth. . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index. . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * .........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond..............................     0.70%           N/A              0.10%         0.80%           N/A
Global Bond............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Growth....................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R).............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES
 (NOTE 3):
Templeton International Securities.....     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology..........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...........     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
 (NOTE 5):
MFS New Discovery......................     0.90%           N/A              0.17%         1.07%           1.59%


NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

    * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  -------------------------------
                                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  -------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,295  $  4,579   $    4,863
   2            17,556        500,000   500,000     500,000    10,130    11,037       11,978
   3            26,998        500,000   500,000     500,000    15,074    16,954       18,977
   4            36,912        500,000   500,000     500,000    20,469    23,687       27,283
   5            47,322        500,000   500,000     500,000    25,787    30,723       36,455
   6            58,252        500,000   500,000     500,000    32,092    39,183       47,734
   7            69,728        500,000   500,000     500,000    38,304    48,023       60,188
   8            81,779        500,000   500,000     500,000    44,423    57,255       73,934
   9            94,432        500,000   500,000     500,000    50,446    66,896       89,107
  10           107,717        500,000   500,000     500,000    56,372    76,960      105,851
  11           121,667        500,000   500,000     500,000    62,845    88,147      125,047
  12           136,314        500,000   500,000     500,000    69,201    99,815      146,225
  13           151,694        500,000   500,000     500,000    75,436   111,982      169,590
  14           167,843        500,000   500,000     500,000    81,539   124,660      195,364
  15           184,799        500,000   500,000     500,000    87,501   137,863      223,797
  16           202,603        500,000   500,000     500,000    93,307   151,604      255,165
  17           221,297        500,000   500,000     538,886    98,940   165,895      289,744
  18           240,926        500,000   500,000     590,546   104,380   180,746      327,832
  19           261,536        500,000   500,000     645,649   109,603   196,168      369,763
  20           283,177        500,000   500,000     704,522   114,576   212,171      415,896
  25           408,735        500,000   500,000   1,072,595   135,791   303,048      726,339
  30           568,983        500,000   546,346   1,613,005   144,130   412,603    1,218,149
  35           773,504        500,000   659,284   2,421,163   127,120   540,278    1,984,122

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  ------------------------------
                                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  ------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,294  $504,579  $  504,863  $  4,294  $  4,579   $    4,863
   2            17,556        509,721   510,629     511,569    10,129    11,036       11,977
   3            26,998        515,072   516,952     518,975    15,072    16,952       18,975
   4            36,912        520,466   523,683     527,279    20,466    23,683       27,279
   5            47,322        525,782   530,717     536,447    25,782    30,717       36,447
   6            58,252        532,084   539,174     547,722    32,084    39,174       47,722
   7            69,728        538,293   548,008     560,169    38,293    48,008       60,169
   8            81,779        544,407   557,234     573,906    44,407    57,234       73,906
   9            94,432        550,424   566,865     589,064    50,424    66,865       89,064
  10           107,717        556,341   576,915     605,786    56,341    76,915      105,786
  11           121,667        562,804   588,086     624,955    62,804    88,086      124,955
  12           136,314        569,147   599,730     646,093    69,147    99,730      146,093
  13           151,694        575,360   611,859     669,393    75,360   111,859      169,393
  14           167,843        581,430   624,480     695,066    81,430   124,480      195,066
  15           184,799        587,344   637,598     723,342    87,344   137,598      223,342
  16           202,603        593,082   651,214     754,471    93,082   151,214      254,471
  17           221,297        598,621   665,322     788,723    98,621   165,322      288,723
  18           240,926        603,929   679,912     826,387   103,929   179,912      326,387
  19           261,536        608,972   694,965     867,780   108,972   194,965      367,780
  20           283,177        613,704   710,451     913,238   113,704   210,451      413,238
  25           408,735        632,169   794,475   1,217,464   132,169   294,475      717,464
  30           568,983        632,781   880,391   1,695,715   132,781   380,391    1,195,715
  35           773,504        599,160   948,493   2,436,768    99,160   448,493    1,936,768

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,133  $  4,411   $    4,690
   2            17,556        500,000   500,000     500,000    9,771    10,655       11,572
   3            26,998        500,000   500,000     500,000   14,462    16,284       18,248
   4            36,912        500,000   500,000     500,000   19,540    22,643       26,119
   5            47,322        500,000   500,000     500,000   24,467    29,204       34,719
   6            58,252        500,000   500,000     500,000   30,295    37,071       45,264
   7            69,728        500,000   500,000     500,000   35,933    45,178       56,786
   8            81,779        500,000   500,000     500,000   41,366    53,520       69,370
   9            94,432        500,000   500,000     500,000   46,582    62,090       83,114
  10           107,717        500,000   500,000     500,000   51,559    70,881       98,120
  11           121,667        500,000   500,000     500,000   56,759    80,387      115,042
  12           136,314        500,000   500,000     500,000   61,664    90,106      133,522
  13           151,694        500,000   500,000     500,000   66,238   100,013      153,703
  14           167,843        500,000   500,000     500,000   70,436   110,077      175,745
  15           184,799        500,000   500,000     500,000   74,204   120,260      199,827
  16           202,603        500,000   500,000     500,000   77,484   130,523      226,165
  17           221,297        500,000   500,000     500,000   80,182   140,799      254,991
  18           240,926        500,000   500,000     516,152   82,273   151,082      286,533
  19           261,536        500,000   500,000     560,081   83,654   161,307      320,758
  20           283,177        500,000   500,000     606,150   84,228   171,419      357,825
  25           408,735        500,000   500,000     874,630   69,967   217,880      592,281
  30           568,983             **   500,000   1,221,713       **   244,483      922,644
  35           773,504             **   500,000   1,674,875       **   218,081    1,372,545

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES



                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  ------------------------------
                                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF         GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  ------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  -----------
   1          $  8,564       $504,133  $504,411  $  504,690  $ 4,133  $  4,411   $    4,690
   2            17,556        509,362   510,246     511,163    9,770    10,653       11,571
   3            26,998        514,458   516,279     518,243   14,458    16,279       18,243
   4            36,912        519,529   522,631     526,104   19,529    22,631       26,104
   5            47,322        524,445   529,177     534,687   24,445    29,177       34,687
   6            58,252        530,254   537,019     545,199   30,254    37,019       45,199
   7            69,728        535,861   545,085     556,665   35,861    45,085       56,665
   8            81,779        541,249   553,362     569,160   41,249    53,362       69,160
   9            94,432        546,400   561,838     582,764   46,400    61,838       82,764
  10           107,717        551,289   570,491     597,560   51,289    70,491       97,560
  11           121,667        556,367   579,804     614,172   56,367    79,804      114,172
  12           136,314        561,109   589,252     632,200   61,109    89,252      132,200
  13           151,694        565,471   598,788     651,735   65,471    98,788      151,735
  14           167,843        569,391   608,349     672,859   69,391   108,349      172,859
  15           184,799        572,802   617,857     695,652   72,802   117,857      195,652
  16           202,603        575,630   627,223     720,196   75,630   127,223      220,196
  17           221,297        577,758   636,313     746,534   77,758   136,313      246,534
  18           240,926        579,152   645,068     774,800   79,152   145,068      274,800
  19           261,536        579,687   653,331     805,043   79,687   153,331      305,043
  20           283,177        579,250   660,950     837,328   79,250   160,950      337,328
  25           408,735        557,110   681,970   1,030,465   57,110   181,970      530,465
  30           568,983             **   641,302   1,267,441       **   141,302      767,441
  35           773,504             **        **   1,519,453       **        **    1,019,453

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------

Description of JHVLICO........................................     28
How we support the policy and investment options..............     28
Procedures for issuance of a policy...........................     29
Basic Sum Insured vs. Additional Sum Insured..................     30
Commencement of investment performance........................     31
How we process certain policy transactions....................     31
Effects of policy loans.......................................     33
Additional information about how certain policy charges.......     33
work
How we market the policies....................................     34
Tax considerations............................................     35
Reports that you will receive.................................     37
Voting privileges that you will have..........................     37
Changes that JHVLICO can make as to your policy...............     37
Adjustments we make to death benefits.........................     38
When we pay policy proceeds...................................     38
Other details about exercising rights and paying benefits.....     39
Legal matters.................................................     39
Registration statement filed with the SEC.....................     39
Accounting and actuarial experts..............................     39
Financial statements of JHVLICO and the Account...............     40
List of Directors and Executive Officers of JHVLICO...........     41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


DIRECTORS AND EXECUTIVE        PRINCIPAL OCCUPATIONS
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro.......   Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer.........   Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage............   Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones..............   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee...............   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy............   Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster............   Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano...........   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong.................   Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.........   Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd..............   Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou.............   Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen............   Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge..............   Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith............   Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli........   Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (UNAUDITED)
                                                      MARCH 31     DECEMBER 31
                                                        2000          1999
                                                      ----------  -------------
                                                          (IN MILLIONS)
ASSETS
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks  ...............................        35.6         35.9
  Common stocks ...................................         1.7          3.2
  Investment in affiliates  .......................        81.3         80.7
Mortgage loans on real estate .....................       429.0        433.1
Real estate .......................................        24.8         25.0
Policy loans  .....................................       181.8        172.1
Cash Items:
  Cash in banks ...................................        (3.3)        27.2
  Temporary cash investments  .....................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred .........................        23.1         29.9
Investment income due and accrued .................        35.7         33.2
Other general account assets  .....................        52.3         65.3
Assets held in separate accounts  .................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS  .....................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves .................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable  .........        73.6         67.3
  Other general account obligations ...............       232.1        219.0
  Transfers from separate account, net  ...........      (225.7)      (221.6)
  Asset valuation reserve .........................        18.8         23.1
  Obligations related to separate accounts  .......     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS .................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares ..         2.5          2.5
  Paid-in capital .................................       572.4        572.4
  Unassigned deficit  .............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY  .......................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY  .......   $11,045.7    $10,613.0
                                                      =========    =========



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                             (UNAUDITED)
                                                          THREE MONTHS ENDED
                                                               MARCH 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  ----------
                                                             (IN MILLIONS)

INCOME
  Premiums  ...........................................   $ 231.3     $223.6
  Net investment income ...............................      39.6       32.5
  Other, net  .........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries .........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries ................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance ...........................      73.5       75.7
  State and miscellaneous taxes .......................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES) .........      16.7        4.4
Federal income taxes  .................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)  .................................      12.0        3.4
Net realized capital gains (losses) ...................       0.4       (1.5)
                                                          -------     ------
     NET INCOME .......................................      12.4        1.9
Unassigned deficit at beginning of period .............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments ..........................................       1.1        0.3
Other reserves and adjustments  .......................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD ...................   $(164.5)    $(51.2)
                                                          =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                             (UNAUDITED)
                                                         THREE MONTHS ENDED
                                                              MARCH 31
                                                         -------------------
                                                           2000        1999
                                                         ---------  --------
                                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums .................................   $ 241.4     $ 225.3
  Net investment income  .............................      37.2        29.9
  Benefits to policyholders and beneficiaries  .......     (79.6)      (70.8)
  Dividends paid to policyholders  ...................      (6.4)       (6.1)
  Insurance expenses and taxes .......................     (91.9)     (107.8)
  Net transfers to separate accounts .................    (141.4)     (182.0)
  Other, net .........................................     134.4       175.7
                                                         -------     -------
     NET CASH PROVIDED FROM OPERATIONS ...............      93.7        64.2
                                                         -------     -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases .....................................    (157.5)      (71.3)
  Bond sales .........................................      73.5         8.7
  Bond maturities and scheduled redemptions  .........      18.9        18.8
  Bond prepayments ...................................       2.6         3.2
  Stock purchases  ...................................      (0.4)       (0.2)
  Proceeds from stock sales  .........................       1.2         1.5
  Real estate purchases  .............................      (0.1)       (0.9)
  Real estate sales  .................................       0.0        10.4
  Other invested assets purchases  ...................      (0.1)        0.0
  Proceeds from the sale of other invested assets  ...       0.0         0.0
  Mortgage loans issued  .............................      (4.3)      (23.4)
  Mortgage loan repayments ...........................       8.4         5.2
  Other, net .........................................      20.1        (2.8)
                                                         -------     -------
     NET CASH USED IN INVESTING ACTIVITIES ...........     (37.7)      (50.8)
                                                         -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note
   payable ...........................................      (0.0)      (32.3)
                                                         -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES .....      (0.0)      (32.3)
                                                         -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS .........................................      56.0       (18.9)
Cash and temporary cash investments at beginning of
 year ................................................     250.1        19.9
                                                         -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD ..............................................   $ 306.1     $   1.0
                                                         =======     =======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT      TOTAL
                                         ------  -------  ----------  ---------
                                                    (IN MILLIONS)

For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999 ...........    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution ...............
  Net gain ...........................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments  ...............                         0.3        0.3
  Other reserves and adjustments .....                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999  ...........    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000 ...........    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution ...............
  Net gain ...........................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments  ...............                         1.1        1.1
  Provision for Litigation Reserve ...
  Other reserves and adjustments .....                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000  ...........    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------
TOTAL ASSETS.........................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS...................................    10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares............         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY.........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY..........   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                   YEAR ENDED DECEMBER 31,
                                                                 1999                 1998
                                                               --------             --------
                                                                         (IN MILLIONS)

INCOME
Premiums....................................................    $ 950.8             $1,272.3
Net investment income--Note 3...............................      136.0                122.8
Other, net..................................................      605.4                618.1
                                                               --------             --------
                                                                1,692.2              2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................      349.9                301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................      888.8              1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5............................      314.4                274.2
State and miscellaneous taxes...............................       20.5                 28.1
                                                               --------             --------
                                                                1,573.6              1,963.9
 Gain from operations before federal income
 taxes and net realized capital losses                            118.6                 49.3
Federal income taxes--Note 1................................       42.9                 33.1
                                                               --------              -------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES           75.7                 16.2
Net realized capital losses--Note 4.........................       (1.7)                (0.6)
                                                               --------              -------
  NET INCOME................................................       74.0                 15.6

Unassigned deficit at beginning of year.....................      (49.2)               (58.3)
Net unrealized capital losses and other adjustments--Note 4        (3.8)                (6.0)
Other reserves and adjustments--Note 10.....................     (198.9)                (0.5)
                                                               --------              -------

    UNASSIGNED DEFICIT AT END OF YEAR.......................    $(177.9)             $ (49.2)
                                                               ========              =======

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                   YEAR ENDED DECEMBER 31,
                                                   -----------------------
                                                       1999        1998
                                                      ------      ------
                                                         (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums............................     $ 958.5  $ 1,275.3
   Net investment income.........................       134.2      118.2
   Benefits to policyholders and beneficiaries...      (321.6)    (275.5)
Dividends paid to policyholders..................       (25.6)     (22.3)
Insurance expenses and taxes.....................      (344.8)    (296.9)
Net transfers to separate accounts...............      (705.3)    (874.4)
   Other, net....................................       540.6      551.3
                                                      ---------  ---------
       NET CASH PROVIDED FROM OPERATIONS.........       236.0      475.7
                                                      ---------  ---------

Cash flows used in investing activities:
   Bond purchases................................      (240.7)    (618.8)
   Bond sales....................................       108.3      340.7
   Bond maturities and scheduled redemptions.....        78.4      111.8
   Bond prepayments..............................        18.7       76.5
   Stock purchases...............................        (3.9)     (23.4)
   Proceeds from stock sales.....................         3.6        1.9
   Real estate purchases.........................        (2.2)      (4.2)
   Real estate sales.............................        17.8        2.1
   Other invested assets purchases...............        (4.5)       0.0
   Mortgage loans issued.........................       (70.7)    (145.5)
   Mortgage loan repayments......................        25.3       33.2
   Other, net....................................       (68.9)    (435.2)
                                                      ---------  ---------
       NET CASH USED IN INVESTING ACTIVITIES.....      (138.8)    (660.9)
                                                      ---------  ---------

Cash flows from financing activities:

   Capital contribution..........................       194.9
   Net (decrease) increase in short-term note
    payable......................................       (61.9)      61.9
                                                      ---------  ---------
       NET CASH PROVIDED FROM FINANCING
        ACTIVITIES...............................       133.0       61.9
                                                      ---------  ---------
       INCREASE (DECREASE) IN CASH AND TEMPORARY
        CASH INVESTMENTS.........................       230.2     (123.3)

Cash and temporary cash investments at beginning
 of year.........................................        19.9      143.2
                                                      ---------  ---------
       CASH AND TEMPORARY CASH INVESTMENTS AT END

        OF YEAR..................................     $ 250.1    $  19.9
                                                      =========  ==========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                              1999     1998
                                                             -------  -------
                                                               (IN MILLIONS)


Total assets.....................................            $ 570.7  $ 587.8
Total liabilities................................              498.9    517.5
Total revenue....................................               35.6     38.8
Net income.......................................                3.5      3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999     1998
                                                      -------   -------

                                                         (IN MILLIONS)



Investment expenses..............................     $  9.5    $  8.3
Interest expense.................................        1.7       2.4
Depreciation expense.............................        0.6       0.8
Investment taxes.................................        0.3       0.7
                                                      ------    ------


                                                       $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)

Net gains from asset sales  .....................    $ (2.8)      $  7.6
Capital gains tax ...............................       0.2         (2.9)
Net capital gains transferred to IMR  ...........       0.9         (5.3)
                                                     ------       ------


Net Realized Capital Losses .....................    $ (1.7)      $ (0.6)
                                                     ======       ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                      1999       1998
                                                     ------     ------
                                                       (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments ............................   $(2.6)     $ (2.7)
Increase in asset valuation reserve ...............   $(1.2)     $ (3.3)
                                                      ------     ------


Net Unrealized Capital Losses And Other Adjustments   $(3.8)     $ (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:



                                                         GROSS UNREALIZED  GROSS UNREALIZED
                                       STATEMENT VALUE        GAINS            LOSSES         FAIR VALUE
                                       ---------------  -----------------  ----------------   ----------
                                                                   (IN MILLIONS)
December 31, 1999 .....................
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies ............  $    5.9              $ 0.0           $   0.1       $      5.8
Obligations of states and political
 subdivisions .........................       2.2                0.1               0.1              2.2
Debit securities issued by foreign
 governments ..........................      13.9                0.8               0.1             14.6
Corporate securities ..................     964.9               13.0              59.4            918.5
Mortgage-backed securities ............     229.4                0.5               7.8            222.1
                                         --------              -----             -----         --------

Total bonds ...........................  $1,216.3              $14.4             $67.5         $1,163.2
                                         ========              =====             =====         ========

December 31, 1998
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies ............  $    5.1              $ 0.1             $ 0.0         $    5.2
Obligations of states and political
 subdivisions .........................       3.2                0.3               0.0              3.5
Corporate securities ..................     925.2               50.4              15.0            960.6
Mortgage-backed securities ............     252.3               10.0               0.1            262.2
                                         --------              -----             -----         --------
Total bonds ...........................  $1,185.8              $60.8             $15.1         $1,231.5
                                         ========              =====             =====         ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                         STATEMENT     FAIR
                                                           VALUE      VALUE
                                                         --------   ---------
                                                            (IN MILLIONS)
Due in one year or less ...........................      $   58.5    $   58.2
Due after one year through five years .............         286.8       282.0
Due after five years through ten years ............         425.4       405.6
Due after ten years ...............................         216.2       195.3
                                                         --------    --------
                                                            986.9       941.1


Mortgage-backed securities ........................         229.4       222.1
                                                         --------    --------


                                                         $1,216.3    $1,163.2
                                                         ========    ========

   Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

   At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

   The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

   Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

   At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                           STATEMENT            GEOGRAPHIC      STATEMENT
 PROPERTY TYPE               VALUE             CONCENTRATION      VALUE
                         (IN MILLIONS)                        (IN MILLIONS)
Apartments .............. $  112.1          East North Central   $   71.3
Hotels ..................     11.3          East South Central        7.4
Industrial ..............     66.0          Middle Atlantic          28.5
Office buildings ........     86.4          Mountain                 21.0
Retail ..................     25.5          New England              37.5
Agricultural ............     99.6          Pacific                 111.1
Other ...................     32.2          South Atlantic           87.6
                                            West North Central       16.6
                                            West South Central       48.6
                                            Other                     3.5
                           -------                                 ------

                           $ 433.1                                 $433.1
                           =======                                 ======


   At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

   The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

   The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

   Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

   Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

   The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

   The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                   NUMBER OF CONTRACTS/                    ASSETS (LIABILITIES)
                                    NOTIONAL AMOUNTS         -----------------------------------------------
                                                                   1999                     1998
                                                          CARRYING                   CARRYING
                                        1999   1998        VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                      ------- -------    ---------    ----------     ---------    ----------
                                                        (IN MILLIONS)
Futures contracts to sell securities    362.0   947.0        $0.6        $0.6         $(0.5)       $ (0.5)
Interest rate swap agreements          $965.0  $365.0          --        11.5            --         (17.7)
Interest rate cap agreements            239.4    89.4         5.6         5.6           3.1           3.1
Currency rate swap agreements            15.8    15.8          --        (1.6)           --          (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

   The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

   The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

   The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                        DECEMBER 31, 1999         PERCENT
                                                        -----------------         -------
                                                                       (IN MILLIONS)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment .......................       $      3.8                  0.1%
At book value less surrender charge ................             40.5                  1.5
At market value ....................................          2,326.6                 87.1
                                                           ----------             --------
     Total with adjustment .........................          2,370.9                 88.7
Subject to discretionary withdrawal ................            287.1                 10.7
   at book value (without adjustment) ..............
Not subject to discretionary withdrawal--general
 account ...........................................             15.4                  0.6
                                                           ----------             --------

Total annuity reserves and deposit liabilities .....       $  2,673.4                100.0%
                                                           ==========             ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

    The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

    In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

    During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

    Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                         DECEMBER 31,
                                                   1999               1998
                                             ----------------   ----------------
                                             CARRYING   FAIR    CARRYING   FAIR
                                              AMOUNT    VALUE    AMOUNT    VALUE
                                             --------   -----   --------  ------
                                              (IN MILLIONS)
ASSETS
   Bonds--Note 6                            $1,216.3 $1,163.2 $1,185.8 $1,231.5
   Preferred stocks--Note 6                     35.9     35.9     36.5     36.5
   Common stocks--Note 6                         3.2      3.2      3.1      3.1
   Mortgage loans on real estate--Note 6
   Policy loans--Note 1                        172.1    172.1    137.7    137.7
   Cash items--Note 1                          250.1    250.1     19.9     19.9

Derivatives assets
 (liabilities) relating
   to:--Note 8
   Futures contracts                             0.6      0.6     (0.5)   (0.5)
   Interest rate swaps                            --     11.5       --   (17.7)
   Currency rate swaps                            --     (1.6)      --    (3.3)
   Interest rate caps                            5.6      5.6      3.1     3.1

LIABILITIES
   Commitments--Note 10                           --     19.4       --    32.1


    The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

    Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

    The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

    Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

    The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               FIRST QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 MARCH 31, 2000


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS
Cash .................   $       --    $       --    $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ...............    138,526,150    34,068,646    35,829,658    39,276,504
Investments in shares
 of portfolios of M
 Fund Inc., at value .           --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I .....         44,917       202,525        59,623          --
 M Fund Inc. .........           --            --            --            --
                         ------------  ------------  ------------  ------------
Total assets .........    138,571,067    34,271,171    35,889,281    39,276,504
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company ............           --            --            --            --
 M Fund Inc. .........           --            --            --            --
Asset charges payable           1,390           284           378           437
                         ------------  ------------  ------------  ------------
Total liabilities ....          1,390           284           378           437
                         ------------  ------------  ------------  ------------
Net assets ...........   $138,569,677  $ 34,270,887  $ 35,888,903  $ 39,276,067
                         ============  ============  ============  ============

                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
ASSETS
Cash ...................   $      --            --            --            --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value .................     4,253,445    76,843,249    30,278,966    69,664,696
Investments in shares
 of portfolios of M
 Fund Inc., at value ...          --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I .......        10,559          --          59,377        32,506
 M Fund Inc. ...........          --            --            --            --
                           -----------   -----------   -----------   -----------
Total assets ...........     4,264,004    76,843,249    30,338,343    69,697,202
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company ..............          --            --            --            --
 M Fund Inc. ...........          --            --            --            --
Asset charges payable ..            43           798           295         2,517
                           -----------   -----------   -----------   -----------
Total liabilities ......            43           798           295         2,517
                           -----------   -----------   -----------   -----------
Net assets .............   $ 4,263,961   $76,842,451   $30,338,048   $69,694,685
                           ===========   ===========   ===========   ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                            MID CAP       SMALL/MID CAP  REAL ESTATE     GROWTH &
                             VALUE           GROWTH        EQUITY         INCOME
                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ----------------  -------------  -----------  --------------
ASSETS
Cash .................   $           --   $        --    $        --  $          --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ...............       21,554,510     9,607,284     10,188,124    212,753,886
Investments in shares
 of portfolios of M
 Fund Inc., at value .               --            --             --             --
Receivable from:
 John Hancock Variable
  Series Trust I .....               --            --         94,477        199,984
 M Fund Inc. .........               --            --             --             --
                         -------------- -------------    -----------  -------------
Total assets ...........    21,554,510     9,607,284      10,282,601    212,953,870
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company ..............              --
 M Fund Inc. ...........              --             --           --             --
Asset charges payable ..             240            109           98          2,577
                        ----------------  -------------  -----------   ------------
Total liabilities ......             240            109           98          2,577
                        ----------------  -------------  -----------   ------------
Net assets .............$     21,554,270  $   9,607,175  $10,282,503   $212,951,293
                        ================  =============  ===========   ============

                                        SHORT-TERM      SMALL CAP      INTERNATIONAL
                          MANAGED          BOND           VALUE        OPPORTUNITIES
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                        ------------    -----------    -----------     -------------
ASSETS
Cash .................   $       --     $       --     $       --     $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ...............    128,065,080     14,256,150     21,734,702     37,871,091
Investments in shares
 of portfolios of M
 Fund Inc., at value .           --             --             --             --
Receivable from:
 John Hancock Variable
  Series Trust I .....        315,897         74,555         26,141           --
 M Fund Inc. .........           --             --             --             --
                         ------------   ------------   ------------   ------------
Total assets .........    128,380,977     14,330,705     21,760,843     37,871,091
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company ............
 M Fund Inc. .........           --             --             --             --
Asset charges payable           1,930            114            249            419
                         ------------   ------------   ------------   ------------
Total liabilities ....          1,930            114            249            419
                         ------------   ------------   ------------   ------------
Net assets ...........   $128,379,047   $ 14,330,591   $ 21,760,594   $ 37,870,672
                         ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                                                         TURNER       BRANDES
                                EQUITY       GLOBAL       CORE     INTERNATIONAL
                                INDEX         BOND       GROWTH       EQUITY
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  -------------
ASSETS
Cash.......................  $         --  $       --  $        --  $        --
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value..................   166,904,694   6,665,704   26,408,892   20,618,593
Investments in shares of
 portfolios of M Fund Inc.,
 at value..................            --          --           --           --
Receivable from:
 John Hancock Variable
  Series Trust I...........       148,551      24,942           --           --
 M Fund Inc................            --          --           --           --
                             ------------  ----------  -----------  -----------
Total assets...............   167,053,245   6,690,646   26,408,892   20,618,593
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company...            --          --           --           --
 M Fund Inc................            --          --           --           --
Asset charges payable......         1,756          84          252          177
                             ------------  ----------  -----------  -----------
Total liabilities..........         1,756          84          252          177
                             ------------  ----------  -----------  -----------
Net assets.................  $167,051,489  $6,690,562  $26,408,640  $20,618,416
                             ============  ==========  ===========  ===========

                               FRONTIER                  EMERGING
                               CAPITAL      ENHANCED     MARKETS       GLOBAL
                             APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                             ------------  -----------  ----------  ------------
ASSETS
Cash.......................  $        --   $       --   $       --   $       --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value.........   25,267,062    7,638,154    6,551,090    1,455,275
Investments in shares of
 portfolios of M Fund
 Inc., at value............           --           --           --           --
Receivable from:
 John Hancock Variable
  Series Trust I...........           --           --           --           --
 M Fund Inc................           --           --           --           --
                             -----------   ----------   ----------   ----------
Total assets...............   25,267,062    7,638,154    6,551,090    1,455,275
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company              --           --           --           --
 M Fund Inc................           --           --           --           --
Asset charges payable......          225           71           85           21
                             -----------   ----------   ----------   ----------
Total liabilities..........          225           71           85           21
                             -----------   ----------   ----------   ----------
Net assets.................  $25,266,837   $7,638,083   $6,551,005   $1,455,254
                             ===========   ==========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000

                                                                         HIGH
                                                 BOND     SMALL/MID     YIELD
                                                INDEX      CAP CORE      BOND
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              ----------  ----------  ----------
ASSETS
Cash.......................................   $       --   $     --   $       --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value.....................................    5,742,766    941,401    3,455,998
Investments in shares of portfolios of M
 Fund Inc., at value.......................           --         --           --
Receivable from:
 John Hancock Variable Series Trust I......       31,284         --       23,811
 M Fund Inc................................           --         --           --
                                              ----------   --------   ----------
Total assets ..............................    5,774,050    941,401    3,479,809
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company..................................           --         --           --
 M Fund Inc................................           --         --           --
Asset charges payable......................           73         11           40
                                              ----------   --------   ----------
Total liabilities..........................           73         11           40
                                              ----------   --------   ----------
Net assets.................................   $5,773,977   $941,390   $3,479,769
                                              ==========   ========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                       YEARS AND PERIODS ENDED MARCH 31,


                                                       LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                 ---------------------------------------  ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $   100,009   $17,558,034   $ 6,312,073   $   450,283   $ 2,851,613   $2,190,901
 M Fund Inc....................................           --            --            --            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Total investment income........................      100,009    17,558,034     6,312,073       450,283     2,851,613    2,190,901
Expenses:
 Mortality and expense risks...................      109,487       324,595       168,652        27,938       126,407       93,556
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net investment income (loss)...................       (9,478)   17,233,439     6,143,421       422,345     2,725,206    2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................    1,487,863     5,003,007     1,750,881      (796,838)   (1,391,910)     185,230
 Net unrealized appreciation (depreciation)
  during the period............................    8,093,756    (2,053,672)    8,041,022       921,253    (1,837,190)    (378,058)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................    9,581,619     2,949,335     9,791,903       124,415    (3,229,100)    (192,828)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................  $ 9,572,141   $20,182,774   $15,935,324   $   546,760   $  (503,894)  $1,904,517
                                                 ===========   ===========   ===========   ===========   ===========   ==========

                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                 ---------------------------------------  ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $    83,362   $   936,475   $ 1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc....................................           --            --            --            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Total investment income........................       83,362       936,475     1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks...................       32,246        81,058        45,651        39,242        60,221       22,593
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net investment income (loss)...................       51,116       855,417     1,885,059       (39,242)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains............................      703,499       753,750       152,030     2,556,750     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period............................     (708,302)    4,871,167        78,480     2,295,972     3,920,455    1,070,805
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................       (4,803)    5,624,917       230,510     4,852,722     6,469,399    1,129,534
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net increase in net assets resulting from
 operations....................................  $    46,313   $ 6,480,334   $ 2,115,569   $ 4,813,480   $10,107,133   $1,106,941
                                                 ===========   ===========   ===========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                    INTERNATIONAL BALANCED SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                                                 ---------------------------------------  ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $    27,773   $   372,766   $   185,760   $        --   $ 6,491,783   $1,114,374
 M Fund Inc....................................           --            --            --            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Total investment income........................       27,773       372,766       185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense risks...................        3,846        13,792         9,687        76,226       102,248       26,123
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net investment income (loss)...................       23,927       358,974       176,073       (76,226)    6,389,535    1,088,251
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................      (39,660)       15,640        24,206     1,185,070     5,188,018      599,619
 Net unrealized appreciation (depreciation)
  during the period............................     (121,758)     (173,912)      147,461      (706,164)   15,078,681    1,184,263
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................     (161,418)     (158,272)      171,667       478,906    20,266,699    1,783,882
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................  $  (137,491)  $   200,702   $   347,740   $   402,680   $26,656,234   $2,872,133
                                                 ===========   ===========   ===========   ===========   ===========   ==========

                                                        LARGE CAP VALUE SUBACCOUNT                MONEY MARKET SUBACCOUNT
                                                 ---------------------------------------   --------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $   168,440   $ 1,809,072   $   797,874   $   943,328   $ 3,279,928   $1,854,829
 M Fund Inc....................................           --            --            --            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Total investment income........................      168,440     1,809,072       797,874       943,328     3,279,928    1,854,829
Expenses:
 Mortality and expense risks...................       23,961        88,877        41,415        74,486       291,398      167,813
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net investment income..........................      144,479     1,720,195       756,459       868,842     2,988,530    1,687,016
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (117,101)      705,454       330,827            --            --           --
 Net unrealized appreciation (depreciation)
  during the period............................     (612,964)   (2,181,112)      145,355            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................     (730,065)   (1,475,658)      476,182            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................  $  (585,586)  $   244,537   $ 1,232,641   $   868,842   $ 2,988,530   $1,687,016
                                                 ===========   ===========   ===========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                        MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                                 ---------------------------------------   --------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $        --   $   110,190   $   120,469   $        --   $ 1,421,656   $  142,469
 M Fund Inc....................................           --            --            --            --            --           --
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Total investment income........................           --       110,190       120,469            --     1,421,656      142,469
Expenses:
 Mortality and expense risks...................       19,514        68,611        45,020         9,470        32,995       34,432
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net investment income..........................      (19,514)       41,579        75,449        (9,470)    1,388,661      108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................      402,063      (860,332)     (538,516)     (289,736)       13,375      232,246
 Net unrealized appreciation (depreciation)
  during the period............................    1,245,582     1,757,919      (830,390)      892,135    (1,001,208)     236,333
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................    1,647,645       897,587    (1,368,906)      602,399      (987,833)     468,579
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Net increase in net assets resulting from
 operations....................................  $ 1,628,131   $   939,166   $(1,293,457)  $   592,929   $   400,828   $  576,616
                                                 ===========   ===========   ===========   ===========   ===========   ==========

                                                       REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                                 ---------------------------------------   ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $   205,861   $   544,845   $   305,783   $   512,693   $23,565,679   $ 9,266,175
 M Fund Inc....................................           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total investment income........................      205,861       544,845       305,783       512,693    23,565,679     9,266,175
Expenses:
 Mortality and expense risks...................        8,329        29,468        22,716       222,841       715,377       290,361
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net investment income..........................      197,532       515,377       283,067       289,852    22,850,302     8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (213,163)     (735,504)     (454,979)      563,798     6,207,253     2,061,212
 Net unrealized appreciation (depreciation)
  during the period............................      349,789        80,925      (698,676)    2,749,417    (5,814,839)    7,759,307
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments...................................      136,626      (654,579)   (1,153,655)    3,313,215       392,414     9,820,519
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations.....................  $   334,158   $  (139,202)  $  (870,588)  $ 3,603,067   $23,242,716   $18,796,333
                                                 ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                            MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                                 ---------------------------------------   ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........   $   979,108   $11,251,980   $ 3,606,186   $   213,418   $   957,614   $   977,164
 M Fund Inc...................................            --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total investment income.......................       979,108    11,251,980     3,606,186       213,418       957,614       977,164
Expenses:
 Mortality and expense risks..................       168,685       495,544       121,905         9,907        50,128        50,947
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net investment income.........................       810,423    10,756,436     3,484,281       203,511       907,486       926,217
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)..................       (51,990)    2,233,258       278,186      (112,846)     (441,667)       24,740
 Net unrealized appreciation (depreciation)
  during the period...........................     1,363,763    (6,419,069)    1,791,231        68,551       (85,754)     (136,999)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments..................................     1,311,773    (4,185,811)    2,069,417       (44,295)     (527,421)    (112,259)
                                                 -----------   -----------   -----------   -----------   -----------   ----------

Net increase in net assets resulting from
 operations...................................   $ 2,122,196   $ 6,570,625   $ 5,553,698   $   159,216   $   380,065   $  813,958
                                                 ===========   ===========   ===========   ===========   ===========   ==========


                                                                                               INTERNATIONAL OPPORTUNITIES
                                                       SMALL CAP VALUE SUBACCOUNT                       SUBACCOUNT
                                                 ---------------------------------------   ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........   $    93,270   $   409,324   $    47,350   $        --   $ 2,096,195   $   103,399
 M Fund Inc...................................            --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total investment income.......................        93,270       409,324        47,350            --     2,096,195       103,399
Expenses:
 Mortality and expense risks..................        20,424        64,613        33,335        34,751        90,191        50,003
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)..................        72,486       344,711        14,015       (34,751)    2,006,004        53,396
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)..................        54,419      (979,002)       (9,919)    1,363,359     1,907,809       191,495
 Net unrealized appreciation (depreciation)
  during the period...........................       (47,196)      325,684      (523,693)   (1,275,014)    3,818,953     1,108,416
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments..................................         7,223      (653,318)     (533,612)       88,345     5,726,762     1,299,911
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations....................   $    79,709   $  (308,607)  $  (519,597)  $    53,594   $ 7,732,766   $ 1,353,307
                                                 ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  ----------------------------------
                           2000        1999         1998        2000        1999        1998
                        ----------  -----------  ----------  ----------  -----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $  459,796  $ 5,839,023  $1,337,750  $  26,843   $  460,088    $303,545
 M Fund Inc..........           --           --          --         --           --          --
                        ----------  -----------  ----------  ---------   ----------    --------
Total investment
 income..............      459,796    5,839,023   1,337,750     26,843      460,088     303,545
Expenses:
 Mortality and expense
  risks..............      144,695      335,573     126,021      8,730       35,321      19,894
                        ----------  -----------  ----------  ---------   ----------    --------
Net investment income      315,101    5,503,450   1,211,729     18,113      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........    1,407,391    7,681,081     691,270   (240,729)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period..    2,436,887    4,678,509   6,098,919    363,167     (433,526)     43,608
                        ----------  -----------  ----------  ---------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments......    3,844,278   12,359,590   6,790,189    122,438     (638,201)    125,267
                        ----------  -----------  ----------  ---------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $4,159,379  $17,863,040  $8,001,918  $ 140,551   $ (213,434)   $408,918
                        ==========  ===========  ==========  =========   ==========    ========

                                                                BRANDES INTERNATIONAL
                         TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ---------------------------------  ----------------------------------
                           2000         1999       1998      2000         1999        1998
                        -----------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $       --   $1,349,358  $     --  $      --   $  549,978   $     --
 M Fund Inc..........           --           --    84,940         --           --    358,080
                        ----------   ----------  --------  ---------   ----------   --------
Total investment
 income..............           --    1,349,358    84,940         --      549,978    358,080
Expenses:
 Mortality and expense
  risks..............       22,143       33,920     7,737     14,102       34,297     14,434
                        ----------   ----------  --------  ---------   ----------   --------
Net investment income
 (loss)..............      (22,143)   1,315,438    77,203    (14,102)     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains..      868,800    1,038,462   156,278     52,962      507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period..    1,770,438    1,626,646   562,620   (506,321)   3,486,097     91,915
                        ----------   ----------  --------  ---------   ----------   --------
Net realized and
 unrealized gain
 (loss)
 on investments......    2,639,238    2,665,108   718,898   (453,359)   3,993,824    181,252
                        ----------   ----------  --------  ---------   ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $2,617,095   $3,980,546  $796,101   (467,461)  $4,509,505   $524,898
                        ==========   ==========  ========  =========   ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                          FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                    SUBACCOUNT                        SUBACCOUNT
                        -----------------------------------  -----------------------------
                           2000         1999       1998        2000      1999       1998
                        -----------  ----------  ----------  --------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $       --   $  487,465  $      --   $     --  $532,067   $     --
 M Fund Inc..........           --           --     34,738         --        --     72,302
                        ----------   ----------  ---------   --------  --------   --------
Total investment
 income..............           --      487,465     34,738         --   532,067     72,302
Expenses:
 Mortality and expense
  risks..............       17,350       37,471     24,841      5,830    13,930      4,069
                        ----------   ----------  ---------   --------  --------   --------
Net investment income
 (loss)..............      (17,350)     449,994      9,897      5,830   518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........      466,929      624,068   (445,752)    55,792   264,436     87,723
 Net unrealized
  appreciation during
  the period.........    2,840,905    3,431,408    432,064     31,920   151,562     89,677
                        ----------   ----------  ---------   --------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   3,307,834    4,055,476    (13,688)    87,712   415,998    177,400
                        ----------   ----------  ---------   --------  --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $3,290,484   $4,505,470  $  (3,791)  $ 81,882  $934,135   $245,633
                        ==========   ==========  =========   ========  ========   ========

                                                                  EMERGING
                                                               MARKETS EQUITY                           GLOBAL EQUITY
                                                                 SUBACCOUNT                              SUBACCOUNT
                                                   ---------------------------------------   --------------------------------------
                                                       2000           1999        1998*         2000         1999        1998*
                                                   --------------  -----------  -----------  -----------  ----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........   $          --   $   137,724  $      522   $       --   $    6,063   $      491
 M Fund Inc.....................................              --            --          --           --           --           --
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Total investment income.........................              --       137,724         522           --        6,063          491
Expenses:
 Mortality and expense risks....................           6,661         5,465         387        1,101        1,859          339
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net investment income (loss)....................          (6,661)      132,259         135       (1,101)       4,204          152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................         841,365       663,998     (45,975)      27,715       82,873      (21,835)
 Net unrealized appreciation (depreciation)
  during the period.............................        (423,198)      432,248       2,289        2,640       47,295        4,812
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments....................................         418,167     1,096,246     (43,686)      30,355      130,168      (17,023)
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations................................   $     411,506   $ 1,228,505  $  (43,551)  $   29,254   $  134,372   $  (16,871)
                                                   =============   ===========  ==========   ==========   ==========   ==========

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                                    SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        --------------------------------  -------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $ 98,655   $ 140,772   $ 23,842   $    124   $ 54,784    $     --
 M Fund Inc..........         --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income..............     98,655     140,772     23,842        124     54,784          --
Expenses:
 Mortality and expense
  risks..............      6,322      10,636        937      1,222      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss)..............     92,333     130,136     22,905     (1,098)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........     (5,117)   (104,174)     1,002    106,765     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.............     48,121     (78,192)   (10,217)   (19,659)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments    43,004    (182,366)    (9,215)    87,106     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations.....   $135,337   $ (52,230)  $ 13,690   $ 86,008   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========

                                                       HIGH YIELD
                                                          BOND
                                                       SUBACCOUNT
                                             ---------------------------------
                                                2000        1999        1998*
                                             ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....   $  85,793   $ 352,641    $ 88,721
 M Fund Inc...............................          --          --          --
                                             ---------   ---------    --------
Total investment income...................      85,793     352,641      88,721
Expenses:
 Mortality and expense risks..............       3,851      12,206       1,962
                                             ---------   ---------    --------
Net investment income.....................      81,942     340,435      86,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)..............     (16,585)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the period........    (189,115)   (139,659)    149,416
                                             ---------   ---------    --------
Net realized and unrealized gain (loss) on
 investments..............................    (205,700)    (97,294)    214,240
                                             ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations................   $(123,758)  $ 243,141    $300,999
                                             =========   =========    ========

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                       YEARS AND PERIODS ENDED MARCH 31,


                                                LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                         -------------------------------------------  -------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $     (9,478)  $ 17,233,439   $  6,143,421   $    422,895   $  2,725,206    $  2,097,345
 Net realized gains (losses)..........      1,487,863      5,003,007      1,750,881       (796,838)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period..............................      8,093,756     (2,053,672)     8,041,022        921,253     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      9,572,141     20,182,774     15,935,324        547,310       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders.......................     26,306,668     75,667,981     29,859,648     11,781,689     74,595,720      38,567,292
 Net benefits to policyholders........    (12,830,683)   (45,347,424)   (13,281,028)   (16,379,586)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     13,475,985     30,320,557     16,578,620     (4,597,897)     6,283,400      11,175,975
Net increase (decrease) in net
 assets...............................     23,048,126     50,503,331     32,513,944     (4,050,587)     5,779,506      13,080,492
Net assets at beginning of period.....    115,521,551     65,018,220     32,504,276     38,321,474     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period...........   $138,569,677   $115,521,551   $ 65,018,220   $ 34,270,887   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                                        INTERNATIONAL EQUITY INDEX SUBACCOUNT               SMALL CAP GROWTH SUBACCOUNT
                                     ---------------------------------------------  ---------------------------------------------
                                         2000            1999            1998           2000           1999             1998
                                     -------------  ---------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).....   $     51,116   $      855,417   $  1,885,059   $    (39,242)  $  3,637,734    $      (22,593)
 Net realized gains...............        703,499          753,750        152,030      2,556,750      2,548,944            58,729
 Net unrealized appreciation
  (depreciation) during the
  period..........................       (708,302)       4,871,167         78,480      2,295,972      3,920,455         1,070,805
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from operations........         46,313        6,480,334      2,115,569      4,813,480     10,107,133         1,106,941
From policyholder transactions:
 Net premiums from
  policyholders...................     13,045,026       53,332,374     10,034,119     30,086,736     52,637,861        12,088,047
 Net benefits to policyholders....    (10,401,110)     (39,209,664)    (8,344,107)   (26,646,977)   (40,800,272)       (6,621,834)
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from policyholder
 transactions.....................      2,643,916       14,122,710      1,690,012      3,493,759     11,837,589         5,466,213
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets........      2,690,229       20,603,044      3,805,581      8,253,239     21,944,722         6,573,154
Net assets at beginning of period      33,198,674       12,595,630      8,790,049     31,022,828      9,078,106         2,504,952
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net assets at end of period.......   $ 35,888,903   $   33,198,674   $ 12,595,630   $ 39,276,067   $ 31,022,828    $    9,078,106
                                     ============   ==============   ============   ============   ============    ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                            INTERNATIONAL BALANCED SUBACCOUNT
                                         ----------------------------------------
                                            2000           1999          1998
                                         ------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $    23,927   $    358,974   $   176,073
 Net realized gains (losses)..........       (39,660)        15,640        24,206
 Net unrealized appreciation
  (depreciation) during
  the period..........................      (121,758)      (173,912)      147,461
                                         -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations............      (137,491)       200,702       347,740
From policyholder transactions:
 Net premiums from policyholders......       845,554      6,295,052     3,163,316
 Net benefits to policyholders........    (1,035,960)    (5,007,225)   (1,882,974)
                                         -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................      (190,406)     1,287,827     1,280,342
                                         -----------   ------------   -----------
Net increase (decrease) in net assets.      (327,897)     1,488,529     1,628,082
Net assets at beginning of period.....     4,591,858      3,103,327     1,475,245
                                         -----------   ------------   -----------
Net assets at end of period...........   $ 4,263,961   $  4,591,856   $ 3,103,327
                                         ===========   ============   ===========
                                                     MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------------
                                             2000            1999             1998
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $     (76,226)  $   6,389,535    $   1,088,251
 Net realized gains (losses)..........       1,185,070       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period..........................        (706,164)     15,078,681        1,184,263
Net increase (decrease) in net assets    -------------   -------------    -------------
 resulting from operations............         402,680      26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders......      26,745,210      65,183,285       11,323,614
 Net benefits to policyholders........     (13,805,055)    (41,018,347)      (5,132,055)
                                         -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................      12,940,155      24,164,938        6,191,559
                                         -------------   -------------    -------------
Net increase (decrease) in net assets.      13,342,835      50,821,172        9,063,692
Net assets at beginning of period.....      63,499,616      12,678,444        3,614,752
                                         -------------   -------------    -------------
Net assets at end of period...........   $  76,842,451   $  63,499,616    $  12,678,444
                                         =============   =============    =============

                                                LARGE CAP VALUE SUBACCOUNT
                                         ----------------------------------------
                                            2000           1999          1998
                                         ------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $   144,479   $  1,720,195   $   756,459
 Net realized gains (losses)..........      (117,101)       705,454       330,827
 Net unrealized appreciation
  (depreciation) during
  the period..........................      (612,964)    (2,181,112)      145,355
                                         -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations............      (585,586)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders......     9,161,994     37,432,039    15,144,316
 Net benefits to policyholders........    (5,345,277)   (27,199,179)   (4,937,583)
                                         -----------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     3,816,717     10,232,860    10,206,733
                                         -----------   ------------   -----------
Net increase (decrease) in net assets.     3,231,131     10,477,397    11,439,374
Net assets at beginning of period.....    27,106,917     16,629,520     5,190,146
                                         -----------   ------------   -----------
Net assets at end of period...........   $30,338,048   $ 27,106,917   $16,629,520
                                         ===========   ============   ===========
                                                    MONEY MARKET SUBACCOUNT
                                         ----------------------------------------------
                                             2000            1999             1998
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $     868,842   $   2,988,530    $   1,687,016
 Net realized gains (losses)..........              --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period..........................              --              --               --
Net increase (decrease) in net assets    -------------   -------------    -------------
 resulting from operations............         868,842       2,988,530        1,687,016
From policyholder transactions:
 Net premiums from policyholders......     217,361,930     890,376,545      340,377,358
 Net benefits to policyholders........    (209,542,856)   (918,869,964)    (269,723,839)
                                         -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................       7,819,074     (28,493,419)      70,653,519
                                         -------------   -------------    -------------
Net increase (decrease) in net assets.       8,687,916     (25,504,889)      72,340,535
Net assets at beginning of period.....      61,006,769      86,511,658       14,171,123
                                         -------------   -------------    -------------
Net assets at end of period...........   $  69,694,685   $  61,006,769    $  86,511,658
                                         =============   =============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                 MID CAP VALUE SUBACCOUNT                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------  --------------------------------------------
                                            2000           1999          1998           2000           1999             1998
                                         ------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $   (19,514)  $     41,579   $    75,449   $     (9,470)  $   1,388,661    $    108,037
 Net realized gains (losses)..........       402,063       (860,332)     (538,516)      (289,736)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period..........................     1,245,582      1,757,919      (830,390)       892,135      (1,001,208)        236,333
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............     1,628,131        939,166    (1,293,457)       592,929         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders......     6,813,614     32,024,751    18,837,112      1,722,182      11,809,133       4,563,154
 Net benefits to policyholders........    (6,026,008)   (29,579,995)   (7,855,945)    (2,633,767)     (9,775,543)     (6,481,542)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................       787,606      2,444,756    10,981,167       (911,585)      2,033,590      (1,918,388)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets.     2,415,737      3,383,922     9,687,710       (318,656)      2,434,418      (1,341,772)
Net assets at beginning of period.....    19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $21,554,270   $ 19,138,533   $15,754,611   $  9,607,175   $   9,925,831    $  7,491,413
                                         ===========   ============   ===========   ============   =============    ============




                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  --------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                          ------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  ...............   $   197,532   $    515,377   $   283,067   $    289,852   $  22,850,302    $  8,975,814
 Net realized gains (losses)...........      (213,163)      (735,504)     (454,979)       563,798       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period...........................       349,789         80,925      (698,676)     2,749,417      (5,814,839)      7,759,307
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............       334,158       (139,202)     (870,588)     3,603,067      23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders.......     5,164,186     22,699,314     6,964,604     20,391,023     196,639,863      60,975,616
 Net benefits to policyholders.........    (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)    (31,360,866)
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions........       709,699      4,605,674     1,451,383       (177,672)     89,875,908      29,614,750
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets .     1,043,857      4,466,472       580,795      3,425,395     113,118,624      48,411,083
Net assets at beginning of period......     9,238,646      4,772,174     4,191,379    209,525,898      96,407,275      47,996,192
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period............   $10,282,503   $  9,238,646   $ 4,772,174   $212,951,293   $ 209,525,899    $ 96,407,275
                                          ===========   ============   ===========   ============   =============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          ------------------------------------------  -------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  ...............   $    810,423   $ 10,756,436   $ 3,484,281   $    203,511   $    907,486    $    926,217
 Net realized gains (losses)...........        (51,990)     2,233,258       278,186       (112,846)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period...........................      1,363,763     (6,419,069)    1,791,231         68,551        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations.......................      2,122,196      6,570,625     5,553,698        159,216        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders.......      5,409,063    113,292,872    21,019,273      7,974,976     41,259,110      27,490,588
 Net benefits to policyholders.........     (4,863,022)   (34,219,380)   (8,281,600)    (5,532,589)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................        546,041     79,073,492    12,737,673      2,442,387     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets .      2,668,237     85,644,117    18,291,371      2,601,603     (7,517,518)      6,770,351
Net assets at beginning of period......    125,710,810     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period............   $128,379,047   $125,710,809   $40,066,692   $ 14,330,591   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============




                                            SMALL CAP VALUE SUBACCOUNT                  INTERNATIONAL OPERATIONS SUBACCOUNT
                                  ----------------------------------------------   ----------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $     72,846   $      344,711   $       14,015   $    (34,751)  $  2,006,004    $        53,396
 Net realized gains (losses)  .         54,419         (979,002)          (9,919)     1,363,359      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period...................        (47,196)         325,684         (523,693)    (1,275,014)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations....................         80,069         (308,607)        (519,597)        53,594      7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders     6,820,059       39,172,672       11,420,833     19,896,505     43,216,216         23,844,756
 Net benefits to policyholders      (3,922,931)     (30,591,417)      (4,363,378)   (13,614,477)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions..................      2,897,128        8,581,255        7,057,455      6,282,028      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets.....      2,977,197        8,272,648        6,537,858      6,335,622     12,576,519         12,922,976
Net assets at beginning of
 period........................     18,783,397       10,510,748        3,972,890     31,535,050     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period....   $ 21,760,594   $   18,783,396   $   10,510,748   $ 37,870,672   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                    EQUITY INDEX SUBACCOUNT
                                         -------------------------------------------
                                             2000           1999            1998
                                         -------------  --------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............   $    315,101   $   5,503,450   $  1,211,729
 Net realized gains (losses)..........      1,407,391       7,681,081        691,270
 Net unrealized appreciation
  (depreciation) during
  the period..........................      2,436,887       4,678,509      6,098,919
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............      4,159,379      17,863,040      8,001,918
From policyholder transactions:
 Net premiums from policyholders......     30,486,120     225,994,914     60,690,933
 Net benefits to policyholders........    (17,507,140)   (147,909,470)   (31,166,123)
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     12,978,980      78,085,444     29,524,810
                                         ------------   -------------   ------------
Net increase (decrease) in net assets      17,138,359      95,948,484     37,526,728
Net assets at beginning of period.....    149,913,130      53,964,647     16,437,919
                                         ------------   -------------   ------------
Net assets at end of period...........   $167,051,489   $  49,913,131   $ 53,964,647
                                         ============   =============   ============
                                                    GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------
                                             2000            1999           1998
                                         --------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............   $      18,113   $    424,767    $   283,651
 Net realized gains (losses)..........        (240,729)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period..........................         363,167       (433,526)        43,608
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations............         140,551       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders......       2,169,780     11,387,398      9,258,713
 Net benefits to policyholders........      (4,458,286)   (10,615,019)    (3,008,341)
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................      (2,288,506)       772,379      6,250,372
                                         -------------   ------------    -----------
Net increase (decrease) in net assets       (2,147,955)       558,945      6,659,290
Net assets at beginning of period.....       8,838,517      8,279,571      1,620,281
                                         -------------   ------------    -----------
Net assets at end of period...........   $   6,690,562   $  8,838,516    $ 8,279,571
                                         =============   ============    ===========

                                                  TURNER CORE GROWTH SUBACCOUNT
                                            ------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............        (22,143)  $ 1,315,438   $      77,203
 Net realized gains......................        868,800     1,038,462         156,278
 Net unrealized appreciation
  (depreciation) during
  the period.............................      1,770,438     1,626,646         562,620
                                            ------------   -----------   -------------
Net increase (decrease) in net assets
 resulting from operations...............      2,617,095     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders.........      7,163,231    23,098,524       4,779,974
 Net benefits to policyholders...........     (6,042,692)   (9,308,254)     (1,690,860)
                                            ------------   -----------   -------------
Net increase in net assets resulting from
 policyholder transactions...............      1,120,539    13,790,270       3,089,114
                                            ------------   -----------   -------------
Net increase in net assets...............      3,737,634    17,770,816       3,885,215
Net assets at beginning of period........     22,671,006     4,900,189       1,014,974
                                            ------------   -----------   -------------
Net assets at end of period..............   $ 26,408,640   $22,671,005   $   4,900,189
                                            ============   ===========   =============
                                              BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............        (14,102)  $   515,681    $   343,646
 Net realized gains......................         52,962       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period.............................       (506,321)    3,486,097         91,915
                                            ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............       (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders.........      5,406,790    12,134,533      5,520,633
 Net benefits to policyholders...........     (1,736,210)   (5,569,496)    (2,041,375)
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions...............      3,670,580     6,565,037      3,479,258
                                            ------------   -----------    -----------
Net increase in net assets...............      3,203,119    11,074,542      4,004,156
Net assets at beginning of period........     17,415,297     6,340,754      2,336,598
                                            ------------   -----------    -----------
Net assets at end of period..............   $ 20,618,416   $17,415,296    $ 6,340,754
                                            ============   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT        ENHANCED U.S. EQUITY SUBACCOUNT
                                            -------------------------------------------  ----------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............   $     (17,350)  $    449,994   $     9,897   $    (5,830)  $   518,137    $    68,233
 Net realized gains (losses).............         466,929        624,068      (445,752)       55,792       264,436         87,723
 Net unrealized appreciation during
  the period.............................       2,840,905      3,431,408       432,064        31,920       151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............       3,290,484      4,505,470        (3,791)       81,882       934,135        245,633
From policyholder transactions:
 Net premiums from policyholders.........       8,319,565     25,135,447    13,982,031     3,512,323     6,480,741      3,031,309
 Net benefits to policyholders...........      (3,328,234)   (22,331,613)   (9,695,520)   (2,694,336)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions...............       4,991,331      2,803,834     4,286,511       817,987     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets...............       8,281,815      7,309,304     4,282,720       899,869     4,263,597      1,977,412
Net assets at beginning of period........      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $  25,266,837   $ 16,985,022   $ 9,675,718   $ 7,638,083   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                                  GLOBAL EQUITY
                                     EMERGING MARKETS EQUITY SUBACCOUNT                            SUBACCOUNT
                              -------------------------------------------------  ------------------------------------------------
                                   2000            1999             1998*            2000            1999              1998*
                              ---------------  --------------  ----------------  --------------  --------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss)...................   $       (6,661)  $     132,259   $           135   $      (1,101)  $       4,204    $           152
 Net realized gains (losses)         841,365         663,998           (45,975)         27,715          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period...................         (423,198)        432,248             2,289           2,640          47,295              4,812
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase (decrease) in
 net assets resulting from
 operations................          411,506       1,228,505           (43,551)         29,254         134,372            (16,871)
From policyholder
 transactions:
 Net premiums from
  policyholders............       18,848,748      18,579,194         2,434,226       1,111,909       3,151,983          2,372,034
 Net benefits to
  policyholders............      (16,434,122)    (16,271,324)       (2,203,670)       (522,788)     (2,613,505)        (2,191,135)
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions..............        2,414,626       2,307,870           230,556         589,121         538,478            180,899
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net assets         2,826,132       3,536,375           187,005         618,375         672,850            164,028
Net assets at beginning of
 period....................        3,724,873         187,005                 0         836,879         164,028                  0
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net assets at end of period   $    6,551,005   $   3,723,380   $       187,005   $   1,455,254   $     836,878    $       164,028
                              ==============   =============   ===============   =============   =============    ===============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                               BOND INDEX
                                                               SUBACCOUNT                     SMALL/MID CAP CORE SUBACCOUNT
                                                  --------------------------------------  ---------------------------------------
                                                     2000         1999         1998*         2000          1999          1998*
                                                  -----------  ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..................   $   92,333   $   130,136   $   22,905   $    (1,098)  $    52,711    $     (535)
 Net realized gains (losses)...................       (5,117)     (104,174)       1,002       106,765        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period............................       48,121       (78,192)     (10,217)      (19,659)      (10,735)       18,718
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................      135,337       (52,230)      13,690        86,008       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders...............    1,414,394     6,471,518    1,176,234     6,028,335     5,817,483     1,089,030
 Net benefits to policyholders.................     (901,805)   (2,358,694)    (124,467)   (5,789,766)   (5,611,532)     (778,864)
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions.....................      512,589     4,112,824    1,051,767       238,569       205,951       310,166
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets.....................      647,926     4,060,594    1,065,457       324,577       313,660       303,153
Net assets at beginning of period..............    5,126,051     1,065,457            0       616,813       303,153             0
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period....................   $5,773,977   $ 5,126,051   $1,065,457   $   941,390   $   616,813    $  303,153
                                                  ==========   ===========   ==========   ===========   ===========    ==========

                                                HIGH YIELD BOND
                                                   SUBACCOUNT
                                    -----------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income...........   $    81,942   $    340,435    $    86,759
 Net realized gains (losses).....       (16,585)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the
  period.........................      (189,115)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations......................      (123,758)       243,141        300,999
From policyholder transactions:
 Net premiums from
 policyholders...................     1,581,720     19,870,990      6,683,673
 Net benefits to policyholders...    (2,251,407)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions.......      (669,687)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets..........................      (793,445)      (254,370)     4,527,584
Net assets at beginning of period     4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period......   $ 3,479,769   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 MARCH 31, 2000

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:


       PORTFOLIO          SHARES OWNED      COST          VALUE
       ---------          ------------  ------------  --------------
Large Cap Growth.......     4,725,708   $129,759,928   $138,569,677
Sovereign Bond.........     3,720,404     54,957,680     34,270,887
International Equity
 Index.................     1,828,860     42,194,387     35,888,903
Small Cap Growth.......     1,783,544     44,638,874     39,276,067
International Balanced        411,770      5,792,382      4,263,961
Mid Cap Growth.........     2,559,283     61,055,048     76,842,451
Large Cap Value........     2,322,131     36,125,073     30,338,048
Money Market...........     6,966,470    137,421,592     69,694,685
Mid Cap Value..........     1,556,021     25,731,991     21,554,270
Small/Mid Cap Growth  .       639,205     13,859,500      9,607,175
Real Estate Equity.....       878,277     15,150,096     10,282,503
Growth & Income........    10,470,973    216,940,978    212,951,293
Managed................     8,209,595    135,063,985    128,379,047
Short-Term Bond........     1,472,374     22,331,767     14,330,591
Small Cap Value........     2,002,962     25,350,551     21,760,594
International
 Opportunities.........     2,498,318     47,315,632     37,870,672
Equity Index...........     8,004,018    158,931,331    167,051,489
Global Bond............       668,397     14,205,761      6,690,562
Turner Core Growth.....     1,042,593     29,103,994     26,408,640
Brandes International
 Equity................     1,374,582     17,355,048     20,618,416
Frontier Capital
 Appreciation..........       999,103     21,184,263     25,266,837
Enhanced U.S. Equity  .       362,858      8,235,003      7,638,083
Emerging Markets
 Equity................       498,382     18,281,972      6,551,005
Global Equity..........       115,407      2,131,686      1,455,254
Bond Index.............       611,908      6,074,464      5,773,977
Small/Mid Cap CORE.....        89,127      2,920,766        941,390
High Yield Bond........       405,962      6,265,268      3,479,769

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth...................   $ 62,265,535   $ 14,711,539
Sovereign Bond.....................     38,288,617     29,280,010
International Equity Index.........     32,519,440     17,541,313
Small Cap Growth...................     27,757,302     12,281,978
International Balanced.............      3,415,587      1,768,784
Mid Cap Growth.....................     45,338,211     14,783,738
Large Cap Value....................     22,257,609     10,304,554
Money Market.......................    304,141,849    329,646,739
Mid Cap Value......................     15,413,952     12,927,617
Small/Mid Cap Growth...............      8,759,614      5,337,363
Real Estate Equity.................     13,375,520      8,254,469
Growth & Income....................    144,949,345     32,223,136
Managed............................    111,633,323     21,803,394
Short-Term Bond....................     17,352,671     24,342,768
Small Cap Value....................     16,062,747      7,136,780
International Opportunities........     24,767,973     17,918,215
Equity Index.......................    124,086,502     40,497,607
Global Bond........................     10,322,531      9,125,384
Turner Core Growth.................     20,980,047      5,874,338
Brandes International Equity.......     10,664,333      3,583,615
Frontier Capital Appreciation......     13,387,462     10,133,633
Enhanced U.S. Equity...............      5,925,334      2,077,734
Emerging Markets Equity............      9,682,573      7,242,444
Global Equity......................      2,167,637      1,624,954
Bond Index.........................      5,900,997      1,658,038
Small/Mid Cap CORE.................      3,312,578      3,053,916
High Yield Bond....................     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

   Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:


                                      VEP CLASS #1                VEP CLASS #2               VEP CLASS #3
                               --------------------------  --------------------------  ---------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                 501,219        36.64         452,200       36.75        211,942         36.87
Sovereign Bond                   225,529        14.01         160,910       14.05         34,047         14.10
International Equity Index       241,826        17.49         177,419       17.55          5,314         17.60
Small Cap Growth                 187,881        24.93         186,116       24.98         34,022         25.03
International Balanced            18,384        12.87          25,851       12.90         15,065         12.93
Mid Cap Growth                   244,467        36.47         184,426       36.54         60,720         36.61
Large Cap Value                  195,113        15.68         139,786       15.71         24,929         15.74
Money Market                     587,473        13.25       1,124,720       13.29        419,434         13.33
Mid Cap Value                    120,750        15.21          49,381       15.24          3,276         15.27
Small/Mid Cap Growth              88,999        21.14          89,441       21.20              0         21.26
Real Estate Equity                95,604        14.85          55,305       14.89         19,250         14.94
Growth & Income                  996,212        31.41         591,014       31.51        179,428         31.60
Managed                          550,878        21.22         284,687       21.29         39,917         21.35
Short-Term Bond                   84,327        13.10          94,761       13.14          9,722         13.18
Small Cap Value                  117,863        12.27          89,562       12.29         22,744         12.32
International Opportunities      140,734        16.48         191,629       16.51          6,658         16.54
Equity Index                     546,625        23.54         605,346       23.58        211,658         23.63
Global Bond                       55,879        12.37          48,921       12.39         18,599         12.41
Turner Core Growth                31,801        31.21          15,389       31.28              0         31.34
Brandes International Equity      22,721        16.32          33,499       16.35              0         16.39
Frontier Capital Appreciation     26,137        27.20          13,250       27.26              0         27.31
Enhanced U.S. Equity               4,387        17.51               0       17.54              0         17.56
Emerging Markets Equity           61,060        13.69         160,303       13.70         13,962         13.71
Global Equity                     27,243        12.68          27,262       12.69          2,252         12.70
Bond Index                       100,226        10.59          99,922       10.60         63,929         10.60
Small/Mid Cap CORE                18,057        11.56          12,509       11.57          4,270         11.58
High Yield Bond                   45,997         9.76          41,613        9.77          2,141          9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                               --------------------------  --------------------------  ---------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                 624,782        36.96        302,096        37.00        273,725         37.04
Sovereign Bond                    14,891        14.89        610,911        14.91        449,306         14.92
International Equity Index        39,735        16.23        160,610        16.25        232,734         16.27
Small Cap Growth                  66,214        25.38         39,775        25.39         46,461         25.42
International Balanced            40,176        13.10         10,196        13.11         54,443         13.12
Mid Cap Growth                   151,297        37.12        135,265        37.15         63,453         37.17
Large Cap Value                  168,223        15.96        160,487        15.97        419,835         15.98
Money Market                     173,689        13.19        290,988        13.20        159,826         13.22
Mid Cap Value                     81,017        15.48         17,842        15.49        240,521         15.50
Small/Mid Cap Growth              25,267        21.17            378        21.19         29,661         21.21
Real Estate Equity                57,478        15.40          5,284        15.42        199,999         15.43
Growth & Income                  581,341        31.39        528,494        31.42         25,701         31.45
Managed                          144,003        22.01        118,971        22.04        128,144         22.06
Short-Term Bond                  185,563        13.36        424,715        13.38              0             0
Small Cap Value                   32,369        12.49         50,061        12.50        278,886         12.50
International Opportunities      219,385        16.77        180,790        16.78        104,577         16.79
Equity Index                     336,797        23.96         64,760        23.98        558,737         23.99
Global Bond                       49,441        12.59          5,046        12.60              0         12.61
Turner Core Growth                 9,891        31.81         20,258        31.83              0         31.86
Brandes International Equity     107,998        16.63        108,224        16.65         39,650         16.66
Frontier Capital Appreciation     90,714        27.72         67,224        27.74              0         27.77
Enhanced U.S. Equity              18,732        17.74          6,871        17.74              0         17.67
Emerging Markets Equity                0        13.81         39,505        13.81              0         13.81
Global Equity                          0        12.80              0        12.80              0         12.80
Bond Index                         2,500        10.68         19,774        10.68              0         10.68
Small/Mid Cap CORE                     0        11.67              0        11.67              0         11.67
High Yield Bond                    1,565         9.98              0         0.98          8,654          9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                             ---------------------------------   --------------------------  ---------------------------
                               ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                    ----------------  ----------------  ------------  ------------  ------------  -------------
Large Cap Growth                  112,264           85.40           799,241       26.61        346,876         23.70
Sovereign Bond                     56,595           24.06           302,433       12.64        338,834         11.90
International Equity Index        146,837           27.50           777,766       15.04        220,189         15.52
Small Cap Growth                  181,468           24.96           309,201       25.20        209,297         28.33
International Balanced             58,124           12.89            42,203       13.01         36,194         12.47
Mid Cap Growth                    181,012           36.51           411,691       36.87        120,647         40.88
Large Cap Value                   340,696           15.69           144,765       15.85        120,405         13.55
Money Market                      351,729           18.33           681,051       12.10        410,096         11.58
Mid Cap Value                     484,280           15.22           236,146       15.38         58,151         12.99
Small/Mid Cap Growth                5,968           21.17           263,530       13.51         34,027         13.75
Real Estate Equity                 42,675           22.83           146,961       12.66         42,185          9.75
Growth & Income                   833,145           69.25         1,328,327       22.26        456,665         19.45
Managed                         2,310,154           40.30           226,876       17.09        120,259         15.63
Short-Term Bond                    90,405           13.12            44,158       12.06         95,975         11.56
Small Cap Value                   619,523           12.28           321,868       12.40         92,320         11.77
International Opportunities       631,815           16.50           248,891       16.65        454,435         15.94
Equity Index                      602,588           23.56         1,254,544       23.79        666,253         20.30
Global Bond                       167,161           12.38            61,755       12.50         64,901         11.80
Turner Core Growth                      0           29.04           211,545       28.32         69,350         27.22
Brandes International Equity            0           16.55           542,598       15.97         59,761         17.06
Frontier Capital Appreciation           0           25.24           453,530       23.01         87,539         22.27
Enhanced U.S. Equity                    0           13.28           149,272       17.65        163,219         17.65
Emerging Markets Equity            43,842           13.69            79,087       13.76         40,699         13.76
Global Equity                      25,141           12.69            24,262       12.75            852         12.75
Bond Index                         27,803           10.59            19,951       10.64            180         10.64
Small/Mid Cap CORE                    174           11.57            18,128       11.62            706         11.62
High Yield Bond                    21,279            9.76            86,249        9.81         83,050          9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                               --------------------------  --------------------------  ---------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                  257,292       23.70        225,326        26.61         4,496          87.48
Sovereign Bond                    132,915       11.90        121,516        12.64             0          28.75
International Equity Index         50,283       15.52         94,430        15.04         1,229          29.08
Small Cap Growth                  178,252       28.33         75,478        25.20             0          25.55
International Balanced             24,342       12.47          5,498        13.01             0          13.19
Mid Cap Growth                    325,412       40.88        155,427        36.87         4,597          37.36
Large Cap Value                    82,162       13.55        148,074        15.85             0          16.07
Money Market                      913,953       11.58        249,610        12.10             0          13.26
Mid Cap Value                      70,658       12.99         63,590        15.38             0          15.59
Small/Mid Cap Growth               15,647       13.75         21,186        13.51             0              0
Real Estate Equity                 15,207        9.84         23,604        12.66             0          23.94
Growth & Income                 1,057,563       19.45        214,058        22.26         2,544          82.96
Managed                            82,529       15.63         51,746        17.09         2,049          47.71
Short-Term Bond                    34,938       11.56         32,271        12.06         5,208          13.60
Small Cap Value                    33,605       11.77        107,429        12.40             0          12.57
International Opportunities        55,230       15.94         65,769        16.65             0          16.88
Equity Index                    2,032,606       20.30        537,822        23.79         9,694          24.12
Global Bond                        42,596       11.80         29,112        12.50             0          12.67
Turner Core Growth                345,860       27.22        235,445        28.32             0          32.04
Brandes International Equity      123,322       17.06        228,923        15.97             0          16.75
Frontier Capital Appreciation     240,310       22.27         91,600        23.01             0          26.83
Enhanced U.S. Equity               51,190       17.65         38,188        17.65             0          17.82
Emerging Markets Equity            24,399       13.76         14,489        13.76             0          13.85
Global Equity                       5,262       12.75          2,275        12.75             0          12.83
Bond Index                        140,959       10.64         68,555        10.64             0          10.71
Small/Mid Cap CORE                 12,671       11.62         14,654        11.62             0          11.70
High Yield Bond                    18,929        9.81         45,739         9.81             0           9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     VEP CLASS #13
                               --------------------------
                               ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES      SHARE VALUES
---------                      ------------  --------------
Large Cap Growth                    502          87.48
Sovereign Bond                        0          28.75
International Equity Index          879          29.08
Small Cap Growth                    588          25.55
International Balanced                0          13.19
Mid Cap Growth                      877          37.36
Large Cap Value                      13          16.07
Money Market                      7,184          13.26
Mid Cap Value                         0          15.59
Small/Mid Cap Growth                  0          21.94
Real Estate Equity                    0          23.94
Growth & Income                     307          82.96
Managed                             372          47.71
Short-Term Bond                       0          13.60
Small Cap Value                       0          12.57
International Opportunities       1,226          16.88
Equity Index                      1,481          24.12
Global Bond                           0          12.67
Turner Core Growth                    0          32.04
Brandes International Equity          0          16.75
Frontier Capital Appreciation         0          26.83
Enhanced U.S. Equity                  0          17.82
Emerging Markets Equity             717          13.85
Global Equity                         0          12.83
Bond Index                            0          10.71
Small/Mid Cap CORE                    0          11.70
High Yield Bond                       0           9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS
Cash ................   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of
 John Hancock
 Variable Series
 Trust I, at value ..    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at
 value ..............             --           --            --             --
Receivable from:
 John Hancock
 Variable Series
 Trust I ............         21,617       12,536           419        208,513
 M Fund Inc. ........             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets ........    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock
 Variable Life
 Insurance Company ..         20,467       12,194            75        208,172
 M Fund Inc. ........             --           --            --             --
Asset charges
 payable ............          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities ...         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets ..........   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========

                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
ASSETS
Cash .................    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of
 John Hancock Variable
 Series Trust I, at
 value................     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at
 value ...............            --             --           --            --
Receivable from:
 John Hancock
 Varidable Series
 Trust I .............            52         27,659       12,738     1,396,082
 M Fund Inc. .........            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets .........     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.............             9         26,980       12,479     1,395,329
 M Fund Inc. .........            --             --           --            --
Asset charges
 payable .............           348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities ....           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets ...........    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH &
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash.................   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value...............     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I.....         38,609         580,155            88        330,982
 M Fund Inc. ........             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets.........     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company............         38,404         580,049            --        328,424
 M Fund Inc. ........             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities....         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets...........   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============

                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
ASSETS
Cash.................   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value...............    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I.....         34,311          215      189,514          1,308
 M Fund Inc..........             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets.........    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company............         32,402          114      189,306            955
 M Fund Inc. ........             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities....         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets...........   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
ASSETS
Cash..................   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value................    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value..             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I......        126,680     766,077          222            271
 M Fund Inc. .........             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets..........    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.............        125,115     765,972           --            122
 M Fund Inc. .........             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities.....        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets............   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========

                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
ASSETS
Cash.....................   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value.......            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value..........    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I.........           771           63          254          24
 M Fund Inc. ............            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets.............    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc. ............            --           --           --          --
Asset charges payable....         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities........         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets...............   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999




                                              BOND     SMALL/ MID     HIGH
                                             INDEX      CAP CORE    YIELD BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------

ASSETS
Cash....................................   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value..................................    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value....................           --         --            --
Receivable from:
 John Hancock Variable Series Trust I...           87          7       906,251
 M Fund Inc. ...........................           --         --            --
                                           ----------   --------    ----------
Total assets............................    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company...............................           20         --       906,193
 M Fund Inc. ...........................           --         --            --
Asset charges payable...................          441         63           368
                                           ----------   --------    ----------
Total liabilities.......................          461         63       906,561
                                           ----------   --------    ----------
Net assets..............................   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  ------------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc..........            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income..............    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks..............       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period..    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========

                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc..........           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income..............      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks..............       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss)..............      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ----------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc..........           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income..............      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks..............       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss)..............      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains..       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.............     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  ---------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc..........            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income..............     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks..............        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains..       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.............    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations..........   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------  -----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc....................................           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income........................      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks...................       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income..........................       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period............................    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments...................................      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations...............................   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   --------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc..........          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income..............     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks..............      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  -------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc..........            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income..............    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks..............       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period..    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations..........   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========

                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        ---------------------------------  ----------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc..........          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income..............     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks..............      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period..     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  ---------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc..........            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income..............     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks..............       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.............     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========

                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  -------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I............   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc..........           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income..............    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks..............       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment
 income..............    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains..    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period.............    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations..........   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ----------------------------------  ---------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc..........           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income..............      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and
  expense risks......       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment
  income.............      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period..    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on
 investments.........    4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        ---------------------  -------------------  ---------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.....   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc..........           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income..............      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks..............        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment
  income.............      132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...........      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period..      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on
 investments.........    1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations..........   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   ---------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I.......................   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc.....................         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income.........     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks....      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss)....     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)....     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period........................    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments..........     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from
  operations....................   $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          -------------------------------------------  ------------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)...........      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period.....     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations.............     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders.......     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders.........    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions........     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets.............     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period......     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period............   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             -----------------------------------------  -----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).............   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains.......................        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period.......................      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations................      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders..........     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders............    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions................     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets................     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period.........     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period...............   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          ---------------------------------------  ----------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains....................        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period.....      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations.............       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders.......     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders.........    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions........     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets.............     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period......     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period............   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        -----------------------------------------  ----------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income...............   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains..................        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period...     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations.....................        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders.....     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders.......    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period....     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period..........   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             -----------------------------------------  -----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  ------------
Increase in net assets from operations:
 Net investment income....................   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses)..............       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period.......................      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations................        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders..........     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders............    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.............................      2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets.....      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period.........     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period...............   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  --------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  -------------
Increase in net assets from operations:
 Net investment income.................   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)...........       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period.....         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders.......     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders.........    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder tran      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------

Net increase in net assets.............      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period......      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period............   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            -----------------------------------------  ------------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses).............      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period.......     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations..............................      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders.........    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders...........    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions............................     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets....     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period........     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period..............   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ----------------------------------------  ------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses)..............       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period.......................        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations................       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders..........     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders............    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions................      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets................      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period.........     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period...............   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                             EQUITY INDEX SUBACCOUNT
                                                                             ----------------------------------------------------
                                                                                  1999                  1998             1997
                                                                             ---------------        ------------      -----------
Increase (decrease) in net assets from operations:
 Net investment income....................................................   $     5,503,450        $  1,211,729      $   378,697
 Net realized gains (losses)..............................................         7,681,081             691,270          901,978
 Net unrealized appreciation (depreciation) during the period ............         4,678,509           6,098,919          392,256
                                                                             ---------------        ------------      -----------
Net increase (decrease) in net assets resulting from operations...........        17,863,040           8,001,918        1,672,931
From policyholder transactions:
 Net premiums from policyholders..........................................       225,994,914          60,690,933       23,412,687
 Net benefits to policyholders............................................      (147,909,470)        (31,166,123)      (9,622,006)
                                                                             ---------------        ------------      -----------
Net increase in net assets resulting from policyholder
 transactions.............................................................        78,085,444          29,524,810       13,790,681
                                                                             ---------------        ------------      -----------
Net increase in net assets................................................        95,948,484          37,526,728       15,463,612
Net assets at  beginning of period........................................        53,964,647          16,437,919          974,307
                                                                             ---------------        ------------      ------------
Net assets at end of period...............................................   $   149,913,131        $ 53,964,647      $16,437,919
                                                                             ===============        ============      ===========
                                                                                      GLOBAL BOND SUBACCOUNT
                                                                            ------------------------------------------
                                                                                 1999           1998           1997
                                                                             -------------   -----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income..................................................     $     424,767   $   283,651    $   71,030
 Net realized gains (losses)............................................          (204,675)       81,659         8,335
 Net unrealized appreciation (depreciation) during the period ..........          (433,526)       43,608       (11,727)
                                                                             -------------   -----------    ----------

Net increase (decrease) in net assets resulting from operations.........          (213,434)      408,918        67,638
From policyholder transactions:
 Net premiums from policyholders........................................        11,387,398     9,258,713     1,828,179
 Net benefits to policyholders..........................................       (10,615,019)   (3,008,341)     (534,164)
                                                                             -------------   -----------    ----------
Net increase in net assets resulting from policyholder
 transactions...........................................................           772,379     6,250,372     1,294,015
                                                                             -------------   -----------    ----------
Net increase in net  assets.............................................           558,945     6,659,290     1,361,653
Net assets at beginning of period.......................................         8,279,571     1,620,281       258,628
                                                                             -------------   -----------    ----------
Net assets at end of period.............................................     $   8,838,516   $ 8,279,571    $1,620,281
                                                                             =============   ===========    ==========

                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                ---------------------------------------  ----------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains..........................     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period..........................     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations..................................     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders.............    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders...............    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions...................    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets...................    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period............     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period..................   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                       FRONTIER CAPITAL APPRECIATION                       ENHANCED U.S.
                                                                  SUBACCOUNT                             EQUITY SUBACCOUNT
                                                 -----------------------------------------   --------------------------------------
                                                      1999           1998         1997           1999          1998         1997*
                                                 -------------   -----------   -----------   ------------   -----------   ---------
Increase (decrease) in net assets
 from operations:
 Net investment income......................     $     449,994   $     9,897   $   118,150   $    518,137   $    68,233   $  14,857

 Net realized gains (losses)................           624,068      (445,752)      614,358        264,436        87,723       4,177
 Net unrealized appreciation (depreciation)
  during the period.........................         3,431,408       432,064      (368,570)       151,562        89,677       6,844
                                                 -------------   -----------   -----------   ------------   -----------   ---------
Net increase (decrease) in net assets
 resulting from operations..................         4,505,470        (3,791)      363,938        934,135       245,633      25,878
From policyholder transactions:
 Net premiums from policyholders............        25,135,447    13,982,031    10,030,418      6,480,741     3,031,309     475,503
 Net benefits to policyholders..............       (22,331,613)   (9,695,520)   (5,969,436)    (3,151,279)   (1,299,530)     (4,176)
                                                 -------------   -----------   -----------   ------------   -----------   ---------
Net increase in net assets resulting from

 policyholder transactions..................         2,803,834     4,286,511     4,060,982      3,329,462     1,731,779     471,327
                                                 -------------   -----------   -----------   ------------   -----------   ---------
Net increase in net assets..................         7,309,304     4,282,720     4,424,920      4,263,597     1,977,412     497,205

Net assets at beginning of period...........         9,675,718     5,392,998       968,078      2,474,617       497,205           0
                                                 -------------   -----------   -----------   ------------   -----------   ---------
Net assets at end of period.................     $  16,985,022   $ 9,675,718   $ 5,392,998   $  6,738,214   $ 2,474,617   $ 497,205
                                                 =============   ===========   ===========   ============   ===========   =========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               ---------------------------  --------------------------  -------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income......................   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses)................        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period.........................        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..................      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders............     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders..............    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions..................      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets..................      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period...........        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period.................   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                               SMALL/MID CAP CORE             HIGH YIELD BOND
                                                                                   SUBACCOUNT                   SUBACCOUNT
                                                                            ------------------------   ----------------------------
                                                                               1999         1998**         1999             1998**
                                                                            ------------  -----------  -------------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................................  $    52,711   $     (535)  $     340,435    $    86,759
 Net realized gains (losses)..............................................       65,733      (25,196)         42,365         64,824
 Net unrealized appreciation (depreciation) during the period.............      (10,735)      18,718        (139,659)       149,416
                                                                            -----------   ----------   -------------    -----------
Net increase (decrease) in net assets resulting from operations...........      107,709       (7,013)        243,141        300,999
From policyholder transactions:
 Net premiums from policyholders..........................................    5,817,483    1,089,030      19,870,990      6,683,673
 Net benefits to policyholders............................................   (5,611,532)    (778,864)    (20,368,501)    (2,457,088)
                                                                            -----------   ----------   -------------    -----------
Net increase (decrease) in net assets resulting from policyholder
  transactions............................................................      205,951      310,166        (497,511)     4,226,585
                                                                            -----------   ----------   -------------    -----------
Net increase (decrease) in net assets.....................................      313,660      303,153        (254,370)     4,527,584
Net assets at  beginning of period........................................      303,153            0       4,527,584              0
                                                                            -----------   ----------   -------------    -----------
Net assets at end of period...............................................  $   616,813   $  303,153   $   4,273,214    $ 4,527,584
                                                                            ===========   ==========   =============    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth.............     4,226,550   $108,181,136   $115,521,551
Sovereign Bond...............     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth.............     1,622,919     25,907,535     31,022,828
International Balanced.......       428,930      4,680,715      4,591,856
Mid Cap Growth...............     2,172,468     46,744,046     63,499,616
Large Cap Value..............     2,009,306     28,839,671     27,106,917
Money Market.................     6,100,677     61,006,768     61,006,769
Mid Cap Value................     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth.........       707,222     10,888,164      9,925,831
Real Estate Equity...........       805,182      9,643,804      9,238,646
Growth & Income..............    10,470,370    207,387,033    209,525,899
Managed......................     8,137,552    130,087,567    125,710,809
Short-Term Bond..............     1,206,452     11,963,663     11,728,988
Small Cap Value..............     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index.................     7,327,855    138,687,664    149,913,131
Global Bond..................       900,154      9,240,752      8,838,516
Turner Core Growth...........       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity.........       321,327      6,490,133      6,738,214
Emerging Markets Equity......       303,646      3,288,843      3,723,380
Global Equity................        68,965        784,773        836,878
Bond Index...................       550,115      5,214,459      5,126,051
Small/Mid Cap CORE...........        62,841        608,830        616,813
High Yield Bond..............       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


                  PORTFOLIO                 PURCHASES        SALES
                  ---------                ------------  --------------
     Large Cap Growth...................   $ 62,265,535   $ 14,711,539
     Sovereign Bond.....................     38,288,617     29,280,010
     International Equity Index.........     32,519,440     17,541,313
     Small Cap Growth...................     27,757,302     12,281,978
     International Balanced.............      3,415,587      1,768,784
     Mid Cap Growth.....................     45,338,211     14,783,738
     Large Cap Value....................     22,257,609     10,304,554
     Money Market.......................    304,141,849    329,646,739
     Mid Cap Value......................     15,413,952     12,927,617
     Small/Mid Cap Growth...............      8,759,614      5,337,363
     Real Estate Equity.................     13,375,520      8,254,469
     Growth & Income....................    144,949,345     32,223,136
     Managed............................    111,633,323     21,803,394
     Short-Term Bond....................     17,352,671     24,342,768
     Small Cap Value....................     16,062,747      7,136,780
     International Opportunities........     24,767,973     17,918,215
     Equity Index.......................    124,086,502     40,497,607
     Global Bond........................     10,322,531      9,125,384
     Turner Core Growth.................     20,980,047      5,874,338
     Brandes International Equity.......     10,664,333      3,583,615
     Frontier Capital Appreciation......     13,387,462     10,133,633
     Enhanced U.S. Equity...............      5,925,334      2,077,734
     Emerging Markets Equity............      9,682,573      7,242,444
     Global Equity......................      2,167,637      1,624,954
     Bond Index.........................      5,900,997      1,658,038
     Small/Mid Cap CORE.................      3,312,578      3,053,916
     High Yield Bond....................     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

   Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth...............   432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond.................   226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index.....   205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth...............   151,029         21.68        131,551        21.71        42,832          21.76
International Balanced.........    21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth.................   202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value................   191,629         16.15        140,376        16.18         4,476          16.21
Money Market...................   613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value..................   106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth...........    83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity.............    94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income................   945,411         30.90        579,234        31.00       212,540          31.09
Managed........................   554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond................    94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value................   114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities....   115,902         16.52        159,219        16.55         2,521          16.58
Equity Index...................   442,683         23.06        565,394        23.10       189,577          23.14
Global Bond....................    55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth.............    31,697         28.29         15,337        28.36            --             --
Brandes International Equity...    18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation..    20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity...........     3,102         17.47             --        17.50            --             --
Emerging Markets Equity........    31,332         12.77        114,481        12.78         4,803          12.79
Global Equity..................    11,223         12.22         15,873        12.23           777          12.24
Bond Index.....................    99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE.............    12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond................    51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth.............     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond...............      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index...      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth.............      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced.......      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth...............     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value..............     151,753         16.42       133,066         16.43       416,273          16.44
Money Market.................     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value................      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth.........      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity...........      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income..............     641,268         30.84       447,326         30.87        16,723          30.91
Managed......................     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond..............      99,163         13.21       351,710         13.22            --             --
Small Cap Value..............      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index.................     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond..................      54,500         12.35         9,809         12.36            --             --
Turner Core Growth...........       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity.........      13,962         17.68             1         17.68            --             --
Emerging Markets Equity......          --            --        24,692         12.87            --             --
Global Equity................          --            --            --         12.32            --             --
Bond Index...................       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE...........          --            --            --         10.84            --             --
High Yield Bond..............       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth...........         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond.............         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index.        113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth...........        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced.....         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth.............        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value............        269,931            16.17          125,284        16.31       115,052          13.95
Money Market...............        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value..............        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth.......          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity.........         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income............        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed....................      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond............         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value............        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index...............        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond................        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth.........             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity....................             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation..............             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity.......             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity....         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity..............          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index.................         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE.........             --               --           16,742        10.81           477          10.81
High Yield Bond............         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth.............      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond...............      122,492        11.71        96,742         12.44          --             --
International Equity Index...       40,197        15.54        68,833         15.05          --             --
Small Cap Growth.............      158,068        24.61        34,357         21.90          --             --
International Balanced.......       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth...............      291,628        39.83       111,636         35.92          --             --
Large Cap Value..............       66,485        13.95        73,993         16.31          --             --
Money Market.................      575,670        11.42       718,107         11.94          --             --
Mid Cap Value................       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth.........       15,710        12.85        20,460         12.63          --             --
Real Estate Equity...........       10,691         9.54         7,405         12.27          --             --
Growth & Income..............    1,047,922        19.13       196,321         21.88          --             --
Managed......................       55,779        15.37        43,618         16.81          --             --
Short-Term Bond..............       26,887        11.43        31,697         11.93          --             --
Small Cap Value..............       22,247        11.80        40,374         12.43          --             --
International Opportunities..       39,238        15.97        35,379         16.68          --             --
Equity Index.................    1,960,860        19.87       440,030         23.29          --             --
Global Bond..................       35,346        11.58        51,458         12.27          --             --
Turner Core Growth...........      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital
 Appreciation................       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity.........       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity......        7,584        12.82         3,832         12.82          --             --
Global Equity................        1,070        12.28         2,561         12.28          --             --
Bond Index...................      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE...........       10,536        10.81         8,881         10.81          --             --
High Yield Bond..............       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
Large Cap Growth.............        --             --
Sovereign Bond...............        --             --
International Equity Index...        --             --
Small Cap Growth.............        --             --
International Balanced.......        --             --
Mid Cap Growth...............        --             --
Large Cap Value..............        --             --
Money Market.................        --             --
Mid Cap Value................        --             --
Small/Mid Cap Growth.........        --             --
Real Estate Equity...........        --             --
Growth & Income..............        --             --
Managed......................        --             --
Short-Term Bond..............        --             --
Small Cap Value..............        --             --
International Opportunities..        --             --
Equity Index.................        --             --
Global Bond..................        --             --
Turner Core Growth...........        --             --
Brandes International
 Equity......................        --             --
Frontier Capital
 Appreciation................        --             --
Enhanced U.S. Equity.........        --             --
Emerging Markets Equity......        --             --
Global Equity................        --             --
Bond Index...................        --             --
Small/Mid Cap CORE...........        --             --
High Yield Bond..............        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

   This index should help you locate more information about many of the important concepts in this prospectus.


KEY WORD OR PHRASE                                                          PAGE

Account ...................................................................   28
account value .............................................................    9
Additional Sum Insured ....................................................   16
annual processing date ....................................................   16
attained age ..............................................................   10
Basic Sum Insured .........................................................   16
beneficiary ...............................................................   39
business day ..............................................................   29
changing Option A or B ....................................................   18
changing the Total Sum Insured ............................................   17
charges ...................................................................    9
Code ......................................................................   35
cost of insurance rates ...................................................   10
date of issue .............................................................   30
death benefit .............................................................    5
deductions ................................................................    9
dollar cost averaging .....................................................   14
expenses of the Trusts ....................................................   11
fixed investment option ...................................................   29
full surrender ............................................................   14
fund ......................................................................    2
grace period ..............................................................    7
guaranteed minimum death benefit ..........................................    7
Guaranteed Minimum Death Benefit Premium ..................................    8
insurance charge ..........................................................   10
insured person ............................................................    5
investment options ........................................................    1
JHVLICO ...................................................................   28
lapse .....................................................................    7
loan ......................................................................   15
loan interest .............................................................   15
maximum premiums ..........................................................    6
Minimum Initial Premium ...................................................   29
minimum insurance amount ..................................................   17
minimum premiums ..........................................................    6
modified endowment contract ...............................................   36
monthly deduction date ....................................................   30
mortality and expense risk charge .........................................   10
Option A; Option B ........................................................   16
optional benefits .........................................................   16
optional extra death benefit feature ......................................   16
owner .....................................................................    5
partial withdrawal ........................................................   14
partial withdrawal charge .................................................   11
payment options ...........................................................   18
Planned Premium ...........................................................    7
policy anniversary ........................................................   30
policy split option .......................................................   17
policy year ...............................................................   30
premium; premium payment ..................................................    5
prospectus ................................................................    3
receive; receipt ..........................................................   20
reinstate; reinstatement ..................................................    7
sales charges .............................................................    9
SEC .......................................................................    2
Separate Account S ........................................................   28
Servicing Office ..........................................................    2
special loan account ......................................................   15
subaccount ................................................................   28
surrender .................................................................   14
surrender value ...........................................................   14
Target Premium ............................................................    9
tax considerations ........................................................   35
telephone transfers .......................................................   21
Total Sum Insured .........................................................   16
transfers of account value ................................................   14
Trusts ....................................................................    2
variable investment options ...............................................    1
we; us ....................................................................   28
withdrawal ................................................................   14
withdrawal charges ........................................................   11
you; your .................................................................    5

                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                          VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                                      MANAGED BY
  --------------------------                                      ----------
  Managed......................................................   Independence Investment Associates, Inc.
  Growth & Income..............................................   Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R)...................................   Fidelity Management and Research Company
  Equity Index.................................................   State Street Global Advisors
  Large Cap Value..............................................   T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value.............................   Federated Investment Management Company
  Large Cap Growth.............................................   Independence Investment Associates, Inc.
  Large Cap Aggressive Growth..................................   Alliance Capital Management L.P.
  Fidelity VIP Growth..........................................   Fidelity Management and Research Company
  AIM V.I. Value...............................................   A I M Advisors, Inc.
  Janus Aspen Global Technology................................   Janus Capital Corporation
  Mid Cap Value................................................   Neuberger Berman, LLC
  Fundamental Mid Cap Growth...................................   OppenheimerFunds, Inc.
  Mid Cap Growth...............................................   Janus Capital Corporation
  Real Estate Equity...........................................   Independence Investment Associates, Inc. and Morgan
                                                                    Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE...........................................   Goldman Sachs Asset Management
  Small/Mid Cap Growth.........................................   Wellington Management Company, LLP
  Small Cap Value..............................................   INVESCO Management & Research, Inc.
  Small Cap Growth.............................................   John Hancock Advisers, Inc.
  MFS New Discovery............................................   MFS Investment Management(R)
  Global Balanced..............................................   Brinson Partners, Inc.
  Janus Aspen Worldwide Growth.................................   Janus Capital Corporation
  Templeton International Securities...........................   Templeton Investment Counsel, Inc.
  International Equity Index...................................   Independence International Associates, Inc.
  International Opportunities..................................   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity......................................   Morgan Stanley Dean Witter Investment Management, Inc.
  Short-Term Bond..............................................   Independence Investment Associates, Inc.
  Bond Index...................................................   Mellon Bond Associates, LLP
  Active Bond..................................................   John Hancock Advisers, Inc.
  Core Bond....................................................   Federated Investment Management Company
  Global Bond..................................................   J.P. Morgan Investment Management, Inc.
  High Yield Bond..............................................   Wellington Management Company, LLP
  Money Market.................................................   John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------

                    EXPRESS DELIVERY              U.S. MAIL
                    ----------------              ---------
                  529 Main Street (X-4)         P.O. Box 111
                  Charlestown, MA 02129       Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

        . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

        . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

        . Behind the illustrations is a section called "Additional Information"
          that gives more details about the policy. It generally does not
                                                                      ---
          repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

        . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 41.

        . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 123.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                               BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                        Beginning on page
--------                                                                        -----------------
 .What is the policy?........................................................            5
 .Who owns the policy?.......................................................            5
 .How can I invest money in the policy?......................................            5
 .Is there a minimum amount I must invest?...................................            7
 .How will the value of my investment in the policy change over time?........            8
 .What charges will JHVLICO deduct from my investment in the policy?.........            9
 .What charges will the Trusts deduct from my investment in the policy?......           11
 .What other charges could JHVLICO impose in the future?.....................           13
 .How can I change my policy's investment allocations?.......................           13
 .How can I access my investment in the policy?..............................           14
 .How much will JHVLICO pay when the last insured person dies?...............           16
 .How can I change my policy's insurance coverage?...........................           17
 .Can I cancel my policy after it's issued?..................................           18
 .Can I choose the form in which JHVLICO pays out policy proceeds?...........           18
 .To what extent can JHVLICO vary the terms and conditions of its policies
   in particular cases?.....................................................           19
 .How will my policy be treated for income tax purposes?.....................           19
 .How do I communicate with JHVLICO?.........................................           20

WHAT IS THE POLICY?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

        . Determine when and how much you invest in the various investment options

        . Borrow or withdraw amounts you have in the investment options

        . Change the beneficiary who will receive the death benefit

        . Change the amount of insurance

        . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

        . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
34. Also, we may refuse to accept any amount of an additional premium if:

        . that amount of premium would increase our insurance risk exposure, and

        . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

        . by wire or by exchange from another insurance company,

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                 -------

        . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either
                         ---
case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

        . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

        . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

          Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page
     ---
10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

        . the amount you invested,

        . plus or minus the investment experience of the investment options you've chosen,

        . minus all charges we deduct, and

        . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently expect
  ------------------
  to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative costs.
  -------------------------
  This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
  ------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional insurance
  ------------------------
  benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of
                               -------
  insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume. This
  -----------
  charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
  ---------------------------------------
  eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1(cent) per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3(cent) per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
  --------------------------------
  at the time of application for the policy. The charge is 3(cent) per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
  ------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

     The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed.................................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income.........................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index............................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value.........................     0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value........     0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth........................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth.............     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value...........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth..........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth..............     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity......................     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE......................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth....................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value.........................     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth........................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *.......................     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index..............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities.............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity.................     1.27%           N/A              0.10%         1.37%           2.17%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
Short-Term Bond.........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index..............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *...........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond...............................     0.70%           N/A              0.10%         0.80%           N/A
Global Bond.............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond.........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market............................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value..........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth.....................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Contrafund(R)..............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2
 SHARES (NOTE 3):
Templeton International Securities......     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 4):
Janus Aspen Global Technology...........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth............     0.65%          0.25%             0.05%         0.95%           0.05%


MFS VARIABLE INSURANCE TRUST
 (NOTE 5):
MFS New Discovery.......................     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

   * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .  We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

        . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

        . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

     When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

        . Option A - The death benefit will equal the greater of (1) the Total
          Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

        . Option B - The death benefit will equal the greater of (1) the Total
          Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

        . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

        . We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

        . the remaining Total Sum Insured will be at least $500,000, and

        . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 34 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within the latest of the following periods:

        . 10 days after you receive it (this period may be longer in some states);

        . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
          or

        . 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

        . Option 1 - Proceeds left with us to accumulate with interest

        . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

        . Option 2B - Equal monthly payments for a specified period of time

        . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

        . Option 4 - Equal monthly payments for life with no refund

        . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 34.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

        . loans, surrenders or partial withdrawals

        . transfers of account value among investment options

        . change of allocation among investment options for new premium payments

        . change of death benefit option

        . increase or decrease in Total Sum Insured

        . change of beneficiary

        . election of payment option for policy proceeds

        . tax withholding elections

        . election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,295  $  4,579   $    4,863
   2            17,556        500,000   500,000     500,000    10,130    11,037       11,978
   3            26,998        500,000   500,000     500,000    15,074    16,954       18,977
   4            36,912        500,000   500,000     500,000    20,469    23,687       27,283
   5            47,322        500,000   500,000     500,000    25,787    30,723       36,455
   6            58,252        500,000   500,000     500,000    32,092    39,183       47,734
   7            69,728        500,000   500,000     500,000    38,304    48,023       60,188
   8            81,779        500,000   500,000     500,000    44,423    57,255       73,934
   9            94,432        500,000   500,000     500,000    50,446    66,896       89,107
  10           107,717        500,000   500,000     500,000    56,372    76,960      105,851
  11           121,667        500,000   500,000     500,000    62,845    88,147      125,047
  12           136,314        500,000   500,000     500,000    69,201    99,815      146,225
  13           151,694        500,000   500,000     500,000    75,436   111,982      169,590
  14           167,843        500,000   500,000     500,000    81,539   124,660      195,364
  15           184,799        500,000   500,000     500,000    87,501   137,863      223,797
  16           202,603        500,000   500,000     500,000    93,307   151,604      255,165
  17           221,297        500,000   500,000     538,886    98,940   165,895      289,744
  18           240,926        500,000   500,000     590,546   104,380   180,746      327,832
  19           261,536        500,000   500,000     645,649   109,603   196,168      369,763
  20           283,177        500,000   500,000     704,522   114,576   212,171      415,896
  25           408,735        500,000   500,000   1,072,595   135,791   303,048      726,339
  30           568,983        500,000   546,346   1,613,005   144,130   412,603    1,218,149
  35           773,504        500,000   659,284   2,421,163   127,120   540,278    1,984,122

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                   Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical            Assuming hypothetical
End of    Planned Premiums       gross annual return of           gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $504,294  $504,579  $  504,863  $  4,294  $  4,579   $    4,863
   2            17,556        509,721   510,629     511,569    10,129    11,036       11,977
   3            26,998        515,072   516,952     518,975    15,072    16,952       18,975
   4            36,912        520,466   523,683     527,279    20,466    23,683       27,279
   5            47,322        525,782   530,717     536,447    25,782    30,717       36,447
   6            58,252        532,084   539,174     547,722    32,084    39,174       47,722
   7            69,728        538,293   548,008     560,169    38,293    48,008       60,169
   8            81,779        544,407   557,234     573,906    44,407    57,234       73,906
   9            94,432        550,424   566,865     589,064    50,424    66,865       89,064
  10           107,717        556,341   576,915     605,786    56,341    76,915      105,786
  11           121,667        562,804   588,086     624,955    62,804    88,086      124,955
  12           136,314        569,147   599,730     646,093    69,147    99,730      146,093
  13           151,694        575,360   611,859     669,393    75,360   111,859      169,393
  14           167,843        581,430   624,480     695,066    81,430   124,480      195,066
  15           184,799        587,344   637,598     723,342    87,344   137,598      223,342
  16           202,603        593,082   651,214     754,471    93,082   151,214      254,471
  17           221,297        598,621   665,322     788,723    98,621   165,322      288,723
  18           240,926        603,929   679,912     826,387   103,929   179,912      326,387
  19           261,536        608,972   694,965     867,780   108,972   194,965      367,780
  20           283,177        613,704   710,451     913,238   113,704   210,451      413,238
  25           408,735        632,169   794,475   1,217,464   132,169   294,475      717,464
  30           568,983        632,781   880,391   1,695,715   132,781   380,391    1,195,715
  35           773,504        599,160   948,493   2,436,768    99,160   448,493    1,936,768

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
------   ------------------  --------  --------  ----------  -------  --------  -----------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,133  $  4,411   $    4,690
   2            17,556        500,000   500,000     500,000    9,771    10,655       11,572
   3            26,998        500,000   500,000     500,000   14,462    16,284       18,248
   4            36,912        500,000   500,000     500,000   19,540    22,643       26,119
   5            47,322        500,000   500,000     500,000   24,467    29,204       34,719
   6            58,252        500,000   500,000     500,000   30,295    37,071       45,264
   7            69,728        500,000   500,000     500,000   35,933    45,178       56,786
   8            81,779        500,000   500,000     500,000   41,366    53,520       69,370
   9            94,432        500,000   500,000     500,000   46,582    62,090       83,114
  10           107,717        500,000   500,000     500,000   51,559    70,881       98,120
  11           121,667        500,000   500,000     500,000   56,759    80,387      115,042
  12           136,314        500,000   500,000     500,000   61,664    90,106      133,522
  13           151,694        500,000   500,000     500,000   66,238   100,013      153,703
  14           167,843        500,000   500,000     500,000   70,436   110,077      175,745
  15           184,799        500,000   500,000     500,000   74,204   120,260      199,827
  16           202,603        500,000   500,000     500,000   77,484   130,523      226,165
  17           221,297        500,000   500,000     500,000   80,182   140,799      254,991
  18           240,926        500,000   500,000     516,152   82,273   151,082      286,533
  19           261,536        500,000   500,000     560,081   83,654   161,307      320,758
  20           283,177        500,000   500,000     606,150   84,228   171,419      357,825
  25           408,735        500,000   500,000     874,630   69,967   217,880      592,281
  30           568,983             **   500,000   1,221,713       **   244,483      922,644
  35           773,504             **   500,000   1,674,875       **   218,081    1,372,545

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
------   ------------------  --------  --------  ----------  -------  --------  -----------
   1          $  8,564       $504,133  $504,411  $  504,690  $ 4,133  $  4,411   $    4,690
   2            17,556        509,362   510,246     511,163    9,770    10,653       11,571
   3            26,998        514,458   516,279     518,243   14,458    16,279       18,243
   4            36,912        519,529   522,631     526,104   19,529    22,631       26,104
   5            47,322        524,445   529,177     534,687   24,445    29,177       34,687
   6            58,252        530,254   537,019     545,199   30,254    37,019       45,199
   7            69,728        535,861   545,085     556,665   35,861    45,085       56,665
   8            81,779        541,249   553,362     569,160   41,249    53,362       69,160
   9            94,432        546,400   561,838     582,764   46,400    61,838       82,764
  10           107,717        551,289   570,491     597,560   51,289    70,491       97,560
  11           121,667        556,367   579,804     614,172   56,367    79,804      114,172
  12           136,314        561,109   589,252     632,200   61,109    89,252      132,200
  13           151,694        565,471   598,788     651,735   65,471    98,788      151,735
  14           167,843        569,391   608,349     672,859   69,391   108,349      172,859
  15           184,799        572,802   617,857     695,652   72,802   117,857      195,652
  16           202,603        575,630   627,223     720,196   75,630   127,223      220,196
  17           221,297        577,758   636,313     746,534   77,758   136,313      246,534
  18           240,926        579,152   645,068     774,800   79,152   145,068      274,800
  19           261,536        579,687   653,331     805,043   79,687   153,331      305,043
  20           283,177        579,250   660,950     837,328   79,250   160,950      337,328
  25           408,735        557,110   681,970   1,030,465   57,110   181,970      530,465
  30           568,983             **   641,302   1,267,441       **   141,302      767,441
  35           773,504             **        **   1,519,453       **        **    1,019,453

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO....................................         28
How we support the policy and investment options                   28
Procedures for issuance of a policy.......................         29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance....................         31
How we process certain policy transactions................         31
Effects of policy loans...................................         33
Additional information about how certain policy charges            33
work......................................................
How we market the policies................................         34
Tax considerations........................................         34
Reports that you will receive.............................         36
Voting privileges that you will have......................         36
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.....................         38
When we pay policy proceeds...............................         38
Other details about exercising rights and paying benefits          38
Legal matters.............................................         39
Registration statement filed with the SEC.................         39
Accounting and actuarial experts..........................         39
Financial statements of JHVLICO and the Account                    39
List of Directors and Executive Officers of JHVLICO                40

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 34).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 34.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account U and Investors Partner Life Insurance Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive Officers        Principal Occupations
--------------------------------        ---------------------
David F. D'Alessandro...........        Chairman of the Board and Chief Executive
                                        Officer of JHVLICO; President, Chief Operations
                                        Officer and Chief Executive Officer-Elect, John
                                        Hancock Life Insurance Company.
Michele G. Van Leer.............        Vice Chairman of the Board and President of
                                        JHVLICO; Senior Vice President, John Hancock
                                        Life Insurance Company.
Ronald J. Bocage................        Director, Vice President and Counsel of JHVLICO;
                                        Vice President and Counsel, John Hancock Life
                                        Insurance Company.
Bruce M. Jones..................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Thomas J. Lee...................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Barbara L. Luddy................        Director, Vice President and Actuary of JHVLICO;
                                        Senior Vice President, John Hancock Life
                                        Insurance Company.
Robert S. Paster................        Director and Vice President of JHVLICO;  Vice
                                        President, John Hancock Life Insurance Company.
Robert R. Reitano...............        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Paul Strong.....................        Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Daniel L. Ouellette.............        Vice President, Marketing, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company.
Edward P. Dowd..................        Vice President, Investments, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company
Roger G. Nastou.................        Vice President, Investments, of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company
Todd G. Engelsen................        Vice President and Illustration Actuary of
                                        JHVLICO; Second Vice President, John Hancock
                                        Life Insurance Company
Julie H. Indge..................        Treasurer of JHVLICO; Financial Officer, John
                                        Hancock Life Insurance Company
Patrick F. Smith................        Controller of JHVLICO; Senior Associate
                                        Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli............        Secretary of JHVLICO; State Compliance Officer,
                                        John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (Unaudited)
                                                      March 31     December 31
                                                        2000          1999
                                                      ----------  ------------
                                                          (In millions)
Assets
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
Obligations and Stockholder's Equity
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
Stockholder's Equity
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  --------
                                                             (In millions)
Income
  Premiums.............................................   $ 231.3     $223.6
  Net investment income................................      39.6       32.5
  Other, net...........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
Benefits and Expenses
  Payments to policyholders and beneficiaries..........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and
    beneficiaries......................................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................      73.5       75.7
  State and miscellaneous taxes........................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........      16.7        4.4
Federal income taxes...................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................      12.0        3.4
Net realized capital gains (losses)....................       0.4       (1.5)
                                                          -------     ------
     NET INCOME........................................      12.4        1.9
Unassigned deficit at beginning of period..............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................       1.1        0.3
Other reserves and adjustments.........................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................   $(164.5)    $(51.2)
                                                          =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                                (Unaudited)
                                                             Three months ended
                                                                  March 31
                                                            --------------------
                                                              2000        1999
                                                            --------    --------
                                                               (In millions)
Cash Flows from Operating Activities:
  Insurance premiums......................................  $ 241.4     $ 225.3
  Net investment income...................................     37.2        29.9
  Benefits to policyholders and beneficiaries.............    (79.6)      (70.8)
  Dividends paid to policyholders.........................     (6.4)       (6.1)
  Insurance expenses and taxes............................    (91.9)     (107.8)
  Net transfers to separate accounts......................   (141.4)     (182.0)
  Other, net..............................................    134.4       175.7
                                                            -------     -------
     NET CASH PROVIDED FROM OPERATIONS....................     93.7        64.2
                                                            -------     -------
Cash Flows used in Investing Activities:
  Bond purchases..........................................   (157.5)      (71.3)
  Bond sales..............................................     73.5         8.7
  Bond maturities and scheduled redemptions...............     18.9        18.8
  Bond prepayments........................................      2.6         3.2
  Stock purchases.........................................     (0.4)       (0.2)
  Proceeds from stock sales...............................      1.2         1.5
  Real estate purchases...................................     (0.1)       (0.9)
  Real estate sales.......................................      0.0        10.4
  Other invested assets purchases.........................     (0.1)        0.0
  Proceeds from the sale of other invested assets.........      0.0         0.0
  Mortgage loans issued...................................     (4.3)      (23.4)
  Mortgage loan repayments................................      8.4         5.2
  Other, net..............................................     20.1        (2.8)
                                                            -------     -------
     NET CASH USED IN INVESTING ACTIVITIES................    (37.7)      (50.8)
                                                            -------     -------
Cash Flows From Financing Activities:
  Net increase (decrease) in short-term note payable......     (0.0)      (32.3)
                                                            -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES..........     (0.0)      (32.3)
                                                            -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH INVESTMENTS     56.0       (18.9)
Cash and temporary cash investments at beginning of year..    250.1        19.9
                                                            -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF PERIOD..  $ 306.1     $   1.0
                                                            =======     =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                            Common  Paid-in  Unassigned
                                                            Stock   Capital   Deficit      Total
                                                            ------  -------  ----------  ---------
                                                                        (In millions)
For the three months ended March 31, 1999 (unaudited)
Balance at January 1, 1999.............................      $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution.................................
  Net gain.............................................                           1.9        1.9
  Net unrealized capital gains and other adjustments...                           0.3        0.3
  Other reserves and adjustments.......................                          (4.2)      (4.2)
                                                             ----   ------    -------     ------
Balance at March 31, 1999..............................      $2.5   $377.5    $ (51.2)    $328.8
                                                             ====   ======    =======     ======
For the three months ended March 31, 2000 (unaudited)
Balance at January 1, 2000.............................      $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution.................................
  Net gain.............................................                          12.4       12.4
  Net unrealized capital gains and other adjustments...                           1.1        1.1
  Provision for Litigation Reserve.....................
  Other reserves and adjustments.......................                          (0.1)      (0.1)
                                                             ----   ------    -------     ------
Balance at March 31, 2000 .............................      $2.5   $572.4    $(164.5)    $410.4
                                                             ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


          Total assets...............................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
Total obligations....................................    10,216.0     8,268.2

Stockholder's equity
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares.....         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  Total stockholder's equity.........................       397.0       330.8
                                                        ---------    --------

          Total obligations and stockholder's equity.   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                          YEAR ENDED DECEMBER 31,
                                                                           1999             1998
                                                                        ----------       ----------
                                                                                (IN MILLIONS)
INCOME
Premiums.........................................................       $    950.8         $1,272.3
Net investment income--Note 3....................................            136.0            122.8
Other, net.......................................................            605.4            618.1
                                                                        ----------         --------
                                                                           1,692.2          2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries......................            349.9            301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries...............................            888.8          1,360.2
Expenses of providing service to policyholders and
   obtaining new insurance--Note 5...............................            314.4            274.2
State and miscellaneous taxes....................................             20.5             28.1
                                                                        ----------         --------
                                                                           1,573.6          1,963.9
                                                                        ----------         --------
 Gain from operations before federal income taxes and net
   realized capital losses.......................................            118.6             49.3
Federal income taxes--Note 1.....................................             42.9             33.1
                                                                        ----------         --------
 Gain from operations before net realized capital losses.........             75.7             16.2
Net realized capital losses--Note 4..............................             (1.7)            (0.6)
                                                                        ----------         --------
          Net income.............................................             74.0             15.6

Unassigned deficit at beginning of year..........................            (49.2)           (58.3)
Net unrealized capital losses and other adjustments--Note 4......             (3.8)            (6.0)
Other reserves and adjustments--Note 10..........................           (198.9)            (0.5)
                                                                        ----------         --------

          Unassigned deficit at end of year......................       $   (177.9)        $  (49.2)
                                                                        ==========         ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                        Year Ended December 31,
                                                                        -----------------------
                                                                          1999           1998
                                                                        -------        --------
                                                                             (In millions)
Cash flows from operating activities:
   Insurance premiums.................................................  $ 958.5        $1,275.3
   Net investment income..............................................    134.2           118.2
   Benefits to policyholders and beneficiaries........................   (321.6)         (275.5)
Dividends paid to policyholders.......................................    (25.6)          (22.3)
Insurance expenses and taxes..........................................   (344.8)         (296.9)
Net transfers to separate accounts....................................   (705.3)         (874.4)
   Other, net.........................................................    540.6           551.3
                                                                        -------        --------
       Net cash provided from operations..............................    236.0           475.7
                                                                        -------        --------

Cash flows used in investing activities:
   Bond purchases.....................................................   (240.7)         (618.8)
   Bond sales.........................................................    108.3           340.7
   Bond maturities and scheduled redemptions..........................     78.4           111.8
   Bond prepayments...................................................     18.7            76.5
   Stock purchases....................................................     (3.9)          (23.4)
   Proceeds from stock sales..........................................      3.6             1.9
   Real estate purchases..............................................     (2.2)           (4.2)
   Real estate sales..................................................     17.8             2.1
   Other invested assets purchases....................................     (4.5)            0.0
   Mortgage loans issued..............................................    (70.7)         (145.5)
   Mortgage loan repayments...........................................     25.3            33.2
   Other, net.........................................................    (68.9)         (435.2)
                                                                        -------        --------
       Net cash used in investing activities..........................   (138.8)         (660.9)
                                                                        -------        --------

Cash flows from financing activities:
   Capital contribution...............................................    194.9
   Net (decrease) increase in short-term note payable.................    (61.9)           61.9
                                                                        -------        --------
       Net cash provided from financing activities....................    133.0            61.9
                                                                        -------        --------
       Increase (decrease) in cash and temporary cash investments.....    230.2          (123.3)

 Cash and temporary cash investments at beginning of year.............     19.9           143.2
                                                                        -------        --------
       Cash and temporary cash investments at end of year.............    250.1        $   19.9
                                                                        =======        ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

   Basis of Presentation

     The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.
     The significant accounting practices of the Company are as follows:

   Pending Statutory Standards

     During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

   Revenues and Expenses

     Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

   Cash and Temporary Cash Investments

     Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

   Valuation of Assets

     General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   Asset Valuation and Interest Maintenance Reserves

     The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

   Goodwill

     The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

   Separate Accounts

     Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

   Fair Value Disclosure of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

   Capital Gains and Losses

     Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

   Policy Reserves

     Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.
   Federal Income Taxes

     Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

   Adjustments to Policy Reserves

     From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

   Reinsurance

     Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2.   Acquisition

     On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                             1999         1998
                                            -------      ------
                                               (In millions)

Total assets...........................      570.7       587.8
Total liabilities......................      498.9       517.5
Total revenue..........................       35.6        38.8
Net income.............................        3.5         3.8

3.   Net Investment Income

Investment income has been reduced by the following amounts:

                                             1999         1998
                                            ------       ------
                                               (In millions)

Investment expenses . . . . . . . . . . . . $  9.5       $  8.3
Interest expense. . . . . . . . . . . . . .    1.7          2.4
Depreciation expense. . . . . . . . . . . .    0.6          0.8
Investment taxes. . . . . . . . . . . . . .    0.3          0.7
                                            ------       ------
                                            $ 12.1       $ 12.2
                                            ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.   Net Capital Gains (Losses) And Other Adjustments

Net realized capital gains (losses) consist of the following items:


                                                          1999       1998
                                                         ------     ------
                                                           (In millions)

Net gains from asset sales............................   $ (2.8)    $  7.6
Capital gains tax.....................................      0.2       (2.9)
Net capital gains transferred to IMR..................      0.9       (5.3)
                                                         ------     ------

Net realized capital losses...........................   $ (1.7)    $ (0.6)
                                                         ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                          1999       1998
                                                         ------     ------
                                                           (In millions)

Net losses from changes in security values and book
     value adjustments................................   $ (2.6)    $ (2.7)
Increase in asset valuation reserve...................     (1.2)      (3.3)
                                                         ------     ------

Net unrealized capital losses and other adjustments...   $ (3.8)    $ (6.0)
                                                         ======     ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:

                                                                               Gross Unrealized   Gross Unrealized
                                                             Statement Value          Gains            Losses         Fair Value
                                                             ---------------   ----------------   ----------------    ----------
                                                                                        (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................    $        5.9         $    0.0            $   0.1         $     5.8
Obligations of states and political subdivisions.........             2.2              0.1                0.1               2.2
Debit securities issued by foreign governments...........            13.9              0.8                0.1              14.6
Corporate securities.....................................           964.9             13.0               59.4             918.5
Mortgage-backed securities...............................           229.4              0.5                7.8             222.1
                                                             ------------         --------            -------         ---------
Total bonds..............................................    $    1,216.3         $   14.4            $  67.5         $ 1,163.2
                                                             ============         ========            =======         =========
December 31, 1998
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................    $        5.1         $    0.1            $   0.0         $     5.2
Obligations of states and political subdivisions.........             3.2              0.3                0.0               3.5
Corporate securities.....................................           925.2             50.4               15.0             960.6
Mortgage-backed securities...............................           252.3             10.0                0.1             262.2
                                                             ------------         --------            -------         ---------
Total bonds..............................................    $    1,185.8         $   60.8            $  15.1         $ 1,231.5
                                                             ============         ========            =======         =========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          Statement          Fair
                                                                                            Value            Value
                                                                                          ---------        ---------
                                                                                                    (In millions)
Due in one year or less................................................................   $    58.5        $    58.2
Due after one year through five years..................................................       286.8            282.0
Due after five years through ten years.................................................       425.4            405.6
Due after ten years....................................................................       216.2            195.3
                                                                                          ---------        ---------
                                                                                              986.9            941.1

Mortgage-backed securities.............................................................       229.4            222.1
                                                                                          ---------        ---------
                                                                                          $ 1,216.3        $ 1,163.2
                                                                                          =========        =========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                           Statement             Geographic                Statement
Property Type                                                Value              Concentration                 Value
                                                         (In millions)                                   (In millions)
Apartments..........................................         $112.1           East North Central             $ 71.3
Hotels..............................................           11.3           East South Central                7.4
Industrial..........................................           66.0           Middle Atlantic                  28.5
Office buildings....................................           86.4           Mountain                         21.0
Retail..............................................           25.5           New England                      37.5
Agricultural........................................           99.6           Pacific                         111.1
Other...............................................           32.2           South Atlantic                   87.6
                                                                              West North Central               16.6
                                                                              West South Central               48.6
                                                                              Other                             3.5
                                                             ------                                          ------
                                                             $433.1                                          $433.1
                                                             ======                                          ======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                           Number of Contracts/                           Assets (Liabilities)
                                                                   ----------------------------------------------------
                                             Notional Amounts               1999                         1998
                                                                   Carrying                     Carrying
                                             1999       1998         Value       Fair Value      Value       Fair Value
                                            ------     -----       ---------     ----------     --------    -----------
                                                               (In millions)
Futures contracts to sell securities          362.0     947.0        $ 0.6          $ 0.6        $(0.5)       $ (0.5)
Interest rate swap agreements                $965.0    $365.0           --           11.5           --         (17.7)
Interest rate cap agreements                  239.4      89.4          5.6            5.6          3.1           3.1
Currency rate swap agreements                  15.8      15.8           --           (1.6)          --          (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Beneficiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                             December 31, 1999             Percent
                                                                             -----------------             -------
                                                                                                (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment...........................................           $    3.8                     0.1%
At book value less surrender charge                                                   40.5                     1.5
At market value........................................................            2,326.6                    87.1
                                                                                  --------                  ------
   Total with adjustment...............................................            2,370.9                    88.7
Subject to discretionary withdrawal
   at book value (without adjustment)..................................              287.1                    10.7
Not subject to discretionary withdrawal-- general account..............               15.4                     0.6
                                                                                  --------                  ------
Total annuity reserves and deposit liabilities.........................           $2,673.4                   100.0%
                                                                                  ========                  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                     December 31,
                                                            1999                      1998
                                                  Carrying        Fair       Carrying      Fair
                                                   Amount         Value       Amount       Value
                                                  --------      --------     --------    --------
                                                                  (In millions)
Assets
  Bonds-- Note 6                                  $1,216.3      $1,163.2     $1,185.8    $1,231.5
  Preferred stocks--Note 6                            35.9          35.9         36.5        36.5
  Common stocks--Note 6                                3.2           3.2          3.1         3.1
  Mortgage loans on real estate--Note 6              433.1         421.7        388.1       401.3
  Policy loans--Note 1                               172.1         172.1        137.7       137.7
  Cash items--Note 1                                 250.1         250.1         19.9        19.9

Derivatives assets (liabilities) relating
  to: --Note 8
  Futures contracts                                    0.6           0.6         (0.5)       (0.5)
  Interest rate swaps                                   --          11.5           --       (17.7)
  Currency rate swaps                                   --          (1.6)          --        (3.3)
  Interest rate caps                                   5.6           5.6          3.1         3.1

Liabilities
  Commitments--Note 10                                  --          19.4           --        32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  IMPACT OF YEAR 2000 (UNAUDITED)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                              FIRST QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000

                                                                                                           International
                                                                                 Large Cap     Sovereign      Equity     Small Cap
                                                                                   Growth         Bond        Index       Growth
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $         --  $        --  $        --  $        --
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................    138,526,150   34,068,646   35,829,658   39,276,504
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         44,917      202,525       59,623           --
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................    138,571,067   34,271,171   35,889,281   39,276,504
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --           --
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................          1,390          284          378          437
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................          1,390          284          378          437
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $138,569,677  $34,270,887  $35,888,903  $39,276,067
                                                                                ============  ===========  ===========  ===========

                                                                                International   Mid Cap      Large Cap     Money
                                                                                  Balanced       Growth        Value       Market
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $         --           --           --           --
Investments in shares of portfolios of John Hancock Variable Series Trust
I, at value..................................................................      4,253,445   76,843,249   30,278,966   69,664,696
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         10,559           --       59,377       32,506
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................      4,264,004   76,843,249   30,338,343   69,697,202
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --           --
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................             43          798          295        2,517
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................             43          798          295        2,517
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $  4,263,961  $76,842,451  $30,338,048  $69,694,685
                                                                                ============  ===========  ===========  ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000

                                                                                 Mid Cap     Small/Mid Cap  Real Estate   Growth &
                                                                                  Value         Growth        Equity       Income
                                                                                Subaccount    Subaccount    Subaccount   Subaccount
                                                                               ------------  -----------   -----------  ------------
Assets
Cash.........................................................................  $         --  $        --   $        --  $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value..........................................................    21,554,510    9,607,284    10,188,124   212,753,886
Investments in shares of portfolios of M Fund Inc., at value.................            --           --            --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................            --           --        94,477       199,984
  M Fund Inc.................................................................            --           --            --            --
                                                                               ------------  -----------   -----------  ------------
Total assets.................................................................    21,554,510    9,607,284    10,282,601   212,953,870
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................            --
  M Fund Inc.................................................................            --           --            --            --
Asset charges payable........................................................           240          109            98         2,577
                                                                               ------------  -----------   -----------  ------------
Total liabilities............................................................           240          109            98         2,577
                                                                               ------------  -----------   -----------  ------------
Net assets...................................................................  $ 21,554,270  $ 9,607,175  $ 10,282,503  $212,951,293
                                                                               ============  ===========  ============  ============

                                                                                             Short-Term   Small Cap    International
                                                                                Managed         Bond        Value      Opportunities
                                                                               Subaccount    Subaccount   Subaccount     Subaccount
                                                                              ------------  -----------  -----------   -------------
Assets
Cash......................................................................    $         --  $        --  $        --    $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.......................................................     128,065,080   14,256,150   21,734,702      37,871,091
Investments in shares of portfolios of M Fund Inc., at value..............              --           --           --              --
Receivable from:
  John Hancock Variable Series Trust I....................................         315,897       74,555       26,141              --
  M Fund Inc..............................................................              --           --           --              --
                                                                              ------------  -----------  -----------    ------------
Total assets..............................................................     128,380,977   14,330,705   21,760,843      37,871,091
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company............................
  M Fund Inc..............................................................              --           --           --              --
Asset charges payable.....................................................           1,930          114          249             419
                                                                              ------------  -----------  -----------    ------------
Total liabilities.........................................................           1,930          114          249             419
                                                                              ------------  -----------  -----------    ------------
Net assets................................................................    $128,379,047  $14,330,591  $21,760,594    $ 37,870,672
                                                                              ============  ===========  ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000

                                                                                                             Turner       Brandes
                                                                                  Equity        Global        Core     International
                                                                                  Index          Bond        Growth        Equity
                                                                                Subaccount    Subaccount   Subaccount    Subaccount
                                                                               ------------  -----------  -----------   -----------
Assets
Cash.........................................................................  $         --  $        --  $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series Trust
  I, at value................................................................   166,904,694    6,665,704   26,408,892    20,618,593
Investments in shares of portfolios of M Fund Inc., at value.................            --           --           --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................       148,551       24,942           --            --
  M Fund Inc.................................................................            --           --           --            --
                                                                               ------------  -----------   ----------   -----------
Total assets.................................................................   167,053,245    6,690,646   26,408,892    20,618,593
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................            --           --           --            --
  M Fund Inc.................................................................            --           --           --            --
Asset charges payable........................................................         1,756           84          252           177
Total liabilities............................................................         1,756           84          252           177
                                                                               ------------  -----------  -----------   -----------
Net assets...................................................................  $167,051,489  $ 6,690,562  $26,408,640   $20,618,416
                                                                               ============  ===========  ===========   ===========

                                                                                  Frontier                   Emerging
                                                                                   Capital     Enhanced       Markets       Global
                                                                                Appreciation  U.S. Equity     Equity        Equity
                                                                                 Subaccount    Subaccount   Subaccount    Subaccount
                                                                                ------------  -----------  -----------   -----------
Assets
Cash.........................................................................   $         --  $        --  $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series Trust
  I, at value................................................................     25,267,062    7,638,154    6,551,090     1,455,275
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --            --
Receivable from:
  John Hancock Variable Series Trust I.......................................             --           --           --            --
  M Fund Inc.................................................................             --           --           --            --
Total assets.................................................................     25,267,062    7,638,154    6,551,090     1,455,275
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................             --           --           --            --
  M Fund Inc.................................................................             --           --           --            --
Asset charges payable........................................................            225           71           85            21
                                                                                ------------  -----------  -----------   -----------
Total liabilities............................................................            225           71           85            21
                                                                                ------------  -----------  -----------   -----------
Net assets...................................................................   $ 25,266,837  $ 7,638,083  $ 6,551,005   $ 1,455,254
                                                                                ============  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                March 31, 2000


                                                                                                                             High
                                                                                                 Bond        Small/Mid       Yield
                                                                                                 Index        Cap CORE       Bond
                                                                                               Subaccount    Subaccount   Subaccount
                                                                                               ----------    ----------   ----------
Assets
Cash........................................................................................   $       --    $      --    $       --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value.......    5,742,766      941,401     3,455,998
Investments in shares of portfolios of M Fund Inc., at value................................           --           --            --
Receivable from:
  John Hancock Variable Series Trust I......................................................       31,284           --        23,811
  M Fund Inc................................................................................           --           --            --
                                                                                               ----------    ---------    ----------
Total assets................................................................................    5,774,050      941,401     3,479,809
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company..............................................           --           --            --
  M Fund Inc................................................................................           --           --            --
Asset charges payable.......................................................................           73           11            40
                                                                                               ----------    ---------    ----------
Total liabilities...........................................................................           73           11            40
                                                                                               ----------    ---------    ----------
Net assets..................................................................................   $5,773,977    $ 941,390    $3,479,769
                                                                                               ==========    =========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     STATEMENTS OF OPERATIONS (Unaudited)

                       Years and periods ended March 31,

                                                              Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                         ------------------------------------   -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $  100,009  $17,558,034  $ 6,312,073   $  450,283  $ 2,851,613  $2,190,901
  M Fund Inc..........................................           --           --           --           --           --          --
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Total investment income...............................      100,009   17,558,034    6,312,073      450,283    2,851,613   2,190,901
Expenses:
  Mortality and expense risks.........................      109,487      324,595      168,652       27,938      126,407      93,556
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net investment income (loss)..........................       (9,478)  17,233,439    6,143,421      422,345    2,725,206   2,097,345
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................    1,487,863    5,003,007    1,750,881     (796,838)  (1,391,910)    185,230
  Net unrealized appreciation (depreciation)
    during the period.................................    8,093,756   (2,053,672)   8,041,022      921,253   (1,837,190)   (378,058)
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net realized and unrealized gain (loss) on
  investments.........................................    9,581,619    2,949,335    9,791,903      124,415   (3,229,100)   (192,828)
                                                         ----------  -----------  -----------   ----------  -----------  ----------
Net increase (decrease) in net assets resulting
  from operations.....................................   $9,572,141  $20,182,774  $15,935,324   $  546,760  $  (503,894) $1,904,517
                                                         ==========  ===========  ===========   ==========  ===========  ==========

                                                         International Equity Index Subaccount      Small Cap Growth Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $   83,362  $   936,475  $  1,930,710  $       --  $ 3,697,955  $       --
                                                         ----------  -----------  -----------   ----------  -----------  ----------
  M Fund Inc..........................................           --           --            --          --           --          --
Total investment income...............................       83,362      936,475     1,930,710          --    3,697,955          --
Expenses:
  Mortality and expense risks.........................       32,246       81,058        45,651      39,242       60,221      22,593
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income (loss)..........................       51,116      855,417     1,885,059     (39,242)   3,637,734     (22,593)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains..................................      703,499      753,750       152,030   2,556,750    2,548,944      58,729
  Net unrealized appreciation (depreciation)
    during the period.................................     (708,302)   4,871,167        78,480   2,295,972    3,920,455   1,070,805
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss) on
  investments.........................................       (4,803)   5,624,917       230,510   4,852,722    6,469,399   1,129,534
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase in net assets resulting from
  operations..........................................   $   46,313  $ 6,480,334  $  2,115,569  $4,813,480  $10,107,133  $1,106,941
                                                         ==========  ===========  ============  ==========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                           International Balanced Subaccount         Mid Cap Growth Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $   27,773  $   372,766  $    185,760  $       --  $ 6,491,783  $1,114,374
  M Fund Inc..........................................           --           --            --          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Total investment income...............................       27,773      372,766       185,760          --    6,491,783   1,114,374
Expenses:
  Mortality and expense risks.........................        3,846       13,792         9,687      76,226      102,248      26,123
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income (loss)..........................       23,927      358,974       176,073     (76,226)   6,389,535   1,088,251
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................      (39,660)      15,640        24,206   1,185,070    5,188,018     599,619
  Net unrealized appreciation (depreciation)
    during the period.................................     (121,758)    (173,912)      147,461    (706,164)  15,078,681   1,184,263
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss)
  on investments......................................     (161,418)    (158,272)      171,667     478,906   20,266,699   1,783,882
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................   $ (137,491) $   200,702  $    347,740  $  402,680  $26,656,234  $2,872,133
                                                         ==========  ===========  ============  ==========  ===========  ==========

                                                               Large Cap Value Subaccount             Money Market Subaccount
                                                         -------------------------------------  -----------------------------------
                                                            2000         1999         1998         2000         1999        1998
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................   $  168,440  $ 1,809,072  $    797,874  $  943,328  $ 3,279,928  $1,854,829
  M Fund Inc..........................................                        --            --          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Total investment income...............................      168,440    1,809,072       797,874     943,328    3,279,928   1,854,829
Expenses:
  Mortality and expense risks.........................       23,961       88,877        41,415      74,486      291,398     167,813
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net investment income.................................      144,479    1,720,195       756,459     868,842    2,988,530   1,687,016
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).........................     (117,101)     705,454       330,827          --           --          --
  Net unrealized appreciation (depreciation)
    during the period.................................     (612,964)  (2,181,112)      145,355          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net realized and unrealized gain (loss)
  on investments......................................     (730,065)  (1,475,658)      476,182          --           --          --
                                                         ----------  -----------  ------------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................   $ (585,586) $   244,537  $  1,232,641  $  868,842  $ 2,988,530  $1,687,016
                                                         ==========  ===========  ============  ==========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                               Mid Cap Value Subaccount         Small/Mid Cap Growth Subaccount
                                                        ----------------------------------    -------------------------------------
                                                            2000        1999         1998          2000        1999         1998
                                                        -----------  ----------- ---------    -----------  -----------  -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I................... $        --  $  110,190  $   120,469   $       --  $  1,421,656  $   142,469
M Fund Inc.............................................          --          --           --           --            --           --

Total investment income................................          --     110,190      120,469           --     1,421,656      142,469
Expenses:
Mortality and expense risks............................      19,514      68,611       45,020        9,470        32,995       34,432
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net investment income..................................     (19,514)     41,579       75,449       (9,470)    1,388,661      108,037
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................     402,063    (860,332)    (538,516)    (289,736)       13,375      232,246
  Net unrealized appreciation (depreciation)
    during the period..................................   1,245,582   1,757,919     (830,390)     892,135    (1,001,208)     236,333
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net realized and unrealized gain (loss) on
  investments..........................................   1,647,645     897,587   (1,368,906)     602,399      (987,833)     468,579
                                                        -----------  ----------  -----------   ----------  ------------  -----------
Net increase in net assets resulting from
  operations........................................... $ 1,628,131  $  939,166  $(1,293,457)  $  592,929  $    400,828  $   576,616
                                                        ===========  ==========  ===========   ==========  ============  ===========

                                                            Real Estate Equity Subaccount            Growth & Income Subaccount
                                                         ----------------------------------    -------------------------------------
                                                            2000        1999        1998           2000       1999          1998
                                                         ----------  ----------  ----------    ----------  ------------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................. $  205,861  $  544,845  $   305,783  $   512,693 $  23,565,679 $  9,266,175
  M Fund Inc...........................................         --          --           --           --            --           --
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Total investment income................................    205,861     544,845      305,783      512,693    23,565,679    9,266,175
Expenses:
  Mortality and expense risks..........................      8,329      29,468       22,716      222,841       715,377      290,361
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net investment income..................................    197,532     515,377      283,067      289,852    22,850,302    8,975,814
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................   (213,163)   (735,504)    (454,979)     563,798     6,207,253    2,061,212
  Net unrealized appreciation (depreciation)
    during the period..................................    349,789      80,925     (698,676)   2,749,417    (5,814,839)   7,759,307
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net realized and unrealized gain (loss) on
  investments..........................................    136,626    (654,579)  (1,153,655)   3,313,215       392,416    9,820,519
                                                        ----------  ----------  -----------  ----------- ------------- ------------
Net increase (decrease) in net assets resulting
  from operations...................................... $  334,158  $ (139,202) $  (870,588) $ 3,603,067 $  23,242,716 $ 18,796,333
                                                        ==========  ==========  ===========  =========== ============= ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                                     Managed Subaccount            Short-Term  Bond  Subaccount
                                                            -----------------------------------  ----------------------------------
                                                                2000        1999        1998       2000        1999         1998
                                                            ----------  -----------  ---------   ---------  -----------  ----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I......................  $  979,108  $11,251,980  $ 3,606,186  $ 213,418  $ 957,614   $  977,164
M Fund Inc................................................          --           --          --         --         --            --
Total investment income...................................     979,108   11,251,980    3,606,186    213,418    957,614      977,164
Expenses:
  Mortality and expense risks.............................     168,685      495,544      121,905      9,907     50,128       50,947
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net investment income.....................................     810,423   10,756,436    3,484,281    203,511    907,486      926,217
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).............................     (51,990)   2,233,258      278,186   (112,846)  (441,667)      24,740
  Net unrealized appreciation (depreciation)
    during the period.....................................   1,363,763   (6,419,069)   1,791,231     68,551    (85,754)    (136,999)
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net realized and unrealized gain (loss) on
  investments.............................................   1,311,773   (4,185,811)   2,069,417    (44,295)  (527,421)    (112,259)
                                                            ----------  -----------  -----------  ---------  ---------   ----------
Net increase in net assets resulting from
  operations..............................................  $2,122,196  $ 6,570,625 $  5,553,698  $ 159,216  $ 380,065   $  813,958
                                                            ==========  =========== ============  =========  =========   ==========

                                                                                                   International Opportunities
                                                              Small Cap Value Subaccount                    Subaccount
                                                            ----------------------------------  -----------------------------------
                                                               2000        1999        1998        2000         1999        1998
                                                            ----------  ---------  -----------  ---------    ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................  $  93,270   $  409,324  $  47,350   $        --   $ 2,096,195 $  103,399
  M Fund Inc..............................................         --           --         --            --            --         --
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Total investment income...................................     93,270      409,324     47,350            --     2,096,195    103,399
Expenses:
  Mortality and expense risks.............................     20,424       64,613     33,335        34,751        90,191     50,003
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net investment income (loss)..............................     72,486      344,711     14,015       (34,751)    2,006,004     53,396
Net realized and unrealized gain (loss) on
  investments:
Net realized gains (losses)...............................     54,419     (979,002)    (9,919)    1,363,359     1,907,809    191,495
Net unrealized appreciation (depreciation)
  during the period.......................................    (47,196)     325,684   (523,693)   (1,275,014)    3,818,953  1,108,416
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net realized and unrealized gain (loss) on
  investments.............................................      7,223     (653,318)  (533,612)       88,345     5,726,762  1,299,911
                                                            ---------   ----------  ---------   -----------   ----------- ----------
Net increase (decrease) in net assets resulting from
  operations..............................................  $  79,709   $ (308,607) $(519,597)  $    53,594   $ 7,732,766 $1,353,307
                                                            =========   ==========  =========   ===========   =========== ==========
See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                                  Equity Index Subaccount              Global Bond Subaccount
                                                           -------------------------------------  --------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $   459,796  $ 5,839,023  $ 1,337,750  $  26,843  $  460,088  $ 303,545
  M Fund Inc...........................................             --           --                      --          --         --
Total investment income................................        459,796    5,839,023    1,337,750     26,843     460,088    303,545
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Expenses:
  Mortality and expense risks..........................        144,695      335,573      126,021      8,730      35,321     19,894
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net investment income..................................        315,101    5,503,450    1,211,729     18,113     424,767    283,651
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................      1,407,391    7,681,081      691,270    240,729)   (204,675)    81,659
  Net unrealized appreciation (depreciation) during
    the period.........................................      2,436,887    4,678,509    6,098,919    363,167    (433,526)    43,608
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      3,844,278   12,359,590    6,790,189    122,438    (638,201)   125,267
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 4,159,379  $17,863,040  $ 8,001,918  $ 140,551  $ (213,434) $ 408,918
                                                           ===========  ===========  ===========  =========  ==========  =========

                                                                                                        Brandes International
                                                               Turner Cove Growth Subaccount              Equity Subaccount
                                                           -------------------------------------  ---------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $ 1,349,358  $        --  $      --  $   549,978  $      --
  M Fund Inc...........................................             --           --       84,940         --           --    358,080
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Total investment income................................             --    1,349,358       84,940         --      549,978    358,080
Expenses:
  Mortality and expense risks..........................         22,143       33,920        7,737     14,102       34,297     14,434
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net investment income..................................        (22,143)   1,315,438       77,203    (14,102)     515,681    343,646
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains...................................        868,800    1,038,462      156,278     52,962      507,727     89,337
  Net unrealized appreciation (depreciation) during
    the period.........................................      1,770,438    1,626,646      562,620   (506,321)   3,486,097     91,915
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      2,639,238    2,665,108      718,898   (453,359)   3,993,824    181,252
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 2,617,095  $ 3,980,546  $   796,101   (467,461) $ 4,509,505  $ 524,898
                                                           ===========  ===========  ===========  =========  ===========  =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                               Frontier Capital Appreciation            Enhanced U.S. Equity
                                                                        Subaccount                           Subaccount
                                                           -------------------------------------  --------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $   487,465  $        --  $      --  $  532,067  $      --
  M Fund Inc...........................................             --           --       34,738         --          --     72,302
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Total investment income................................             --      487,465       34,738         --     532,067     72,302
Expenses:
  Mortality and expense risks..........................         17,350       37,471       24,841      5,830      13,930      4,069
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net investment income..................................        (17,350)     449,994        9,897      5,830     518,137     68,233
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..........................        466,929      624,068     (445,752)    55,792     264,436     87,723
  Net unrealized appreciation (depreciation) during
    the period.........................................      2,840,905    3,431,408      432,064     31,920     151,562     89,677
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................      3,307,834    4,055,476      (13,688)    87,712     415,998    177,400
                                                           -----------  -----------  -----------  ---------  ----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $ 3,290,484  $ 4,505,470  $    (3,791) $  81,882  $  934,135  $ 245,633
                                                           ===========  ===========  ===========  =========  ==========  =========

                                                                          Emerging
                                                                       Markets Equity                       Global Equity
                                                                         Subaccount                           Subaccount
                                                           -------------------------------------  ---------------------------------
                                                              2000         1999         1998         2000       1999       1998
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................    $        --  $   137,724  $       522  $      --  $     6,063  $     491
  M Fund Inc...........................................             --           --           --         --           --         --
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Total investment income................................             --      137,724          522         --        6,063        491
Expenses:
  Mortality and expense risks..........................          6,661        5,465          387      1,101        1,859        339
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net investment income..................................         (6,661)     132,259          135     (1,101)       4,204        152
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains...................................        841,365      663,998      (45,975)    27,715       82,873    (21,835)
  Net unrealized appreciation (depreciation) during
    the period.........................................       (423,198)     432,248        2,289      2,640       47,295      4,812
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net realized and unrealized gain (loss)
    on investments.....................................        418,167    1,096,246      (43,686)    30,355      130,168    (17,023)
                                                           -----------  -----------  -----------  ---------  -----------  ---------
Net increase (decrease) in net assets resulting from
    operations.........................................    $   411,506  $ 1,228,505  $   (43,551) $  29,254  $   134,372  $ (16,871)
                                                           ===========  ===========  ===========  =========  ===========  =========

__________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,


                                                                                                            Small/Mid
                                                                        Bond Index                           Cap CORE
                                                                        Subaccount                          Subaccount
                                                           -----------------------------------  ----------------------------------
                                                               2000        1999       1998*        2000        1999        1998*
                                                           ----------  -----------  ----------  ----------  ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $   98,655  $   140,772  $   23,842  $     124   $  54,784   $       --
  M Fund Inc.............................................          --           --          --         --          --           --
Total investment income..................................      98,655      140,772      23,842        124      54,784           --
Expenses:
  Mortality and expense risks............................       6,322       10,636         937      1,222       2,073          535
Net investment income (loss).............................      92,333      130,136      22,905     (1,098)     52,711         (535)
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................      (5,117)    (104,174)      1,002    106,765      65,733      (25,196)
  Net unrealized appreciation (depreciation) during
    the period...........................................      48,121      (78,192)    (10,217)   (19,659)    (10,735)      18,718
Net realized and unrealized gain (loss) on investments...      43,004     (182,366)     (9,215)    87,106      54,998       (6,478)
Net increase (decrease) in net assets resulting
  from operations........................................  $  135,337  $   (52,230) $   13,690  $  86,008   $ 107,709   $   (7,013)

                                                                                                            High Yield
                                                                                                               Bond
                                                                                                            Subaccount
                                                                                                ----------------------------------
                                                                                                   2000        1999        1998*
                                                                                                ----------  ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.....................................................     $   85,793  $  352,641  $   88,721
  M Fund Inc...............................................................................             --          --          --
                                                                                                ----------  ----------  ----------
Total investment income....................................................................         85,793     352,641      88,721
Expenses:
  Mortality and expense risks..............................................................          3,851      12,206       1,962
                                                                                                ----------  ----------  ----------
Net investment income......................................................................         81,942     340,435      86,759
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)..............................................................        (16,585)     42,365      64,824
  Net unrealized appreciation (depreciation) during the period.............................       (189,115)   (139,659)    149,416
                                                                                                ----------  ----------  ----------
Net realized and unrealized gain (loss) on investments.....................................       (205,700)    (97,294)    214,240
                                                                                                ----------  ----------  ----------
Net increase (decrease) in net assets resulting from operations............................     $ (123,758) $  243,141  $  300,999
                                                                                                ==========  ==========  ==========

_____________
*From May 1, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                      Large Cap Growth Subaccount               Sovereign Bond Subaccount
                                                ----------------------------------------  ----------------------------------------
                                                    2000          1999          1998          2000          1999          1998
                                                ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...............   $     (9,478) $ 17,233,439  $  6,143,421  $    422,895  $  2,725,206 $   2,097,345
  Net realized gains (losses)................      1,487,863     5,003,007     1,750,881      (796,838)   (1,391,910)      185,230
  Net unrealized appreciation
    (depreciation) during the
    period...................................      8,093,756    (2,053,672)    8,041,022       921,253    (1,837,190)     (378,058)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations..................      9,572,141    20,182,774    15,935,324       547,310      (503,894)    1,904,517
From policyholder transactions:
  Net premiums from
    policyholders............................     26,306,668    75,667,981    29,859,648    11,781,689    74,595,720    38,567,292
  Net benefits to policyholders..............    (12,830,683)  (45,347,424)  (13,281,028)  (16,379,586)  (68,312,320)  (27,391,317)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions...............................     13,475,985    30,320,557    16,578,620    (4,597,897)    6,283,400    11,175,975
Net increase (decrease) in net assets........     23,048,126    50,503,331    32,513,944    (4,050,587)    5,779,506    13,080,492
Net assets at beginning of period............    115,521,551    65,018,220    32,504,276    38,321,474    32,541,967    19,461,475
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period..................   $138,569,677  $115,521,551  $ 65,018,220  $ 34,270,887  $ 38,321,473 $  32,541,967
                                                ============  ============  ============  ============  ============  ============

                                                 International Equity Index Subaccount          Small Cap Growth Subaccount
                                                ----------------------------------------  ---------------------------------------
                                                    2000          1999          1998          2000          1999          1998
                                                ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...............   $     51,116  $    855,417  $  1,885,059  $    (39,242) $  3,637,734  $   (22,593)
  Net realized gains.........................        703,499       753,750       152,030     2,556,750     2,548,944       58,729
  Net unrealized appreciation
    (depreciation) during the
    period...................................       (708,302)    4,871,167        78,480     2,295,972     3,920,455    1,070,805
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting
  from operations............................         46,313     6,480,334     2,115,569     4,813,480    10,107,133    1,106,941
From policyholder transactions:
  Net premiums from
    policyholders............................     13,045,026    53,332,374    10,034,119    30,086,736    52,637,861   12,088,047
  Net benefits to policyholders..............    (10,401,110)  (39,209,664)   (8,344,107)  (26,646,977)  (40,800,272)  (6,621,834)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase in net assets resulting
  from policyholder transactions.............      2,643,916    14,122,710     1,690,012     3,493,759    11,837,589    5,466,213
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in net assets........      2,690,229    20,603,044     3,805,581     8,253,239    21,944,722    6,573,154
Net assets at beginning of period............     33,198,674    12,595,630     8,790,049    31,022,828     9,078,106    2,504,952
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net assets at end of period..................   $ 35,888,903  $ 33,198,674  $ 12,595,630  $ 39,276,067  $ 31,022,828  $ 9,078,106
                                                ============  ============  ============  ============  ============  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                               International Balanced Subaccount               Mid Cap Growth Subaccount
                                            ----------------------------------------  ------------------------------------------
                                                 2000          1999          1998           2000          1999           1998
                                            -----------  ------------  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from
operations:
Net investment income (loss)............    $    23,927  $    358,974  $     176,073  $     (76,226) $   6,389,535  $  1,088,251
Net realized gains (losses).............        (39,660)       15,640         24,206      1,185,070      5,188,018       599,619
Net unrealized appreciation
  (depreciation) during the period......       (121,758)     (173,912)       147,461       (706,164)    15,078,681     1,184,263
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from operations..............       (137,491)      200,702        347,740        402,680     26,656,234     2,872,133
From policyholder transactions:
 Net premiums from policyholders........        845,554     6,295,052      3,163,316     26,745,210     65,183,285    11,323,614
 Net benefits to policyholders..........     (1,035,960)   (5,007,225)    (1,882,974)   (13,805,055)   (41,018,347)   (5,132,055)
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................       (190,406)    1,287,827      1,280,342     12,940,155     24,164,938     6,191,559
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net increase (decrease) in net assets...       (327,897)    1,488,529      1,628,082     13,342,835     50,821,172     9,063,692
Net assets at beginning of period.......      4,591,858     3,103,327      1,475,245     63,499,616     12,678,444     3,614,752
                                            -----------  ------------  -------------  -------------  -------------  ------------
Net assets at end of period.............    $ 4,263,961  $  4,591,856  $   3,103,327  $  76,842,451  $  63,499,616  $ 12,678,444
                                            ===========  ============  =============  =============  =============  ============

                                                   LARGE CAP VALUE SUBACCOUNT                    MONEY MARKET SUBACCOUNT
                                           -----------------------------------------  ---------------------------------------------
                                                2000           1999          1998          2000            1999            1998
                                           ------------  -------------  ------------  --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................   $    144,479  $   1,720,195  $    756,459  $      868,842  $   2,988,530  $    1,687,016
 Net realized gains (losses)............       (117,101)       705,454       330,827              --             --              --
 Net unrealized appreciation
  (depreciation) during the period......       (612,964)    (2,181,112)      145,355              --             --              --
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets
 resulting from operations..............       (585,586)       244,537     1,232,641         868,842      2,988,530       1,687,016
From policyholder transactions:
 Net premiums from policyholders........      9,161,994     37,432,039    15,144,316     217,361,930    890,376,545     340,377,358
 Net benefits to policyholders..........     (5,345,277)   (27,199,179)   (4,937,583)   (209,542,856)  (918,869,964)   (269,723,839)
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................      3,816,717     10,232,860    10,206,733       7,819,074    (28,493,419)     70,653,519
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net increase (decrease) in net assets...      3,231,131     10,477,397    11,439,374       8,687,916    (25,504,889)     72,340,535
Net assets at beginning of period.......     27,106,917     16,629,520     5,190,146      61,006,769     86,511,658      14,171,123
                                           ------------  -------------  ------------  --------------  -------------  --------------
Net assets at end of period.............   $ 30,338,048  $  27,106,917  $ 16,629,520  $   69,694,685  $  61,006,769  $   86,511,658
                                           ============  =============  ============  ==============  =============  ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,

                                                       Mid Cap Value Subaccount               Small/Mid Cap Growth Subaccount
                                              -----------------------------------------  -----------------------------------------
                                                   2000           1999         1998           2000          1999         1998
                                              -------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
operations:
Net investment income (loss)...............   $     (19,514) $     41,579  $     75,449  $     (9,470) $  1,388,661  $    108,037
Net realized gains (losses)................         402,063      (860,332)     (538,516)     (289,736)       13,375       232,246
Net unrealized appreciation
(depreciation) during
the period.................................       1,245,582     1,757,919      (830,390)      892,135    (1,001,208)      236,333
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
resulting from operations..................       1,628,131       939,166    (1,293,457)      592,929       400,828       576,616
From policyholder transactions:
Net premiums from policyholders............       6,813,614    32,024,751    18,837,112     1,722,182    11,809,133     4,563,154
Net benefits to policyholders..............      (6,026,008)  (29,579,995)   (7,855,945)   (2,633,767)   (9,775,543)   (6,481,542)
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
resulting from policyholder
transactions...............................         787,606     2,444,756    10,981,167      (911,585)    2,033,590    (1,918,388)
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets......       2,415,737     3,383,922     9,687,710      (318,656)    2,434,418    (1,341,772)
Net assets at beginning of period..........      19,138,533    15,754,611     6,066,901     9,925,831     7,491,413     8,833,185
                                              -------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period................   $  21,554,270  $ 19,138,533  $ 15,754,611  $  9,607,175  $  9,925,831  $  7,491,413
                                              =============  ============  ============  ============  ============  ============

                                                  Real Estate Equity Subaccount                 Growth & Income Subaccount
                                            -----------------------------------------  --------------------------------------------
                                                2000           1999           1998          2000            1999           1998
                                            ------------   ------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
operations:
Net investment income.....................  $    197,532  $     515,377  $    283,067  $     289,852  $   22,850,302  $   8,975,814
Net realized gains (losses)...............      (213,163)      (735,504)     (454,979)       563,798       6,207,253      2,061,212
Net unrealized appreciation
(depreciation) during
the period................................       349,789         80,925      (698,676)     2,749,417      (5,814,839)     7,759,307
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
resulting from operations.................       334,158       (139,202)     (870,588)     3,603,067      23,242,716     18,796,333
From policyholder transactions:
Net premiums from policyholders...........     5,164,186     22,699,314     6,964,604     20,391,023     196,639,863     60,975,616
Net benefits to policyholders.............    (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)   (31,360,866)
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase in net assets resulting from
policyholder transactions.................       709,699      4,605,674     1,451,383       (177,672)     89,875,908     29,614,750
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net increase (decrease) in net assets.....     1,043,857      4,466,472       580,795      3,425,395     113,118,624     48,411,083
Net assets at beginning of period.........     9,238,646      4,772,174     4,191,379    209,525,898      96,407,275     47,996,192
                                            ------------   ------------  ------------   ------------    ------------   ------------
Net assets at end of period...............  $ 10,282,503   $  9,238,646  $  4,772,174   $212,951,293    $209,525,899   $ 96,407,275
                                            ============   ============  ============   ============    ============   ============
See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                            MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                                 ---------------------------------------- ------------------------------------------
                                                     2000          1999          1998          2000          1999           1998
                                                 ------------  ------------  ------------ -------------  ------------  -------------
Increase (decrease) in net assets from
  operations:
Net investment income..........................  $    810,423  $ 10,756,436  $ 3,484,281  $     203,511  $    907,486  $    926,217
Net realized gains (losses)....................       (51,990)    2,233,258      278,186       (112,846)     (441,667)       24,740
Net unrealized appreciation (depreciation)
   during the period...........................     1,363,763    (6,419,069)   1,791,231         68,551       (85,754)     (136,999)
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase in net assets resulting from
 operations....................................     2,122,196     6,570,625    5,553,698        159,216       380,065       813,958
From policyholder transactions:
 Net premiums from policyholders...............     5,409,063   113,292,872   21,019,273      7,974,976    41,259,110    27,490,588
 Net benefits to policyholders.................    (4,863,022)  (34,219,380)  (8,281,600)    (5,532,589)  (49,156,693)  (21,534,195)
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions......       546,041    79,073,492   12,737,673      2,442,387    (7,897,583)    5,956,393
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net increase (decrease) in net assets..........     2,668,237    85,644,117   18,291,371      2,601,603    (7,517,518)    6,770,351
Net assets at beginning of period..............   125,710,810    40,066,692   21,775,321     11,728,988    19,246,506    12,476,155
                                                 ------------  ------------  -----------  -------------  ------------  ------------
Net assets at end of period....................  $128,379,047  $125,710,809  $40,066,692  $  14,330,591  $ 11,728,988  $ 19,246,506
                                                 ============  ============  ===========  =============  ============  ============

                                                        SMALL CAP VALUE SUBACCOUNT           INTERNATIONAL OPERATIONS SUBACCOUNT
                                                 ---------------------------------------  ------------------------------------------
                                                      2000          1999        1998         2000            1999           1998
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.........................  $     72,846  $    344,711  $    14,015  $    (34,751) $   2,006,004  $     53,396
 Net realized gains (losses)...................        54,419      (979,002)      (9,919)    1,363,359      1,907,809       191,495
 Net unrealized appreciation (depreciation)
   during the period...........................       (47,196)      325,684     (523,693)   (1,275,014)     3,818,953     1,108,416
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase in net assets resulting from
  operations...................................        80,069      (308,607)    (519,597)       53,594      7,732,766     1,353,307
From policyholder transactions:
 Net premiums from policyholders...............     6,820,059    39,172,672   11,420,833    19,896,505     43,216,216    23,844,756
 Net benefits to policyholders.................    (3,922,931)  (30,591,417)  (4,363,378)  (13,614,477)   (38,372,463)  (12,275,087)
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions......     2,897,128     8,581,255    7,057,455     6,282,028      4,843,753    11,569,669
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net increase (decrease) in net assets..........     2,977,197     8,272,648    6,537,858     6,335,622     12,576,519    12,922,976
Net assets at beginning of period..............    18,783,397    10,510,748    3,972,890    31,535,050     18,958,530     6,035,554
                                                 ------------  ------------  -----------  ------------  -------------  ------------
Net assets at end of period....................  $ 21,760,594  $ 18,783,396  $10,510,748  $ 37,870,672  $  31,535,049  $ 18,958,530
                                                 ============  ============  ===========  ============  =============  ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                          EQUITY INDEX SUBACCOUNT                   GLOBAL BOND SUBACCOUNT
                                                 ------------------------------------------ ---------------------------------------
                                                     2000           1999           1998         2000         1999          1998
                                                 -------------  -------------  ------------ ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................... $     315,101  $   5,503,450  $  1,211,729  $    18,113  $    424,767  $   283,651
 Net realized gains (losses)....................     1,407,391      7,681,081       691,270     (240,729)     (204,675)      81,659
 Net unrealized appreciation
   (depreciation) during the period.............     2,436,887      4,678,509     6,098,919      363,167      (433,526)      43,608
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations......................     4,159,379     17,863,040     8,001,918      140,551      (213,434)     408,918
From policyholder transactions:
 Net premiums from policyholders................    30,486,120    225,994,914    60,690,933    2,169,780    11,387,398    9,258,713
 Net benefits to policyholders..................   (17,507,140)  (147,909,470)  (31,166,123)  (4,458,286)  (10,615,019)  (3,008,341)
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions.......    12,978,980     78,085,444    29,524,810   (2,288,506)      772,379    6,250,372
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets...........    17,138,359     95,948,484    37,526,728   (2,147,955)      558,945    6,659,290
Net assets at beginning of period...............   149,913,130     53,964,647    16,437,919    8,838,517     8,279,571    1,620,281
                                                 -------------  -------------  ------------  -----------  ------------  -----------
Net assets at end of period..................... $ 167,051,489  $  49,913,131  $ 53,964,647  $ 6,690,562  $  8,838,516  $ 8,279,571
                                                 =============  =============  ============  ===========  ============  ===========

                                                       TURNER CORE GROWTH SUBACCOUNT       BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                   --------------------------------------  ----------------------------------------
                                                      2000          1999         1998          2000         1999          1998
                                                   ----------   -----------   -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...................      (22,143)  $ 1,315,438   $    77,203  $   (14,102) $    515,681  $     343,646
 Net realized gains.............................      868,800     1,038,462       156,278       52,962       507,727         89,337
 Net unrealized appreciation (depreciation)
   during the period............................    1,770,438     1,626,646       562,620     (506,321)    3,486,097         91,915
                                                 ------------   -----------   -----------  -----------  ------------  -------------
Net increase (decrease) in net assets
 resulting from operations......................    2,617,095     3,980,546       796,101     (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders................    7,163,231    23,098,524     4,779,974    5,406,790    12,134,533      5,520,633
 Net benefits to policyholders..................   (6,042,692)   (9,308,254)   (1,690,860)  (1,736,210)   (5,569,496)    (2,041,375)
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net increase in net assets resulting from
 policyholder transactions......................    1,120,539    13,790,270     3,089,114    3,670,580     6,565,037      3,479,258
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net increase in net assets......................    3,737,634    17,770,816     3,885,215    3,203,119    11,074,542      4,004,156
Net assets at beginning of period...............   22,671,006     4,900,189     1,014,974   17,415,297     6,340,754      2,336,598
                                                 ------------   -----------   -----------  -----------   -----------  -------------
Net assets at end of period..................... $ 26,408,640   $22,671,005   $ 4,900,189  $20,618,416   $17,415,296  $   6,340,754
                                                 ============   ===========   ===========  ===========   ===========  =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                    FRONTIER CAPITAL APPRECIATION SUBACCOUNT      ENHANCED U.S.EQUITY SUBACCOUNT
                                                    ----------------------------------------  -------------------------------------
                                                        2000          1999          1998          2000        1999          1998
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations:
Net investment income (loss).....................   $    (17,350) $    449,994  $      9,897  $    (5,830) $   518,137  $    68,233
Net realized gains (losses)......................        466,929       624,068      (445,752)      55,792      264,436       87,723
  Net unrealized appreciation during
    the period...................................      2,840,905     3,431,408       432,064       31,920      151,562       89,677
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations................................      3,290,484     4,505,470        (3,791)      81,882      934,135      245,633
From policyholder transactions:
  Net premiums from policyholders................      8,319,565    25,135,447    13,982,031    3,512,323    6,480,741    3,031,309
  Net benefits to policyholders..................     (3,328,234)  (22,331,613)   (9,695,520)  (2,694,336)  (3,151,279)  (1,299,530)
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions......................      4,991,331     2,803,834     4,286,511      817,987    3,329,462    1,731,779
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net increase in net assets.......................      8,281,815     7,309,304     4,282,720      899,869    4,263,597    1,977,412
Net assets at beginning of period................     16,985,022     9,675,718     5,392,998    6,738,214    2,474,617      497,205
                                                    ------------  ------------  ------------  -----------  -----------  -----------
Net assets at end of period......................   $ 25,266,837  $ 16,985,022  $  9,675,718  $ 7,638,083  $ 6,738,214  $ 2,474,617
                                                    ============  ============  ============  ===========  ===========  ===========

                                                                                                         GLOBAL EQUITY
                                                        EMERGING MARKETS EQUITY SUBACCOUNT                SUBACCOUNT
                                                     ---------------------------------------  -------------------------------------
                                                         2000          1999          1998*        2000        1999          1998*
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)...................    $     (6,661)  $   132,259   $      135  $    (1,101) $     4,204  $       152
  Net realized gains (losses)....................         841,365       663,998      (45,975)      27,715       82,873      (21,835)
  Net unrealized appreciation (depreciation)
    during the period............................        (423,198)      432,248        2,289        2,640       47,295        4,812
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations................................         411,506     1,228,505      (43,551)      29,254      134,372      (16,871)
From policyholder transactions:
  Net premiums from policyholders................      18,848,748    18,579,194    2,434,226    1,111,909    3,151,983    2,372,034
  Net benefits to policyholders..................     (16,434,122)  (16,271,324)  (2,203,670)    (522,788)  (2,613,505)  (2,191,135)
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions......................       2,414,626     2,307,870      230,556      589,121      538,478      180,899
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net increase in net assets.......................       2,826,132     3,536,375      187,005      618,375      672,850      164,028
Net assets at beginning of period................       3,724,873       187,005            0      836,879      164,028            0
                                                     ------------   -----------   ----------  -----------  -----------  -----------
Net assets at end of period......................    $  6,551,005   $ 3,723,380   $  187,005  $ 1,455,254  $   836,878  $   164,028
                                                     ============   ===========   ==========  ===========  ===========  ===========

_____________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                                         BOND INDEX
                                                                         SUBACCOUNT                SMALL/MID CAP CORE SUBACCOUNT
                                                           ------------------------------------   --------------------------------
                                                               2000         1999       1998*        2000         1999       1998*
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)..........................   $    92,333  $   130,136  $   22,905  $   (1,098) $   52,711  $     (535)
  Net realized gains (losses)...........................        (5,117)    (104,174)      1,002     106,765      65,733     (25,196)
  Net unrealized appreciation (depreciation)
    during the period...................................        48,121      (78,192)    (10,217)    (19,659)    (10,735)     18,718
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net assets resulting from
  operations............................................       135,337      (52,230)     13,690      86,008     107,709      (7,013)
From policyholder transactions:
  Net premiums from policyholders.......................     1,414,394    6,471,518   1,176,234   6,028,335   5,817,483   1,089,030
  Net benefits to policyholders.........................      (901,805)  (2,358,694)   (124,467) (5,789,766) (5,611,532)   (778,864)
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase in net assets resulting from
  policyholder transactions.............................       512,589    4,112,824   1,051,767     238,569     205,951     310,166
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net increase in net assets..............................       647,926    4,060,594   1,065,457     324,577     313,660     303,153
Net assets at beginning of period.......................     5,126,051    1,065,457           0     616,813     303,153           0
                                                           -----------  -----------  ----------  ----------  ----------  ----------
Net assets at end of period.............................   $ 5,773,977  $ 5,126,051  $1,065,457  $  941,390  $  616,813  $  303,153
                                                           ===========  ===========  ==========  ==========  ==========  ==========

                                                                                             HIGH YIELD BOND
                                                                                               SUBACCOUNT
                                                                             -------------------------------------------------
                                                                                 2000              1999               1998*
                                                                             ------------     -------------        -----------
Increase (decrease) in net assets from operations:
  Net investment income..............................................        $     81,942     $     340,435        $    86,759
  Net realized gains (losses)........................................             (16,585)           42,365             64,824
  Net unrealized appreciation (depreciation) during the period.......            (189,115)         (139,659)           149,416
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets resulting from operations......            (123,758)          243,141            300,999
From policyholder transactions:
  Net premiums from policyholders....................................           1,581,720        19,870,990          6,683,673
  Net benefits to policyholders......................................          (2,251,407)      (20,368,501)        (2,457,088)
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets resulting from
    policyholder transactions........................................            (669,687)         (497,511)         4,226,585
                                                                             ------------     -------------        -----------
Net increase (decrease) in net assets................................            (793,445)         (254,370)         4,527,584
Net assets at beginning of period....................................           4,273,214         4,527,584                  0
                                                                             ------------     -------------        -----------
Net assets at end of period..........................................        $  3,479,769     $   4,273,214        $ 4,527,584
                                                                             ============     =============        ===========

________________
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                March 31, 2000

1.   Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3.   Transaction with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. Details of Investments
  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

Portfolio                              Shares Owned       Cost          Value
Large Cap Growth...................      4,725,708   $129,759,928   $138,569,677
Sovereign Bond.....................      3,720,404     54,957,680     34,270,887
International Equity Index.........      1,828,860     42,194,387     35,888,903
Small Cap Growth...................      1,783,544     44,638,874     39,276,067
International Balanced.............        411,770      5,792,382      4,263,961
Mid Cap Growth.....................      2,559,283     61,055,048     76,842,451
Large Cap Value....................      2,322,131     36,125,073     30,338,048
Money Market.......................      6,966,470    137,421,592     69,694,685
Mid Cap Value......................      1,556,021     25,731,991     21,554,270
Small/Mid Cap Growth...............        639,205     13,859,500      9,607,175
Real Estate Equity.................        878,277     15,150,096     10,282,503
Growth & Income....................     10,470,973    216,940,978    212,951,293
Managed............................      8,209,595    135,063,985    128,379,047
Short-Term Bond....................      1,472,374     22,331,767     14,330,591
Small Cap Value....................      2,002,962     25,350,551     21,760,594
International Opportunities........      2,498,318     47,315,632     37,870,672
Equity Index.......................      8,004,018    158,931,331    167,051,489
Global Bond........................        668,397     14,205,761      6,690,562
Turner Core Growth.................      1,042,593     29,103,994     26,408,640
Brandes International Equity.......      1,374,582     17,355,048     20,618,416
Frontier Capital Appreciation......        999,103     21,184,263     25,266,837
Enhanced U.S. Equity...............        362,858      8,235,003      7,638,083
Emerging Markets Equity............        498,382     18,281,972      6,551,005
Global Equity......................        115,407      2,131,686      1,455,254
Bond Index.........................        611,908      6,074,464      5,773,977
Small/Mid Cap CORE.................         89,127      2,920,766        941,390
High Yield Bond....................        405,962      6,265,268      3,479,769

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

Portfolio                                           Purchases        Sales
---------                                           ---------        -----
Large Cap Growth.............................     $ 62,265,535   $ 14,711,539
Sovereign Bond...............................       38,288,617     29,280,010
International Equity Index...................       32,519,440     17,541,313
Small Cap Growth.............................       27,757,302     12,281,978
International Balanced.......................        3,415,587      1,768,784
Mid Cap Growth...............................       45,338,211     14,783,738
Large Cap Value..............................       22,257,609     10,304,554
Money Market.................................      304,141,849    329,646,739
Mid Cap Value................................       15,413,952     12,927,617
Small/Mid Cap Growth.........................        8,759,614      5,337,363
Real Estate Equity...........................       13,375,520      8,254,469
Growth & Income..............................      144,949,345     32,223,136
Managed......................................      111,633,323     21,803,394
Short-Term Bond..............................       17,352,671     24,342,768
Small Cap Value..............................       16,062,747      7,136,780
International Opportunities..................       24,767,973     17,918,215
Equity Index.................................      124,086,502     40,497,607
Global Bond..................................       10,322,531      9,125,384
Turner Core Growth...........................       20,980,047      5,874,338
Brandes International Equity.................       10,664,333      3,583,615
Frontier Capital Appreciation................       13,387,462     10,133,633
Enhanced U.S. Equity.........................        5,925,334      2,077,734
Emerging Markets Equity......................        9,682,573      7,242,444
Global Equity................................        2,167,637      1,624,954
Bond Index...................................        5,900,997      1,658,038
Small/Mid Cap CORE...........................        3,312,578      3,053,916
High Yield Bond..............................       11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:

                                          VEP Class # 1                 VEP Class #2                  VEP Class #3
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                      501,219        36.64          452,200         36.75         211,942        36.87
Sovereign Bond                        225,529        14.01          160,910         14.05          34,047        14.10
International Equity Index            241,826        17.49          177,419         17.55           5,314        17.60
Small Cap Growth                      187,881        24.93          186,116         24.98          34,022        25.03
International Balanced                 18,384        12.87           25,851         12.90          15,065        12.93
Mid Cap Growth                        244,467        36.47          184,426         36.54          60,720        36.61
Large Cap Value                       195,113        15.68          139,786         15.71          24,929        15.74
Money Market                          587,473        13.25        1,124,720         13.29         419,434        13.33
Mid Cap Value                         120,750        15.21           49,381         15.24           3,276        15.27
Small/Mid Cap Growth                   88,999        21.14           89,441         21.20               0        21.26
Real Estate Equity                     95,604        14.85           55,305         14.89          19,250        14.94
Growth & Income                       996,212        31.41          591,014         31.51         179,428        31.60
Managed                               550,878        21.22          284,687         21.29          39,917        21.35
Short-Term Bond                        84,327        13.10           94,761         13.14           9,722        13.18
Small Cap Value                       117,863        12.27           89,562         12.29          22,744        12.32
International Opportunities           140,734        16.48          191,629         16.51           6,658        16.54
Equity Index                          546,625        23.54          605,346         23.58         211,658        23.63
Global Bond                            55,879        12.37           48,921         12.39          18,599        12.41
Turner Core Growth                     31,801        31.21           15,389         31.28               0        31.34
Brandes International Equity           22,721        16.32           33,499         16.35               0        16.39
Frontier Capital Appreciation          26,137        27.20           13,250         27.26               0        27.31
Enhanced U.S. Equity                    4,387        17.51                0         17.54               0        17.56
Emerging Markets Equity                61,060        13.69          160,303         13.70          13,962        13.71
Global Equity                          27,243        12.68           27,262         12.69           2,252        12.70
Bond Index                            100,226        10.59           99,922         10.60          63,929        10.60
Small/Mid Cap CORE                     18,057        11.56           12,509         11.57           4,270        11.58
High Yield Bond                        45,997         9.76           41,613          9.77           2,141         9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                         V Coli Class #4               V Coli Class #5              V Coli Class #6
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                      624,782        36.96          302,096         37.00        273,725         37.04
Sovereign Bond                         14,891        14.89          610,911         14.91        449,306         14.92
International Equity Index             39,735        16.23          160,610         16.25        232,734         16.27
Small Cap Growth                       66,214        25.38           39,775         25.39         46,461         25.42
International Balanced                 40,176        13.10           10,196         13.11         54,443         13.12
Mid Cap Growth                        151,297        37.12          135,265         37.15         63,453         37.17
Large Cap Value                       168,223        15.96          160,487         15.97        419,835         15.98
Money Market                          173,689        13.19          290,988         13.20        159,826         13.22
Mid Cap Value                          81,017        15.48           17,842         15.49        240,521         15.50
Small/Mid Cap Growth                   25,267        21.17              378         21.19         29,661         21.21
Real Estate Equity                     57,478        15.40            5,284         15.42        199,999         15.43
Growth & Income                       581,341        31.39          528,494         31.42         25,701         31.45
Managed                               144,003        22.01          118,971         22.04        128,144         22.06
Short-Term Bond                       185,563        13.36          424,715         13.38              0             0
Small Cap Value                        32,369        12.49           50,061         12.50        278,886         12.50
International Opportunities           219,385        16.77          180,790         16.78        104,577         16.79
Equity Index                          336,797        23.96           64,760         23.98        558,737         23.99
Global Bond                            49,441        12.59            5,046         12.60              0         12.61
Turner Core Growth                      9,891        31.81           20,258         31.83              0         31.86
Brandes International Equity          107,998        16.63          108,224         16.65         39,650         16.66
Frontier Capital Appreciation          90,714        27.72           67,224         27.74              0         27.77
Enhanced U.S. Equity                   18,732        17.74            6,871         17.74              0         17.67
Emerging Markets Equity                     0        13.81           39,505         13.81              0         13.81
Global Equity                               0        12.80                0         12.80              0         12.80
Bond Index                              2,500        10.68           19,774         10.68              0         10.68
Small/Mid Cap CORE                          0        11.67                0         11.67              0         11.67
High Yield Bond                         1,565         9.98                0          0.98          8,654          9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 Medallion Executive VLI Class #7            MVEP Class #8                 MVUL Class #9
                                 --------------------------------     ---------------------------   ---------------------------
                                   Accumulation   Accumulation        Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values           Shares      Share Values      Shares      Share Values
---------                          ------------   ------------        ------------   ------------   ------------   ------------
Large Cap Growth                     112,264         85.40               799,241         26.61         346,876         23.70
Sovereign Bond                        56,595         24.06               302,433         12.64         338,834         11.90
International Equity Index           146,837         27.50               777,766         15.04         220,189         15.52
Small Cap Growth                     181,468         24.96               309,201         25.20         209,297         28.33
International Balanced                58,124         12.89                42,203         13.01          36,194         12.47
Mid Cap Growth                       181,012         36.51               411,691         36.87         120,647         40.88
Large Cap Value                      340,696         15.69               144,765         15.85         120,405         13.55
Money Market                         351,729         18.33               681,051         12.10         410,096         11.58
Mid Cap Value                        484,280         15.22               236,146         15.38          58,151         12.99
Small/Mid Cap Growth                   5,968         21.17               263,530         13.51          34,027         13.75
Real Estate Equity                    42,675         22.83               146,961         12.66          42,185          9.75
Growth & Income                      833,145         69.25             1,328,327         22.26         456,665         19.45
Managed                            2,310,154         40.30               226,876         17.09         120,259         15.63
Short-Term Bond                       90,405         13.12                44,158         12.06          95,975         11.56
Small Cap Value                      619,523         12.28               321,868         12.40          92,320         11.77
International Opportunities          631,815         16.50               248,891         16.65         454,435         15.94
Equity Index                         602,588         23.56             1,254,544         23.79         666,253         20.30
Global Bond                          167,161         12.38                61,755         12.50          64,901         11.80
Turner Core Growth                         0         29.04               211,545         28.32          69,350         27.22
Brandes International Equity               0         16.55               542,598         15.97          59,761         17.06
Frontier Capital Appreciation              0         25.24               453,530         23.01          87,539         22.27
Enhanced U.S. Equity                       0         13.28               149,272         17.65         163,219         17.65
Emerging Markets Equity               43,842         13.69                79,087         13.76          40,699         13.76
Global Equity                         25,141         12.69                24,262         12.75             852         12.75
Bond Index                            27,803         10.59                19,951         10.64             180         10.64
Small/Mid Cap CORE                       174         11.57                18,128         11.62             706         11.62
High Yield Bond                       21,279          9.76                86,249          9.81          83,050          9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                        MVUL 98 Class #10             MVEP 98 Class #11            MEVL II Class #12
                                   ---------------------------   ---------------------------   ---------------------------
                                   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                             Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                          ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth                     257,292         23.70          225,326         26.61          4,496          87.48
Sovereign Bond                       132,915         11.90          121,516         12.64              0          28.75
International Equity Index            50,283         15.52           94,430         15.04          1,229          29.08
Small Cap Growth                     178,252         28.33           75,478         25.20              0          25.55
International Balanced                24,342         12.47            5,498         13.01              0          13.19
Mid Cap Growth                       325,412         40.88          155,427         36.87          4,597          37.36
Large Cap Value                       82,162         13.55          148,074         15.85              0          16.07
Money Market                         913,953         11.58          249,610         12.10              0          13.26
Mid Cap Value                         70,658         12.99           63,590         15.38              0          15.59
Small/Mid Cap Growth                  15,647         13.75           21,186         13.51              0              0
Real Estate Equity                    15,207          9.84           23,604         12.66              0          23.94
Growth & Income                    1,057,563         19.45          214,058         22.26          2,544          82.96
Managed                               82,529         15.63           51,746         17.09          2,049          47.71
Short-Term Bond                       34,938         11.56           32,271         12.06          5,208          13.60
Small Cap Value                       33,605         11.77          107,429         12.40              0          12.57
International Opportunities           55,230         15.94           65,769         16.65              0          16.88
Equity Index                       2,032,606         20.30          537,822         23.79          9,694          24.12
Global Bond                           42,596         11.80           29,112         12.50              0          12.67
Turner Core Growth                   345,860         27.22          235,445         28.32              0          32.04
Brandes International Equity         123,322         17.06          228,923         15.97              0          16.75
Frontier Capital Appreciation        240,310         22.27           91,600         23.01              0          26.83
Enhanced U.S. Equity                  51,190         17.65           38,188         17.65              0          17.82
Emerging Markets Equity               24,399         13.76           14,489         13.76              0          13.85
Global Equity                          5,262         12.75            2,275         12.75              0          12.83
Bond Index                           140,959         10.64           68,555         10.64              0          10.71
Small/Mid Cap CORE                    12,671         11.62           14,654         11.62              0          11.70
High Yield Bond                       18,929          9.81           45,739          9.81              0           9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                         VEP Class #13
                                                  ---------------------------
                                                  Accumulation   Accumulation
Portfolio                                            Shares      Share Values
---------                                         ------------   ------------
Large Cap Growth                                      502            87.48
Sovereign Bond                                          0            28.75
International Equity Index                            879            29.08
Small Cap Growth                                      588            25.55
International Balanced                                  0            13.19
Mid Cap Growth                                        877            37.36
Large Cap Value                                        13            16.07
Money Market                                        7,184            13.26
Mid Cap Value                                           0            15.59
Small/Mid Cap Growth                                    0            21.94
Real Estate Equity                                      0            23.94
Growth & Income                                       307            82.96
Managed                                               372            47.71
Short-Term Bond                                         0            13.60
Small Cap Value                                         0            12.57
International Opportunities                         1,226            16.88
Equity Index                                        1,481            24.12
Global Bond                                             0            12.67
Turner Core Growth                                      0            32.04
Brandes International Equity                            0            16.75
Frontier Capital Appreciation                           0            26.83
Enhanced U.S. Equity                                    0            17.82
Emerging Markets Equity                               717            13.85
Global Equity                                           0            12.83
Bond Index                                              0            10.71
Small/Mid Cap CORE                                      0            11.70
High Yield Bond                                         0             9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                  ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999


                                                                                                           International
                                                                                  Large Cap    Sovereign      Equity      Small Cap
                                                                                   Growth         Bond        Index        Growth
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $      8,016  $     2,380  $     2,435  $     2,357
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................    115,521,551   38,321,474   33,198,674   31,022,828
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................         21,617       12,536          419      208,513
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................    115,551,184   38,336,390   33,201,528   31,233,698
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................         20,467       12,194           75      208,172
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................          9,166        2,723        2,779        2,698
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................         29,633       14,917        2,854      210,870
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $115,521,551  $38,321,473  $33,198,674  $31,022,828
                                                                                ============  ===========  ===========  ===========

                                                                                International   Mid Cap      Large Cap     Money
                                                                                  Balanced       Growth        Value       Market
                                                                                 Subaccount    Subaccount   Subaccount   Subaccount
                                                                                ------------  -----------  -----------  -----------
Assets
Cash.........................................................................   $        304  $     4,698  $     1,803  $     3,061
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value...................................................................      4,591,857   63,499,616   27,106,918   61,006,769
Investments in shares of portfolios of M Fund Inc., at value.................             --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I.......................................             52       27,659       12,738    1,396,082
  M Fund Inc.................................................................             --           --           --           --
                                                                                ------------  -----------  -----------  -----------
Total assets.................................................................      4,592,213   63,531,973   27,121,459   62,405,912
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company...............................              9       26,980       12,479    1,395,329
  M Fund Inc.................................................................             --           --           --           --
Asset charges payable........................................................            348        5,377        2,063        3,814
                                                                                ------------  -----------  -----------  -----------
Total liabilities............................................................            357       32,357       14,542    1,399,143
                                                                                ------------  -----------  -----------  -----------
Net assets...................................................................   $  4,591,856  $63,499,616  $27,106,917  $61,006,769
                                                                                ============  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999

[CAPTION]

                                                                                  Mid Cap    Small/Mid Cap Real Estate    Growth &
                                                                                   Value        Growth        Equity       Income
                                                                                Subaccount    Subaccount    Subaccount   Subaccount
                                                                               -----------   -----------   -----------  ------------
Assets
Cash.......................................................................... $     1,422   $       701   $       611  $     17,877
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value....................................................................  19,138,533     9,925,831     9,238,646   209,525,898
Investments in shares of portfolios of M Fund Inc., at value..................          --            --            --            --
Receivable from:
  John Hancock Variable Series Trust I........................................      38,609       580,155            88       330,982
  M Fund Inc..................................................................          --            --            --            --
                                                                               -----------   -----------   -----------  ------------
Total assets..................................................................  19,178,564    10,506,687     9,239,345   209,874,757
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................................      38,404       580,049            --       328,424
  M Fund Inc..................................................................          --            --            --            --
Asset charges payable.........................................................       1,627           807           699        20,434
                                                                               -----------   -----------   -----------  ------------
Total liabilities.............................................................      40,031       580,856           699       348,858
                                                                               -----------   -----------   -----------  ------------
Net assets.................................................................... $19,138,533   $ 9,925,831   $ 9,238,646  $209,525,899
                                                                               ===========   ===========   ===========  ============

                                                                                              Short-Term    Small Cap  International
                                                                                  Managed        Bond        Value     Opportunities
                                                                                Subaccount    Subaccount   Subaccount    Subaccount
                                                                               ------------  -----------  -----------  -------------
Assets
Cash.......................................................................... $     13,307  $       731  $     1,430  $     2,454
Investments in shares of portfolios of John Hancock Variable Series Trust I,
  at value....................................................................  125,710,809   11,728,988   18,783,397   31,535,050
Investments in shares of portfolios of M Fund Inc., at value..................           --           --           --           --
Receivable from:
  John Hancock Variable Series Trust I........................................       34,311          215      189,514        1,308
  M Fund Inc..................................................................           --           --           --           --
                                                                               ------------  -----------  -----------  -----------
Total assets..................................................................  125,758,427   11,729,934   18,974,341   31,538,812
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................................       32,402          114      189,306          955
  M Fund Inc..................................................................           --           --           --           --
Asset charges payable.........................................................       15,216          832        1,639        2,808
                                                                               ------------  -----------  -----------  -----------
Total liabilities.............................................................       47,618          946      190,945        3,763
                                                                               ------------  -----------  -----------  -----------
Net assets.................................................................... $125,710,809  $11,728,988  $18,783,396  $31,535,049
                                                                               ============  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999


                                                                           Turner                       Brandes
                                                                           Equity         Global          Core      International
                                                                           Index           Bond          Growth        Equity
                                                                         Subaccount     Subaccount     Subaccount    Subaccount
                                                                       -------------    ----------     -----------  -------------
Assets
Cash...............................................................    $      10,574    $      734     $     1,535   $      1,016
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value........................................      149,913,130     8,838,516              --             --
Investments in shares of portfolios of M Fund Inc., at value.......               --            --      22,671,006     17,415,296
Receivable from:
   John Hancock Variable Series Trust I............................          126,680       766,077             222            271
   M Fund Inc......................................................               --            --              --             --
                                                                       -------------    ----------     -----------   ------------
Total assets.......................................................      150,050,384     9,605,327      22,672,763     17,416,583
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company....................          125,115       765,972              --            122
   M Fund Inc......................................................               --            --              --             --
Asset charges payable..............................................           12,138           839           1,758          1,165
                                                                       -------------    ----------     -----------   ------------
Total liabilities..................................................          137,253       766,811           1,758          1,287
                                                                       -------------    ----------     -----------   ------------
Net assets.........................................................    $ 149,913,131    $8,838,516     $22,671,005   $ 17,415,296
                                                                       =============    ==========     ===========   ============

                                                                          Frontier                      Emerging
                                                                          Capital        Enhanced       Markets         Global
                                                                        Appreciation   U.S. Equity       Equity         Equity
                                                                         Subaccount     Subaccount     Subaccount     Subaccount
                                                                       -------------   -----------     ----------     ----------
Assets
Cash...............................................................    $       1,031    $      437     $       370   $         71
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value........................................               --            --       3,723,380        836,878
Investments in shares of portfolios of M Fund Inc., at value.......       16,985,022     6,738,214              --             --
Receivable from:
   John Hancock Variable Series Trust I............................              771            63             254             24
   M Fund Inc......................................................               --            --              --             --
                                                                       -------------    ----------     -----------   ------------
Total assets.......................................................       16,986,824     6,738,714       3,724,004        836,973
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company....................              620            --             204             13
   M Fund Inc......................................................               --            --              --             --
Asset charges payable..............................................            1,182           500             420             82
                                                                       -------------    ----------     -----------   ------------
Total liabilities..................................................            1,802           500             624             95
                                                                       -------------    ----------     -----------   ------------
Net assets.........................................................    $  16,985,022    $6,738,214     $ 3,723,380   $    836,878
                                                                       =============    ==========     ===========   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999


                                                                                     Bond         Small/Mid Cap    Yield High
                                                                                    Index            CORE            Bond
                                                                                  Subaccount       Subaccount      Subaccount
                                                                                 ------------    --------------   -------------
Assets
Cash.......................................................................      $        374    $          56    $         310
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..................................................         5,126,051          616,813        4,273,214
Investments in shares of portfolios of M Fund Inc., at value...............                --               --               --
Receivable from:
 John Hancock Variable Series Trust I......................................                87                7          906,251
 M Fund Inc................................................................                --               --               --
                                                                                 ------------    --------------   -------------
Total assets...............................................................         5,126,512          616,876        5,179,775
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..............................                20                --         906,193
 M Fund Inc................................................................                --                --              --
Asset charges payable......................................................               441                63             368
                                                                                 ------------    --------------   -------------
Total liabilities..........................................................               461                63         906,561
                                                                                 ------------    --------------   -------------
Net assets.................................................................      $  5,126,051    $      616,813   $   4,273,214
                                                                                 ============    ==============   =============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                     Years and periods ended December 31,

                                                                  Large Cap Growth Subaccount         Sovereign Bond Subaccount
                                                              ----------------------------------- ---------------------------------
                                                                  1999       1998         1997        1999        1998       1997
                                                              ----------- ----------- ----------- ------------ -----------  -------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I  Fund Inc..........   $17,558,034 $ 6,312,073 $ 2,884,498  $2, 851,613  $2,190,901 $855,742
   M Fund Inc..............................................            --          --          --           --          --       --
                                                              ----------- ----------- -----------  -----------  ---------- --------
Total investment income....................................    17,558,034   6,312,073   2,884,498    2,851,613   2,190,901       --
Expenses:
   Mortality and expense risks.............................       324,595     168,652      91,256      126,407      93,556   39,184
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net investment income......................................    17,233,439   6,143,421   2,793,242    2,725,206   2,097,345  816,588
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses).............................     5,003,007   1,750,881     619,721   (1,391,910)    185,230   80,538
   Net unrealized appreciation (depreciation) during the
     period................................................    (2,053,672)  8,041,022   2,301,920   (1,837,190)   (378,058)  63,687
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net realized and unrealized gain (loss) on investments.....     2,949,335   9,791,903   2,921,641   (3,229,100)   (192,828) 144,225
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net increase (decrease) in net assets resulting from
   operations..............................................   $20,182,774 $15,935,324 $ 5,714,883  $  (503,894) $1,904,517 $960,783
                                                              =========== =========== ===========  ===========  ========== ========

                                                              International Equity Index Subaccount    Small Cap Growth Subaccount
                                                              ------------------------------------- -------------------------------
                                                                 1999         1998         1997        1999        1998      1997
                                                              ----------- ------------ ------------ ----------  ---------- --------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I....................   $   936,475 $ 1,930,710  $  422,913  $ 3,697,955  $       -- $    473
   M Fund Inc..............................................            --          --          --           --          --       --
                                                              ----------- ----------- -----------  -----------  ---------- --------
Total investment income....................................       936,475   1,930,710     422,913    3,697,955          --      473
Expenses:
   Mortality and expense risks.............................        81,058      45,651      33,893       60,221      22,593    6,547
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net investment income (loss)...............................       855,417   1,885,059     389,020    3,637,734     (22,593)  (6,074)
Net realized and unrealized gain (loss) on investments:
   Net realized gains......................................       753,750     152,030     244,810    2,548,944      58,729   21,707
   Net unrealized appreciation (depreciation) during the
      period...............................................     4,871,167      78,480  (1,219,540)   3,920,455   1,070,805  126,699
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net realized and unrealized gain (loss) on investments.....     5,624,917     230,510    (974,730)   6,469,399   1,129,534  148,406
                                                              ----------- ----------- -----------  -----------  ---------- --------
Net increase (decrease) in net assets resulting from
     operations............................................  $  6,480,334 $ 2,115,569 $  (585,710) $10,107,133  $1,106,941 $142,332
                                                              ----------- ----------- -----------  -----------  ---------- --------

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                            International                                                 Mid Cap
                                                              Balanced                                                    Growth
                                                             Subaccount                                                 Subaccount
                                                                1999        1998       1997     1999         1998         1997
                                                            ----------    ------     ------    ------       ------     -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I......................   $ 372,766    $185,760   $ 61,249   $ 6,491,783  $1,114,374   $     --
M Fund Inc................................................          --          --         --            --          --         --
Total investment income...................................     372,766     185,760     61,249     6,491,783   1,114,374         --
Expenses:
Mortality and expense risks...............................      13,792       9,687      4,443       102,248      26,123      8,287
                                                             ---------    --------   --------   -----------  ----------  ---------
Net investment income (loss)..............................     358,974     176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and unrealized gain (loss) on investments:
  Net realized gains......................................      15,640      24,206      8,667     5,188,018     599,619      1,235
  Net unrealized appreciation (depreciation) during the
period....................................................    (173,912)    147,461    (67,714)   15,078,681   1,184,263    486,186
                                                             ---------    --------   --------   -----------  ----------  ---------
Net realized and unrealized gain (loss) on investments....    (158,272)    171,667    (59,047)   20,266,699   1,783,882    487,421
                                                             ---------    --------   --------   -----------  ----------  ---------
Net increase (decrease) in net assets resulting from
  operations..............................................    $200,702    $347,740   $ (2,241)  $26,656,234  $2,872,133   $479,134
                                                             =========    ========   ========   ===========  ==========  =========

                                                                  Large Cap Value Subaccount            Money Market Subaccount
                                                             -----------------------------------    -------------------------------
                                                                  1999        1998       1997          1999       1998       1997
                                                             -------------  ---------  ---------    ----------  --------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................   $ 1,809,072  $  797,874   $194,199    $3,279,928  $1,854,829 $758,434
  M Fund Inc..............................................            --          --         --            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Total investment income...................................     1,809,072     797,874    194,199     3,279,928   1,854,829  758,434
Expenses:
  Mortality and expense risks.............................        88,877      41,415     11,163       291,398     167,813   66,882
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net investment income.....................................     1,720,195     756,459    183,036     2,988,530   1,687,016  691,552
Net realized and unrealized gain (loss) on investments:
  Net realized gains......................................       705,454     330,827    164,821            --          --       --
  Net unrealized appreciation (depreciation) during the
  period..................................................    (2,181,112)    145,355    279,449            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net realized and unrealized gain (loss) on investments....    (1,475,658)    476,182    444,270            --          --       --
                                                             -----------  ----------  ---------    ----------  ---------- --------
Net increase in net assets resulting from operations......   $   244,537  $1,232,641   $627,306    $2,988,530  $1,687,016 $691,552
                                                             ===========  ==========  =========    ==========  ========== ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                            Mid Cap                                                    Small/Mid Cap
                                                             Value                                                        Growth
                                                           Subaccount                                                   Subaccount
                                                              1999         1998         1997          1999       1998      1997
                                                           -----------  -----------  ----------   ------------ -------- ------------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I.....................  $  110,190   $   120,469  $1,421,656   $   142,469  $878,600
M Fund Inc...............................................          --            --          --            --        --         --
Total investment income..................................     110,190       120,469     446,081     1,421,656   142,469    878,600
Expenses:
Mortality and expense risks..............................      68,611        45,020      11,421        32,995    34,432     35,934
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net investment income....................................      41,579        75,449     434,660     1,388,661   108,037    842,666
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................    (860,332)     (538,516)    101,787        13,375   232,246    297,666
  Net unrealized appreciation (depreciation) during the
    period...............................................   1,757,919      (830,390)    (39,717)   (1,001,208)  236,333   (730,748)
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net realized and unrealized gain (loss) on investments...     897,587    (1,368,906)     62,070      (987,833)  468,579   (433,082)
                                                           ----------   -----------  ----------   -----------  --------  ---------
Net increase (decrease) in net assets resulting from
operations...............................................  $  939,166   $(1,293,457) $  496,730   $   400,828  $576,616  $ 409,584
                                                           ==========   ===========  ==========   ===========  ========  =========
                                                              Real Estate Equity Subaccount        Growth & Income Subaccount
                                                           ---------------------------------  -----------------------------------
                                                              1999        1998        1997       1999        1998         1997
                                                           ---------   -----------  --------  ----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $ 544,845   $   305,783  $246,677  $23,565,679  $ 9,266,175  $5,917,063
  M Fund Inc.............................................         --            --        --           --           --          --
                                                           ---------   -----------  --------  -----------  -----------  ----------
Total investment income..................................    544,845       305,783   246,677   23,565,679    9,266,175   5,917,063
Expenses:
  Mortality and expense risks............................     29,468        22,716    13,879      715,377      290,361     169,135
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net investment income....................................    515,377       283,067   232,798   22,850,302    8,975,814   5,747,928
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................   (735,504)     (454,979)  252,095    6,207,253    2,061,212   2,390,414
  Net unrealized appreciation (depreciation) during the
    period...............................................     80,925      (698,676)  (13,488)  (5,814,839)   7,759,307     435,778
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net realized and unrealized gain (loss) on investments...   (654,579)   (1,153,655)  238,607      392,414    9,820,519   2,826,192
                                                           ---------   -----------  --------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations.............................................  $(139,202)  $  (870,588) $471,405  $23,242,716  $18,796,333  $8,574,120
                                                           =========   ===========  ========  ===========  ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                         Short-Term
                                                                    Managed                                Bond
                                                                   Subaccount                            Subaccount
                                                      -------------------------------------  -------------------------------------
                                                          1999        1998         1997         1999         1998         1997
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $11,251,980  $ 3,606,186  $ 1,879,954  $   957,614  $   977,164  $   415,542
 M Fund Inc.........................................           --           --           --           --           --           --
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Total investment income.............................   11,251,980    3,606,186    1,879,954      957,614      977,164      415,542
Expenses:
 Mortality and expense risks........................      495,544      121,905       65,383       50,128       50,947       20,551
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net investment income...............................   10,756,436    3,484,281    1,814,571      907,486      926,217      394,991
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................    2,233,258      278,186      171,318     (441,667)      24,740       35,294
 Net unrealized appreciation (depreciation)
  during the period.................................   (6,419,069)   1,791,231      715,231      (85,754)    (136,999)     (25,976)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments........................................   (4,185,811)   2,069,417      886,549     (527,421)    (112,259)       9,318
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 operations.........................................  $ 6,570,625  $ 5,553,698  $ 2,701,120  $   380,065  $   813,958  $   404,309
                                                      ===========  ===========  ===========  ===========  ===========  ===========


                                                                                                  International Opportunities
                                                            Small Cap Value Subaccount                   Subaccount
                                                      -------------------------------------  -------------------------------------
                                                          1999        1998         1997         1999         1998         1997
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $   409,324  $    47,350  $   299,278  $ 2,096,195  $   103,399  $    69,078
 M Fund Inc.........................................           --           --           --           --           --           --
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Total investment income.............................      409,324       47,350      299,278    2,096,195      103,399       69,078
Expenses:
 Mortality and expense risks........................       64,613       33,335        8,494       90,191       50,003       13,177
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net investment income...............................      344,711       14,015      290,784    2,006,004       53,396       55,901
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................     (979,002)      (9,919)      75,149    1,907,809      191,495       80,782
 Net unrealized appreciation (depreciation)
  during the period.................................      325,684     (523,693)     (18,626)   3,818,953    1,108,416     (260,664)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments........................................     (653,318)    (533,612)      56,523    5,726,762    1,299,911     (179,882)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 operations.........................................  $  (308,607) $  (519,597) $   347,307  $ 7,732,766  $ 1,353,307  $  (123,981)
                                                      ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,


                                                                      Equity Index                         Global Bond
                                                                       Subaccount                           Subaccount
                                                           -------------------------------------   ---------------------------------
                                                               1999          1998        1997         1999        1998       1997
                                                           -------------  -----------  ---------   ---------    ---------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................  $   5,839,023  $ 1,337,750 $  409,920   $ 460,088    $ 303,545    74,850
  M Fund Inc.............................................             --           --         --          --           --        --
                                                           -------------  ----------- ----------   ---------    ---------  --------
Total investment income..................................      5,839,023    1,337,750    409,920     460,088      303,545    74,850
Expenses:
  Mortality and expense risks............................        335,573      126,021     31,223      35,321       19,894     3,820
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net investment income....................................      5,503,450    1,211,729    378,697     424,767      283,651    71,030
Net realized and unrealized gain (loss) on investments:
  Net realized gains (losses)............................      7,681,081      691,270    901,978    (204,675)      81,659     8,335
  Net unrealized appreciation (depreciation) during the
    period...............................................      4,678,509    6,098,919    392,256    (433,526)      43,608   (11,727)
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net realized and unrealized gain (loss) on investments...     12,359,590    6,790,189  1,294,234    (638,201)     125,267    (3,392)
                                                           -------------  ----------- ----------   ---------    ---------  --------
Net increase (decrease) in net assets resulting from
  operations.............................................  $  17,863,040  $ 8,001,918 $1,672,931   $(213,434)   $ 408,918  $ 67,638
                                                           =============  =========== ==========   =========    =========  ========

                                                                                                         Brandes International
                                                               Turner Core Growth Subaccount               Equity Subaccount
                                                           -------------------------------------   ---------------------------------
                                                               1999          1998        1997         1999        1998       1997
                                                           -------------  -----------  ---------   ----------   ---------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................................  $   1,349,358  $       --   $      --   $  549,978   $      --  $     --
  M Fund Inc.............................................             --      84,940      91,360           --     358,080    32,677
                                                           -------------  ----------   ---------   ----------   ---------  --------
Total investment income..................................      1,349,358      84,940      91,360      549,978     358,080    32,677
Expenses:
  Mortality and expense risks............................         33,920       7,737       4,071       34,297      14,434     7,502
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net investment income....................................      1,315,438      77,203      87,289      515,681     343,646    25,175
Net realized and unrealized gain (loss) on investments:
  Net realized gains.....................................      1,038,462     156,278      76,711      507,727      89,337    12,541
  Net unrealized appreciation (depreciation) during the
    period...............................................      1,626,646     562,620      32,626    3,486,097      91,915   (26,022)
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net realized and unrealized gain (loss) on investments...      2,665,108     718,898     109,337    3,993,824     181,252   (13,481)
                                                           -------------  ----------   ---------   ----------   ---------  --------
Net increase in net assets resulting from operations.....  $   3,980,546  $  796,101   $ 196,626   $4,509,505   $ 524,898  $  11,694
                                                           =============  ==========   =========   ==========   =========  =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                      Frontier Capital Appreciation
                                                                Subaccount                    Enhanced U.S. Equity Subaccount
                                                    -----------------------------------   -----------------------------------------
                                                       1999         1998        1997         1999          1998            1997*
                                                    -----------  ----------- ----------   -----------  -------------  -------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I...........  $   487,465  $        --  $      --   $   532,067  $        --    $        --
   M Fund Inc.....................................           --       34,738    128,190            --       72,302         15,335
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Total investment income...........................      487,465       34,738    128,190       532,067       72,302         15,335
Expenses:
   Mortality and expense risks....................       37,471       24,841     10,040        13,930        4,069            478
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net investment income.............................      449,994        9,897    118,150       518,137       68,233         14,857
Net realized and unrealized gain (loss) on
 investments:
   Net realized gains (losses)....................      624,068     (445,752)   614,358       264,436       87,723          4,177
   Net unrealized appreciation
   (depreciation) during the period...............    3,431,408      432,064   (368,570)      151,562       89,677          6,844
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net realized and unrealized gain (loss) on
 investments......................................    4,055,476      (13,688)   245,788       415,998      177,400         11,021
                                                    -----------  -----------  ---------   -----------  -----------    -----------
Net increase (decrease) in net assets resulting
 from operations..................................  $ 4,505,470  $    (3,791) $ 363,938   $   934,135  $   245,633    $    25,878
                                                    ===========  ===========  =========   ===========  ===========    ===========

                                                           Emerging
                                                         Markets Equity             Global Equity               Bond Index
                                                           Subaccount                 Subaccount                Subaccount
                                                    -------------------------   -----------------------   -----------------------
                                                       1999         1998**         1999       1998**         1999        1998**
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I............  $   137,724   $       522   $    6,063  $       491   $  140,772   $   23,842
  M Fund Inc......................................           --            --           --           --           --           --
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Total investment income...........................      137,724           522        6,063          491      140,772       23,842
Expenses:
  Mortality and expense risks.....................        5,465           387        1,859          339       10,636          937
                                                    -----------   -----------   ----------  -----------   ----------   ----------
  Net investment income...........................      132,259           135        4,204          152      130,136       22,905
Net realized and unrealized gain (loss) on
 investments:
  Net realized gains (losses).....................      663,998       (45,975)      82,873      (21,835)    (104,174)       1,002
  Net unrealized appreciation
    (depreciation) during the period..............      432,248         2,289       47,295        4,812      (78,192)     (10,217)
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Net realized and unrealized gain (loss) on
   investments....................................    1,096,246       (43,686)     130,168      (17,023)    (182,366)      (9,215)
                                                    -----------   -----------   ----------  -----------   ----------   ----------
Net increase (decrease) in net assets resulting
   from operations................................  $ 1,228,505   $   (43,551)  $  134,372  $   (16,871)  $  (52,230)  $   13,690
                                                    ===========   ===========   ==========  ===========   ==========   ==========

________________________
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                      STATEMENT OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                                               Small/Mid             High Yield
                                                                                Cap CORE                Bond
                                                                               Subaccount             Subaccount
                                                                             1999      1998**     1999         1998**
Investment income:
Distributions received from:
John Hancock Variable Series Trust I....................................   $ 54,784   $     --    $ 352,641   $ 88,721
M Fund Inc..............................................................         --         --           --         --
Total investment income.................................................     54,784         --      352,641     88,721
Expenses:
   Mortality and expense risks..........................................      2,073        535       12,206      1,962
                                                                           --------   --------    ---------   --------
Net investment income (loss)............................................     52,711       (535)     340,435     86,759
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses)..........................................     65,733    (25,196)      42,365     64,824
   Net unrealized appreciation (depreciation) during the period.........    (10,735)    18,718     (139,659)   149,416
                                                                           --------   --------    ---------   --------
Net realized and unrealized gain (loss) on investments..................     54,998     (6,478)     (97,294)   214,240
                                                                           --------   --------    ---------   --------
Net increase (decrease) in net assets resulting from operations.........   $107,709   $ (7,013)   $ 243,141   $300,999
                                                                           ========   ========    =========   ========

_____________
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                                Large Cap Growth                          Sovereign Bond
                                                                    Subaccount                              Subaccount
                                                     ---------------------------------------  -------------------------------------
                                                         1999          1998          1997         1999         1998        1997
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Increase (decrease) in net assets from operations:
  Net investment income............................  $ 17,233,439  $  6,143,421  $ 2,793,242  $  2,097,345 $   816,558 $  2,725,206
  Net realized gains (losses)......................     5,003,007     1,750,881      619,721    (1,391,910)    185,230       80,538
  Net unrealized appreciation (depreciation)
    during the period..............................    (2,053,672)    8,041,022    2,301,920    (1,837,190)   (378,058)      63,687
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase (decrease) in net assets resulting
  from operations..................................    20,182,774    15,935,324    5,714,883      (503,894)  1,904,517      960,783
From policyholder transactions:
  Net premiums from policyholders..................    75,667,981    29,859,648   74,595,720    38,567,292  21,324,560   20,264,849
  Net benefits to policyholders....................   (45,347,424)  (13,281,028) (68,312,320)   (8,009,615)(10,390,849) (27,391,317)
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase in net assets resulting from
  policyholder transactions........................    30,320,557    16,578,620    9,874,000     6,283,400  11,175,975   13,314,945
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net increase in net assets.........................    50,503,331    32,513,944   15,588,883     5,779,506  13,080,492   14,275,728
Net assets at beginning of period..................    65,018,220    32,504,276   16,915,393    32,541,967  19,461,475    5,185,747
                                                     ------------  ------------  -----------  ------------ ----------- ------------
Net assets at end of period........................  $115,521,551  $ 65,018,220  $32,504,276  $ 38,321,473 $32,541,967 $ 19,461,475
                                                     ============  ============  ===========  ============ =========== ============

                                                                International Equity                          Small Cap
                                                                  Index Subaccount                        Growth Subaccount
                                                     --------------------------------------  --------------------------------------
                                                         1999          1998         1997         1999          1998         1997
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
  Net investment income (loss).....................  $    855,417   $ 1,885,059 $   389,020  $    (22,593) $    (6,074) $ 3,637,734
  Net realized gains...............................       753,750       152,030     244,810     2,548,944       58,729       21,707
  Net unrealized appreciation (depreciation)
    during the period..............................     4,871,167        78,480  (1,219,540)    3,920,455    1,070,805      126,699
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations..................................     6,480,334     2,115,569    (585,710)   10,107,133    1,106,941      142,332
From policyholder transactions:
  Net premiums from policyholders..................    53,332,374    10,034,119   8,150,400    52,637,861   12,088,047    2,870,481
  Net benefits to policyholders....................   (39,209,664)   (8,344,107) (4,505,840)  (40,800,272)  (6,621,834)  (1,005,386)
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions........................    14,122,710     1,690,012   3,644,560    11,837,589    5,466,213    1,865,095
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net increase in net assets.........................    20,603,044     3,805,581   3,058,850    21,944,722    6,573,154    2,007,427
Net assets at beginning of period..................    12,595,630     8,790,049   5,731,199     9,078,106    2,504,952      497,525
                                                     ------------  ------------ -----------  ------------  -----------  -----------
Net assets at end of period........................  $ 33,198,674  $ 12,595,630 $ 8,790,049  $  9,078,106  $ 2,504,952  $31,022,828
                                                     ============  ============ ===========  ============  ===========  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                                                       ------------------------------------  --------------------------------------
                                                           1999         1998         1997        1999         1998         1997
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
  Net investment income (loss).....................    $   358,974  $   176,073  $   56,806  $  1,088,251  $    (8,287) $ 6,389,535)
  Net realized gains...............................         15,640       24,206       8,667     5,188,018      599,619        1,235
  Net unrealized appreciation (depreciation)
   during the period...............................       (173,912)     147,461     (67,714)   15,078,681    1,184,263      486,186
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations...................................        200,702      347,740      (2,241)   26,656,234    2,872,133      479,134
From policyholder transactions:
  Net premiums from policyholders..................      6,295,052    3,163,316   1,608,069    65,183,285   11,323,614    3,212,754
  Net benefits to policyholders....................     (5,007,225)  (1,882,974)   (282,878)  (41,018,347)  (5,132,055)    (915,459)
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase in net assets resulting from
  policyholder transactions........................      1,287,827    1,280,342   1,325,191    24,164,938    6,191,559    2,297,295
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net increase in net assets.........................      1,488,529    1,628,082   1,322,950    50,821,172    9,063,692    2,776,429
Net assets at beginning of period..................      3,103,327    1,475,245     152,295    12,678,444    3,614,752      838,323
                                                       -----------  -----------  ----------  ------------  -----------  -----------
Net assets at end of period........................    $ 4,591,856  $ 3,103,327  $1,475,245  $ 63,499,616  $12,678,444  $ 3,614,752
                                                       ===========  ===========  ==========  ============  ===========  ===========

                                                          LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                                                    ------------------------------------- -----------------------------------------
                                                       1999           1998        1997         1999         1998           1997
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income...........................  $  1,720,195  $   756,459 $   183,036 $   2,988,530 $   1,687,016 $     691,552
  Net realized gains..............................       705,454      330,827     164,821            --            --            --
  Net unrealized appreciation (depreciation)
    during the period.............................    (2,181,112)     145,355     279,449            --            --            --
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase in net assets resulting from
  operations......................................       244,537    1,232,641     627,306     2,988,530     1,687,016       691,552
From policyholder transactions:
  Net premiums from policyholders.................    37,432,039   15,144,316   5,421,062   890,376,545   340,377,358   103,737,470
  Net benefits to policyholders...................   (27,199,179)  (4,937,583) (1,620,578) (918,869,964) (269,723,839) (100,296,756)
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase (decrease) in net assets resulting
  from policyholder transactions..................    10,232,860   10,206,733   3,800,484   (28,493,419)   70,653,519     3,440,714
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net increase (decrease) in net assets.............    10,477,397   11,439,374   4,427,790   (25,504,889)   72,340,535     4,132,266
Net assets at beginning of period.................    16,629,520    5,190,146     762,356    86,511,658    14,171,123    10,038,857
                                                    ------------  ----------- ----------- ------------- ------------- -------------
Net assets at end of period.......................  $ 27,106,917  $16,629,520 $ 5,190,146 $  61,006,769 $  86,511,658 $  14,171,123
                                                    ============  =========== =========== ============= ============= =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                           Small/Mid Cap
                                                                     Mid Cap Value                           Growth
                                                                       Subaccount                           Subaccount
                                                         ------------------------------------- ------------------------------------
                                                                1999        1998      1997          1999       1998        1997
                                                         ------------  -----------  ---------- ----------- -----------  -----------
Increase in net assets from operations:
Net investment income................................. $     41,579  $    75,449  $1,388,661 $   108,037 $   842,666  $   434,660

Net realized gains (losses)...........................     (860,332)    (538,516)    101,787      13,375     232,246      297,666
Net unrealized appreciation (depreciation) during the
  period..............................................    1,757,919     (830,390)    (39,717) (1,001,208)    236,333     (730,748)
Net increase (decrease) in net assets resulting from
  operations..........................................      939,166   (1,293,457)    496,730     400,828     576,616      409,584
From policyholder transactions:
Net premiums from policyholders.......................   32,024,751   18,837,112   6,323,061  11,809,133   4,563,154    8,511,081
Net benefits to policyholders.........................  (29,579,995)  (7,855,945) (1,089,206) (9,775,543) (6,481,542)  (6,274,668)
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net increase (decrease) in net assets resulting from
  policyholder transactions...........................    2,444,756   10,981,167   5,233,855   2,033,590  (1,918,388)   2,236,413
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net increase (decrease) in net assets.................    3,383,922    9,687,710   5,730,585   2,434,418  (1,341,772)   2,645,997
Net assets at beginning of period.....................   15,754,611    6,066,901     336,316   7,491,413   8,833,185    6,187,188
                                                       ------------  -----------  ---------- ----------- -----------  -----------
Net assets at end of period........................... $ 19,138,533  $15,754,611  $6,066,901 $ 9,925,831 $ 7,491,413  $ 8,833,185
                                                       ============  ===========  ========== =========== ===========  ===========

                                                         Real Estate  Equity  Subaccount         Growth & Income Subaccount
                                                      ------------------------------------- ---------------------------------------
                                                          1999          1998        1997        1999          1998        1997
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Increase in net assets from operations:
  Net investment income.............................  $    515,377  $   283,067 $   232,798 $  22,850,302 $  8,975,814 $  5,747,928

  Net realized gains (losses).......................      (735,504)    (454,979)    252,095     6,207,253    2,061,212    2,390,414
  Net unrealized appreciation (depreciation) during
   the period.......................................        80,925     (698,676)    (13,488)   (5,814,839)   7,759,307      435,778
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase (decrease) in net assets resulting
 from operations....................................      (139,202)    (870,588)    471,405    23,242,716   18,796,333    8,574,120
From policyholder transactions:
  Net premiums from policyholders...................    22,699,314    6,964,604   4,833,914   196,639,863   60,975,616   35,535,599
  Net benefits to policyholders.....................   (18,093,640)  (5,513,221) (2,393,463) (106,763,955) (31,360,866) (21,776,809)
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase in net assets resulting from
 policyholder transactions..........................     4,605,674    1,451,383   2,440,451    89,875,908   29,614,750   13,758,790
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net increase in net assets..........................     4,466,472      580,795   2,911,856   113,118,624   48,411,083   22,332,910
Net assets at beginning of period...................     4,772,174    4,191,379   1,279,523    96,407,275   47,996,192   25,663,282
                                                      ------------  ----------- ----------- ------------- ------------ ------------
Net assets at end of period.........................  $  9,238,646  $ 4,772,174 $ 4,191,379 $ 209,525,899 $ 96,407,275 $ 47,996,192
                                                      ============  =========== ===========  ============ ============ ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                                                                         Short-Term Bond
                                                                  Managed Subaccount                       Subaccount
                                                         ------------------------------------ -------------------------------------
                                                            1999         1998        1997          1999        1998        1997
                                                         ------------ ----------- ----------- ------------ ------------ -----------
Increase (decrease) in net assets from operations:
Net investment income.................................  $ 10,756,436 $ 3,484,281 $ 1,814,571 $    907,486 $    926,217   $ 394,991

Net realized gains (losses)...........................     2,233,258     278,186     171,318     (441,667)      24,740      35,294
Net unrealized appreciation (depreciation) during the
  period..............................................    (6,419,069)  1,791,231     715,231      (85,754)    (136,999)    (25,976)
Net increase in net assets resulting from operations..     6,570,625   5,553,698   2,701,120      380,065      813,958     404,309
From policyholder transactions:
Net premiums from policyholders.......................   113,292,872  21,019,273  16,914,475   41,259,110   27,490,588  12,911,228

Net benefits to policyholders.........................   (34,219,380) (8,281,600) (9,357,535) (49,156,693) (21,534,195) (4,234,624)
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net increase (decrease) in net assets resulting from
  policyholder transactions...........................    79,073,492  12,737,673   7,556,940   (7,897,583)   5,956,393   8,676,604
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net increase (decrease) in net assets.................    85,644,117  18,291,371  10,258,060   (7,517,518)   6,770,351   9,080,913
Net assets at beginning of period.....................    40,066,692  21,775,321  11,517,261   19,246,506   12,476,155   3,395,242
                                                        ------------ ----------- ----------- ------------ ------------ -----------
Net assets at end of period...........................  $125,710,809 $40,066,692 $21,775,321 $ 11,728,988 $ 19,246,506 $12,476,155
                                                        ============ =========== =========== ============ ============ ===========

                                                                                                       International
                                                              Small Cap Value Subaccount           Opportunities Subaccount
                                                        ------------------------------------  ------------------------------------
                                                             1999        1998        1997         1999        1998         1997
                                                        ------------ -----------  ----------  ------------ -----------  ----------
Increase (decrease) in net assets from operations:
  Net investment income................................ $    344,711 $    14,015  $  290,784  $  2,006,004  $    53,396   $ 55,901

  Net realized gains (losses)..........................     (979,002)     (9,919)     75,149     1,907,809      191,495     80,782
  Net unrealized appreciation (depreciation) during the
   period..............................................      325,684    (523,693)    (18,626)    3,818,953    1,108,416   (260,664)
                                                        ------------ -----------  ----------  ------------ ------------  ---------
Net increase (decrease) in net assets resulting from
   operations..........................................     (308,607)   (519,597)    347,307     7,732,766    1,353,307   (123,981)
From policyholder transactions:
  Net premiums from policyholders......................   39,172,672  11,420,833   4,182,527    43,216,216   23,844,756  8,906,153
  Net benefits to policyholders........................  (30,591,417) (4,363,378)   (897,951)  (38,372,463) (12,275,087)(3,655,731)
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net increase in net assets resulting from policyholder
   transactions........................................    8,581,255   7,057,455   3,284,576     4,843,753   11,569,669  5,250,422
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net increase in net assets.............................    8,272,648   6,537,858   3,631,883    12,576,519   12,922,976  5,126,441
Net assets at beginning of period......................   10,510,748   3,972,890     341,007    18,958,530    6,035,554    909,113
                                                        ------------ -----------  ----------  ------------ ------------ ----------
Net assets at end of period............................ $ 18,783,396 $10,510,748  $3,972,890  $ 31,535,049 $ 18,958,530 $6,035,554
                                                        ============ ===========  ==========  ============ ============ ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     Years and periods ended December 31,

                                                   Equity Index Subaccount                      Global Bond subaccount
                                              ---------------------------------------- ------------------------------------
                                                     1999         1998         1997          1999         1998        1997
                                              ------------- ------------- ------------ ------------ ----------- -----------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $   5,503,450 $   1,211,729 $    378,697 $    424,767 $   283,651 $    71,030
  Net realized gains (losses)................     7,681,081       691,270      901,978     (204,675)     81,659       8,335
  Net unrealized appreciation
  (depreciation) during
  the period.................................     4,678,509     6,098,919      392,256     (433,526)     43,608     (11,727)
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net increase (decrease) in net
assets resulting from
  operations.................................    17,863,040     8,001,918    1,672,931     (213,434)    408,918      67,638
From policyholder transactions:
  Net premiums from policyholders............   225,994,914    60,690,933   23,412,687   11,387,398   9,258,713   1,828,179
  Net benefits to policyholders..............  (147,909,470)  (31,166,123)  (9,622,006) (10,615,019) (3,008,341)   (534,164)
                                              ------------- ------------- ------------ ------------ ----------- -----------
  Net increase in net assets resulting
  from policyholder
  transactions...............................    78,085,444    29,524,810   13,790,681      772,379   6,250,372   1,294,015
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net increase in net assets...................    95,948,484    37,526,728   15,463,612      558,945   6,659,290   1,361,653
Net assets at beginning of period............    53,964,647    16,437,919      974,307    8,279,571   1,620,281     258,628
                                              ------------- ------------- ------------ ------------ ----------- -----------
Net assets at end of period.................. $ 149,913,131 $  53,964,647 $ 16,437,919 $  8,838,516 $ 8,279,571 $ 1,620,281
                                              ============= ============= ============ ============ =========== ===========


                                                                                             Brandes International
                                                Turner Core Growth Subaccount                 Equity Subaccount
                                              ------------------------------------- ------------------------------------
                                                 1999          1998       1997        1999         1998        1997
                                              ------------ -----------  ----------- ------------ ----------- -----------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $  1,315,438 $     77,203 $    87,289 $    515,681 $   343,646 $    25,175
  Net realized gains.........................    1,038,462      156,278      76,711      507,727      89,337      12,541
  Net unrealized appreciation
  (depreciation) during
   the period................................    1,626,646      562,620      32,626    3,486,097      91,915     (26,022)
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase (decrease) in net
assets resulting from
  operations.................................    3,980,546      796,101     196,626    4,509,505     524,898      11,694
From policyholder transactions:
  Net premiums from policyholders............   23,098,524    4,779,974     743,622   12,134,533   5,520,633   2,484,010
  Net benefits to policyholders..............   (9,308,254)  (1,690,860)   (580,027)  (5,569,496) (2,041,375) (1,088,249)
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase in net assets resulting
  from policyholder
  transactions...............................   13,790,270    3,089,114     163,595    6,565,037   3,479,258   1,395,761
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net increase in net assets...................   17,770,816    3,885,215     360,221   11,074,542   4,004,156   1,407,455
Net assets at beginning of period............    4,900,189    1,014,974     654,753    6,340,754   2,336,598     929,143
                                              ------------ ------------ ----------- ------------ ----------- -----------
Net assets at end of period.................. $ 22,671,005 $  4,900,189 $ 1,014,974 $ 17,415,296 $ 6,340,754 $ 2,336,598
                                              ============ ============ =========== ============ =========== ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         STATEMENTS OF CHANGES IN NET
                              ASSETS (continued)

                     Years and periods ended December 31,

                                                  Frontier Capital Appreciation                 Enhanced U.S.
                                                           Subaccount                          Equity Subaccount
                                              ------------------------------------- ----------------------------------
                                                  1999          1998       1997        1999        1998        1997*
                                              ------------- ----------- ----------- ------------ ----------- ---------
Increase (decrease) in net
assets from operations:
  Net investment income...................... $     449,994 $     9,897 $   118,150 $    518,137 $    68,233 $  14,857
  Net realized gains (losses)................       624,068    (445,752)    614,358      264,436      87,723     4,177
  Net unrealized appreciation
  (depreciation) during the
    period...................................     3,431,408     432,064    (368,570)     151,562      89,677     6,844
Net increase (decrease) in net assets
  resulting from
  operations.................................     4,505,470      (3,791)    363,938      934,135     245,633    25,878
From policyholder transactions:
  Net premiums from policyholders............    25,135,447  13,982,031  10,030,418    6,480,741   3,031,309   475,503
  Net benefits to policyholders..............   (22,331,613) (9,695,520) (5,969,436)  (3,151,279) (1,299,530)   (4,176)
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net increase in net assets resulting
from policyholder transactions...............     2,803,834   4,286,511   4,060,982    3,329,462   1,731,779   471,327
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net increase in net assets...................     7,309,304   4,282,720   4,424,920    4,263,597   1,977,412   497,205
Net assets at beginning of period............     9,675,718   5,392,998     968,078    2,474,617     497,205         0
                                              ------------- ----------- ----------- ------------ ----------- ---------
Net assets at end of period.................. $  16,985,022 $ 9,675,718 $ 5,392,998 $  6,738,214 $ 2,474,617 $ 497,205
                                              ============= =========== =========== ============ =========== =========


                                                  Emerging Markets           Global Equity           Bond Index
                                                  Equity Subaccount           Subaccount             Subaccount
                                             -------------------------- ----------------------- -------------------------
                                                   1999        1998**      1999        1998**      1999         1998**
                                              ------------ ------------ ----------- ----------- ------------- -----------
Increase (decrease) in net
assets from operations:
   Net investment income..................... $    132,259 $        135 $     4,204 $       152 $     130,136 $    22,905
   Net realized gains (losses)...............      663,998      (45,975)     82,873     (21,835)     (104,174)      1,002
   Net unrealized appreciation
   (depreciation) during the
     period..................................      432,248        2,289      47,295       4,812       (78,192)    (10,217)
                                              ------------ ------------ ----------- ----------- ------------- -----------
Net increase (decrease) in net
assets resulting from operations.............    1,228,505      (43,551)    134,372     (16,871)      (52,230)     13,690
From policyholder transactions:
   Net premiums from policyholders...........   18,579,194    2,434,226   3,151,983   2,372,034     6,471,518   1,176,234
   Net benefits to policyholders.............  (16,271,324)  (2,203,670) (2,613,505) (2,191,135)   (2,358,694)   (124,467)
                                              ------------ ------------ ----------- ----------- ------------- -----------
Net increase in net assets resulting
from policyholder transactions...............    2,307,870      230,556     538,478     180,899     4,112,824   1,051,767
                                              ------------ ------------ ----------- ----------- ------------- -----------
   Net increase in net assets................    3,536,375      187,005     672,850     164,028     4,060,594   1,065,457
   Net assets at beginning of period.........      187,005            0     164,028           0     1,065,457           0
                                              ------------ ------------ ----------- ----------- ------------- -----------
   Net assets at end of period............... $  3,723,380 $    187,005 $   836,878 $   164,028 $   5,126,051 $ 1,065,457
                                              ============ ============ =========== =========== ============= ===========

 _____________
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                     Years and periods ended December 31,


                                                 Small/Mid Cap CORE        High Yield Bond
                                                    Subaccount               Subaccount
                                               --------------------  --------------------------
                                                  1999     1998**        1999         1998**
                                               --------- ----------  ------------ -------------
Increase (decrease) in net
assets from operations:
Net investment income (loss)................. $   52,711 $     (535) $    340,435 $      86,759
Net realized gains (losses)..................     65,733    (25,196)       42,365        64,824
Net unrealized appreciation
(depreciation) during the period.............    (10,735)    18,718      (139,659)      149,416
Net increase (decrease) in net
assets resulting from operations.............    107,709     (7,013)      243,141       300,999
From policyholder transactions:
Net premiums from policyholders..............  5,817,483  1,089,030    19,870,990     6,683,673
Net benefits to policyholders................ (5,611,532)  (778,864)  (20,368,501)   (2,457,088)
Net increase (decrease) in net assets
resulting from policyholder transactions.....    205,951    310,166      (497,511)    4,226,585
                                              ---------- ---------- ------------- -------------
Net increase (decrease) in net assets........    313,660    303,153      (254,370)    4,527,584
Net assets at beginning of period............    303,153          0     4,527,584             0
                                              ---------- ---------- ------------- -------------
Net assets at end of period.................. $  616,813 $  303,153 $   4,273,214 $   4,527,584
                                              ========== ========== ============= =============

---------------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.   Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   Transaction with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:

Portfolio                           Shares Owned       Cost            Value
---------                           ------------       ----            -----
Large Cap Growth...................   4,226,550    $108,181,136    $115,521,551
Sovereign Bond.....................   4,200,440      40,512,273      38,321,473
International Equity Index.........   1,689,937      29,224,059      33,198,674
Small Cap Growth...................   1,622,919      25,907,535      31,022,828
International Balanced.............     428,930       4,680,715       4,591,856
Mid Cap Growth.....................   2,172,468      46,744,046      63,499,616
Large Cap Value....................   2,009,306      28,839,671      27,106,917
Money Market.......................   6,100,677      61,006,768      61,006,769
Mid Cap Value......................   1,497,913      18,236,811      19,138,533
Small/Mid Cap Growth...............     707,222      10,888,164       9,925,831
Real Estate Equity.................     805,182       9,643,804       9,238,646
Growth & Income....................  10,470,370     207,387,033     209,525,899
Managed............................   8,137,552     130,087,567     125,710,809
Short-Term Bond....................   1,206,452      11,963,663      11,728,988
Small Cap Value....................   1,720,546      18,985,985      18,783,396
International Opportunities........   2,078,452      26,831,679      31,535,049
Equity Index.......................   7,327,855     138,687,664     149,913,131
Global Bond........................     900,154       9,240,752       8,838,516
Turner Core Growth.................     988,705      20,433,059      22,671,005
Brandes International Equity.......   1,122,129      13,875,593      17,415,296
Frontier Capital Appreciation......     804,225      13,485,020      16,985,022
Enhanced U.S. Equity...............     321,327       6,490,133       6,738,214
Emerging Markets Equity............     303,646       3,288,843       3,723,380
Global Equity......................      68,965         784,773         836,878
Bond Index.........................     550,115       5,214,459       5,126,051
Small/Mid Cap CORE.................      62,841         608,830         616,813
High Yield Bond....................     475,514       4,263,457       4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

Portfolio                                            Purchases        Sales
---------                                            ---------        -----
Large Cap Growth..............................     $ 62,265,535   $ 14,711,539
Sovereign Bond................................       38,288,617     29,280,010
International Equity Index....................       32,519,440     17,541,313
Small Cap Growth..............................       27,757,302     12,281,978
International Balanced........................        3,415,587      1,768,784
Mid Cap Growth................................       45,338,211     14,783,738
Large Cap Value...............................       22,257,609     10,304,554
Money Market..................................      304,141,849     29,646,739
Mid Cap Value.................................       15,413,952     12,927,617
Small/Mid Cap Growth..........................        8,759,614      5,337,363
Real Estate Equity............................       13,375,520      8,254,469
Growth & Income...............................      144,949,345     32,223,136
Managed.......................................      111,633,323     21,803,394
Short-Term Bond...............................       17,352,671     24,342,768
Small Cap Value...............................       16,062,747      7,136,780
International Opportunities...................       24,767,973     17,918,215
Equity Index..................................      124,086,502     40,497,607
Global Bond...................................       10,322,531      9,125,384
Turner Core Growth............................       20,980,047      5,874,338
Brandes International Equity..................       10,664,333      3,583,615
Frontier Capital Appreciation.................       13,387,462     10,133,633
Enhanced U.S. Equity..........................        5,925,334      2,077,734
Emerging Markets Equity.......................        9,682,573      7,242,444
Global Equity.................................        2,167,637      1,624,954
Bond Index....................................        5,900,997      1,658,038
Small/Mid Cap CORE............................        3,312,578      3,053,916
High Yield Bond...............................       11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. Net Assets
  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:

                                                    VEP Class #1                  VEP Class #2                  VEP Class #3
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         432,627        $34.19          442,008       $34.29         156,934         $34.39
Sovereign Bond.........................         226,496         13.80          170,995        13.84          28,389          13.88
International Equity Index.............         205,346         17.52          163,712        17.58           4,631          17.63
Small Cap Growth.......................         151,029         21.68          131,551        21.71          42,832          21.76
International Balanced.................          21,487         13.28           25,817        13.30          12,453          13.33
Mid Cap Growth.........................         202,405         35.56          145,034        35.62          45,513          35.69
Large Cap Value........................         191,629         16.15          140,376        16.18           4,476          16.21
Money Market...........................         613,611         13.08        1,102,161        13.12         347,735          13.15
Mid Cap Value..........................         106,938         14.05           45,955        14.08           2,990          14.10
Small/Mid Cap Growth...................          83,852         19.77           90,674        19.83          41,701          19.88
Real Estate Equity.....................          94,768         14.40           68,355        14.44           2,732          14.49
Growth & Income........................         945,411         30.90          579,234        31.00         212,540          31.09
Managed................................         554,374         20.88          279,936        20.94          23,988          21.00
Short-Term Bond........................          94,078         12.97           84,892        13.00           7,712          13.04
Small Cap Value........................         114,641         12.30           82,461        12.33          55,278          12.35
International Opportunities............         115,902         16.52          159,219        16.55           2,521          16.58
Equity Index...........................         442,683         23.06          565,394        23.10         189,577          23.14
Global Bond............................          55,090         12.15           48,036        12.17          16,751          12.19
Turner Core Growth.....................          31,697         28.29           15,337        28.36              --             --
Brandes International Equity...........          18,319         16.91           33,342        16.94              --             --
Frontier Capital Appreciation..........          20,409         22.75           13,182        22.80              --             --
Enhanced U.S. Equity...................           3,102         17.47               --        17.50              --             --
Emerging Markets Equity................          31,332         12.77          114,481        12.78           4,803          12.79
Global Equity..........................          11,223         12.22           15,873        12.23             777          12.24
Bond Index.............................          99,617         10.34           99,264        10.34          64,039          10.35
Small/Mid Cap CORE.....................          12,833         10.76            3,271        10.77           4,416          10.78
High Yield Bond........................          51,021         10.09           40,169        10.10              --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                    V Coli Class #4               V Coli Class #5               V Coli Class #6
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         646,018        $34.50          282,553       $34.49         252,596         $34.52
Sovereign Bond.........................          17,426         14.64          538,047        14.66         335,449          14.67
International Equity Index.............          63,956         16.24          130,903        16.26         235,165          16.28
Small Cap Growth.......................          90,088         22.04           39,929        22.05          38,804          22.07
International Balanced.................          68,220         13.50            6,065        13.51          54,964          13.52
Mid Cap Growth.........................         146,264         36.15          124,116        36.18           5,992          36.19
Large Cap Value........................         151,753         16.42          133,066        16.43         416,273          16.44
Money Market...........................         218,714         13.01            5,906        13.02         136,140          13.04
Mid Cap Value..........................          69,726         14.29           24,485        14.30         281,375          14.30
Small/Mid Cap Growth...................          27,983         19.77              958        19.79          42,902          19.81
Real Estate Equity.....................          58,475         14.92            4,323        14.93         203,728          14.95
Growth & Income........................         641,268         30.84          447,326        30.87          16,723          30.91
Managed................................         162,478         21.64           83,071        21.66         150,514          21.68
Short-Term Bond........................          99,163         13.21          351,710        13.22              --             --
Small Cap Value........................          32,245         12.51           49,419        12.52         281,896          12.53
International Opportunities............         203,225         16.80          157,727        16.80          74,340          16.81
Equity Index...........................         324,024         23.44           37,253        23.46         533,298          23.47
Global Bond............................          54,500         12.35            9,809        12.36              --             --
Turner Core Growth.....................           7,772         28.80           12,496        28.83              --             --
Brandes International Equity...........         104,626         17.21           81,372        17.23          42,458          17.25
Frontier Capital Appreciation..........          74,553         23.16           62,806        23.18              --             --
Enhanced U.S. Equity...................          13,962         17.68                1        17.68              --             --
Emerging Markets Equity................              --            --           24,692        12.87              --             --
Global Equity..........................              --            --               --        12.32              --             --
Bond Index.............................           2,519         10.42           10,132        10.42              --             --
Small/Mid Cap CORE.....................              --            --               --        10.84              --             --
High Yield Bond........................           1,998         10.18              310        10.18          85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                         Medallion Executive VLI Class #7         MVEP Class #8                 MVUL Class #9
                                         --------------------------------  ---------------------------   ---------------------------
                                           Accumulation   Accumulation     Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                     Shares      Share Values        Shares      Share Values      Shares      Share Values
---------                                  ------------   ------------     ------------   ------------   ------------   ------------
Large Cap Growth...................            92,840        $79.68           781,223        $24.82         213,207         $22.10
Sovereign Bond.....................            57,389         23.69           765,173         12.44         500,049          11.71
International Equity Index.........           113,572         27.55           780,218         15.05         200,089          15.54
Small Cap Growth...................           193,672         21.70           298,417         21.90         197,401          24.61
International Balanced.............            52,288         13.29            41,158         13.41          36,634          12.85
Mid Cap Growth.....................           168,579         35.59           383,762         35.92         103,210          39.83
Large Cap Value....................           269,931         16.17           125,284         16.31         115,052          13.95
Money Market.......................           280,073         18.10           339,940         11.94         435,648          11.42
Mid Cap Value......................           412,439         14.06           242,213         14.19          70,954          12.00
Small/Mid Cap Growth...............             3,416         19.80           257,950         12.63          33,652          12.85
Real Estate Equity.................            39,901         22.14           116,040         12.27          38,147           9.54
Growth & Income....................           828,857         68.13         1,383,220         21.88         552,475          19.13
Managed............................         2,321,332         39.65           236,592         16.81         102,294          15.37
Short-Term Bond....................            63,598         12.99            63,326         11.93          95,428          11.43
Small Cap Value....................           473,526         12.32           281,097         12.43          87,362          11.80
International Opportunities........           559,454         16.54           227,841         16.68         335,763          15.97
Equity Index.......................           477,728         23.08         1,251,427         23.29         598,377          19.87
Global Bond........................           146,786         12.16            62,185         12.27         258,673          11.58
Turner Core Growth.................                --            --           229,705         25.66          76,087          24.67
Brandes International
  Equity...........................                --            --           495,542         16.53          58,572          17.67
Frontier Capital
  Appreciation.....................                --            --           405,890         19.23         119,967          18.62
Enhanced U.S. Equity...............                --            --           145,784         17.59         139,459          17.59
Emerging Markets Equity............            45,954         12.77            18,062         12.82          40,257          12.82
Global Equity......................             2,967         12.23             4,588         12.28          29,228          12.28
Bond Index.........................            18,855         10.34            12,439         10.38             185          10.38
Small/Mid Cap CORE.................                --            --            16,742         10.81             477          10.81
High Yield Bond....................            34,470         10.10            82,547         10.14          72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                   MVUL 98 Class #10            MVEP 98 Class #11              MEVL II Class #12
                                             ---------------------------   ---------------------------   ---------------------------
                                             Accumulation   Accumulation   Accumulation   Accumulation   Accumulation   Accumulation
Portfolio                                       Shares      Share Values      Shares      Share Values      Shares      Share Values
---------                                    ------------   ------------   ------------   ------------   ------------   ------------
Large Cap Growth.......................         221,057        $22.10          133,186       $24.82           --             --
Sovereign Bond.........................         122,492         11.71           96,742        12.44           --             --
International Equity Index.............          40,197         15.54           68,833        15.05           --             --
Small Cap Growth.......................         158,068         24.61           34,357        21.90           --             --
International Balanced.................          22,819         12.85            3,040        13.41           --             --
Mid Cap Growth.........................         291,628         39.83          111,636        35.92           --             --
Large Cap Value........................          66,485         13.95           73,993        16.31           --             --
Money Market...........................         575,670         11.42          718,107        11.94           --             --
Mid Cap Value..........................          62,352         11.99           52,021        14.19           --             --
Small/Mid Cap Growth...................          15,710         12.85           20,460        12.63           --             --
Real Estate Equity.....................          10,691          9.54            7,405        12.27           --             --
Growth & Income........................       1,047,922         19.13          196,321        21.88           --             --
Managed................................          55,779         15.37           43,618        16.81           --             --
Short-Term Bond........................          26,887         11.43           31,697        11.93           --             --
Small Cap Value........................          22,247         11.80           40,374        12.43           --             --
International Opportunities............          39,238         15.97           35,379        16.68           --             --
Equity Index...........................       1,960,860         19.87          440,030        23.29           --             --
Global Bond............................          35,346         11.58           51,458        12.27           --             --
Turner Core Growth.....................         377,311         24.67          142,883        25.66           --             --
Brandes International Equity...........          82,135         17.67          116,504        16.53           --             --
Frontier Capital Appreciation..........          90,807         18.62           69,320        20.00           --             --
Enhanced U.S. Equity...................          48,887         17.59           30,852        17.59           --             --
Emerging Markets Equity................           7,584         12.82            3,832        12.82           --             --
Global Equity..........................           1,070         12.28            2,561        12.28           --             --
Bond Index.............................         137,733         10.38           46,924        10.38           --             --
Small/Mid Cap CORE.....................          10,536         10.81            8,881        10.81           --             --
High Yield Bond........................          15,036         10.14           38,875        10.14           --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                    VEP Class #13
                                             ---------------------------
                                             Accumulation   Accumulation
Portfolio                                       Shares      Share Values
---------                                    ------------   ------------
Large Cap Growth......................            --             --
Sovereign Bond........................            --             --
International Equity Index............            --             --
Small Cap Growth......................            --             --
International Balanced................            --             --
Mid Cap Growth........................            --             --
Large Cap Value.......................            --             --
Money Market..........................            --             --
Mid Cap Value.........................            --             --
Small/Mid Cap Growth..................            --             --
Real Estate Equity....................            --             --
Growth & Income.......................            --             --
Managed...............................            --             --
Short-Term Bond.......................            --             --
Small Cap Value.......................            --             --
International Opportunities...........            --             --
Equity Index..........................            --             --
Global Bond...........................            --             --
Turner Core Growth....................            --             --
Brandes International Equity..........            --             --
Frontier Capital Appreciation.........            --             --
Enhanced U.S. Equity..................            --             --
Emerging Markets Equity...............            --             --
Global Equity.........................            --             --
Bond Index............................            --             --
Small/Mid Cap CORE....................            --             --
High Yield Bond.......................            --             --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                         Page
Account...................................................................   28
Account value.............................................................    9
Additional Sum Insurance..................................................   16
Annual processing date....................................................   29
Attained age..............................................................   10
Basic Sum Insured.........................................................   16
Beneficiary...............................................................   39
business day..............................................................   29
changing Option A or B....................................................   18
changing the Total Sum Insured............................................   17
charges...................................................................    9
Code......................................................................   35
cost of insurance rates...................................................   10
date of issue.............................................................   30
death benefit.............................................................    5
deductions................................................................    9
dollar cost averaging.....................................................   14
expenses of the Trusts....................................................   11
fixed investment option...................................................   29
full surrender............................................................   14
fund......................................................................    2
grace period..............................................................    7
guaranteed minimum death benefit..........................................    7
Guaranteed Minimum Death Benefit Premium..................................    8
insurance charge..........................................................   10
insured person............................................................    5
investment options........................................................    1
JHVLICO...................................................................   28
lapse.....................................................................    7
loan......................................................................   15
loan interest.............................................................   15
maximum premiums..........................................................    6
Minimum Initial Premium...................................................   29
minimum insurance amount..................................................   17
minimum premiums..........................................................    6
modified endowment contract...............................................   36
monthly deduction date....................................................   30
morality and expense risk charge..........................................   10
Option A; Option B........................................................   16
optional benefits.........................................................   16
optional extra death benefit feature......................................   16
owner.....................................................................    5
partial withdrawal........................................................   14
partial withdrawal charge.................................................   11
payment options...........................................................   18
Planned Premium...........................................................    7
policy anniversary........................................................   30
policy split option.......................................................   17
policy year...............................................................   30
premium; premium payment..................................................    5
prospectus................................................................    3
receive; receipt..........................................................   20
reinstate; reinstatement..................................................    7
sales charges.............................................................    9
SEC.......................................................................    2
Separate Account S........................................................   28
Servicing Office..........................................................    2
special loan account......................................................   15
subaccount................................................................   28
surrender.................................................................   14
surrender value...........................................................   14
Target Premium............................................................    9
tax considerations........................................................   34
telephone transfers.......................................................   21
Total Sum Insured.........................................................   16
transfers of account value................................................   14
Trusts....................................................................    2
variable investment options...............................................    1
we; us....................................................................   28
withdrawal................................................................   14
withdrawal charges........................................................   11
you; your.................................................................    5

                          PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                          VARIABLE ESTATE PROTECTION II
--------------------------------------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:


VARIABLE INVESTMENT OPTION                                     MANAGED BY
--------------------------                                     ----------
Managed ....................................................   Independence Investment Associates, Inc.
Growth & Income ............................................   Independence Investment Associates, Inc.
Fidelity VIP Contrafund(R) .................................   Fidelity Management and Research Company
Equity Index ...............................................   State Street Global Advisors
Large Cap Value ............................................   T. Rowe Price Associates, Inc.
American Leaders Large Cap Value ...........................   Federated Investment Management Company
Large Cap Growth ...........................................   Independence Investment Associates, Inc.
Large Cap Aggressive Growth ................................   Alliance Capital Management L.P.
Fidelity VIP Growth ........................................   Fidelity Management and Research Company
AIM V.I. Value .............................................   A I M Advisors, Inc.
Janus Aspen Global Technology ..............................   Janus Capital Corporation
Mid Cap Value ..............................................   Neuberger Berman, LLC
Fundamental Mid Cap Growth .................................   OppenheimerFunds, Inc.
Mid Cap Growth .............................................   Janus Capital Corporation
Real Estate Equity .........................................   Independence Investment Associates, Inc. and
                                                                 Morgan Stanley Dean Witter Investment
                                                                 Management, Inc.
Small/Mid Cap CORE .........................................   Goldman Sachs Asset Management
Small/Mid Cap Growth .......................................   Wellington Management Company, LLP
Small Cap Value ............................................   INVESCO Management & Research, Inc.
Small Cap Growth ...........................................   John Hancock Advisers, Inc.
MFS New Discovery ..........................................   MFS Investment Management(R)
Global Balanced ............................................   Brinson Partners, Inc.
Janus Aspen Worldwide Growth ...............................   Janus Capital Corporation
Templeton International Securities .........................   Templeton Investment Counsel, Inc.
International Equity Index .................................   Independence International Associates, Inc.
International Opportunities ................................   Rowe Price-Fleming International, Inc.
                                                                 Morgan Stanley Dean Witter Investment
Emerging Markets Equity ....................................   Management, Inc.
Short-Term Bond ............................................   Independence Investment Associates, Inc.
Bond Index .................................................   Mellon Bond Associates, LLP
Active Bond ................................................   John Hancock Advisers, Inc.
Core Bond ..................................................   Federated Investment Management Company
Global Bond ................................................   J.P. Morgan Investment Management, Inc.
High Yield Bond ............................................   Wellington Management Company, LLP
Money Market ...............................................   John Hancock Life Insurance Company

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

               EXPRESS DELIVERY                      U.S. MAIL
               ----------------                      ---------
             529 Main Street (X-4)                  P.O. Box 111
             Charlestown, MA 02129                 Boston, MA 02117


                             Phone : 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not repeat
                                                                   ---
       information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 129.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                      Beginning on page
--------                                                      -----------------

 .What is the policy?........................................          5
 .Who owns the policy?.......................................          5
 .How can I invest money in the policy?......................          5
 .Is there a minimum amount I must invest?...................          7
 .How will the value of my investment in the policy change
 over time?.................................................          8
 .What charges will JHVLICO deduct from my investment in
 the policy?................................................          9
 .What charges will the Trusts deduct from my investment in
 the policy?................................................          11
 .What other charges could JHVLICO impose in the future?.....          13
 .How can I change my policy's investment allocations?.......          14
 .How can I access my investment in the policy?..............          15
 .How much will JHVLICO pay when the last insured person
 dies?......................................................          16
 .What optional rider benefits can I choose? ................          18
 .How can I change my policy's insurance coverage? ..........          19
 .Can I cancel my policy after it's issued?..................          19
 .Can I choose the form in which JHVLICO pays out policy
 proceeds? .................................................          20
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?.......................          21
 .How will my policy be treated for income tax purposes? ....          21
 .How do I communicate with JHVLICO?.........................          21

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
41. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
       -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 15.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative costs.
  -------------------------
  This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
  ------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
  -----------------------------------------
  this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  charge has two parts: (1) a flat dollar amount of $55.55 deducte only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks we
  -----------------------

  assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total

     Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages:
     .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows: .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 .    Guaranteed minimum death benefit charge - A monthly charge beginning in the
     ---------------------------------------
     eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1cents per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3cents per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 .    Policy split option rider charge - A monthly charge if this rider is
     --------------------------------
     elected at the time of application for the policy. The charge is 3cents per $1,000 of current Total Sum Insured.

 .    Age 100 waiver of charges rider charge - A monthly charge if this rider is
     --------------------------------------
     elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 .    Optional benefits charge - Monthly charges for certain other optional
     ------------------------
     insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 .    Partial withdrawal charge - A charge for each partial withdrawal of account
     -------------------------
     value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                INVESTMENT  DISTRIBUTION AND  OTHER OPERATING  TOTAL FUND   OTHER OPERATING
                                                MANAGEMENT      SERVICE        EXPENSES WITH   OPERATING     EXPENSES ABSENT
FUND NAME                                           FEE       (12B-1) FEES     REIMBURSEMENT    EXPENSES      REIMBURSEMENT
---------                                       ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed ...................................       0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income ...........................       0.25%           N/A              0.03%         0.28%           0.03%
Equity Index...............................       0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value ...........................       0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value...........       0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth...........................       0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth ...............       0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value .............................       0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth.............................       0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth.................       0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity.........................       0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE.........................       0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth.......................       0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value ...........................       0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth...........................       0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * .........................       0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.................       0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities ...............       0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity ...................       1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond ...........................       0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.................................       0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * .............................       0.25%           N/A              0.03%         0.28%           0.03%
Core Bond .................................       0.70%           N/A              0.10%         0.80%           N/A
Global Bond ...............................       0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond ...........................       0.65%           N/A              0.10%         0.75%           0.39%
Money Market...............................       0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.............................       0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth .......................       0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Contrafund(R).................       0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE 3):
Templeton International Securities ........       0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 4):
Janus Aspen Global Technology .............       0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...............       0.65%          0.25%             0.05%         0.95%           0.05%


MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery .........................       0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE

 (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

   * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

 (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

 (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

 (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

 (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 10. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  --------------------------------
                                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  --------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,286  $  4,569   $    4,853
   2            17,556        500,000   500,000     500,000    10,102    11,006       11,946
   3            26,998        500,000   500,000     500,000    15,019    16,889       18,908
   4            36,912        500,000   500,000     500,000    20,378    23,574       27,159
   5            47,322        500,000   500,000     500,000    25,651    30,548       36,254
   6            58,252        500,000   500,000     500,000    31,900    38,929       47,431
   7            69,728        500,000   500,000     500,000    38,048    47,669       59,750
   8            81,779        500,000   500,000     500,000    44,092    56,781       73,325
   9            94,432        500,000   500,000     500,000    50,032    66,279       88,282
  10           107,717        500,000   500,000     500,000    55,864    76,175      104,760
  11           121,667        500,000   500,000     500,000    62,234    87,165      123,630
  12           136,314        500,000   500,000     500,000    68,478    98,608      144,412
  13           151,694        500,000   500,000     500,000    74,590   110,516      167,300
  14           167,843        500,000   500,000     500,000    80,562   122,901      192,504
  15           184,799        500,000   500,000     500,000    86,384   135,774      220,258
  16           202,603        500,000   500,000     500,000    92,507   149,899      252,089
  17           221,297        500,000   500,000     500,000    98,473   164,637      287,328
  18           240,926        500,000   500,000     500,000   104,260   180,005      326,352
  19           261,536        500,000   500,000     500,000   109,843   196,020      369,589
  20           283,177        500,000   500,000     500,000   115,191   212,697      417,526
  25           408,735        500,000   500,000     786,005   138,474   308,447      748,576
  30           568,983        500,000   500,000   1,364,582   149,194   427,745    1,299,602
  35           773,504        500,000   611,446   2,320,178   134,980   582,329    2,209,693

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     DEATH BENEFIT                   SURRENDER VALUE
                             ------------------------------  --------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  --------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,285  $504,569  $  504,853  $  4,285  $  4,569   $    4,853
   2            17,556        509,694   510,597     511,537    10,102    11,005       11,945
   3            26,998        515,017   516,887     518,906    15,017    16,887       18,906
   4            36,912        520,374   523,571     527,155    20,374    23,571       27,155
   5            47,322        525,646   530,542     536,247    25,646    30,542       36,247
   6            58,252        531,893   538,919     547,419    31,893    38,919       47,419
   7            69,728        538,037   547,655     559,731    38,037    47,655       59,731
   8            81,779        544,077   556,760     573,296    44,077    56,760       73,296
   9            94,432        550,010   566,248     588,239    50,010    66,248       88,239
  10           107,717        555,833   576,130     604,696    55,833    76,130      104,696
  11           121,667        562,194   587,105     623,539    62,194    87,105      123,539
  12           136,314        568,424   598,524     644,281    68,424    98,524      144,281
  13           151,694        574,515   610,396     667,106    74,515   110,396      167,106
  14           167,843        580,455   622,725     692,210    80,455   122,725      192,210
  15           184,799        586,230   635,514     719,811    86,230   135,514      219,811
  16           202,603        592,285   649,513     751,405    92,285   149,513      251,405
  17           221,297        598,155   664,070     786,285    98,155   164,070      286,285
  18           240,926        603,810   679,176     824,772   103,810   179,176      324,772
  19           261,536        609,212   694,819     867,213   109,212   194,819      367,213
  20           283,177        614,315   710,974     913,985   114,315   210,974      413,985
  25           408,735        634,777   799,719   1,230,517   134,777   299,719      730,517
  30           568,983        637,442   893,168   1,737,505   137,442   393,168    1,237,505
  35           773,504        605,515   972,242   2,539,325   105,515   472,242    2,039,325

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  -------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  -------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,132  $  4,410   $    4,689
   2            17,556        500,000   500,000     500,000    9,769    10,652       11,570
   3            26,998        500,000   500,000     500,000   14,459    16,279       18,245
   4            36,912        500,000   500,000     500,000   19,535    22,636       26,114
   5            47,322        500,000   500,000     500,000   24,461    29,194       34,714
   6            58,252        500,000   500,000     500,000   30,288    37,057       45,257
   7            69,728        500,000   500,000     500,000   35,924    45,160       56,778
   8            81,779        500,000   500,000     500,000   41,355    53,497       69,361
   9            94,432        500,000   500,000     500,000   46,569    62,062       83,103
  10           107,717        500,000   500,000     500,000   51,544    70,846       98,107
  11           121,667        500,000   500,000     500,000   56,741    80,345      115,026
  12           136,314        500,000   500,000     500,000   61,643    90,055      133,503
  13           151,694        500,000   500,000     500,000   66,214    99,952      153,680
  14           167,843        500,000   500,000     500,000   70,409   110,004      175,717
  15           184,799        500,000   500,000     500,000   74,173   120,174      199,794
  16           202,603        500,000   500,000     500,000   77,448   130,422      226,125
  17           221,297        500,000   500,000     500,000   80,141   140,680      254,944
  18           240,926        500,000   500,000     500,000   82,226   150,945      286,582
  19           261,536        500,000   500,000     500,000   83,601   161,148      321,390
  20           283,177        500,000   500,000     500,000   84,167   171,235      359,807
  25           408,735        500,000   500,000     654,790   69,852   217,510      623,610
  30           568,983             **   500,000   1,100,141       **   243,712    1,047,754
  35           773,504             **   500,000   1,795,136       **   216,276    1,709,653

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  -------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  -------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,132  $504,410  $  504,689  $ 4,132  $  4,410   $    4,689
   2            17,556        509,360   510,243     511,161    9,768    10,651       11,569
   3            26,998        514,455   516,274     518,240   14,455    16,274       18,240
   4            36,912        519,525   522,623     526,100   19,525    22,623       26,100
   5            47,322        524,439   529,167     534,681   24,439    29,167       34,681
   6            58,252        530,246   537,005     545,192   30,246    37,005       45,192
   7            69,728        535,852   545,067     556,657   35,852    45,067       56,657
   8            81,779        541,238   553,340     569,150   41,238    53,340       69,150
   9            94,432        546,387   561,810     582,753   46,387    61,810       82,753
  10           107,717        551,274   570,457     597,546   51,274    70,457       97,546
  11           121,667        556,349   579,762     614,155   56,349    79,762      114,155
  12           136,314        561,089   589,201     632,180   61,089    89,201      132,180
  13           151,694        565,447   598,728     651,712   65,447    98,728      151,712
  14           167,843        569,364   608,277     672,831   69,364   108,277      172,831
  15           184,799        572,772   617,772     695,619   72,772   117,772      195,619
  16           202,603        575,595   627,125     720,157   75,595   127,125      220,157
  17           221,297        577,718   636,199     746,487   77,718   136,199      246,487
  18           240,926        579,107   644,936     774,745   79,107   144,936      274,745
  19           261,536        579,636   653,180     804,978   79,636   153,180      304,978
  20           283,177        579,193   660,777     837,251   79,193   160,777      337,251
  25           408,735        557,008   681,651   1,030,286   57,008   181,651      530,286
  30           568,983             **   640,757   1,267,039       **   140,757      767,039
  35           773,504             **        **   1,518,588       **        **    1,018,588

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  --------------------------------
                                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  --------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,286  $  4,569   $    4,853
   2            17,556        500,000   500,000     500,000    10,102    11,006       11,946
   3            26,998        500,000   500,000     500,000    15,019    16,889       18,908
   4            36,912        500,000   500,000     500,000    20,378    23,574       27,159
   5            47,322        500,000   500,000     500,000    25,651    30,548       36,254
   6            58,252        500,000   500,000     500,000    31,900    38,929       47,431
   7            69,728        500,000   500,000     500,000    38,048    47,669       59,750
   8            81,779        500,000   500,000     500,000    44,092    56,781       73,325
   9            94,432        500,000   500,000     500,000    50,032    66,279       88,282
  10           107,717        500,000   500,000     500,000    55,864    76,175      104,760
  11           121,667        500,000   500,000     500,000    62,234    87,165      123,630
  12           136,314        500,000   500,000     500,000    68,478    98,608      144,412
  13           151,694        500,000   500,000     500,000    74,590   110,516      167,300
  14           167,843        500,000   500,000     500,000    80,562   122,901      192,504
  15           184,799        500,000   500,000     500,000    86,384   135,774      220,258
  16           202,603        500,000   500,000     500,000    92,507   149,899      252,089
  17           221,297        500,000   500,000     534,344    98,473   164,637      287,303
  18           240,926        500,000   500,000     587,641   104,260   180,005      326,220
  19           261,536        500,000   500,000     644,679   109,843   196,020      369,207
  20           283,177        500,000   500,000     705,822   115,191   212,697      416,664
  25           408,735        500,000   500,000   1,091,944   138,474   308,447      739,441
  30           568,983        500,000   563,895   1,667,910   149,194   425,856    1,259,614
  35           773,504        500,000   689,397   2,542,924   134,980   564,955    2,083,904

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     DEATH BENEFIT                   SURRENDER VALUE
                             ------------------------------  --------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  --------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,285  $504,569  $  504,853  $  4,285  $  4,569   $    4,853
   2            17,556        509,694   510,597     511,537    10,102    11,005       11,945
   3            26,998        515,017   516,887     518,906    15,017    16,887       18,906
   4            36,912        520,374   523,571     527,155    20,374    23,571       27,155
   5            47,322        525,646   530,542     536,247    25,646    30,542       36,247
   6            58,252        531,893   538,919     547,419    31,893    38,919       47,419
   7            69,728        538,037   547,655     559,731    38,037    47,655       59,731
   8            81,779        544,077   556,760     573,296    44,077    56,760       73,296
   9            94,432        550,010   566,248     588,239    50,010    66,248       88,239
  10           107,717        555,833   576,130     604,696    55,833    76,130      104,696
  11           121,667        562,194   587,105     623,539    62,194    87,105      123,539
  12           136,314        568,424   598,524     644,281    68,424    98,524      144,281
  13           151,694        574,515   610,396     667,106    74,515   110,396      167,106
  14           167,843        580,455   622,725     692,210    80,455   122,725      192,210
  15           184,799        586,230   635,514     719,811    86,230   135,514      219,811
  16           202,603        592,285   649,513     751,405    92,285   149,513      251,405
  17           221,297        598,155   664,070     786,285    98,155   164,070      286,285
  18           240,926        603,810   679,176     824,772   103,810   179,176      324,772
  19           261,536        609,212   694,819     867,213   109,212   194,819      367,213
  20           283,177        614,315   710,974     913,985   114,315   210,974      413,985
  25           408,735        634,777   799,719   1,230,517   134,777   299,719      730,517
  30           568,983        637,442   893,168   1,737,505   137,442   393,168    1,237,505
  35           773,504        605,515   972,242   2,539,325   105,515   472,242    2,039,325

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  -------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  -------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,132  $  4,410   $    4,689
   2            17,556        500,000   500,000     500,000    9,769    10,652       11,570
   3            26,998        500,000   500,000     500,000   14,459    16,279       18,245
   4            36,912        500,000   500,000     500,000   19,535    22,636       26,114
   5            47,322        500,000   500,000     500,000   24,461    29,194       34,714
   6            58,252        500,000   500,000     500,000   30,288    37,057       45,257
   7            69,728        500,000   500,000     500,000   35,924    45,160       56,778
   8            81,779        500,000   500,000     500,000   41,355    53,497       69,361
   9            94,432        500,000   500,000     500,000   46,569    62,062       83,103
  10           107,717        500,000   500,000     500,000   51,544    70,846       98,107
  11           121,667        500,000   500,000     500,000   56,741    80,345      115,026
  12           136,314        500,000   500,000     500,000   61,643    90,055      133,503
  13           151,694        500,000   500,000     500,000   66,214    99,952      153,680
  14           167,843        500,000   500,000     500,000   70,409   110,004      175,717
  15           184,799        500,000   500,000     500,000   74,173   120,174      199,794
  16           202,603        500,000   500,000     500,000   77,448   130,422      226,125
  17           221,297        500,000   500,000     500,000   80,141   140,680      254,944
  18           240,926        500,000   500,000     516,055   82,226   150,945      286,480
  19           261,536        500,000   500,000     559,978   83,601   161,148      320,699
  20           283,177        500,000   500,000     606,039   84,167   171,235      357,760
  25           408,735        500,000   500,000     874,477   69,852   217,510      592,177
  30           568,983             **   500,000   1,221,502       **   243,712      922,485
  35           773,504             **   500,000   1,674,585       **   216,276    1,372,308

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     DEATH BENEFIT                  SURRENDER VALUE
                             ------------------------------  -------------------------------
                                 ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS       GROSS ANNUAL RETURN OF          GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ------------------------------  -------------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,132  $504,410  $  504,689  $ 4,132  $  4,410   $    4,689
   2            17,556        509,360   510,243     511,161    9,768    10,651       11,569
   3            26,998        514,455   516,274     518,240   14,455    16,274       18,240
   4            36,912        519,525   522,623     526,100   19,525    22,623       26,100
   5            47,322        524,439   529,167     534,681   24,439    29,167       34,681
   6            58,252        530,246   537,005     545,192   30,246    37,005       45,192
   7            69,728        535,852   545,067     556,657   35,852    45,067       56,657
   8            81,779        541,238   553,340     569,150   41,238    53,340       69,150
   9            94,432        546,387   561,810     582,753   46,387    61,810       82,753
  10           107,717        551,274   570,457     597,546   51,274    70,457       97,546
  11           121,667        556,349   579,762     614,155   56,349    79,762      114,155
  12           136,314        561,089   589,201     632,180   61,089    89,201      132,180
  13           151,694        565,447   598,728     651,712   65,447    98,728      151,712
  14           167,843        569,364   608,277     672,831   69,364   108,277      172,831
  15           184,799        572,772   617,772     695,619   72,772   117,772      195,619
  16           202,603        575,595   627,125     720,157   75,595   127,125      220,157
  17           221,297        577,718   636,199     746,487   77,718   136,199      246,487
  18           240,926        579,107   644,936     774,745   79,107   144,936      274,745
  19           261,536        579,636   653,180     804,978   79,636   153,180      304,978
  20           283,177        579,193   660,777     837,251   79,193   160,777      337,251
  25           408,735        557,008   681,651   1,030,286   57,008   181,651      530,286
  30           568,983             **   640,757   1,267,039       **   140,757      767,039
  35           773,504             **        **   1,518,588       **        **    1,018,588

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.



CONTENTS OF THIS SECTION                                      BEGINNING ON PAGE
------------------------                                      -----------------

Description of JHVLICO.....................................          34
How we support the policy and investment options...........          34
Procedures for issuance of a policy........................          35
Basic Sum Insured vs. Additional Sum Insured...............          36
Commencement of investment performance.....................          37
How we process certain policy transactions.................          37
Effects of policy loans....................................          38
Additional information about how certain policy
  charges work.............................................          39
How we market the policies.................................          40
Tax considerations.........................................          41
Reports that you will receive..............................          43
Voting privileges that you will have.......................          43
Changes that JHVLICO can make as to your policy............          43
Adjustments we make to death benefits......................          44
When we pay policy proceeds................................          44
Other details about exercising rights and paying benefits..          45
Legal matters..............................................          45
Registration statement filed with the SEC..................          45
Accounting and actuarial experts...........................          45
Financial statements of JHVLICO and the Account............          45
List of Directors and Executive Officers of JHVLICO........          46

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 41.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

DIRECTORS AND EXECUTIVE OFFICERS        PRINCIPAL OCCUPATIONS
--------------------------------        ---------------------
David F. D'Alessandro.................  Chairman of the Board and Chief Executive Officer of JHVLICO;
                                        President, Chief Operations Officer and Chief Executive Officer-Elect,
                                        John Hancock Life Insurance Company.
Michele G. Van Leer...................  Vice Chairman of the Board and President of JHVLICO; Senior Vice
                                        President, John Hancock Life Insurance Company.
Ronald J. Bocage......................  Director, Vice President and Counsel of JHVLICO; Vice President
                                        and Counsel, John Hancock Life Insurance Company.
Bruce M. Jones........................  Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company.
Thomas J. Lee.........................  Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company.
Barbara L. Luddy......................  Director, Vice President and Actuary of JHVLICO; Senior Vice President,
                                        John Hancock Life Insurance Company.
Robert S. Paster......................  Director and Vice President of JHVLICO;  Vice President, John Hancock
                                        Life Insurance Company.
Robert R. Reitano.....................  Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company.
Paul Strong...........................  Director and Vice President of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company.
Daniel L. Ouellette...................  Vice President, Marketing, of JHVLICO; Senior Vice President, John
                                        Hancock Life Insurance Company.
Edward P. Dowd........................  Vice President, Investments, of JHVLICO; Senior Vice President,
                                        John Hancock Life Insurance Company
Roger G. Nastou.......................  Vice President, Investments, of JHVLICO; Vice President, John Hancock
                                        Life Insurance Company
Todd G. Engelsen......................  Vice President and Illustration Actuary of JHVLICO; Second Vice President,
                                        John Hancock Life Insurance Company
Julie H. Indge........................  Treasurer of JHVLICO; Financial Officer, John Hancock Life
                                        Insurance Company
Patrick F. Smith......................  Controller of JHVLICO; Senior Associate Controller, John Hancock
                                        Life Insurance Company.
Peter H. Scavongelli..................  Secretary of JHVLICO; State Compliance Officer, John Hancock Life
                                        Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                             (UNAUDITED)
                                                        MARCH 31   DECEMBER 31
                                                          2000         1999
                                                      -----------  -----------
                                                          (In millions)
ASSETS
Bonds .............................................   $   1,276.6  $   1,216.3
  Preferred stocks ................................          35.6         35.9
  Common stocks ...................................           1.7          3.2
  Investment in affiliates ........................          81.3         80.7
Mortgage loans on real estate .....................         429.0        433.1
Real estate .......................................          24.8         25.0
Policy loans ......................................         181.8        172.1
Cash Items:
  Cash in banks ...................................          (3.3)        27.2
  Temporary cash investments ......................         309.4        222.9
                                                      -----------  -----------
                                                            306.1        250.1
Premiums due and deferred .........................          23.1         29.9
Investment income due and accrued .................          35.7         33.2
Other general account assets ......................          52.3         65.3
Assets held in separate accounts ..................       8,597.7      8,268.2
                                                      -----------  -----------
TOTAL ASSETS ......................................   $  11,045.7  $  10,613.0
                                                      ===========  ===========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves .................................   $   1,945.6  $   1,866.6
  Federal income and other taxes payable ..........          73.6         67.3
  Other general account obligations ...............         232.1        219.0
  Transfers from separate account, net ............        (225.7)      (221.6)
  Asset valuation reserve .........................          18.8         23.1
  Obligations related to separate accounts ........       8,590.9      8,261.6
                                                      -----------  -----------
TOTAL OBLIGATIONS .................................      10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares ..           2.5          2.5
  Paid-in capital .................................         572.4        572.4
  Unassigned deficit ..............................        (164.5)      (177.9)
                                                      -----------  -----------
TOTAL STOCKHOLDER'S EQUITY ........................         410.4        397.0
                                                      -----------  -----------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY ........   $  11,045.7  $  10,613.0
                                                      ===========  ===========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                        (Unaudited)
                                                                     Three months ended
                                                                          March 31
                                                                     ------------------
                                                                       2000      1999
                                                                     --------  --------
                                                                        (In millions)
INCOME
  Premiums .......................................................   $  231.3  $  223.6
  Net investment income ..........................................       39.6      32.5
  Other, net .....................................................      132.4     145.3
                                                                     --------  --------
                                                                        403.3     401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries ....................       89.2      80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries ...........................      216.3     238.2
  Expenses of providing service to policyholders and
    obtaining new insurance ......................................       73.5      75.7
  State and miscellaneous taxes ..................................        7.6       2.8
                                                                     --------  --------
                                                                        386.6     397.0
                                                                     --------  --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES) ....................       16.7       4.4
Federal income taxes .............................................        4.7       1.0
                                                                     --------  --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES) .............................................       12.0       3.4
Net realized capital gains (losses) ..............................        0.4      (1.5)
                                                                     --------  --------
     NET INCOME ..................................................       12.4       1.9
Unassigned deficit at beginning of period ........................     (177.9)    (49.2)
Net unrealized capital gains (losses) and other adjustments ......        1.1       0.3
Other reserves and adjustments ...................................       (0.1)     (4.2)
                                                                     --------  --------
UNASSIGNED DEFICIT AT END OF PERIOD ..............................   $ (164.5) $  (51.2)
                                                                     ========  ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                                         (UNAUDITED)
                                                                      THREE MONTHS ENDED
                                                                           MARCH 31
                                                                      ------------------
                                                                        2000      1999
                                                                      --------  --------
                                                                       (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums ...........................................      $  241.4  $  225.3
  Net investment income ........................................          37.2      29.9
  Benefits to policyholders and beneficiaries ..................         (79.6)    (70.8)
  Dividends paid to policyholders ..............................          (6.4)     (6.1)
  Insurance expenses and taxes .................................         (91.9)   (107.8)
  Net transfers to separate accounts ...........................        (141.4)   (182.0)
  Other, net ...................................................         134.4     175.7
                                                                      --------  --------
     NET CASH PROVIDED FROM OPERATIONS .........................          93.7      64.2
                                                                      --------  --------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases ...............................................        (157.5)    (71.3)
  Bond sales ...................................................          73.5       8.7
  Bond maturities and scheduled redemptions ....................          18.9      18.8
  Bond prepayments .............................................           2.6       3.2
  Stock purchases ..............................................          (0.4)     (0.2)
  Proceeds from stock sales ....................................           1.2       1.5
  Real estate purchases ........................................          (0.1)     (0.9)
  Real estate sales ............................................           0.0      10.4
  Other invested assets purchases ..............................          (0.1)      0.0
  Proceeds from the sale of other invested assets ..............           0.0       0.0
  Mortgage loans issued ........................................          (4.3)    (23.4)
  Mortgage loan repayments .....................................           8.4       5.2
  Other, net ...................................................          20.1      (2.8)
                                                                      --------  --------
     NET CASH USED IN INVESTING ACTIVITIES .....................         (37.7)    (50.8)
                                                                      --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable............          (0.0)    (32.3)
                                                                      --------  --------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES ...............          (0.0)    (32.3)
                                                                      --------  --------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH INVESTMENTS .....          56.0     (18.9)
Cash and temporary cash investments at beginning of year .......         250.1      19.9
                                                                      --------  --------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF PERIOD .......      $  306.1  $    1.0
                                                                      ========  ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                        Common    Paid-in    Unassigned
                                                                         Stock    Capital      Deficit       Total
                                                                        -------   --------   ----------    --------
                                                                                      (In millions)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999 ..........................................   $   2.5   $  377.5   $    (49.2)   $  330.8
1999 Transactions:
  Capital contribution
  Net gain ..........................................................                               1.9         1.9
  Net unrealized capital gains and other adjustments ................                               0.3         0.3
  Other reserves and adjustments ....................................                              (4.2)       (4.2)
                                                                        -------   --------   ----------    --------
Balance at March 31, 1999 ...........................................   $   2.5   $  377.5   $    (51.2)   $  328.8
                                                                        =======   ========   ==========    ========
For the three months ended March 31,  2000 (unaudited)
Balance at January 1, 2000 ..........................................   $   2.5   $  572.4   $   (177.9)   $  397.0
2000 Transactions:
  Capital contribution ..............................................
  Net gain ..........................................................                              12.4        12.4
  Net unrealized capital gains and other adjustments ................                               1.1         1.1
  Provision for Litigation Reserve ..................................
  Other reserves and adjustments ....................................                              (0.1)       (0.1)
                                                                        -------   --------   ----------    --------
Balance at March 31, 2000 ...........................................   $   2.5   $  572.4   $   (164.5)   $  410.4
                                                                        =======   ========   ==========    ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                                       DECEMBER 31,
                                                                 -----------------------
                                                                     1999        1998
                                                                 -----------  ----------
                                                                      (IN MILLIONS)
ASSETS
Bonds--Note 6 ................................................   $   1,216.3  $  1,185.8
Preferred stocks .............................................          35.9        36.5
Common stocks ................................................           3.2         3.1
Investment in affiliates .....................................          80.7        81.7
Mortgage loans on real estate--Note 6 ........................         433.1       388.1
Real estate ..................................................          25.0        41.0
Policy loans .................................................         172.1       137.7
Cash items:
   Cash in banks .............................................          27.2        11.4
   Temporary cash investments ................................         222.9         8.5
                                                                 -----------  ----------
                                                                       250.1        19.9

Premiums due and deferred ....................................          29.9        32.7
Investment income due and accrued ............................          33.2        29.8
Other general account assets .................................          65.3        47.5
Assets held in separate accounts .............................       8,268.2     6,595.2
                                                                 -----------  ----------


       Total assets ..........................................   $  10,613.0  $  8,599.0
                                                                 ===========  ==========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
   Policy reserves ...........................................   $   1,866.6  $  1,652.0
   Federal income and other taxes payable--Note 1 ............          67.3        44.3
   Other general account obligations .........................         219.0       150.9
   Transfers from separate accounts, net .....................        (221.6)     (190.3)
   Asset valuation reserve--Note 1 ...........................          23.1        21.9
   Obligations related to separate accounts ..................       8,261.6     6,589.4
                                                                 -----------  ----------
       Total obligations .....................................      10,216.0     8,268.2

Stockholder's equity
   Common Stock, $50 par value; authorized 50,000 shares;
      issued and outstanding 50,000 shares ...................           2.5         2.5
   Paid-in capital ...........................................         572.4       377.5
   Unassigned deficit--Note 10 ...............................        (177.9)      (49.2)
                                                                 -----------  ----------
       Total stockholder's equity ............................         397.0       330.8
                                                                 -----------  ----------

   Total obligations and stockholder's equity ................   $  10,613.0  $  8,599.0
                                                                 ===========  ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                   YEAR ENDED DECEMBER 31,
                                                                      1999         1998
                                                                   ----------   ----------
                                                                       (IN MILLIONS)
INCOME
Premiums .......................................................   $    950.8      1,272.3
Net investment income--Note 3 ..................................        136.0        122.8
Other, net .....................................................        605.4        618.1
                                                                   ----------   ----------
                                                                      1,692.2      2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ....................        349.9        301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .............................        888.8      1,360.2
Expenses of providing service to policyholders and
   obtaining new insurance--Note 5 .............................        314.4        274.2
State and miscellaneous taxes ..................................         20.5         28.1
                                                                   ----------   ----------
                                                                      1,573.6      1,963.9
                                                                   ----------   ----------
   Gain from operations before federal income
     taxes and net realized capital losses .....................        118.6         49.3
Federal income taxes--Note 1 ...................................         42.9         33.1
                                                                   ----------   ----------
   Gain from operations before net realized capital losses .....         75.7         16.2
Net realized capital losses--Note 4 ............................         (1.7)        (0.6)
                                                                   ----------   ----------
            Net income .........................................         74.0         15.6

Unassigned deficit at beginning of year ........................        (49.2)       (58.3)
Net unrealized capital losses and other adjustments--Note 4.....         (3.8)        (6.0)
Other reserves and adjustments--Note 10 ........................       (198.9)        (0.5)
                                                                   ----------   ----------

            Unassigned deficit at end of year ..................   $   (177.9)  $    (49.2)
                                                                   ==========   ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                             YEAR ENDED DECEMBER 31,
                                                                             -----------------------
                                                                               1999           1998
                                                                             --------       --------
                                                                                  (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums ..................................................     $  958.5       $1,275.3
   Net investment income ...............................................        134.2          118.2
   Benefits to policyholders and beneficiaries .........................       (321.6)        (275.5)
Dividends paid to policyholders ........................................        (25.6)         (22.3)
Insurance expenses and taxes ...........................................       (344.8)        (296.9)
Net transfers to separate accounts .....................................       (705.3)        (874.4)
   Other, net ..........................................................        540.6          551.3
                                                                             --------       --------
          Net cash provided from operations ............................        236.0          475.7
                                                                             --------       --------

Cash flows used in investing activities:
   Bond purchases ......................................................       (240.7)        (618.8)
   Bond sales ..........................................................        108.3          340.7
   Bond maturities and scheduled redemptions ...........................         78.4          111.8
   Bond prepayments ....................................................         18.7           76.5
   Stock purchases .....................................................         (3.9)         (23.4)
   Proceeds from stock sales ...........................................          3.6            1.9
   Real estate purchases ...............................................         (2.2)          (4.2)
   Real estate sales ...................................................         17.8            2.1
   Other invested assets purchases .....................................         (4.5)           0.0
   Mortgage loans issued ...............................................        (70.7)        (145.5)
   Mortgage loan repayments ............................................         25.3           33.2
   Other, net ..........................................................        (68.9)        (435.2)
                                                                             --------       --------
          Net cash used in investing activities ........................       (138.8)        (660.9)
                                                                             --------       --------

Cash flows from financing activities:
   Capital contribution ................................................        194.9
   Net (decrease) increase in short-term note payable...................        (61.9)          61.9
                                                                             --------       --------
          Net cash provided from financing activities...................        133.0           61.9
                                                                             --------       --------

          Increase (decrease) in cash and temporary cash investments....        230.2         (123.3)

Cash and temporary cash investments at beginning of year ...............         19.9          143.2
                                                                             --------       --------
          Cash and temporary cash investments at end of year ...........     $  250.1       $   19.9
                                                                             ========       ========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

   John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

   The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

   The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

   The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

   The significant accounting practices of the Company are as follows:

Pending Statutory Standards

   During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

   Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

   Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

   General account investments are carried at amounts determined on the following bases:

   Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

   Investments in affiliates are included on the statutory equity method.

   Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

   The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

   Mortgage loans are carried at outstanding principal balance or amortized cost.

   Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

   Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

   Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

   The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

   The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

   The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

   Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

   Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

   The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

   The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

   Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

   Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

   Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

   From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

   Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

   On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                1999        1998
                                               -------     -------
                                                  (IN MILLIONS)

Total assets ...............................     570.7       587.8
Total liabilities ..........................     498.9       517.5
Total revenue ..............................      35.6        38.8
Net income .................................       3.5         3.8


3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                1999         1998
                                               -------     -------
                                                  (IN MILLIONS)

Investment expenses .........................  $   9.5     $   8.3
Interest expense ............................      1.7         2.4
Depreciation expense ........................      0.6         0.8
Investment taxes ............................      0.3         0.7
                                               -------     -------
                                               $  12.1     $  12.2
                                               =======     =======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                            1999      1998
                                                           ------    ------
                                                             (IN MILLIONS)

Net gains from asset sales ............................    $ (2.8)   $  7.6
Capital gains tax .....................................       0.2      (2.9)
Net capital gains transferred to IMR ..................       0.9      (5.3)
                                                           ------    ------
Net REALIZED CAPITAL LOSSES ...........................    $ (1.7)   $ (0.6)
                                                           ======    ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                            1999      1998
                                                           ------    ------
                                                             (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments ................................    $ (2.6)   $ (2.7)
Increase in asset valuation reserve ...................      (1.2)     (3.3)
                                                           ------    ------
Net unrealized capital losses and other adjustments....    $ (3.8)   $ (6.0)
                                                           ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)

5.   TRANSACTIONS WITH PARENT

     The Companys Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Companys operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Companys stockholders equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Companys net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Companys net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)

6.  INVESTMENTS

The statement value and fair value of bonds are shown below:


                                                                            GROSS UNREALIZED   GROSS UNREALIZED
                                                         STATEMENT VALUE          GAINS             LOSSES          FAIR VALUE
                                                         ---------------    ----------------   ----------------     ----------
                                                                                      (IN MILLIONS)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies ..............     $      5.9            $   0.0             $   0.1         $      5.8
Obligations of states and political subdivisions ....            2.2                0.1                 0.1                2.2
Debit securities issued by foreign governments ......           13.9                0.8                 0.1               14.6
Corporate securities ................................          964.9               13.0                59.4              918.5
Mortgage-backed securities ..........................          229.4                0.5                 7.8              222.1
                                                          ----------            -------             -------         ----------

Total bonds .........................................     $  1,216.3            $  14.4             $  67.5         $  1,163.2
                                                          ==========            =======             =======         ==========
December 31, 1998
U.S. Treasury securities and obligations of U.S.
government corporations and agencies ................     $      5.1            $   0.1             $   0.0         $      5.2
Obligations of states and political subdivisions ....            3.2                0.3                 0.0                3.5
Corporate securities ................................          925.2               50.4                15.0              960.6
Mortgage-backed securities ..........................          252.3               10.0                 0.1              262.2
                                                          ----------            -------             -------         ----------

Total bonds .........................................     $  1,185.8            $  60.8             $  15.1         $  1,231.5
                                                          ==========            =======             =======         ==========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                 STATEMENT        FAIR
                                                   VALUE         VALUE
                                                ----------    ----------
                                                     (IN MILLIONS)
Due in one year or less ....................    $     58.5    $     58.2
Due after one year through five years ......         286.8         282.0
Due after five years through ten years .....         425.4         405.6
Due after ten years ........................         216.2         195.3
                                                ----------    ----------
                                                     986.9         941.1

Mortgage-backed securities .................         229.4         222.1
                                                ----------    ----------

                                                $  1,216.3    $  1,163.2
                                                ==========    ==========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

     JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS(CONTINUED)


                                       STATEMENT              GEOGRAPHIC            STATEMENT
        PROPERTY TYPE                     VALUE              CONCENTRATION             VALUE
                                      (IN MILLIONS)                                (IN MILLIONS)
Apartments .......................       $112.1        East North Central              $ 71.3
Hotels ...........................         11.3        East South Central                 7.4
Industrial .......................         66.0        Middle Atlantic                   28.5
Office buildings..................         86.4        Mountain                          21.0
Retail............................         25.5        New England                       37.5
Agricultural......................         99.6        Pacific                          111.1
Other.............................         32.2        South Atlantic                    87.6
                                                       West North Central                16.6
                                                       West South Central                48.6
                                                       Other                              3.5
                                         ------                                       -------
                                         $433.1                                       $ 433.1
                                         ======                                       =======


     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
            NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS(CONTINUED)

7.   REINSURANCE

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The notional amounts, carrying values and estimated fail values of the Companys derivative instruments were as follows at December 31:

                                                                                   ASSETS (LIABILITIES)
                                           NUMBER OF CONTRACTS/    --------------------------------------------------
                                             NOTIONAL AMOUNTS               1999                      1998
                                                                   CARRYING                   CARRYING
                                          1999           1998       VALUE       FAIR VALUE      VALUE      FAIR VALUE
                                         ------         ------     --------     ----------    --------     ----------
                                                                      (IN MILLIONS)
Futures contracts to sell securities      362.0          947.0       $0.6         $0.6          $(0.5)      $ (0.5)
Interest rate swap agreements            $965.0         $365.0        ---         11.5            ---        (17.7)
Interest rate cap agreements              239.4           89.4        5.6          5.6            3.1          3.1
Currency rate swap agreements              15.8           15.8        ---         (1.6)           ---         (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Companys exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS AND BENIFICIARIES FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

     The Company annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                     DECEMBER 31, 1999     PERCENT
                                                                     -----------------     -------
                                                                              (IN MILLIONS)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment .......................................     $      3.8           0.1%
At book value less surrender charge ................................           40.5           1.5
At market value ....................................................        2,326.6          87.1
                                                                         ----------         -----
   Total with adjustment ...........................................        2,370.9          88.7

Subject to discretionary withdrawal
   at book value (without adjustment) ..............................          287.1          10.7
Not subject to discretionary withdrawal--general account ...........           15.4           0.6
                                                                         ----------         -----

Total annuity reserves and deposit liabilities .....................     $  2,673.4         100.0%
                                                                         ==========         =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)

10.  COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Companys share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Companys share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Companys total stockholders equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Companys financial instruments:

                                                                      DECEMBER 31,
                                                          1999                           1998
                                                 ----------------------         ----------------------
                                                 CARRYING         FAIR          CARRYING         FAIR
                                                  AMOUNT          VALUE          AMOUNT          VALUE
                                                 --------         -----         --------         -----
                                                                     (IN MILLIONS)
ASSETS
  Bonds--Note 6                                  $1,216.3      $1,163.2       $1,185.8       $1,231.5
  Preferred stocks--Note 6                           35.9          35.9           36.5           36.5
  Common stocks--Note 6                               3.2           3.2            3.1            3.1
  Mortgage loans on real estate--Note 6             433.1         421.7          388.1          401.3
  Policy loans--Note 1                              172.1         172.1          137.7          137.7
  Cash items--Note 1                                250.1         250.1           19.9           19.9

Derivatives assets (liabilities) relating
  to: --Note 8
  Futures contracts                                   0.6           0.6           (0.5)          (0.5)
  Interest rate swaps                                  --          11.5             --          (17.7)
  Currency rate swaps                                  --          (1.6)            --           (3.3)
  Interest rate caps                                  5.6           5.6            3.1            3.1

LIABILITIES
  Commitments--Note 10                                 --          19.4             --           32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  IMPACT OF YEAR 2000 (UNAUDITED)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology (IT) or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Companys ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancocks estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on managements best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancocks total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               FIRST QUARTER 2000

               JOHN HANCOCK VARIABLE LIFE ACCOUNT S STATEMENT OF
               ASSETS AND LIABILITIES (UNAUDITED) MARCH 31, 2000

                                                                                                         INTERNATIONAL
                                                                            LARGE CAP     SOVEREIGN        EQUITY        SMALL CAP
                                                                              GROWTH         BOND           INDEX         GROWTH
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------   ------------   ------------   ------------

ASSETS
Cash ....................................................................  $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................   138,526,150     34,068,646     35,829,658     39,276,504
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................        44,917        202,525         59,623             --
   M Fund Inc. ..........................................................            --             --             --             --
Total assets ............................................................   138,571,067     34,271,171     35,889,281     39,276,504
                                                                           ------------   ------------   ------------   ------------
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................         1,390            284            378            437
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................         1,390            284            378            437
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $138,569,677   $ 34,270,887   $ 35,888,903   $ 39,276,067
                                                                           ============   ============   ============   ============

                                                                          INTERNATIONAL     MID CAP       LARGE CAP        MONEY
                                                                             BALANCED        GROWTH         VALUE          MARKET
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------    ----------     ----------    ------------
ASSETS
Cash ....................................................................  $         --             --             --             --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................     4,253,445     76,843,249     30,278,966     69,664,696
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................        10,559             --         59,377         32,506
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------    -----------    -----------   ------------
Total assets ............................................................     4,264,004     76,843,249     30,338,343     69,697,202
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................            43            798            295          2,517
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................            43            798            295          2,517
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $  4,263,961   $ 76,842,451   $ 30,338,048   $ 69,694,685
                                                                           ============   ============   ============   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS
       STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED) MARCH
                                   31, 2000

                                                                        MID CAP       SMALL/MID CAP    REAL ESTATE       GROWTH &
                                                                         VALUE            GROWTH          EQUITY          INCOME
                                                                       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                       ----------      ------------     ----------      ----------
ASSETS
Cash ..............................................................    $         --    $         --    $         --    $         --
Investments in shares of portfolios of John Hancock Variable Series
   Trust I, at value ..............................................      21,554,510       9,607,284      10,188,124     212,753,886
Investments in shares of portfolios of M Fund Inc., at value ......              --              --              --              --
Receivable from:
   John Hancock Variable Series Trust I ...........................              --              --          94,477         199,984
   M Fund Inc. ....................................................              --              --              --              --
                                                                       ------------    ------------    ------------    ------------
Total assets ......................................................      21,554,510       9,607,284      10,282,601     212,953,870
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ...................              --
   M Fund Inc. ....................................................              --              --              --              --
Asset charges payable .............................................             240             109              98           2,577
                                                                       ------------    ------------    ------------    ------------
Total liabilities .................................................             240             109              98           2,577
                                                                       ------------    ------------    ------------    ------------
Net assets ........................................................    $ 21,554,270    $  9,607,175    $ 10,282,503    $212,951,293
                                                                       ============    ============    ============    ============
                                                                                       Short-Term       Small Cap     International
                                                                         Managed          Bond            Value       Opportunities
                                                                       Subaccount      Subaccount       Subaccount      Subaccount
                                                                       ----------      ----------       ----------     ------------
ASSETS
Cash ..............................................................    $         --     $       --      $       --      $       --
Investments in shares of portfolios of John Hancock Variable Series
   Trust I, at value ..............................................     128,065,080      14,256,150      21,734,702      37,871,091
Investments in shares of portfolios of M Fund Inc., at value ......              --              --              --              --
Receivable from:
   John Hancock Variable Series Trust I ...........................         315,897          74,555          26,141              --
   M Fund Inc. ....................................................              --              --              --              --
                                                                       ------------     -----------     -----------     -----------
Total assets ......................................................     128,380,977      14,330,705      21,760,843      37,871,091
                                                                       ============     ===========     ===========     ===========
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company
   M Fund Inc. ....................................................              --              --              --              --
Asset charges payable .............................................           1,930             114             249             419
                                                                       ------------    ------------    ------------    ------------
Total liabilities .................................................           1,930             114             249             419
                                                                       ------------    ------------    ------------    ------------
Net assets ........................................................    $128,379,047    $ 14,330,591    $ 21,760,594    $ 37,870,672
                                                                       ============    ============    ============    ============

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                 MARCH 31, 2000

                                                                                                           TURNER         BRANDES
                                                                               EQUITY         GLOBAL        CORE       INTERNATIONAL
                                                                               INDEX           BOND         GROWTH         EQUITY
                                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                            ------------   -----------   ------------   ------------
ASSETS
Cash ....................................................................  $        --     $       --    $       --    $        --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................   166,904,694      6,665,704     26,408,892     20,618,593
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................       148,551         24,942             --             --
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................   167,053,245      6,690,646     26,408,892     20,618,593
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................         1,756             84            252            177
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................         1,756             84            252            177
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $167,051,489   $  6,690,562   $ 26,408,640   $ 20,618,416
                                                                           ============   ============   ============   ============
                                                                               FRONTIER                    EMERGING
                                                                               CAPITAL       ENHANCED       MARKETS        GLOBAL
                                                                             APPRECIATION   U.S. EQUITY      EQUITY        EQUITY
                                                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                            -------------   -----------   ------------  ------------
ASSETS
Cash ....................................................................          $ --           $ --           $ --              $
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................    25,267,062      7,638,154      6,551,090      1,455,275
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................    25,267,062      7,638,154      6,551,090      1,455,275
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................           225             71             85             21
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................           225             71             85             21
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $ 25,266,837   $  7,638,083   $  6,551,005   $  1,455,254
                                                                           ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
          STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)(CONTINUED)
                                MARCH 31, 2000

                                                                                                                            HIGH
                                                                                                BOND        SMALL/MID       YIELD
                                                                                                INDEX       CAP CORE        BOND
                                                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                                             ----------    ----------    ----------
ASSETS
Cash ......................................................................................  $       --     $     --     $       --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value .....   5,742,766      941,401      3,455,998
Investments in shares of portfolios of M Fund Inc., at value ..............................          --           --             --
Receivable from:
   John Hancock Variable Series Trust I ...................................................      31,284           --         23,811
   M Fund Inc. ............................................................................          --           --             --
                                                                                             ----------     --------     ----------
Total assets ..............................................................................   5,774,050      941,401      3,479,809
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company ...........................................          --           --             --
   M Fund Inc. ............................................................................          --           --             --
Asset charges payable .....................................................................          73           11             40
                                                                                             ----------     --------     ----------
Total liabilities .........................................................................          73           11             40
                                                                                             ----------     --------     ----------
Net assets ................................................................................  $5,773,977     $941,390     $3,479,769
                                                                                             ==========     ========     ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                     STATEMENTS OF OPERATIONS (UNAUDITED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                     LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                  --------------------------------         ---------------------------------
                                                   2000         1999         1998           2000          1999         1998
                                                  ------       -------      -------        ------        ------        ------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ....... $    100,009  $ 17,558,034 $  6,312,073   $  450,283  $  2,851,613  $  2,190,901
   M Fund Inc. ................................           --            --           --           --            --            --
                                                ------------  ------------ ------------   ----------   -----------  ------------
Total investment income .......................      100,009    17,558,034    6,312,073      450,283     2,851,613     2,190,901
Expenses:
   Mortality and expense risks ................      109,487       324,595      168,652       27,938       126,407        93,556
                                                ------------  ------------ ------------   ----------   -----------  ------------
Net investment income (loss) ..................       (9,478)   17,233,439    6,143,421      422,345     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ................    1,487,863     5,003,007    1,750,881     (796,838)   (1,391,910)      185,230
   Net unrealized appreciation (depreciation)
     during the period ........................    8,093,756    (2,053,672    8,041,022      921,253    (1,837,190)     (378,058)
                                                ------------  ------------ ------------   ----------   -----------  ------------
Net realized and unrealized gain (loss) on
   investments ................................    9,581,619     2,949,335    9,791,903      124,415    (3,229,100)     (192,828)
                                                ------------  ------------ ------------   ----------   -----------  ------------
Net increase (decrease) in net assets resulting
   from operations ............................ $  9,572,141  $ 20,182,774 $ 15,935,324   $  546,760   $  (503,894) $  1,904,517
                                                ============  ============ ============   ==========    ==========  ============

                                                 INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                                ---------------------------------------    -----------------------------------
                                                     2000         1999         1998           2000        1999          1998
                                                 ------------   -----------  -----------    ----------  -----------   --------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ....... $     83,362  $    936,475 $  1,930,710   $       --  $  3,697,955   $        --
   M Fund Inc. ................................           --            --           --           --            --            --
                                                ------------  ------------ ------------   ----------  ------------   -----------
Total investment income .......................       83,362       936,475    1,930,710           --     3,697,955            --
Expenses:
   Mortality and expense risks ................       32,246        81,058       45,651       39,242        60,221        22,593
                                                ------------  ------------ ------------   ----------  ------------   -----------
Net investment income (loss) ..................       51,116       855,417    1,885,059      (39,242)    3,637,734       (22,593)
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .........................      703,499       753,750      152,030    2,556,750     2,548,944        58,729
   Net unrealized appreciation (depreciation)
     during the period ........................     (708,302)    4,871,167       78,480    2,295,972     3,920,455     1,070,805
                                                ------------  ------------ ------------   ----------  ------------   -----------
Net realized and unrealized gain (loss) on
   investments ................................       (4,803)    5,624,917      230,510    4,852,722     6,469,399     1,129,534
                                                ------------  ------------ ------------   ----------  ------------   -----------
Net increase in net assets resulting from
   operations ................................. $     46,313  $  6,480,334 $  2,115,569  $ 4,813,480  $ 10,107,133   $ 1,106,941
                                                ============  ============ ============  ===========  =============  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF OPERATIONS (UNAUDITED)(CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                          INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                                                         ------------------------------------    -------------------------------
                                                           2000          1999          1998        2000       1999        1998
                                                         ---------    ----------   ----------    --------   ---------   --------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............     $    27,773  $   372,766  $   185,760   $      --  $ 6,491,783 $ 1,114,374
   M Fund Inc. .....................................              --           --           --          --           --          --
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Total investment income ............................          27,773      372,766      185,760          --    6,491,783   1,114,374
Expenses:
   Mortality and expense risks .....................           3,846       13,792        9,687      76,226      102,248      26,123
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net investment income (loss) .......................          23,927      358,974      176,073     (76,226)   6,389,535   1,088,251
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................         (39,660)      15,640       24,206   1,185,070    5,188,018     599,619
   Net unrealized appreciation (depreciation)
     during the period .............................        (121,758)    (173,912)     147,461    (706,164)  15,078,681   1,184,263
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net realized and unrealized gain (loss)
   on investments ..................................        (161,418)    (158,272)     171,667     478,906   20,266,699   1,783,882
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net increase (decrease) in net assets resulting from
   operations ......................................     $  (137,491) $   200,702  $   347,740 $   402,680  $26,656,234 $ 2,872,133
                                                         ===========  ===========  =========== ===========  =========== ===========

                                                              LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                                                         ------------------------------------  ---------------------------------
                                                             2000        1999         1998        2000        1999         1998
                                                        ------------  -----------  ----------  ----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............     $   168,440  $ 1,809,072  $   797,874   $ 943,328  $ 3,279,928 $ 1,854,829
   M Fund Inc. .....................................              --           --           --          --           --          --
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Total investment income ............................         168,440    1,809,072      797,874     943,328    3,279,928   1,854,829
Expenses:
   Mortality and expense risks .....................          23,961       88,877       41,415      74,486      291,398     167,813
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net investment income ..............................         144,479    1,720,195      756,459     868,842    2,988,530   1,687,016
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................        (117,101)     705,454      330,827          --           --          --
   Net unrealized appreciation (depreciation)
     during the period .............................        (612,964)  (2,181,112)     145,355          --           --          --
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net realized and unrealized gain (loss)
   on investments ..................................        (730,065)  (1,475,658)     476,182          --           --          --
                                                         -----------  -----------  -----------   ---------  ----------- -----------
Net increase (decrease) in net assets resulting from
   operations ......................................     $  (585,586) $   244,537  $ 1,232,641   $ 868,842  $ 2,988,530 $ 1,687,016
                                                         ===========  ===========  ===========   =========  =========== ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE ACCOUNT S STATEMENTS
                     OF OPERATIONS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                            MID CAP VALUE SUBACCOUNT           SMALL/MID CAP GROWTH SUBACCOUNT
                                                     ------------------------------------   ------------------------------------
                                                         2000         1999         1998        2000         1999         1998
                                                     -----------  -----------  ----------   ----------   -----------   ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............ $        --  $   110,190  $   120,469  $        --  $ 1,421,656  $   142,469
   M Fund Inc. .....................................          --           --           --           --           --           --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Total investment income ............................          --      110,190      120,469           --    1,421,656      142,469
Expenses:
   Mortality and expense risks .....................      19,514       68,611       45,020        9,470       32,995       34,432
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net investment income ..............................     (19,514)      41,579       75,449       (9,470)   1,388,661      108,037
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................     402,063     (860,332)    (538,516)    (289,736)      13,375      232,246
   Net unrealized appreciation (depreciation)
     during the period .............................   1,245,582    1,757,919     (830,390)     892,135   (1,001,208)     236,333
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments .....................................   1,647,645      897,587   (1,368,906)     602,399     (987,833)     468,579
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
   operations ...................................... $ 1,628,131  $   939,166  $(1,293,457) $   592,929  $   400,828  $   576,616
                                                     ===========  ===========  ===========  ===========  ===========  ===========

                                                         REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                                                     -------------------------------------  ------------------------------------
                                                        2000         1999          1998         2000        1999         1998
                                                     ----------   ----------   -----------  -----------  -----------  ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............ $   205,861  $   544,845  $   305,783  $   512,693  $23,565,679  $ 9,266,175
   M Fund Inc. .....................................          --           --           --           --           --           --
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Total investment income ............................     205,861      544,845      305,783      512,693   23,565,679    9,266,175
Expenses:
   Mortality and expense risks .....................       8,329       29,468       22,716      222,841      715,377      290,361
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net investment income ..............................     197,532      515,377      283,067      289,852   22,850,302    8,975,814
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................    (213,163)    (735,504)    (454,979)     563,798    6,207,253    2,061,212
   Net unrealized appreciation (depreciation)
     during the period .............................     349,789       80,925     (698,676)   2,749,417   (5,814,839)   7,759,307
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments .....................................     136,626     (654,579)  (1,153,655)   3,313,215      392,414    9,820,519
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations ...................................... $   334,158  $  (139,202) $  (870,588) $ 3,603,067  $23,242,716  $18,796,333
                                                     ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,


                                                                  MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                                                       -------------------------------------  -------------------------------------
                                                           2000        1999         1998         2000         1999         1998
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............   $   979,108  $11,251,980  $ 3,606,186  $   213,418  $   957,614  $   977,164
   M Fund Inc. .....................................            --           --           --           --           --           --
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Total investment income ............................       979,108   11,251,980    3,606,186      213,418      957,614      977,164
Expenses:
   Mortality and expense risks .....................       168,685      495,544      121,905        9,907       50,128       50,947
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net investment income ..............................       810,423   10,756,436    3,484,281      203,511      907,486      926,217
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................       (51,990)   2,233,258      278,186     (112,846)    (441,667)      24,740
   Net unrealized appreciation (depreciation)
     during the period .............................     1,363,763   (6,419,069    1,791,231       68,551      (85,754)    (136,999)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments .....................................     1,311,773   (4,185,811    2,069,417      (44,295)    (527,421)    (112,259)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
   operations ......................................   $ 2,122,196  $ 6,570,625  $ 5,553,698  $   159,216  $   380,065  $   813,958
                                                       ===========  ===========  ===========  ===========  ===========  ===========

                                                                                                  INTERNATIONAL OPPORTUNITIES
                                                            SMALL CAP VALUE SUBACCOUNT                     SUBACCOUNT
                                                       -------------------------------------  -------------------------------------
                                                           2000        1999         1998         2000         1999         1998
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............   $    93,270  $   409,324  $    47,350  $        --  $ 2,096,195  $   103,399
   M Fund Inc. .....................................            --           --           --           --           --           --
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Total investment income ............................        93,270      409,324       47,350           --    2,096,195      103,399
Expenses:
   Mortality and expense risks .....................        20,424       64,613       33,335       34,751       90,191       50,003
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss) .......................        72,486      344,711       14,015      (34,751)   2,006,004       53,396
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................        54,419     (979,002)      (9,919)   1,363,359    1,907,809      191,495
   Net unrealized appreciation (depreciation)
     during the period .............................       (47,196)     325,684     (523,693)  (1,275,014)   3,818,953    1,108,416
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments .....................................         7,223     (653,318)    (533,612)      88,345    5,726,762    1,299,911
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations ......................................   $    79,709  $  (308,607) $  (519,597) $    53,594  $ 7,732,766  $ 1,353,307
                                                       ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                                EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                                                         ------------------------------------ -------------------------------------
                                                             2000        1999        1998        2000         1999         1998
                                                         -----------  ----------- ----------- -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ...............  $   459,796  $ 5,839,023 $ 1,337,750 $    26,843  $   460,088  $   303,545
   M Fund Inc. ........................................           --           --          --          --           --           --
                                                         -----------  ----------- ----------- -----------  -----------  -----------
Total investment income ...............................      459,796    5,839,023   1,337,750      26,843      460,088      303,545
Expenses:
   Mortality and expense risks ........................      144,695      335,573     126,021       8,730       35,321       19,894
                                                         -----------  ----------- ----------- -----------  -----------  -----------
Net investment income .................................      315,101    5,503,450   1,211,729      18,113      424,767      283,651
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ........................    1,407,391    7,681,081     691,270    (240,729)    (204,675)      81,659
   Net unrealized appreciation (depreciation) during
     the period .......................................    2,436,887    4,678,509   6,098,919     363,167     (433,526)      43,608
                                                         -----------  ----------- ----------- -----------  -----------  -----------
Net realized and unrealized gain (loss)
   on investments .....................................    3,844,278   12,359,590   6,790,189     122,438     (638,201)     125,267
                                                         -----------  ----------- ----------- -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations .........................................  $ 4,159,379  $17,863,040 $ 8,001,918 $   140,551  $  (213,434) $   408,918
                                                         ===========  =========== =========== ===========  ===========  ===========

                                                                                                     BRANDES INTERNATIONAL
                                                            TURNER CORE GROWTH SUBACCOUNT              EQUITY SUBACCOUNT
                                                         ------------------------------------    ----------------------------------
                                                             2000        1999        1998          2000       1999         1998
                                                         -----------  ----------- -----------    --------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ...............  $        --  $ 1,349,358 $        --    $     --  $   549,978  $        --
   M Fund Inc. ........................................           --           --      84,940          --           --      358,080
                                                         -----------  ----------- -----------    --------  -----------  -----------
Total investment income ...............................           --    1,349,358      84,940          --      549,978      358,080
Expenses:
   Mortality and expense risks ........................       22,143       33,920       7,737      14,102       34,297       14,434
                                                         -----------  ----------- -----------    --------  -----------  -----------
Net investment income (loss) ..........................      (22,143)   1,315,438      77,203     (14,102)     515,681      343,646
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .................................      868,800    1,038,462     156,278      52,962      507,727       89,337
   Net unrealized appreciation (depreciation) during
     the period .......................................    1,770,438    1,626,646     562,620    (506,321)   3,486,097       91,915
                                                         -----------  ----------- -----------    --------  -----------  -----------
Net realized and unrealized gain (loss)
   on investments .....................................    2,639,238    2,665,108     718,898    (453,359)   3,993,824      181,252
                                                         -----------  ----------- -----------    --------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations .........................................  $ 2,617,095  $ 3,980,546 $   796,101    (467,461) $ 4,509,505  $   524,898
                                                         ===========  =========== ===========    ========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                                FRONTIER CAPITAL APPRECIATION           ENHANCED U.S. EQUITY
                                                                          SUBACCOUNT                         SUBACCOUNT
                                                              ---------------------------------  ---------------------------------
                                                                 2000        1999       1998        2000        1999      1998
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ...................   $       --  $  487,465 $       --  $       --  $  532,067 $       --
   M Fund Inc. ............................................           --          --     34,738          --          --     72,302
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Total investment income ...................................           --     487,465     34,738          --     532,067     72,302
Expenses:
   Mortality and expense risks ............................       17,350      37,471     24,841       5,830      13,930      4,069
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net investment income (loss) ..............................      (17,350)    449,994      9,897       5,830     518,137     68,233
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ............................      466,929     624,068   (445,752)     55,792     264,436     87,723
   Net unrealized appreciation during the period ..........    2,840,905   3,431,408    432,064      31,920     151,562     89,677
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net realized and unrealized gain (loss) on investments ....    3,307,834   4,055,476    (13,688)     87,712     415,998    177,400
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net increase (decrease) in net assets resulting from
   operations .............................................   $3,290,484  $4,505,470 $   (3,791) $   81,882  $  934,135 $  245,633
                                                              ==========  ========== ==========  ==========  ========== ==========

                                                                          EMERGING
                                                                       MARKETS EQUITY                     GLOBAL/EQUITY
                                                                         SUBACCOUNT                         SUBACCOUNT
                                                              ---------------------------------  ---------------------------------
                                                                 2000        1999      1998*        2000       1999       1998*
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ...................   $       --  $  137,724 $      522  $       --  $    6,063 $      491
   M Fund Inc. ............................................           --          --         --          --          --         --
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Total investment income ...................................           --     137,724        522          --       6,063        491
Expenses:
   Mortality and expense risks ............................        6,661       5,465        387       1,101       1,859        339
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net investment income (loss) ..............................       (6,661)    132,259        135      (1,101)      4,204        152
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ............................      841,365     663,998    (45,975)     27,715      82,873    (21,835)
   Net unrealized appreciation (depreciation) during the
     period ...............................................     (423,198     432,248      2,289       2,640      47,295      4,812
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net realized and unrealized gain (loss) on investments ....      418,167   1,096,246    (43,686)     30,355     130,168    (17,023)
                                                              ----------  ---------- ----------  ----------  ---------- ----------
Net increase (decrease) in net assets resulting from
   operations .............................................   $  411,506  $1,228,505 $  (43,551) $   29,254  $  134,372 $  (16,871)
                                                              ==========  ========== ==========  ==========  ========== ==========

----------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                                                                            SMALL/MID
                                                                          BOND INDEX                         CAP CORE
                                                                          SUBACCOUNT                        SUBACCOUNT
                                                                -------------------------------   ---------------------------------
                                                                  2000       1999        1998*       2000       1999         1998*
                                                                --------   ---------   --------   ---------   ---------    --------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ....................... $ 98,655   $ 140,772   $ 23,842   $     124   $  54,784    $     --
   M Fund Inc. ................................................       --          --         --          --          --          --
                                                                --------   ---------   --------   ---------   ---------    --------
Total investment income .......................................   98,655     140,772     23,842         124      54,784          --
Expenses:
   Mortality and expense risks ................................    6,322      10,636        937       1,222       2,073         535
                                                                --------   ---------   --------   ---------   ---------    --------
Net investment income (loss) ..................................   92,333     130,136     22,905      (1,098)     52,711        (535)

Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ................................   (5,117)   (104,174)     1,002     106,765      65,733     (25,196)
   Net unrealized appreciation (depreciation) during
     the period ...............................................   48,121     (78,192)   (10,217)    (19,659)    (10,735)     18,718
                                                                --------   ---------   --------   ---------   ---------    --------
Net realized and unrealized gain (loss) on investments ........   43,004    (182,366)    (9,215)     87,106      54,998      (6,478)
                                                                --------   ---------   --------   ---------   ---------    --------
Net increase (decrease) in net assets resulting
   from operations ............................................ $135,337   $ (52,230)  $ 13,690   $  86,008   $ 107,709    $ (7,013)
                                                                ========   =========   ========   =========   =========    ========

                                                                                                            HIGH YIELD
                                                                                                               BOND
                                                                                                            SUBACCOUNT
                                                                                                    2000        1999        1998*
                                                                                                  ---------   ---------   ---------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ...................................................       $  85,793   $ 352,641   $  88,721
   M Fund Inc. ............................................................................              --          --          --
                                                                                                  ---------   ---------   ---------
Total investment income ...................................................................          85,793     352,641      88,721
Expenses:
   Mortality and expense risks ............................................................           3,851      12,206       1,962
                                                                                                  ---------   ---------   ---------
Net investment income .....................................................................          81,942     340,435      86,759
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses) ............................................................         (16,585)     42,365      64,824
   Net unrealized appreciation (depreciation) during the period ...........................        (189,115)   (139,659)    149,416
                                                                                                  ---------   ---------   ---------
Net realized and unrealized gain (loss) on investments ....................................        (205,700)    (97,294)    214,240
                                                                                                  ---------   ---------   ---------
Net increase (decrease) in net assets resulting from operations ...........................       $(123,758)  $ 243,141   $ 300,999
                                                                                                  =========   =========   =========

----------------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                  LARGE CAP GROWTH SUBACCOUNT                  SOVEREIGN BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999           1998
                                          -----------    -------------  -----------    -----------    ------------   ------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ......    $     (9,478)  $ 17,233,439   $  6,143,421   $    422,895   $  2,725,206   $  2,097,345
   Net realized gains (losses) .......       1,487,863      5,003,007      1,750,881       (796,838)    (1,391,910)       185,230
   Net unrealized appreciation
     (depreciation) during the
     period ..........................       8,093,756     (2,053,672)     8,041,022        921,253     (1,837,190)      (378,058)
                                          ------------    -----------    -----------    -----------    -----------    ------------
Net increase (decrease) in net assets
   resulting from operations .........       9,572,141     20,182,774     15,935,324        547,310       (503,894)     1,904,517
From policyholder transactions:
   Net premiums from
     policyholders ...................      26,306,668     75,667,981     29,859,648     11,781,689     74,595,720     38,567,292
   Net benefits to policyholders .....     (12,830,683)   (45,347,424)   (13,281,028)   (16,379,586)   (68,312,320)   (27,391,317)
                                          ------------    -----------    -----------    -----------    -----------    ------------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions ......................      13,475,985     30,320,557     16,578,620     (4,597,897)     6,283,400     11,175,975
Net increase (decrease) in net
   assets ............................      23,048,126     50,503,331     32,513,944     (4,050,587)     5,779,506     13,080,492
Net assets at beginning of period ....     115,521,551     65,018,220     32,504,276     38,321,474     32,541,967     19,461,475
                                          ------------    -----------    -----------    -----------    -----------    ------------
Net assets at end of period ..........    $138,569,677   $115,521,551   $ 65,018,220   $ 34,270,887   $ 38,321,473   $ 32,541,967
                                          ============   ============   ============   ============   ============   ============

                                               INTERNATIONAL EQUITY INDEX SUBACCOUNT            SMALL CAP GROWTH SUBACCOUNT
                                         --------------------------------------------   ------------------------------------------

                                              2000            1999          1998            2000          1999           1998
                                         -------------   ------------   -------------   -----------   ------------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ......    $     51,116   $    855,417   $  1,885,059   $    (39,242)  $  3,637,734   $    (22,593)
   Net realized gains ................         703,499        753,750        152,030      2,556,750      2,548,944         58,729
   Net unrealized appreciation
     (depreciation) during the
     period ..........................        (708,302)     4,871,167         78,480      2,295,972      3,920,455      1,070,805
                                          ------------   ------------   ------------   ------------    -----------   ------------
Net increase in net assets resulting
   from operations ...................          46,313      6,480,334      2,115,569      4,813,480     10,107,133      1,106,941
From policyholder transactions:
   Net premiums from
     policyholders ...................      13,045,026     53,332,374     10,034,119     30,086,736     52,637,861     12,088,047
   Net benefits to policyholders .....     (10,401,110)   (39,209,664)    (8,344,107)   (26,646,977)   (40,800,272)    (6,621,834)
                                          ------------   ------------   ------------   ------------    -----------   ------------
Net increase in net assets resulting
   from policyholder transactions ....       2,643,916     14,122,710      1,690,012      3,493,759     11,837,589      5,466,213
                                          ------------   ------------   ------------   ------------    -----------   ------------
Net increase in net assets ...........       2,690,229     20,603,044      3,805,581      8,253,239     21,944,722      6,573,154
Net assets at beginning of period ....      33,198,674     12,595,630      8,790,049     31,022,828      9,078,106      2,504,952
                                          ------------   ------------   ------------   ------------    -----------   ------------
Net assets at end of period ..........    $ 35,888,903   $ 33,198,674   $ 12,595,630   $ 39,276,067   $ 31,022,828   $  9,078,106
                                          ============   ============   ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       Years And Periods Ended March 31,

                                              INTERNATIONAL BALANCED SUBACCOUNT                 MID CAP GROWTH SUBACCOUNT
                                          -----------------------------------------   ---------------------------------------------
                                               2000          1999          1998           2000            1999             1998
                                         -------------  -------------  ------------   -------------  --------------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ........ $     23,927   $    358,974   $    176,073   $     (76,226)  $   6,389,535   $   1,088,251
   Net realized gains (losses) .........      (39,660)        15,640         24,206       1,185,070       5,188,018         599,619
   Net unrealized appreciation
     (depreciation) during
     the period ........................     (121,758)      (173,912)       147,461        (706,164)     15,078,681       1,184,263
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ...........     (137,491)       200,702        347,740         402,680      26,656,234       2,872,133
From policyholder transactions:
   Net premiums from policyholders .....      845,554      6,295,052      3,163,316      26,745,210      65,183,285      11,323,614
   Net benefits to policyholders .......   (1,035,960)    (5,007,225)    (1,882,974)    (13,805,055)    (41,018,347)     (5,132,055)
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions ........................     (190,406)     1,287,827      1,280,342      12,940,155      24,164,938       6,191,559
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets ..     (327,897)     1,488,529      1,628,082      13,342,835      50,821,172       9,063,692
Net assets at beginning of period ......    4,591,858      3,103,327      1,475,245      63,499,616      12,678,444       3,614,752
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net assets at end of period ............ $  4,263,961   $  4,591,856   $  3,103,327   $  76,842,451   $  63,499,616   $  12,678,444
                                         ============   ============   ============   =============   =============   =============

                                                  LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                         ------------------------------------------   ---------------------------------------------
                                              2000          1999          1998             2000            1999            1998
                                         ------------   ------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income ............... $    144,479   $  1,720,195   $    756,459   $     868,842   $   2,988,530   $   1,687,016
   Net realized gains (losses) .........     (117,101)       705,454        330,827              --              --              --
   Net unrealized appreciation
     (depreciation) during
     the period ........................     (612,964)    (2,181,112)       145,355              --              --              --
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ...........     (585,586)       244,537      1,232,641         868,842       2,988,530       1,687,016
From policyholder transactions:
   Net premiums from policyholders .....    9,161,994     37,432,039     15,144,316     217,361,930     890,376,545     340,377,358
   Net benefits to policyholders .......   (5,345,277)   (27,199,179)    (4,937,583)   (209,542,856)   (918,869,964    (269,723,839)
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions ........................    3,816,717     10,232,860     10,206,733       7,819,074     (28,493,419)     70,653,519
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets ..    3,231,131     10,477,397     11,439,374       8,687,916     (25,504,889)     72,340,535
Net assets at beginning of period ......   27,106,917     16,629,520      5,190,146      61,006,769      86,511,658      14,171,123
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net assets at end of period ............ $ 30,338,048   $ 27,106,917   $ 16,629,520   $  69,694,685   $  61,006,769   $  86,511,658
                                         ============   ============   ============   =============   =============   =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
         STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,



                                                     MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                           -----------------------------------------     ------------------------------------------
                                                2000            1999         1998            2000           1999           1998
                                           ------------   ------------   -----------    -------------   ------------    ------------

Increase (decrease) in net assets from
   operations:
   Net investment income (loss) .........  $    (19,514)  $     41,579   $     75,449   $     (9,470)  $   1,388,661   $    108,037
   Net realized gains (losses) ..........       402,063       (860,332)      (538,516)      (289,736)         13,375        232,246
   Net unrealized appreciation
     (depreciation) during
     the period .........................     1,245,582      1,757,919       (830,390)       892,135      (1,001,208)       236,333
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
   resulting from operations ............     1,628,131        939,166     (1,293,457)       592,929         400,828        576,616
From policyholder transactions:
   Net premiums from policyholders ......     6,813,614     32,024,751     18,837,112      1,722,182      11,809,133      4,563,154
   Net benefits to policyholders ........    (6,026,008)   (29,579,995)    (7,855,945)    (2,633,767)     (9,775,543)    (6,481,542)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions .........................       787,606      2,444,756     10,981,167       (911,585)      2,033,590     (1,918,388)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets ...     2,415,737      3,383,922      9,687,710       (318,656)      2,434,418     (1,341,772)

Net assets at beginning of period .......    19,138,533     15,754,611      6,066,901      9,925,831       7,491,413      8,833,185
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net assets at end of period .............  $ 21,554,270   $ 19,138,533   $ 15,754,611   $  9,607,175   $   9,925,831   $  7,491,413
                                           ============   ============   ============   ============   =============   ============

                                                  REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                           ------------------------------------------   -------------------------------------------
                                                2000          1999           1998           2000          1999             1998
                                           ------------   ------------   ------------   ------------   -------------   ------------
Increase (decrease) in net assets from
   operations:
   Net investment income ................  $    197,532   $    515,377   $    283,067   $    289,852   $  22,850,302   $  8,975,814
   Net realized gains (losses) ..........      (213,163)      (735,504)      (454,979)       563,798       6,207,253      2,061,212
   Net unrealized appreciation
     (depreciation) during
     the period .........................       349,789         80,925       (698,676)     2,749,417      (5,814,839)     7,759,307
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
   resulting from operations ............       334,158       (139,202)      (870,588)     3,603,067      23,242,716     18,796,333
From policyholder transactions:
   Net premiums from policyholders ......     5,164,186     22,699,314      6,964,604     20,391,023     196,639,863     60,975,616
   Net benefits to policyholders ........    (4,454,487)   (18,093,640)    (5,513,221)   (20,568,695)   (106,763,955)   (31,360,866)
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase in net assets resulting from
   policyholder transactions ............       709,699      4,605,674      1,451,383       (177,672)     89,875,908     29,614,750
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets ...     1,043,857      4,466,472        580,795      3,425,395     113,118,624     48,411,083
Net assets at beginning of period .......     9,238,646      4,772,174      4,191,379    209,525,898      96,407,275     47,996,192
                                           ------------   ------------   ------------   ------------   -------------   ------------
Net assets at end of period .............  $ 10,282,503   $  9,238,646   $  4,772,174   $212,951,293   $ 209,525,899   $ 96,407,275
                                           ============   ============   ============   ============   =============   ============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,


                                                       MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------   ------------------------------------------
                                                 2000           1999        1998             2000          1999         1998
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
   operations:
   Net investment income .................. $    810,423   $ 10,756,436   $  3,484,281   $    203,511   $    907,486   $    926,217
   Net realized gains (losses) ............      (51,990)     2,233,258        278,186       (112,846)      (441,667)        24,740
   Net unrealized appreciation
     (depreciation) during the period .....    1,363,763     (6,419,069)     1,791,231         68,551        (85,754)      (136,999)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
   operations .............................    2,122,196      6,570,625      5,553,698        159,216        380,065        813,958
From policyholder transactions:
   Net premiums from policyholders ........    5,409,063    113,292,872     21,019,273      7,974,976     41,259,110     27,490,588
   Net benefits to policyholders ..........   (4,863,022)   (34,219,380)    (8,281,600)    (5,532,589)   (49,156,693)   (21,534,195)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions ...........................      546,041     79,073,492     12,737,673      2,442,387     (7,897,583)     5,956,393
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets .....    2,668,237     85,644,117     18,291,371      2,601,603     (7,517,518)     6,770,351
Net assets at beginning of period .........  125,710,810     40,066,692     21,775,321     11,728,988     19,246,506     12,476,155
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ............... $128,379,047   $125,710,809   $ 40,066,692   $ 14,330,591   $ 11,728,988   $ 19,246,506
                                            ============   ============   ============   ============   ============   ============

                                                 SMALL CAP VALUE SUBACCOUNT               INTERNATIONAL OPERATIONS SUBACCOUNT
                                            ------------------------------------------   ------------------------------------------
                                                 2000          1999           1998           2000          1999            1998
                                            ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ........... $     72,846   $    344,711   $     14,015   $    (34,751)  $  2,006,004   $     53,396
   Net realized gains (losses) ............       54,419       (979,002)        (9,919)     1,363,359      1,907,809        191,495
   Net unrealized appreciation
     (depreciation) during
     the period ...........................      (47,196)       325,684       (523,693)    (1,275,014)     3,818,953      1,108,416
                                            ------------   ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in net assets
   resulting from operations ..............       80,069       (308,607)      (519,597)        53,594      7,732,766      1,353,307
From policyholder transactions:
   Net premiums from policyholders ........    6,820,059     39,172,672     11,420,833     19,896,505     43,216,216     23,844,756
   Net benefits to policyholders ..........   (3,922,931)   (30,591,417)    (4,363,378)   (13,614,477)   (38,372,463)   (12,275,087)
                                            ------------   ------------   ------------   ------------   ------------   ------------

Net increase in net assets resulting from
   policyholder transactions ..............    2,897,128      8,581,255      7,057,455      6,282,028      4,843,753     11,569,669
Net increase in net assets ................    2,977,197      8,272,648      6,537,858      6,335,622     12,576,519     12,922,976
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at beginning of period .........   18,783,397     10,510,748      3,972,890     31,535,050     18,958,530      6,035,554
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ............... $ 21,760,594   $ 18,783,396   $ 10,510,748   $ 37,870,672   $ 31,535,049   $ 18,958,530
                                            ============   ============   ============   ============   =============  ============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,


                                                     EQUITY INDEX SUBACCOUNT                         GLOBAL BOND SUBACCOUNT
                                            -------------------------------------------   -----------------------------------------
                                                 2000          1999            1998          2000            1999         1998
                                            ------------   -------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income .................  $    315,101   $   5,503,450   $  1,211,729   $     18,113   $    424,767   $   283,651
   Net realized gains (losses) ...........     1,407,391       7,681,081        691,270       (240,729)      (204,675)       81,659
   Net unrealized appreciation
     (depreciation) during the period ....     2,436,887       4,678,509      6,098,919        363,167       (433,526)       43,608
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
   resulting from operations .............     4,159,379      17,863,040      8,001,918        140,551       (213,434)      408,918
From policyholder transactions:
   Net premiums from policyholders .......    30,486,120     225,994,914     60,690,933      2,169,780     11,387,398     9,258,713
   Net benefits to policyholders .........   (17,507,140)   (147,909,470)   (31,166,123)    (4,458,286)   (10,615,019)   (3,008,341)
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions ..........................    12,978,980      78,085,444     29,524,810     (2,288,506)       772,379     6,250,372
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets ....    17,138,359      95,948,484     37,526,728     (2,147,955)       558,945     6,659,290
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net assets at beginning of period ........   149,913,130      53,964,647     16,437,919      8,838,517      8,279,571     1,620,281
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net assets at end of period ..............  $167,051,489   $  49,913,131   $ 53,964,647   $  6,690,562   $  8,838,516   $ 8,279,571
                                            =============  =============   ============   ============   ============   ===========

                                                TURNER CORE GROWTH SUBACCOUNT             BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            -------------------------------------------   -----------------------------------------
                                                   2000          1999          1998           2000           1999          1998
                                            ------------   -------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ..........       (22,143)  $   1,315,438   $     77,203        (14,102)  $    515,681   $   343,646
   Net realized gains ....................       868,800       1,038,462        156,278         52,962        507,727        89,337
   Net unrealized appreciation
     (depreciation) during the period ....     1,770,438       1,626,646        562,620       (506,321)     3,486,097        91,915
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
   resulting from operations .............     2,617,095       3,980,546        796,101       (467,461)     4,509,505       524,898
From policyholder transactions:
   Net premiums from policyholders .......     7,163,231      23,098,524      4,779,974      5,406,790     12,134,533     5,520,633
   Net benefits to policyholders .........    (6,042,692)     (9,308,254)    (1,690,860)    (1,736,210)    (5,569,496)   (2,041,375)
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase in net assets resulting from
   policyholder transactions .............     1,120,539      13,790,270      3,089,114      3,670,580      6,565,037     3,479,258
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net increase in net assets ...............     3,737,634      17,770,816      3,885,215      3,203,119     11,074,542     4,004,156
Net assets at beginning of period ........    22,671,006       4,900,189      1,014,974     17,415,297      6,340,754     2,336,598
                                            ------------   -------------   ------------   ------------   ------------   -----------
Net assets at end of period ..............  $ 26,408,640   $  22,671,005   $  4,900,189   $ 20,618,416   $ 17,415,296   $ 6,340,754
                                            ============   =============   ============   ============   ============   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                 FRONTIER CAPITAL APPRECIATION SUBACCOUNT       ENHANCED U.S. EQUITY SUBACCOUNT
                                                -----------------------------------------   ---------------------------------------
                                                      2000         1999          1998          2000          1999          1998
                                                ------------   ------------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ............... $    (17,350)  $    449,994   $     9,897   $    (5,830)  $   518,137   $    68,233
   Net realized gains (losses) ................      466,929        624,068      (445,752)       55,792       264,436        87,723
   Net unrealized appreciation during
      the period ..............................    2,840,905      3,431,408       432,064        31,920       151,562        89,677
                                                ------------   ------------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations ............................    3,290,484      4,505,470        (3,791)       81,882       934,135       245,633
From policyholder transactions:
   Net premiums from policyholders ............    8,319,565     25,135,447    13,982,031     3,512,323     6,480,741     3,031,309
   Net benefits to policyholders ..............   (3,328,234)   (22,331,613)   (9,695,520)   (2,694,336)  (3,151,279)   (1,299,530)
                                                ------------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets resulting from
   policyholder transactions ..................    4,991,331      2,803,834     4,286,511       817,987     3,329,462     1,731,779
                                                ------------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets ....................    8,281,815      7,309,304     4,282,720       899,869     4,263,597     1,977,412
Net assets at beginning of period .............   16,985,022      9,675,718     5,392,998     6,738,214     2,474,617       497,205
                                                ------------   ------------   -----------   -----------   -----------   -----------
Net assets at end of period ................... $ 25,266,837   $ 16,985,022   $ 9,675,718   $ 7,638,083   $ 6,738,214   $ 2,474,617
                                                ============   ============   ===========   ===========   ===========   ===========

                                                                                                         GLOBAL EQUITY
                                                    EMERGING MARKETS EQUITY SUBACCOUNT                     SUBACCOUNT
                                                -----------------------------------------   ---------------------------------------
                                                     2000           1999         1998*          2000         1999          1998*
                                                ------------   -------------  -----------   ------------  -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) ............... $     (6,661)  $    132,259   $       135   $    (1,101)  $     4,204   $       152
   Net realized gains (losses) ................      841,365        663,998       (45,975)       27,715        82,873       (21,835)
   Net unrealized appreciation (depreciation)
     during the period ........................     (423,198)       432,248         2,289         2,640        47,295         4,812
                                                ------------   -------------  -----------   ------------  -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ..................      411,506      1,228,505       (43,551)       29,254       134,372       (16,871)
From policyholder transactions:
   Net premiums from policyholders ............   18,848,748     18,579,194     2,434,226     1,111,909     3,151,983     2,372,034
   Net benefits to policyholders ..............  (16,434,122)   (16,271,324)   (2,203,670)     (522,788)   (2,613,505)   (2,191,135)
                                                ------------   -------------  -----------   ------------  -----------   -----------
Net increase in net assets resulting from
   policyholder transactions ..................    2,414,626      2,307,870       230,556       589,121       538,478       180,899
                                                ------------   -------------  -----------   ------------  -----------   -----------
Net increase in net assets ....................    2,826,132      3,536,375       187,005       618,375       672,850       164,028
Net assets at beginning of period .............    3,724,873        187,005             0       836,879       164,028             0
                                                ------------   -------------  -----------   ------------  -----------   -----------
Net assets at end of period ................... $  6,551,005   $  3,723,380   $   187,005   $ 1,455,254   $   836,878   $   164,028
                                                ============   =============  ===========   ============  ===========   ===========

-----------------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
                       YEARS AND PERIODS ENDED MARCH 31,

                                                               BOND INDEX
                                                              SUBACCOUNT                       SMALL/MID CAP CORE SUBACCOUNT
                                               ----------------------------------------   ----------------------------------------
                                                   2000          1999          1998*         2000           1999          1998*
                                               -----------   ------------   -----------   -----------   ------------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) .............  $    92,333   $    130,136   $    22,905   $    (1,098)  $     52,711   $      (535)
   Net realized gains (losses) ..............       (5,117)      (104,174)        1,002       106,765         65,733       (25,196)
   Net unrealized appreciation (depreciation)
     during the period ......................       48,121        (78,192)      (10,217)      (19,659)       (10,735)       18,718
                                               -----------   ------------   -----------   -----------   ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ................      135,337        (52,230)       13,690        86,008        107,709        (7,013)
From policyholder transactions:
   Net premiums from policyholders ..........    1,414,394      6,471,518     1,176,234     6,028,335      5,817,483     1,089,030
   Net benefits to policyholders ............     (901,805)    (2,358,694)     (124,467)   (5,789,766)    (5,611,532)     (778,864)
                                               -----------   ------------   -----------   -----------   ------------   -----------
Net increase in net assets resulting from
   policyholder transactions ................      512,589      4,112,824     1,051,767       238,569        205,951       310,166
                                               -----------   ------------   -----------   -----------   ------------   -----------
Net increase in net assets ..................      647,926      4,060,594     1,065,457       324,577        313,660       303,153
Net assets at beginning of period ...........    5,126,051      1,065,457             0       616,813        303,153             0
                                               -----------   ------------   -----------   -----------   ------------   -----------
Net assets at end of period .................  $ 5,773,977   $  5,126,051   $ 1,065,457   $   941,390   $    616,813   $   303,153
                                               ===========   ============   ===========   ===========   ============   ===========

                                                                                                       HIGH YIELD BOND
                                                                                                         SUBACCOUNT
                                                                                          ----------------------------------------
                                                                                              2000          1999          1998*
                                                                                          -----------   ------------   -----------
Increase (decrease) in net assets from operations:
   Net investment income .........................................................        $    81,942   $    340,435   $    86,759
   Net realized gains (losses) ...................................................            (16,585)        42,365        64,824
   Net unrealized appreciation (depreciation) during the period ..................           (189,115)      (139,659)      149,416
                                                                                          -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations ..................           (123,758)       243,141       300,999
From policyholder transactions:
   Net premiums from policyholders ...............................................          1,581,720     19,870,990     6,683,673
   Net benefits to policyholders .................................................         (2,251,407)   (20,368,501)   (2,457,088)
                                                                                          -----------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder transactions ...           (669,687)      (497,511)    4,226,585
                                                                                          -----------   ------------   -----------
Net increase (decrease) in net assets ............................................           (793,445)      (254,370)    4,527,584
Net assets at beginning of period ................................................          4,273,214      4,527,584             0
                                                                                          -----------   ------------   -----------
Net assets at end of period ......................................................        $ 3,479,769   $  4,273,214   $ 4,527,584
                                                                                          ===========   ============   ===========

---------------------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                MARCH 31, 2000

 1.  ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series TrustI (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

 2.  SIGNIFICANT ACCOUNTING POLICIES

   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

 3.  TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 4.  DETAILS OF INVESTMENTS

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

       PORTFOLIO                SHARES OWNED         COST              VALUE
       ---------                ------------         ----              -----
Large Cap Growth ............     4,725,708      $129,759,928      $138,569,677
Sovereign Bond ..............     3,720,404        54,957,680        34,270,887
International Equity
   Index ....................     1,828,860        42,194,387        35,888,903
Small Cap Growth ............     1,783,544        44,638,874        39,276,067
International Balanced ......       411,770         5,792,382         4,263,961
Mid Cap Growth ..............     2,559,283        61,055,048        76,842,451
Large Cap Value .............     2,322,131        36,125,073        30,338,048
Money Market ................     6,966,470       137,421,592        69,694,685
Mid Cap Value ...............     1,556,021        25,731,991        21,554,270
Small/Mid Cap Growth ........       639,205        13,859,500         9,607,175
Real Estate Equity ..........       878,277        15,150,096        10,282,503
Growth & Income .............    10,470,973       216,940,978       212,951,293
Managed .....................     8,209,595       135,063,985       128,379,047
Short-Term Bond .............     1,472,374        22,331,767        14,330,591
Small Cap Value .............     2,002,962        25,350,551        21,760,594
International
   Opportunities ............     2,498,318        47,315,632        37,870,672
Equity Index ................     8,004,018       158,931,331       167,051,489
Global Bond .................       668,397        14,205,761         6,690,562
Turner Core Growth ..........     1,042,593        29,103,994        26,408,640
Brandes International
   Equity ...................     1,374,582        17,355,048        20,618,416
Frontier Capital
   Appreciation .............       999,103        21,184,263        25,266,837
Enhanced U.S. Equity ........       362,858         8,235,003         7,638,083
Emerging Markets
   Equity ...................       498,382        18,281,972         6,551,005
Global Equity ...............       115,407         2,131,686         1,455,254
Bond Index ..................       611,908         6,074,464         5,773,977
Small/Mid Cap CORE ..........        89,127         2,920,766           941,390
High Yield Bond .............       405,962         6,265,268         3,479,769

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

         PORTFOLIO                              PURCHASES             SALES
         ---------                              ---------             -----
Large Cap Growth .......................      $ 62,265,535        $ 14,711,539
Sovereign Bond .........................        38,288,617          29,280,010
International Equity Index .............        32,519,440          17,541,313
Small Cap Growth .......................        27,757,302          12,281,978
International Balanced .................         3,415,587           1,768,784
Mid Cap Growth .........................        45,338,211          14,783,738
Large Cap Value ........................        22,257,609          10,304,554
Money Market ...........................       304,141,849         329,646,739
Mid Cap Value ..........................        15,413,952          12,927,617
Small/Mid Cap Growth ...................         8,759,614           5,337,363
Real Estate Equity .....................        13,375,520           8,254,469
Growth & Income ........................       144,949,345          32,223,136
Managed ................................       111,633,323          21,803,394
Short-Term Bond ........................        17,352,671          24,342,768
Small Cap Value ........................        16,062,747           7,136,780
International Opportunities ............        24,767,973          17,918,215
Equity Index ...........................       124,086,502          40,497,607
Global Bond ............................        10,322,531           9,125,384
Turner Core Growth .....................        20,980,047           5,874,338
Brandes International Equity ...........        10,664,333           3,583,615
Frontier Capital Appreciation ..........        13,387,462          10,133,633
Enhanced U.S. Equity ...................         5,925,334           2,077,734
Emerging Markets Equity ................         9,682,573           7,242,444
Global Equity ..........................         2,167,637           1,624,954
Bond Index .............................         5,900,997           1,658,038
Small/Mid Cap CORE .....................         3,312,578           3,053,916
High Yield Bond ........................        11,898,171          12,055,248

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 5.  NET ASSETS

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:

                                         VEP CLASS #1                   VEP CLASS #2                VEP CLASS #3
                                  --------------------------    --------------------------   ---------------------------
                                  ACCUMULATION  ACCUMULATION    ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                            SHARES     SHARE VALUES       SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                         ------------  ------------    ------------  ------------   ------------   ------------
Large Cap Growth                     501,219        36.64          452,200        36.75        211,942        36.87
Sovereign Bond                       225,529        14.01          160,910        14.05         34,047        14.10
International Equity Index           241,826        17.49          177,419        17.55          5,314        17.60
Small Cap Growth                     187,881        24.93          186,116        24.98         34,022        25.03
International Balanced                18,384        12.87           25,851        12.90         15,065        12.93
Mid Cap Growth                       244,467        36.47          184,426        36.54         60,720        36.61
Large Cap Value                      195,113        15.68          139,786        15.71         24,929        15.74
Money Market                         587,473        13.25        1,124,720        13.29        419,434        13.33
Mid Cap Value                        120,750        15.21           49,381        15.24          3,276        15.27
Small/Mid Cap Growth                  88,999        21.14           89,441        21.20              0        21.26
Real Estate Equity                    95,604        14.85           55,305        14.89         19,250        14.94
Growth & Income                      996,212        31.41          591,014        31.51        179,428        31.60
Managed                              550,878        21.22          284,687        21.29         39,917        21.35
Short-Term Bond                       84,327        13.10           94,761        13.14          9,722        13.18
Small Cap Value                      117,863        12.27           89,562        12.29         22,744        12.32
International Opportunities          140,734        16.48          191,629        16.51          6,658        16.54
Equity Index                         546,625        23.54          605,346        23.58        211,658        23.63
Global Bond                           55,879        12.37           48,921        12.39         18,599        12.41
Turner Core Growth                    31,801        31.21           15,389        31.28              0        31.34
Brandes International Equity          22,721        16.32           33,499        16.35              0        16.39
Frontier Capital Appreciation         26,137        27.20           13,250        27.26              0        27.31
Enhanced U.S. Equity                   4,387        17.51                0        17.54              0        17.56
Emerging Markets Equity               61,060        13.16          160,303        13.70         13,962        13.71
Global Equity                         27,243        12.68           27,262        12.69          2,252        12.70
Bond Index                           100,226        10.59           99,922        10.60         63,929        10.60
Small/Mid Cap CORE                    18,057        11.56           12,509        11.57          4,270        11.58
High Yield Bond                       45,997         9.76           41,613         9.77          2,141         9.78

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                     V COLI CLASS #4            V COLI CLASS #5              V COLI CLASS #6
                                --------------------------  -------------------------   --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION ACCUMULATION   ACCUMULATION  ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES    SHARE VALUES      SHARES     SHARE VALUES
---------                       ------------  ------------  ------------ ------------   ------------  ------------
Large Cap Growth                   624,782        36.96        302,096        37.00        273,725        37.04
Sovereign Bond                      14,891        14.89        610,911        14.91        449,306        14.92
International Equity Index          39,735        16.23        160,610        16.25        232,734        16.27
Small Cap Growth                    66,214        25.38         39,775        25.39         46,461        25.42
International Balanced              40,176        13.10         10,196        13.11         54,443        13.12
Mid Cap Growth                     151,297        37.12        135,265        37.15         63,453        37.17
Large Cap Value                    168,223        15.96        160,487        15.97        419,835        15.98
Money Market                       173,689        13.19        290,988        13.20        159,826        13.22
Mid Cap Value                       81,017        15.48         17,842        15.49        240,521        15.50
Small/Mid Cap Growth                25,267        21.17            378        21.19         29,661        21.21
Real Estate Equity                  57,478        15.40          5,284        15.42        199,999        15.43
Growth & Income                    581,341        31.39        528,494        31.42         25,701        31.45
Managed                            144,003        22.01        118,971        22.04        128,144        22.06
Short-Term Bond                    185,563        13.36        424,715        13.38              0            0
Small Cap Value                     32,369        12.49         50,061        12.50        278,886        12.50
International Opportunities        219,385        16.77        180,790        16.78        104,577        16.79
Equity Index                       336,797        23.96         64,760        23.98        558,737        23.99
Global Bond                         49,441        12.59          5,046        12.60              0        12.61
Turner Core Growth                   9,891        31.81         20,258        31.83              0        31.86
Brandes International Equity       107,998        16.63        108,224        16.65         39,650        16.66
Frontier Capital Appreciation       90,714        27.72         67,224        27.74              0        27.77
Enhanced U.S. Equity                18,732        17.74          6,871        17.74              0        17.67
Emerging Markets Equity                  0        13.81         39,505        13.81              0        13.81
Global Equity                            0        12.80              0        12.80              0        12.80
Bond Index                           2,500        10.68         19,774        10.68              0        10.68
Small/Mid Cap CORE                       0        11.67              0        11.67              0        11.67
High Yield Bond                      1,565         9.98              0         0.98          8,654         9.85

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                            MEDALLION EXECUTIVE VLI CLASS #7          MVEP CLASS #8             MVUL CLASS #9
                            --------------------------------  --------------------------  --------------------------
                               ACCUMULATION   ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES       SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                   --------------------------------  --------------------------  --------------------------
Large Cap Growth                   112,264        85.40          799,241        26.61        346,876        23.70
Sovereign Bond                      56,595        24.06          302,433        12.64        338,834        11.90
International Equity Index         146,837        27.50          777,766        15.04        220,189        15.52
Small Cap Growth                   181,468        24.96          309,201        25.20        209,297        28.33
International Balanced              58,124        12.89           42,203        13.01         36,194        12.47
Mid Cap Growth                     181,012        36.51          411,691        36.87        120,647        40.88
Large Cap Value                    340,696        15.69          144,765        15.85        120,405        13.55
Money Market                       351,729        18.33          681,051        12.10        410,096        11.58
Mid Cap Value                      484,280        15.22          236,146        15.38         58,151        12.99
Small/Mid Cap Growth                 5,968        21.17          263,530        13.51         34,027        13.75
Real Estate Equity                  42,675        22.83          146,961        12.66         42,185         9.75
Growth & Income                    833,145        69.25        1,328,327        22.26        456,665        19.45
Managed                          2,310,154        40.30          226,876        17.09        120,259        15.63
Short-Term Bond                     90,405        13.12           44,158        12.06         95,975        11.56
Small Cap Value                    619,523        12.28          321,868        12.40         92,320        11.77
International Opportunities        631,815        16.50          248,891        16.65        454,435        15.94
Equity Index                       602,588        23.56        1,254,544        23.79        666,253        20.30
Global Bond                        167,161        12.38           61,755        12.50         64,901        11.80
Turner Core Growth                       0        29.04          211,545        28.32         69,350        27.22
Brandes International
   Equity                                0        16.55          542,598        15.97         59,761        17.06
Frontier Capital
   Appreciation                          0        25.24          453,530        23.01         87,539        22.27
Enhanced U.S. Equity                     0        13.28          149,272        17.65        163,219        17.65
Emerging Markets Equity             43,842        13.69           79,087        13.76         40,699        13.76
Global Equity                       25,141        12.69           24,262        12.75            852        12.75
Bond Index                          27,803        10.59           19,951        10.64            180        10.64
Small/Mid Cap CORE                     174        11.57           18,128        11.62            706        11.62
High Yield Bond                     21,279         9.76           86,249         9.81         83,050         9.81

                 JOHN HANCOCK VARIABLE LIFE ACCOUNT S
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                        MVUL 98 CLASS #10          MVEP 98 CLASS #11          MEVL II  CLASS #12
                                  --------------------------  --------------------------  --------------------------
                                  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                            SHARES     SHARE VALUES     SHARES     SHARE VALUES    SHARES      SHARE VALUES
---------                         --------------------------  --------------------------  --------------------------
Large Cap Growth                     257,292        23.70        225,326        26.61        4,496          87.48
Sovereign Bond                       132,915        11.90        121,516        12.64            0          28.75
International Equity Index            50,283        15.52         94,430        15.04        1,229          29.08
Small Cap Growth                     178,252        28.33         75,478        25.20            0          25.55
International Balanced                24,342        12.47          5,498        13.01            0          13.19
Mid Cap Growth                       325,412        40.88        155,427        36.87        4,597          37.36
Large Cap Value                       82,162        13.55        148,074        15.85            0          16.07
Money Market                         913,953        11.58        249,610        12.10            0          13.26
Mid Cap Value                         70,658        12.99         63,590        15.38            0          15.59
Small/Mid Cap Growth                  15,647        13.75         21,186        13.51            0              0
Real Estate Equity                    15,207         9.84         23,604        12.66            0          23.94
Growth & Income                    1,057,563        19.45        214,058        22.26        2,544          82.96
Managed                               82,529        15.63         51,746        17.09        2,049          47.71
Short-Term Bond                       34,938        11.56         32,271        12.06        5,208          13.60
Small Cap Value                       33,605        11.77        107,429        12.40            0          12.57
International Opportunities           55,230        15.94         65,769        16.65            0          16.88
Equity Index                       2,032,606        20.30        537,822        23.79        9,694          24.12
Global Bond                           42,596        11.80         29,112        12.50            0          12.67
Turner Core Growth                   345,860        27.22        235,445        28.32            0          32.04
Brandes International Equity         123,322        17.06        228,923        15.97            0          16.75
Frontier Capital Appreciation        240,310        22.27         91,600        23.01            0          26.83
Enhanced U.S. Equity                  51,190        17.65         38,188        17.65            0          17.82
Emerging Markets Equity               24,399        13.76         14,489        13.76            0          13.85
Global Equity                          5,262        12.75          2,275        12.75            0          12.83
Bond Index                           140,959        10.64         68,555        10.64            0          10.71
Small/Mid Cap CORE                    12,671        11.62         14,654        11.62            0          11.70
High Yield Bond                       18,929         9.81         45,739         9.81            0           9.88

                     JOHN HANCOCK VARIABLE LIFE ACCOUNTS
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


                                             VEP CLASS #13
                                    ------------------------------
                                    ACCUMULATION      ACCUMULATION
PORTFOLIO                              SHARES         SHARE VALUES
---------                           ------------------------------
Large Cap Growth                         502             87.48
Sovereign Bond                             0             28.75
International Equity Index               879             29.08
Small Cap Growth                         588             25.55
International Balanced                     0             13.19
Mid Cap Growth                           877             37.36
Large Cap Value                           13             16.07
Money Market                           7,184             13.26
Mid Cap Value                              0             15.59
Small/Mid Cap Growth                       0             21.94
Real Estate Equity                         0             23.94
Growth & Income                          307             82.96
Managed                                  372             47.71
Short-Term Bond                            0             13.60
Small Cap Value                            0             12.57
International Opportunities            1,226             16.88
Equity Index                           1,481             24.12
Global Bond                                0             12.67
Turner Core Growth                         0             32.04
Brandes International Equity               0             16.75
Frontier Capital Appreciation              0             26.83
Enhanced U.S. Equity                       0             17.82
Emerging Markets Equity                  717             13.85
Global Equity                              0             12.83
Bond Index                                 0             10.71
Small/Mid Cap CORE                         0             11.70
High Yield Bond                            0              9.88

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999

                                                                                                      INTERNATIONAL
                                                                   LARGE CAP         SOVEREIGN           EQUITY           SMALL CAP
                                                                     GROWTH             BOND             INDEX             GROWTH
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                  ------------      ------------      ------------      ------------
ASSETS
Cash .......................................................      $      8,016      $      2,380      $      2,435      $      2,357
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................       115,521,551        38,321,474        33,198,674        31,022,828
Investments in shares of portfolios of M Fund Inc.,
   at value ................................................                --                --                --                --
Receivable from:
   John Hancock Variable Series Trust I ....................            21,617            12,536               419           208,513
   M Fund Inc. .............................................                --                --                --                --
                                                                  ------------      ------------      ------------      ------------
Total assets ...............................................       115,551,184        38,336,390        33,201,528        31,233,698
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............            20,467            12,194                75           208,172
   M Fund Inc. .............................................                --                --                --                --
Asset charges payable ......................................             9,166             2,723             2,779             2,698
                                                                  ------------      ------------      ------------      ------------
Total liabilities ..........................................            29,633            14,917             2,854           210,870
                                                                  ------------      ------------      ------------      ------------
Net assets .................................................      $115,521,551      $ 38,321,473      $ 33,198,674      $ 31,022,828
                                                                  ============      ============      ============      ============


                                                                  INTERNATIONAL       MID CAP          LARGE CAP           MONEY
                                                                    BALANCED           GROWTH             VALUE            MARKET
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                  ------------      ------------      ------------      ------------
ASSETS
Cash .......................................................      $        304      $      4,698      $      1,803      $      3,061
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................         4,591,857        63,499,616        27,106,918        61,006,769
Investments in shares of portfolios of M Fund Inc.,
   at value ................................................                --                --                --                --
Receivable from:
   John Hancock Varidable Series Trust I ...................                52            27,659            12,738         1,396,082
   M Fund Inc. .............................................                --                --                --                --
Total assets ...............................................         4,592,213        63,531,973        27,121,459        62,405,912
                                                                  ------------      ------------      ------------      ------------

LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............                 9            26,980            12,479         1,395,329
   M Fund Inc. .............................................                --                --                --                --
Asset charges payable ......................................               348             5,377             2,063             3,814
                                                                  ------------      ------------      ------------      ------------
Total liabilities ..........................................               357            32,357            14,542         1,399,143
                                                                  ------------      ------------      ------------      ------------
Net assets .................................................      $  4,591,856      $ 63,499,616      $ 27,106,917      $ 61,006,769
                                                                  ============      ============      ============      ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                                                     MID CAP      SMALL/MID CAP    REAL ESTATE        GROWTH&
                                                                      VALUE          GROWTH           EQUITY           INCOME
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                 ------------     ------------     ------------     ------------
ASSETS
Cash .......................................................     $      1,422     $        701     $        611     $     17,877
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................       19,138,533        9,925,831        9,238,646      209,525,898
Investments in shares of portfolios of M Fund Inc.,
   at value ................................................               --               --               --               --
Receivable from:
   John Hancock Variable Series Trust I ....................           38,609          580,155               88          330,982
   M Fund Inc. .............................................               --               --               --               --
                                                                 ------------     ------------     ------------     ------------
Total assets ...............................................       19,178,564       10,506,687        9,239,345      209,874,757
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............           38,404          580,049               --          328,424
   M Fund Inc. .............................................               --               --               --               --
Asset charges payable ......................................            1,627              807              699           20,434
                                                                 ------------     ------------     ------------     ------------
Total liabilities ..........................................           40,031          580,856              699          348,858
                                                                 ------------     ------------     ------------     ------------
Net assets .................................................     $ 19,138,533     $  9,925,831     $  9,238,646     $209,525,899
                                                                 ============     ============     ============     ============

                                                                                   SHORT-TERM       SMALL CAP      INTERNATIONAL
                                                                     MANAGED          BOND            VALUE        OPPORTUNITIES
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                   ----------      ----------       ----------     -------------
ASSETS
Cash .......................................................     $     13,307     $        731     $      1,430     $      2,454
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................      125,710,809       11,728,988       18,783,397       31,535,050
Investments in shares of portfolios of M Fund Inc.,
   at value ................................................               --               --               --               --
Receivable from:
   John Hancock Variable Series Trust I ....................           34,311              215          189,514            1,308
   M Fund Inc. .............................................               --               --               --               --
                                                                 ------------     ------------     ------------     ------------
Total assets ...............................................      125,758,427       11,729,934       18,974,341       31,538,812
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............           32,402              114          189,306              955
   M Fund Inc. .............................................               --               --               --               --
Asset charges payable ......................................           15,216              832            1,639            2,808
                                                                 ------------     ------------     ------------     ------------
Total liabilities ..........................................           47,618              946          190,945            3,763
                                                                 ------------     ------------     ------------     ------------
Net assets .................................................     $125,710,809     $ 11,728,988     $ 18,783,396     $ 31,535,049
                                                                 ============     ============     ============     ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999


                                                                                                     TURNER          BRANDES
                                                                    EQUITY           GLOBAL           CORE         INTERNATIONAL
                                                                    INDEX             BOND           GROWTH           EQUITY
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                  ----------       ----------       ----------      ----------
ASSETS
Cash .......................................................     $     10,574     $        734     $      1,535     $      1,016
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................      149,913,130        8,838,516               --               --
Investments in shares of portfolios of M Fund Inc., at value               --               --       22,671,006       17,415,296
Receivable from:
   John Hancock Variable Series Trust I ....................          126,680          766,077              222              271
   M Fund Inc. .............................................               --               --               --               --
                                                                 ------------     ------------     ------------     ------------
Total assets ...............................................      150,050,384        9,605,327       22,672,763       17,416,583
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............          125,115          765,972               --              122
   M Fund Inc. .............................................               --               --               --               --
Asset charges payable ......................................           12,138              839            1,758            1,165
                                                                 ------------     ------------     ------------     ------------
Total liabilities ..........................................          137,253          766,811            1,758            1,287
                                                                 ------------     ------------     ------------     ------------
Net assets .................................................     $149,913,131     $  8,838,516     $ 22,671,005     $ 17,415,296
                                                                 ============     ============     ============     ============

                                                                   FRONTIER                          EMERGING
                                                                   CAPITAL          ENHANCED          MARKETS
                                                                 APPRECIATION      U.S. EQUITY        EQUITY       GLOBALEQUITY
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                  ----------       ----------       ----------      ----------
ASSETS
Cash .......................................................     $      1,031     $        437     $        370     $         71
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ................................               --               --        3,723,380          836,878
Investments in shares of portfolios of M Fund Inc., at value       16,985,022        6,738,214               --               --
Receivable from:
   John Hancock Variable Series Trust I ....................              771               63              254               24
   M Fund Inc. .............................................               --               --               --               --
                                                                 ------------     ------------     ------------     ------------
Total assets ...............................................       16,986,824        6,738,714        3,724,004          836,973
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ............              620               --              204               13
   M Fund Inc. .............................................               --               --               --               --
Asset charges payable ......................................            1,182              500              420               82
                                                                 ------------     ------------     ------------     ------------
Total liabilities ..........................................            1,802              500              624               95
                                                                 ------------     ------------     ------------     ------------
Net assets .................................................     $ 16,985,022     $  6,738,214     $  3,723,380     $    836,878
                                                                 ============     ============     ============     ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                                                                                         SMALL/
                                                                                                          HIGH
                                                                                      BOND               MIDCAP
                                                                                      INDEX               CORE            YIELDBOND
                                                                                    SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                                    ----------         ----------         ----------
Assets
Cash ......................................................................         $      374         $       56         $      310
Investments in shares of portfolios of John Hancock Variable
   Series Trust I, at value ...............................................          5,126,051            616,813          4,273,214
Investments in shares of portfolios of M Fund Inc., at value ..............                 --                 --                 --
Receivable from:
   John Hancock Variable Series Trust I ...................................                 87                  7            906,251
   M Fund Inc. ............................................................                 --                 --                 --
                                                                                    ----------         ----------         ----------
Total assets ..............................................................          5,126,512            616,876          5,179,775
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company ...........................                 20                 --            906,193
   M Fund Inc. ............................................................                 --                 --                 --
Asset charges payable .....................................................                441                 63                368
                                                                                    ----------         ----------         ----------
Total liabilities .........................................................                461                 63            906,561
                                                                                    ----------         ----------         ----------
Net assets ................................................................         $5,126,051         $  616,813         $4,273,214
                                                                                    ==========         ==========         ==========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                            STATEMENT OF OPERATIONS
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                    LARGE CAP GROWTH SUBACCOUNT                 SOVEREIGN BOND SUBACCOUNT
                                               --------------------------------------   ------------------------------------------
                                                  1999          1998         1997           1999          1998            1997
                                               -----------   -----------  -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....  $17,558,034   $ 6,312,073  $ 2,884,498   $  2,851,613   $  2,190,901   $    855,742
   M Fund Inc. ..............................           --            --           --             --             --             --
                                               -----------   -----------  -----------   ------------   ------------   ------------
Total investment income .....................   17,558,034     6,312,073    2,884,498      2,851,613      2,190,901        855,742
Expenses:
   Mortality and expense risks ..............      324,595       168,652       91,256        126,407         93,556         39,184
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net investment income .......................   17,233,439     6,143,421    2,793,242      2,725,206      2,097,345        816,558
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ..............    5,003,007     1,750,881      619,721     (1,391,910)       185,230         80,538
   Net unrealized appreciation (depreciation)
     during the period ......................   (2,053,672)    8,041,022    2,301,920     (1,837,190)      (378,058)        63,687
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments ...............................    2,949,335     9,791,903    2,921,641     (3,229,100)      (192,828)       144,225
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ................  $20,182,774   $15,935,324  $ 5,714,883   $   (503,894)  $  1,904,517   $    960,783
                                               ===========   ===========  ===========   ============   ============   ============

                                               INTERNATIONAL EQUITY INDEX SUBACCOUNT           SMALL CAP GROWTH SUBACCOUNT
                                               --------------------------------------   ------------------------------------------
                                                   1999          1998        1997           1999           1998           1997
                                               -----------   -----------  -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....  $   936,475   $ 1,930,710  $   422,913   $  3,697,955   $         --   $        473
   M Fund Inc. ..............................           --            --           --             --             --             --
                                               -----------   -----------  -----------   ------------   ------------   ------------
Total investment income .....................      936,475     1,930,710      422,913      3,697,955             --            473
Expenses:
   Mortality and expense risks ..............       81,058        45,651       33,893         60,221         22,593          6,547
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net investment income (loss) ................      855,417     1,885,059      389,020      3,637,734        (22,593)        (6,074)
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .......................      753,750       152,030      244,810      2,548,944         58,729         21,707
   Net unrealized appreciation (depreciation)
     during the period ......................    4,871,167        78,480   (1,219,540)     3,920,455      1,070,805        126,699
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments ...............................    5,624,917       230,510     (974,730)     6,469,399      1,129,534        148,406
                                               -----------   -----------  -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ................  $ 6,480,334   $ 2,115,569  $  (585,710)  $ 10,107,133   $  1,106,941   $    142,332
                                               ===========   ===========  ===========   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                   INTERNATIONAL BALANCED SUBACCOUNT               MID CAP GROWTH SUBACCOUNT
                                                ----------------------------------------    ---------------------------------------
                                                   1999           1998          1997           1999          1998           1997
                                                -----------   ------------   -----------    -----------  ------------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....   $   372,766    $   185,760   $    61,249    $ 6,491,783   $ 1,114,374   $        --
   M Fund Inc. ..............................            --             --            --             --            --            --
                                                -----------    -----------   -----------    -----------   -----------   -----------
Total investment income .....................       372,766        185,760        61,249      6,491,783     1,114,374            --
Expenses:
   Mortality and expense risks ..............        13,792          9,687         4,443        102,248        26,123         8,287
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net investment income (loss) ................       358,974        176,073        56,806      6,389,535     1,088,251        (8,287)

Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .......................        15,640         24,206         8,667      5,188,018       599,619         1,235
   Net unrealized appreciation (depreciation)
   during the period ........................      (173,912)       147,461       (67,714)    15,078,681     1,184,263       486,186
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ..............................      (158,272)       171,667       (59,047)    20,266,699     1,783,882       487,421
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ................   $   200,702    $   347,740   $    (2,241)   $26,656,234   $ 2,872,133   $   479,134
                                                ===========    ===========   ===========    ===========   ===========   ===========

                                                       LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                                ----------------------------------------    ---------------------------------------

                                                   1999           1998           1997          1999          1998           1997
                                                -----------    -----------   -----------    -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....   $ 1,809,072    $   797,874   $   194,199    $ 3,279,928   $ 1,854,829   $   758,434
   M Fund Inc. ..............................            --             --            --             --            --            --
                                                -----------    -----------   -----------    -----------   -----------   -----------
Total investment income .....................     1,809,072        797,874       194,199      3,279,928     1,854,829       758,434
Expenses:
   Mortality and expense risks ..............        88,877         41,415        11,163        291,398       167,813        66,882
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net investment income .......................     1,720,195        756,459       183,036      2,988,530     1,687,016       691,552
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .......................       705,454        330,827       164,821             --            --            --
   Net unrealized appreciation (depreciation)
     during the period ......................    (2,181,112)       145,355       279,449             --            --            --
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ..............................    (1,475,658)       476,182       444,270             --            --            --
                                                -----------    -----------   -----------    -----------   -----------   -----------
Net increase in net assets resulting from
   operations ...............................   $   244,537    $ 1,232,641   $   627,306    $ 2,988,530   $ 1,687,016   $   691,552
                                                ===========    ===========   ===========    ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                       MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------
                                                   1999          1998          1997           1999           1998         1997
                                               -----------   -----------   ------------   ------------   ------------  ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....  $   110,190   $   120,469   $    446,081   $  1,421,656   $    142,469  $    878,600
   M Fund Inc. ..............................           --            --             --             --             --            --
                                               -----------   -----------   ------------   ------------   ------------  ------------
Total investment income .....................      110,190       120,469        446,081      1,421,656        142,469       878,600
Expenses:
Mortality and expense risks .................       68,611        45,020         11,421         32,995         34,432        35,934
                                               -----------   -----------   ------------   ------------   ------------  ------------
Net investment income .......................       41,579        75,449        434,660      1,388,661        108,037       842,666
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ..............     (860,332)     (538,516)       101,787         13,375        232,246       297,666
   Net unrealized appreciation (depreciation)
      during the period .....................    1,757,919      (830,390)       (39,717)    (1,001,208)       236,333      (730,748)

                                               -----------   -----------   ------------   ------------   ------------  ------------
Net realized and unrealized gain (loss) on
  investments ...............................      897,587    (1,368,906)        62,070       (987,833)       468,579      (433,082)

                                               -----------   -----------   ------------   ------------   ------------  ------------
Net increase (decrease) in net assets
   resulting from operations ................  $   939,166   $(1,293,457)  $    496,730   $    400,828   $    576,616  $    409,584
                                               ===========   ===========   ============   ============   ============  ============

                                                     REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------

                                                  1999          1998           1997          1999           1998           1997
                                               -----------   -----------   ------------   ------------   ------------  ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .....  $   544,845   $   305,783   $    246,677   $ 23,565,679   $  9,266,175  $  5,917,063
   M Fund Inc. ..............................           --            --             --             --             --            --
                                               -----------   -----------   ------------   ------------   ------------  ------------
Total investment income .....................      544,845       305,783        246,677     23,565,679      9,266,175     5,917,063
Expenses:
   Mortality and expense risks ..............       29,468        22,716         13,879        715,377        290,361       169,135
                                               -----------   -----------   ------------   ------------   ------------  ------------
Net investment income .......................      515,377       283,067        232,798     22,850,302      8,975,814     5,747,928
Net realized and unrealized gain (loss) on
   investments:
Net realized gains (losses) .................     (735,504)     (454,979)       252,095      6,207,253      2,061,212     2,390,414
Net unrealized appreciation (depreciation)
   during the period ........................       80,925      (698,676)       (13,488)    (5,814,839)     7,759,307       435,778
                                               -----------   -----------   ------------   ------------   ------------  ------------
Net realized and unrealized gain (loss) on
   investments ..............................     (654,579)   (1,153,655)       238,607        392,414      9,820,519     2,826,192
                                               -----------   -----------   ------------   ------------   ------------  ------------
Net increase (decrease) in net assets
   resulting from operations ................  $  (139,202)  $  (870,588)  $    471,405   $ 23,242,716   $ 18,796,333  $  8,574,120
                                               ===========   ===========   ============   ============   ============  ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                             MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                                  ---------------------------------------   ---------------------------------------
                                                     1999           1998          1997          1999          1998          1997
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ........  $11,251,980   $ 3,606,186   $ 1,879,954   $   957,614   $   977,164   $   415,542
   M Fund Inc. .................................           --            --            --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Total investment income ........................   11,251,980     3,606,186     1,879,954       957,614       977,164       415,542
Expenses:
   Mortality and expense risks .................      495,544       121,905        65,383        50,128        50,947        20,551
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net investment income ..........................   10,756,436     3,484,281     1,814,571       907,486       926,217       394,991
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .................    2,233,258       278,186       171,318      (441,667)       24,740        35,294
   Net unrealized appreciation (depreciation)
     during the period .........................   (6,419,069)    1,791,231       715,231       (85,754)     (136,999)      (25,976)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments .................................   (4,185,811)    2,069,417       886,549      (527,421)     (112,259)        9,318
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting from
   operations ..................................  $ 6,570,625   $ 5,553,698   $ 2,701,120   $   380,065   $   813,958   $   404,309
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                                                                  INTERNATIONAL OPPORTUNITIES
                                                         SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                                   --------------------------------------    --------------------------------------
                                                      1999          1998          1997          1999           1998         1997
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ........   $  409,324    $   47,350    $  299,278    $2,096,195    $  103,399    $   69,078
   M Fund Inc. .................................           --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total investment income ........................      409,324        47,350       299,278     2,096,195       103,399        69,078
Expenses:
   Mortality and expense risks .................       64,613        33,335         8,494        90,191        50,003        13,177
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net investment income ..........................      344,711        14,015       290,784     2,006,004        53,396        55,901
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .................     (979,002)       (9,919)       75,149     1,907,809       191,495        80,782
   Net unrealized appreciation (depreciation)
     during the period .........................      325,684      (523,693)      (18,626)    3,818,953     1,108,416      (260,664)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net realized and unrealized gain (loss) on
   investments .................................     (653,318)     (533,612)       56,523     5,726,762     1,299,911      (179,882)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net assets
   resulting from operations ...................   $ (308,607)   $ (519,597)   $  347,307    $7,732,766    $1,353,307    $ (123,981)
                                                   ==========    ==========    ==========    ==========    ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                              EQUITY INDEX SUBACCOUNT                GLOBAL BOND SUBACCOUNT
                                                        ------------------------------------  -------------------------------------
                                                           1999         1998         1997        1999          1998         1997
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ..............  $ 5,839,023  $ 1,337,750  $  409,920  $   460,088   $   303,545  $   74,850
   M Fund Inc. .......................................           --           --          --           --            --          --
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Total investment income ..............................    5,839,023    1,337,750     409,920      460,088       303,545      74,850
Expenses:
   Mortality and expense risks .......................      335,573      126,021      31,223       35,321        19,894       3,820
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net investment income ................................    5,503,450    1,211,729     378,697      424,767       283,651      71,030
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .......................    7,681,081      691,270     901,978     (204,675)       81,659       8,335
   Net unrealized appreciation (depreciation)
     during the period ...............................    4,678,509    6,098,919     392,256     (433,526)       43,608     (11,727)
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net realized and unrealized gain (loss) on
  investments ........................................   12,359,590    6,790,189   1,294,234     (638,201)      125,267      (3,392)
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net increase (decrease) in net assets
   resulting from operations .........................  $17,863,040  $ 8,001,918  $1,672,931  $  (213,434)  $   408,918  $   67,638
                                                        ===========  ===========  ==========  ===========   ===========  ==========

                                                                                                     BRANDES INTERNATIONAL
                                                            TURNER CORE GROWTH SUBACCOUNT              EQUITY SUBACCOUNT
                                                        ------------------------------------  -------------------------------------
                                                           1999         1998         1997        1999          1998         1997
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ..............  $ 1,349,358  $        --  $       --  $   549,978   $        --  $       --
   M Fund Inc. .......................................           --       84,940      91,360           --       358,080      32,677
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Total investment income ..............................    1,349,358       84,940      91,360      549,978       358,080      32,677
Expenses:
   Mortality and expense risks .......................       33,920        7,737       4,071       34,297        14,434       7,502
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net investment income ................................    1,315,438       77,203      87,289      515,681       343,646      25,175
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains ................................    1,038,462      156,278      76,711      507,727        89,337      12,541
   Net unrealized appreciation (depreciation)
     during the period ...............................    1,626,646      562,620      32,626    3,486,097        91,915     (26,022)
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net realized and unrealized gain (loss) on
  investments ........................................    2,665,108      718,898     109,337    3,993,824       181,252     (13,481)
                                                        -----------  -----------  ----------  -----------   -----------  ----------
Net increase in net assets resulting from
  operations .........................................  $ 3,980,546  $   796,101  $  196,626  $ 4,509,505   $   524,898  $   11,694
                                                        ===========  ===========  ==========  ===========   ===========  ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                             FRONTIER CAPITAL APPRECIATION
                                                                      SUBACCOUNT                 ENHANCED U.S. EQUITY SUBACCOUNT
                                                          -----------------------------------  ------------------------------------
                                                            1999         1998         1997        1999         1998         1997*
                                                          ----------  ----------   ----------  ----------   ----------    ---------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ................  $  487,465  $       --   $       --  $  532,067   $       --    $      --
   M Fund Inc. .........................................          --      34,738      128,190          --       72,302       15,335
                                                          ----------  ----------   ----------  ----------   ----------    ---------
Total investment income ................................     487,465      34,738      128,190     532,067       72,302       15,335
Expenses:
   Mortality and expense risks .........................      37,471      24,841       10,040      13,930        4,069          478
                                                          ----------  ----------   ----------  ----------   ----------    ---------
Net investment income ..................................     449,994       9,897      118,150     518,137       68,233       14,857
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses) .........................     624,068    (445,752)     614,358     264,436       87,723        4,177
   Net unrealized appreciation (depreciation) during
     the period ........................................   3,431,408     432,064     (368,570     151,562       89,677        6,844
                                                          ----------  ----------   ----------  ----------   ----------    ---------
Net realized and unrealized gain (loss) on
  investments ..........................................   4,055,476     (13,688)     245,788     415,998      177,400       11,021
                                                          ----------  ----------   ----------  ----------   ----------    ---------
Net increase (decrease) in net assets resulting from
   operations ..........................................  $4,505,470  $   (3,791)  $  363,938  $  934,135   $  245,633   $   25,878
                                                          ==========  ==========   ==========  ==========   ==========   ==========
                                                                 EMERGING
                                                              MARKETS EQUITY           GLOBAL EQUITY              BOND INDEX
                                                                SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                          -------------------------------------------------------------------------
                                                             1999       1998**        1999       1998**        1999        1998**
                                                          ----------  ----------   ----------  ----------   ----------   ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ................  $  137,724  $      522   $    6,063  $      491   $  140,772   $   23,842
   M Fund Inc. .........................................          --          --           --          --           --           --
                                                          ----------  ----------   ----------  ----------   ----------   ----------
Total investment income ................................     137,724         522        6,063         491      140,772       23,842
Expenses:
   Mortality and expense risks .........................       5,465         387        1,859         339       10,636          937
                                                          ----------  ----------   ----------  ----------   ----------   ----------
   Net investment income ...............................     132,259         135        4,204         152      130,136       22,905
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses) .........................     663,998     (45,975)      82,873     (21,835)    (104,174)       1,002
   Net unrealized appreciation (depreciation) during
     the period ........................................     432,248       2,289       47,295       4,812      (78,192)     (10,217)
                                                          ----------  ----------   ----------  ----------   ----------   ----------
Net realized and unrealized gain (loss) on
  investments ..........................................   1,096,246     (43,686)     130,168     (17,023)    (182,366)      (9,215)
                                                          ----------  ----------   ----------  ----------   ----------   ----------
Net increase (decrease) in net assets resulting from
   operations ..........................................  $1,228,505  $  (43,551)  $  134,372  $  (16,871)  $  (52,230)  $   13,690
                                                          ==========  ==========   ==========  ==========   ==========   ==========

--------------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                       STATEMENT OF OPERATIONS (CONTINUED)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                  SMALL/MID                  HIGH YIELD
                                                                                  CAP CORE                      BOND
                                                                                 SUBACCOUNT                  SUBACCOUNT
                                                                           -----------------------     -----------------------
                                                                             1999          1998**        1999          1998**
                                                                           ---------     ---------     ---------     ---------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .............................      $  54,784     $      --     $ 352,641     $  88,721
   M Fund Inc. ......................................................             --            --            --            --
                                                                           ---------     ---------     ---------     ---------
Total investment income .............................................         54,784            --       352,641        88,721
Expenses:
   Mortality and expense risks ......................................          2,073           535        12,206         1,962
                                                                           ---------     ---------     ---------     ---------
Net investment income (loss) ........................................         52,711          (535)      340,435        86,759
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses) ......................................         65,733       (25,196)       42,365        64,824
   Net unrealized appreciation (depreciation) during the period .....        (10,735)       18,718      (139,659)      149,416
                                                                           ---------     ---------     ---------     ---------
Net realized and unrealized gain (loss) on investments ..............         54,998        (6,478)      (97,294)      214,240
                                                                           ---------     ---------     ---------     ---------
Net increase (decrease) in net assets resulting from operations .....      $ 107,709     $  (7,013)    $ 243,141     $ 300,999
                                                                           =========     =========     =========     =========

-------------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years and periods ended December 31,

                                                   LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                           ------------------------------------------   ------------------------------------------
                                               1999           1998           1997           1999           1998           1997
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
   operations:
   Net investment income ................  $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345   $    816,558
   Net realized gains (losses) ..........     5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
   Net unrealized appreciation
     (depreciation) during the period ...    (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ............    20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
   Net premiums from policyholders ......    75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
   Net benefits to policyholders ........   (45,347,424)   (13,281,028    (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
   from policyholder transactions .......    30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ..............    50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period .......    65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period .............  $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967   $ 19,461,475
                                           ============   ============   ============   ============   ============   ============

                                                       INTERNATIONAL EQUITY                             SMALL CAP
                                                         INDEX SUBACCOUNT                           GROWTH SUBACCOUNT
                                           ------------------------------------------   ------------------------------------------
                                                1999           1998          1997           1999           1998           1997
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) .........  $    855,417   $  1,885,059   $    389,020   $  3,637,734   $    (22,593)  $     (6,074)
   Net realized gains ...................       753,750        152,030        244,810      2,548,944         58,729         21,707
   Net unrealized appreciation
     (depreciation) during the period ...     4,871,167         78,480     (1,219,540)     3,920,455      1,070,805        126,699
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ............     6,480,334      2,115,569       (585,710)    10,107,133      1,106,941        142,332
From policyholder transactions:
   Net premiums from policyholders ......    53,332,374     10,034,119      8,150,400     52,637,861     12,088,047      2,870,481
   Net benefits to policyholders ........   (39,209,664)    (8,344,107)    (4,505,840)   (40,800,272)    (6,621,834)    (1,005,386)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting from
   policyholder transactions ............    14,122,710      1,690,012      3,644,560     11,837,589      5,466,213      1,865,095
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ..............    20,603,044      3,805,581      3,058,850     21,944,722      6,573,154      2,007,427
Net assets at beginning of period .......    12,595,630      8,790,049      5,731,199      9,078,106      2,504,952        497,525
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period .............  $ 33,198,674   $ 12,595,630   $  8,790,049   $ 31,022,828   $  9,078,106   $  2,504,952
                                           ============   ============   ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                   INTERNATIONAL BALANCED
                                                         SUBACCOUNT                            MID CAP GROWTH SUBACCOUNT
                                         ------------------------------------------   ---------------------------------------------
                                             1999           1998           1997           1999            1998            1997
                                         ------------   ------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss) .......  $    358,974   $    176,073   $     56,806   $   6,389,535   $   1,088,251   $      (8,287)
   Net realized gains .................        15,640         24,206          8,667       5,188,018         599,619           1,235
   Net unrealized appreciation
     (depreciation)  during the period       (173,912)       147,461        (67,714)     15,078,681       1,184,263         486,186
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ..........       200,702        347,740         (2,241)     26,656,234       2,872,133         479,134
From policyholder transactions:
   Net premiums from policyholders ....     6,295,052      3,163,316      1,608,069      65,183,285      11,323,614       3,212,754
   Net benefits to policyholders ......    (5,007,225)    (1,882,974)      (282,878)    (41,018,347)     (5,132,055)       (915,459)
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase in net assets resulting
   from policyholder transactions .....     1,287,827      1,280,342      1,325,191      24,164,938       6,191,559       2,297,295
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase in net assets ............     1,488,529      1,628,082      1,322,950      50,821,172       9,063,692       2,776,429
Net assets at beginning of period .....     3,103,327      1,475,245        152,295      12,678,444       3,614,752         838,323
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net assets at end of period ...........  $  4,591,856   $  3,103,327   $  1,475,245   $  63,499,616   $  12,678,444   $   3,614,752
                                         ============   ============   ============   =============   =============   =============

                                                 LARGE CAP VALUE SUBACCOUNT                      MONEY MARKET SUBACCOUNT
                                         ------------------------------------------   ---------------------------------------------
                                             1999          1998            1997           1999            1998             1997
                                         ------------   ------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets from
   operations:
   Net investment income ..............  $  1,720,195   $    756,459   $    183,036   $   2,988,530   $   1,687,016   $     691,552
   Net realized gains .................       705,454        330,827        164,821              --              --              --
   Net unrealized appreciation
     (depreciation) during the
     period ...........................    (2,181,112)       145,355        279,449              --              --              --
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase in net assets
   resulting from operations ..........       244,537      1,232,641        627,306       2,988,530       1,687,016         691,552
From policyholder transactions:
   Net premiums from policyholders ....    37,432,039     15,144,316      5,421,062     890,376,545     340,377,358     103,737,470
   Net benefits to policyholders ......   (27,199,179)    (4,937,583)    (1,620,578)   (918,869,964)   (269,723,839)   (100,296,756)
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
   assets resulting from policyholder
   transactions .......................    10,232,860     10,206,733      3,800,484     (28,493,419)     70,653,519       3,440,714
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
   assets .............................    10,477,397     11,439,374      4,427,790     (25,504,889)     72,340,535       4,132,266
Net assets at beginning of period .....    16,629,520      5,190,146        762,356      86,511,658      14,171,123      10,038,857
                                         ------------   ------------   ------------   -------------   -------------   -------------
Net assets at end of period ...........  $ 27,106,917   $ 16,629,520   $  5,190,146   $  61,006,769   $  86,511,658   $  14,171,123
                                         ============   ============   ============   =============   =============   =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                          SMALL/MID CAP
                                                              MID CAP VALUE SUBACCOUNT                   GROWTH SUBACCOUNT
                                                        ---------------------------------------------------------------------------

                                                          1999         1998          1997          1999        1998         1997
                                                       -----------  -----------   -----------   ----------- -----------  ----------
Increase in net assets from operations:
  Net investment income .............................  $    41,579   $   75,449   $   434,660   $ 1,388,661   $ 108,037   $ 842,666
  Net realized gains (losses) .......................     (860,332)    (538,516)      101,787        13,375     232,246     297,666
  Net unrealized appreciation (depreciation) during
   the period .......................................    1,757,919     (830,390)      (39,717)   (1,001,208)    236,333    (730,748)
                                                       -----------  -----------   -----------   ----------- -----------  ----------
Net increase (decrease) in net assets resulting from
  operations ........................................      939,166   (1,293,457)      496,730       400,828     576,616     409,584
From policyholder transactions:
  Net premiums from policyholders ...................   32,024,751   18,837,112     6,323,061    11,809,133   4,563,154   8,511,081
  Net benefits to policyholders .....................  (29,579,995)  (7,855,945)   (1,089,206)   (9,775,543) (6,481,542) (6,274,668)
                                                       -----------  -----------   -----------   ----------- -----------  ----------
Net increase (decrease) in net assets resulting from
  policyholder transactions .........................    2,444,756   10,981,167     5,233,855     2,033,590  (1,918,388)  2,236,413
                                                       -----------  -----------   -----------   ----------- -----------  ----------
Net increase (decrease) in net assets ...............    3,383,922    9,687,710     5,730,585     2,434,418  (1,341,772)  2,645,997
Net assets at beginning of period ...................   15,754,611    6,066,901       336,316     7,491,413   8,833,185   6,187,188
                                                       -----------  -----------   -----------   ----------- -----------  ----------
Net assets at end of period .........................  $19,138,533  $15,754,611   $ 6,066,901   $ 9,925,831 $ 7,491,413  $8,833,185
                                                       ===========  ===========   ===========   =========== ===========  ==========
                                                         REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                     -------------------------------------  ---------------------------------------
                                                        1999         1998         1997          1999          1998         1997
                                                     ----------   ----------   -----------  ------------   -----------  -----------
Increase in net assets from operations:
  Net investment income .....................       $   515,377   $  283,067   $   232,798  $ 22,850,302   $ 8,975,814  $ 5,747,928
  Net realized gains (losses) ...............          (735,504)    (454,979)      252,095     6,207,253     2,061,212    2,390,414
  Net unrealized appreciation (depreciation)
    during the period .......................            80,925     (698,676)      (13,488)   (5,814,839)    7,759,307      435,778
                                                    -----------   ----------   -----------  ------------   -----------  -----------
Net increase (decrease) in net assets
  resulting from operations .................          (139,202)    (870,588)      471,405    23,242,716    18,796,333    8,574,120
From policyholder transactions:
  Net premiums from policyholders ...........        22,699,314    6,964,604     4,833,914   196,639,863    60,975,616   35,535,599
  Net benefits to policyholders .............       (18,093,640)  (5,513,221)   (2,393,463) (106,763,955)  (31,360,866) (21,776,809)
                                                    -----------   ----------   -----------  ------------   -----------  -----------
Net increase in net assets resulting from
  policyholder transactions .................         4,605,674    1,451,383     2,440,451    89,875,908    29,614,750   13,758,790
                                                    -----------   ----------   -----------  ------------   -----------  -----------
Net increase in net assets ..................         4,466,472      580,795     2,911,856   113,118,624    48,411,083   22,332,910
Net assets at beginning of period ...........         4,772,174    4,191,379     1,279,523    96,407,275    47,996,192   25,663,282
                                                    -----------   ----------   -----------  ------------   -----------  -----------
Net assets at end of period .................       $ 9,238,646   $4,772,174    $4,191,379  $209,525,899   $96,407,275  $47,996,192
                                                    ===========   ==========    ==========  ============   ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                       SHORT-TERM BOND
                                                            MANAGED SUBACCOUNT                            SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------
                                                    1999         1998           1997           1999           1998           1997
                                               ------------   -----------   -----------   ------------   ------------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income ....................  $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217   $   394,991
   Net realized gains (losses) ..............     2,233,258       278,186       171,318       (441,667)        24,740        35,294
   Net unrealized appreciation (depreciation)
     during the period ......................    (6,419,069)    1,791,231       715,231        (85,754)      (136,999)      (25,976)
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase in net assets resulting from
   operations ...............................     6,570,625     5,553,698     2,701,120        380,065        813,958       404,309
From policyholder transactions:
   Net premiums from policyholders ..........   113,292,872    21,019,273    16,914,475     41,259,110     27,490,588    12,911,228
   Net benefits to policyholders ............   (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)   (4,234,624)
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions .............................    79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393     8,676,604
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase (decrease) in net assets .......    85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351     9,080,913
Net assets at beginning of period ...........    40,066,692    21,775,321    11,517,261     19,246,506     12,476,155     3,395,242
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net assets at end of period .................  $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506   $12,476,155
                                               ============   ===========   ===========   ============   ============   ===========
                                                                                                  INTERNATIONAL OPPORTUNITIES
                                                        SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------
                                                   1999           1998          1997           1999          1998           1997
                                               ------------   -----------   -----------   ------------   ------------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income ....................  $    344,711   $    14,015   $   290,784   $  2,006,004   $     53,396   $    55,901
   Net realized gains (losses) ..............      (979,002)       (9,919)       75,149      1,907,809        191,495        80,782
   Net unrealized appreciation (depreciation)
     during the period ......................       325,684      (523,693)      (18,626)     3,818,953      1,108,416      (260,664)
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ................      (308,607)     (519,597)      347,307      7,732,766      1,353,307      (123,981)
From policyholder transactions:
   Net premiums from policyholders ..........    39,172,672    11,420,833     4,182,527     43,216,216     23,844,756     8,906,153
   Net benefits to policyholders ............   (30,591,417)   (4,363,378)     (897,951)   (38,372,463)   (12,275,087)   (3,655,731)
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase in net assets resulting from
   policyholder transactions ................     8,581,255     7,057,455     3,284,576      4,843,753     11,569,669     5,250,422
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net increase in net assets ..................     8,272,648     6,537,858     3,631,883     12,576,519     12,922,976     5,126,441
Net assets at beginning of period ...........    10,510,748     3,972,890       341,007     18,958,530      6,035,554       909,113
                                               ------------   -----------   -----------   ------------   ------------   -----------
Net assets at end of period .................  $ 18,783,396   $10,510,748   $ 3,972,890   $ 31,535,049   $ 18,958,530   $ 6,035,554
                                               ============   ===========   ===========   ============   ============   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                          EQUITY INDEX SUBACCOUNT                     GLOBAL BOND SUBACCOUNT
                                               -----------------------------------------   ----------------------------------------
                                                    1999           1998          1997           1999          1998           1997
                                               ------------   ------------   -----------   ------------   -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income ....................  $  5,503,450   $  1,211,729   $   378,697   $    424,767   $   283,651   $    71,030
   Net realized gains (losses) ..............     7,681,081        691,270       901,978       (204,675)       81,659         8,335
   Net unrealized appreciation (depreciation)
     during the period ......................     4,678,509      6,098,919       392,256       (433,526)       43,608       (11,727)
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ................    17,863,040      8,001,918     1,672,931       (213,434)      408,918        67,638
From policyholder transactions:
   Net premiums from policyholders ..........   225,994,914     60,690,933    23,412,687     11,387,398     9,258,713     1,828,179
   Net benefits to policyholders ............  (147,909,470)   (31,166,123)   (9,622,006)   (10,615,019)   (3,008,341)     (534,164)
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase in net assets resulting
   from policyholder transactions ...........    78,085,444     29,524,810    13,790,681        772,379     6,250,372     1,294,015
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase in net assets ..................    95,948,484     37,526,728    15,463,612        558,945     6,659,290     1,361,653
Net assets at beginning of period ...........    53,964,647     16,437,919       974,307      8,279,571     1,620,281       258,628
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net assets at end of period .................  $149,913,131   $ 53,964,647   $16,437,919   $  8,838,516   $ 8,279,571   $ 1,620,281
                                               ============   ============   ===========   ============   ===========   ===========

                                                                                                       BRANDES INTERNATIONAL
                                                       TURNER CORE GROWTH SUBACCOUNT                     EQUITY SUBACCOUNT
                                               -----------------------------------------   ----------------------------------------
                                                   1999           1998          1997           1999          1998          1997
                                               ------------   ------------   -----------   ------------   -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income ....................  $  1,315,438   $     77,203   $    87,289   $    515,681   $   343,646   $    25,175
   Net realized gains .......................     1,038,462        156,278        76,711        507,727        89,337        12,541
   Net unrealized appreciation (depreciation)
     during the period ......................     1,626,646        562,620        32,626      3,486,097        91,915       (26,022)
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase in net assets resulting
   from operations ..........................     3,980,546        796,101       196,626      4,509,505       524,898        11,694
From policyholder transactions:
   Net premiums from policyholders ..........    23,098,524      4,779,974       743,622     12,134,533     5,520,633     2,484,010
   Net benefits to policyholders ............    (9,308,254)    (1,690,860)     (580,027)    (5,569,496)   (2,041,375)   (1,088,249)
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase in net assets resulting
   from policyholder transactions ...........    13,790,270      3,089,114       163,595      6,565,037     3,479,258     1,395,761
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net increase in net assets ..................    17,770,816      3,885,215       360,221     11,074,542     4,004,156     1,407,455
Net assets at beginning of period ...........     4,900,189      1,014,974       654,753      6,340,754     2,336,598       929,143
                                               ------------   ------------   -----------   ------------   -----------   -----------
Net assets at end of period .................  $ 22,671,005   $  4,900,189   $ 1,014,974   $ 17,415,296   $ 6,340,754   $ 2,336,598
                                               ============   ============   ===========   ============   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                     FRONTIER CAPITAL APPRECIATION                       ENHANCED U.S.
                                                               SUBACCOUNT                              EQUITY SUBACCOUNT
                                            ------------------------------------------   ------------------------------------------
                                                1999           1998           1997           1999           1998           1997*
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
     operations:
   Net investment income .................  $    449,994   $      9,897   $    118,150   $    518,137   $     68,233   $     14,857
   Net realized gains (losses) ...........       624,068       (445,752)       614,358        264,436         87,723          4,177
   Net unrealized appreciation
     (depreciation) during the period ....     3,431,408        432,064       (368,570)       151,562         89,677          6,844
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations .............     4,505,470         (3,791)       363,938        934,135        245,633         25,878
From policyholder transactions:
   Net premiums from policyholders .......    25,135,447     13,982,031     10,030,418      6,480,741      3,031,309        475,503
Net benefits to policyholders ............   (22,331,613)    (9,695,520)    (5,969,436)    (3,151,279)    (1,299,530)        (4,176)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
   from policyholder transactions ........     2,803,834      4,286,511      4,060,982      3,329,462      1,731,779        471,327
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ...............     7,309,304      4,282,720      4,424,920      4,263,597      1,977,412        497,205
Net assets at beginning of period ........     9,675,718      5,392,998        968,078      2,474,617        497,205              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ..............  $ 16,985,022   $  9,675,718   $  5,392,998   $  6,738,214   $  2,474,617   $    497,205
                                            ============   ============   ============   ============   ============   ============

                                                 EMERGING MARKETS                 GLOBAL EQUITY                BOND INDEX
                                                 EQUITY SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                            ---------------------------   ---------------------------   ---------------------------
                                                1999          1998**           1999          1998**         1999         1998**
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
     operations:
   Net investment income .................  $    132,259   $        135   $      4,204   $        152   $    130,136   $     22,905
   Net realized gains (losses) ...........       663,998        (45,975)        82,873        (21,835)      (104,174)         1,002
   Net unrealized appreciation
   (depreciation) during the period ......       432,248          2,289         47,295          4,812        (78,192)       (10,217)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   resulting from operations .............     1,228,505        (43,551)       134,372        (16,871)       (52,230)        13,690
From policyholder transactions:
   Net premiums from policyholders .......    18,579,194      2,434,226      3,151,983      2,372,034      6,471,518      1,176,234
   Net benefits to policyholders .........   (16,271,324)    (2,203,670)    (2,613,505)    (2,191,135)    (2,358,694)      (124,467)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
   from policyholder transactions ........     2,307,870        230,556        538,478        180,899      4,112,824      1,051,767
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets ...............     3,536,375        187,005        672,850        164,028      4,060,594      1,065,457
Net assets at beginning of period ........       187,005              0        164,028              0      1,065,457              0
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period ..............  $  3,723,380   $    187,005   $    836,878   $    164,028   $  5,126,051   $  1,065,457
                                            ============   ============   ============   ============   ============   ============

------------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S
               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                    SMALL/MID CAP Core         HIGH YIELD BOND
                                                                                        SUBACCOUNT                SUBACCOUNT
                                                                                ------------------------- -------------------------
                                                                                    1999         1998**      1999          1998**
                                                                                ------------  ----------- ------------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ..............................................  $     52,711  $     (535) $    340,435  $    86,759
   Net realized gains (losses) ...............................................        65,733     (25,196)       42,365       64,824
   Net unrealized appreciation (depreciation) during the period ..............       (10,735)     18,718      (139,659)     149,416
                                                                                ------------  ----------  ------------  -----------
Net increase (decrease) in net assets resulting from operations ..............       107,709      (7,013)      243,141      300,999
From policyholder transactions:
   Net premiums from policyholders ...........................................     5,817,483   1,089,030    19,870,990    6,683,673
   Net benefits to policyholders .............................................    (5,611,532)   (778,864)  (20,368,501)  (2,457,088)
                                                                                ------------  ----------  ------------  -----------
Net increase (decrease) in net assets resulting
   from policyholder transactions.............................................       205,951     310,166      (497,511)   4,226,585
                                                                                ------------  ----------  ------------  -----------
Net increase (decrease) in net assets ........................................       313,660     303,153      (254,370)   4,527,584
Net assets at beginning of period ............................................       303,153           0     4,527,584            0
                                                                                ------------  ----------  ------------  -----------
Net assets at end of period ..................................................  $    616,813  $  303,153  $  4,273,214  $ 4,527,584
                                                                                ============  ==========  ============  ===========

-------------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

1.  Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series TrustI (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.  Significant Accounting Policies

   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   Transaction with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


            PORTFOLIO               SHARES OWNED       COST            VALUE
                                    ------------    ------------    ------------
Large Cap Growth ................      4,226,550    $108,181,136    $115,521,551
Sovereign Bond ..................      4,200,440      40,512,273      38,321,473
International Equity Index ......      1,689,937      29,224,059      33,198,674
Small Cap Growth ................      1,622,919      25,907,535      31,022,828
International Balanced ..........        428,930       4,680,715       4,591,856
Mid Cap Growth ..................      2,172,468      46,744,046      63,499,616
Large Cap Value .................      2,009,306      28,839,671      27,106,917
Money Market ....................      6,100,677      61,006,768      61,006,769
Mid Cap Value ...................      1,497,913      18,236,811      19,138,533
Small/Mid Cap Growth ............        707,222      10,888,164       9,925,831
Real Estate Equity ..............        805,182       9,643,804       9,238,646
Growth & Income .................     10,470,370     207,387,033     209,525,899
Managed .........................      8,137,552     130,087,567     125,710,809
Short-Term Bond .................      1,206,452      11,963,663      11,728,988
Small Cap Value .................      1,720,546      18,985,985      18,783,396
International Opportunities .....      2,078,452      26,831,679      31,535,049
Equity Index ....................      7,327,855     138,687,664     149,913,131
Global Bond .....................        900,154       9,240,752       8,838,516
Turner Core Growth ..............        988,705      20,433,059      22,671,005
Brandes International Equity ....      1,122,129      13,875,593      17,415,296
Frontier Capital Appreciation ...        804,225      13,485,020      16,985,022
Enhanced U.S. Equity ............        321,327       6,490,133       6,738,214
Emerging Markets Equity .........        303,646       3,288,843       3,723,380
Global Equity ...................         68,965         784,773         836,878
Bond Index ......................        550,115       5,214,459       5,126,051
Small/Mid Cap CORE ..............         62,841         608,830         616,813
High Yield Bond .................        475,514       4,263,457       4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

            PORTFOLIO                       PURCHASES                 SALES
            ---------                      ------------           ------------
Large Cap Growth ....................      $ 62,265,535           $ 14,711,539
Sovereign Bond ......................        38,288,617             29,280,010
International Equity Index ..........        32,519,440             17,541,313
Small Cap Growth ....................        27,757,302             12,281,978
International Balanced ..............         3,415,587              1,768,784
Mid Cap Growth ......................        45,338,211             14,783,738
Large Cap Value .....................        22,257,609             10,304,554
Money Market ........................       304,141,849            329,646,739
Mid Cap Value .......................        15,413,952             12,927,617
Small/Mid Cap Growth ................         8,759,614              5,337,363
Real Estate Equity ..................        13,375,520              8,254,469
Growth & Income .....................       144,949,345             32,223,136
Managed .............................       111,633,323             21,803,394
Short-Term Bond .....................        17,352,671             24,342,768
Small Cap Value .....................        16,062,747              7,136,780
International Opportunities .........        24,767,973             17,918,215
Equity Index ........................       124,086,502             40,497,607
Global Bond .........................        10,322,531              9,125,384
Turner Core Growth ..................        20,980,047              5,874,338
Brandes International Equity ........        10,664,333              3,583,615
Frontier Capital Appreciation .......        13,387,462             10,133,633
Enhanced U.S. Equity ................         5,925,334              2,077,734
Emerging Markets Equity .............         9,682,573              7,242,444
Global Equity .......................         2,167,637              1,624,954
Bond Index ..........................         5,900,997              1,658,038
Small/Mid Cap CORE ..................         3,312,578              3,053,916
High Yield Bond .....................        11,898,171             12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5.   Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:

                                            VEP CLASS #1                     VEP CLASS #2                     VEP CLASS #3
                                    ----------------------------     ----------------------------     ----------------------------
                                    ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION
            PORTFOLIO                  SHARES       SHARE VALUES        SHARES       SHARE VALUES        SHARES       SHARE VALUES
            ---------               ------------    ------------     ------------    ------------     ------------    ------------
Large Cap Growth ................     432,627          $34.19          442,008          $34.29          156,934          $34.39
Sovereign Bond ..................     226,496           13.80          170,995           13.84           28,389           13.88
International Equity Index ......     205,346           17.52          163,712           17.58            4,631           17.63
Small Cap Growth ................     151,029           21.68          131,551           21.71           42,832           21.76
International Balanced ..........      21,487           13.28           25,817           13.30           12,453           13.33
Mid Cap Growth ..................     202,405           35.56          145,034           35.62           45,513           35.69
Large Cap Value .................     191,629           16.15          140,376           16.18            4,476           16.21
Money Market ....................     613,611           13.08        1,102,161           13.12          347,735           13.15
Mid Cap Value ...................     106,938           14.05           45,955           14.08            2,990           14.10
Small/Mid Cap Growth ............      83,852           19.77           90,674           19.83           41,701           19.88
Real Estate Equity ..............      94,768           14.40           68,355           14.44            2,732           14.49
Growth & Income .................     945,411           30.90          579,234           31.00          212,540           31.09
Managed .........................     554,374           20.88          279,936           20.94           23,988           21.00
Short-Term Bond .................      94,078           12.97           84,892           13.00            7,712           13.04
Small Cap Value .................     114,641           12.30           82,461           12.33           55,278           12.35
International Opportunities .....     115,902           16.52          159,219           16.55            2,521           16.58
Equity Index ....................     442,683           23.06          565,394           23.10          189,577           23.14
Global Bond .....................      55,090           12.15           48,036           12.17           16,751           12.19
Turner Core Growth ..............      31,697           28.29           15,337           28.36               --              --
Brandes International Equity ....      18,319           16.91           33,342           16.94               --              --
Frontier Capital Appreciation ...      20,409           22.75           13,182           22.80               --              --
Enhanced U.S. Equity ............       3,102           17.47               --           17.50               --              --
Emerging Markets Equity .........      31,332           12.77          114,481           12.78            4,803           12.79
Global Equity ...................      11,223           12.22           15,873           12.23              777           12.24
Bond Index ......................      99,617           10.34           99,264           10.34           64,039           10.35
Small/Mid Cap CORE ..............      12,833           10.76            3,271           10.77            4,416           10.78
High Yield Bond .................      51,021           10.09           40,169           10.10               --              --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                   NOTES TO FINANCIAL STATEMENTS--(continued)


                                           V COLI CLASS #4                  V COLI CLASS #5                   V COLI CLASS #6
                                    ----------------------------     ----------------------------     ----------------------------
                                    ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION
            PORTFOLIO                  SHARES       SHARE VALUES        SHARES       SHARE VALUES        SHARES       SHARE VALUES
            ---------               ------------    ------------     ------------    ------------     ------------    ------------
Large Cap Growth ................     646,018          $34.50          282,553          $34.49          252,596          $34.52
Sovereign Bond ..................      17,426           14.64          538,047           14.66          335,449           14.67
International Equity Index ......      63,956           16.24          130,903           16.26          235,165           16.28
Small Cap Growth ................      90,088           22.04           39,929           22.05           38,804           22.07
International Balanced ..........      68,220           13.50            6,065           13.51           54,964           13.52
Mid Cap Growth ..................     146,264           36.15          124,116           36.18            5,992           36.19
Large Cap Value .................     151,753           16.42          133,066           16.43          416,273           16.44
Money Market ....................     218,714           13.01            5,906           13.02          136,140           13.04
Mid Cap Value ...................      69,726           14.29           24,485           14.30          281,375           14.30
Small/Mid Cap Growth ............      27,983           19.77              958           19.79           42,902           19.81
Real Estate Equity ..............      58,475           14.92            4,323           14.93          203,728           14.95
Growth & Income .................     641,268           30.84          447,326           30.87           16,723           30.91
Managed .........................     162,478           21.64           83,071           21.66          150,514           21.68
Short-Term Bond .................      99,163           13.21          351,710           13.22               --              --
Small Cap Value .................      32,245           12.51           49,419           12.52          281,896           12.53
International Opportunities .....     203,225           16.80          157,727           16.80           74,340           16.81
Equity Index ....................     324,024           23.44           37,253           23.46          533,298           23.47
Global Bond .....................      54,500           12.35            9,809           12.36               --              --
Turner Core Growth ..............       7,772           28.80           12,496           28.83               --              --
Brandes International Equity ....     104,626           17.21           81,372           17.23           42,458           17.25
Frontier Capital Appreciation ...      74,553           23.16           62,806           23.18               --              --
Enhanced U.S. Equity ............      13,962           17.68                1           17.68               --              --
Emerging Markets Equity .........          --              --           24,692           12.87               --              --
Global Equity ...................          --              --               --           12.32               --              --
Bond Index ......................       2,519           10.42           10,132           10.42               --              --
Small/Mid Cap CORE ..............          --              --               --           10.84               --              --
High Yield Bond .................       1,998           10.18              310           10.18           85,180           10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                  MEDALLION EXECUTIVE VLI CLASS #7           MVEP CLASS #8                    MVUL CLASS #9
                                  --------------------------------   ----------------------------     ----------------------------
                                    ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION
            PORTFOLIO                  SHARES       SHARE VALUES        SHARES       SHARE VALUES        SHARES       SHARE VALUES
            ---------             ---------------  ---------------   ------------    ------------     ------------    ------------
Large Cap Growth ................      92,840          $79.68            781,223          $24.82          213,207          $22.10
Sovereign Bond ..................      57,389           23.69            765,173           12.44          500,049           11.71
International Equity Index ......     113,572           27.55            780,218           15.05          200,089           15.54
Small Cap Growth ................     193,672           21.70            298,417           21.90          197,401           24.61
International Balanced ..........      52,288           13.29             41,158           13.41           36,634           12.85
Mid Cap Growth ..................     168,579           35.59            383,762           35.92          103,210           39.83
Large Cap Value .................     269,931           16.17            125,284           16.31          115,052           13.95
Money Market ....................     280,073           18.10            339,940           11.94          435,648           11.42
Mid Cap Value ...................     412,439           14.06            242,213           14.19           70,954           12.00
Small/Mid Cap Growth ............       3,416           19.80            257,950           12.63           33,652           12.85
Real Estate Equity ..............      39,901           22.14            116,040           12.27           38,147            9.54
Growth & Income .................     828,857           68.13          1,383,220           21.88          552,475           19.13
Managed .........................   2,321,332           39.65            236,592           16.81          102,294           15.37
Short-Term Bond .................      63,598           12.99             63,326           11.93           95,428           11.43
Small Cap Value .................     473,526           12.32            281,097           12.43           87,362           11.80
International Opportunities .....     559,454           16.54            227,841           16.68          335,763           15.97
Equity Index ....................     477,728           23.08          1,251,427           23.29          598,377           19.87
Global Bond .....................     146,786           12.16             62,185           12.27          258,673           11.58
Turner Core Growth ..............          --              --            229,705           25.66           76,087           24.67
Brandes International
   Equity .......................          --              --            495,542           16.53           58,572           17.67
Frontier Capital
   Appreciation .................          --              --            405,890           19.23          119,967           18.62
Enhanced U.S. Equity ............          --              --            145,784           17.59          139,459           17.59
Emerging Markets Equity .........      45,954           12.77             18,062           12.82           40,257           12.82
Global Equity ...................       2,967           12.23              4,588           12.28           29,228           12.28
Bond Index ......................      18,855           10.34             12,439           10.38              185           10.38
Small/Mid Cap CORE ..............          --              --             16,742           10.81              477           10.81
High Yield Bond .................      34,470           10.10             82,547           10.14           72,026           10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                         MVUL 98 CLASS #10                MVEP 98 CLASS #11                MEVL II CLASS #12
                                    ----------------------------     ----------------------------     ----------------------------
                                    ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION     ACCUMULATION    ACCUMULATION
            PORTFOLIO                  SHARES       SHARE VALUES        SHARES       SHARE VALUES        SHARES       SHARE VALUES
            ---------               ------------    ------------     ------------    ------------     ------------    ------------
Large Cap Growth ................     221,057          $22.10          133,186          $24.82             --              --
Sovereign Bond ..................     122,492           11.71           96,742           12.44             --              --
International Equity Index ......      40,197           15.54           68,833           15.05             --              --
Small Cap Growth ................     158,068           24.61           34,357           21.90             --              --
International Balanced ..........      22,819           12.85            3,040           13.41             --              --
Mid Cap Growth ..................     291,628           39.83          111,636           35.92             --              --
Large Cap Value .................      66,485           13.95           73,993           16.31             --              --
Money Market ....................     575,670           11.42          718,107           11.94             --              --
Mid Cap Value ...................      62,352           11.99           52,021           14.19             --              --
Small/Mid Cap Growth ............      15,710           12.85           20,460           12.63             --              --
Real Estate Equity ..............      10,691            9.54            7,405           12.27             --              --
Growth & Income .................   1,047,922           19.13          196,321           21.88             --              --
Managed .........................      55,779           15.37           43,618           16.81             --              --
Short-Term Bond .................      26,887           11.43           31,697           11.93             --              --
Small Cap Value .................      22,247           11.80           40,374           12.43             --              --
International Opportunities .....      39,238           15.97           35,379           16.68             --              --
Equity Index ....................   1,960,860           19.87          440,030           23.29             --              --
Global Bond .....................      35,346           11.58           51,458           12.27             --              --
Turner Core Growth ..............     377,311           24.67          142,883           25.66             --              --
Brandes International Equity ....      82,135           17.67          116,504           16.53             --              --
Frontier Capital Appreciation ...      90,807           18.62           69,320           20.00             --              --
Enhanced U.S. Equity ............      48,887           17.59           30,852           17.59             --              --
Emerging Markets Equity .........       7,584           12.82            3,832           12.82             --              --
Global Equity ...................       1,070           12.28            2,561           12.28             --              --
Bond Index ......................     137,733           10.38           46,924           10.38             --              --
Small/Mid Cap CORE ..............      10,536           10.81            8,881           10.81             --              --
High Yield Bond .................      15,036           10.14           38,875           10.14             --              --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                           VEP CLASS #13
                                    ----------------------------
                                    ACCUMULATION    ACCUMULATION
            PORTFOLIO                  SHARES       SHARE VALUES
            ---------               ------------    ------------
Large Cap Growth ................        --              --
Sovereign Bond ..................        --              --
International Equity Index ......        --              --
Small Cap Growth ................        --              --
International Balanced ..........        --              --
Mid Cap Growth ..................        --              --
Large Cap Value .................        --              --
Money Market ....................        --              --
Mid Cap Value ...................        --              --
Small/Mid Cap Growth ............        --              --
Real Estate Equity ..............        --              --
Growth & Income .................        --              --
Managed .........................        --              --
Short-Term Bond .................        --              --
Small Cap Value .................        --              --
International Opportunities .....        --              --
Equity Index ....................        --              --
Global Bond .....................        --              --
Turner Core Growth ..............        --              --
Brandes International Equity ....        --              --
Frontier Capital Appreciation ...        --              --
Enhanced U.S. Equity ............        --              --
Emerging Markets Equity .........        --              --
Global Equity ...................        --              --
Bond Index ......................        --              --
Small/Mid Cap CORE ..............        --              --
High Yield Bond .................        --              --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page

Account ...................................................................  34
account value .............................................................   9
Additional Sum Insured ....................................................  16
annual processing date ....................................................  17
asset-based risk charge ...................................................  10
attained age ..............................................................  10
Basic Sum Insured .........................................................  16
beneficiary ...............................................................  45
business day ..............................................................  35
changing Option A or B ....................................................  19
changing the Total Sum Insured ............................................  19
charges ...................................................................   9
Code ......................................................................  41
cost of insurance rates ...................................................  10
date of issue .............................................................  36
death benefit .............................................................   5
deductions ................................................................   9
dollar cost averaging .....................................................  14
expenses of the Trusts ....................................................  11
fixed investment option ...................................................  35
full surrender ............................................................  15
fund ......................................................................   2
grace period ..............................................................   7
guaranteed minimum death benefit ..........................................   7
Guaranteed Minimum Death Benefit
   Premium ................................................................   8
insurance charge ..........................................................  10
insured person ............................................................   5
investment options ........................................................   1
JHVLICO ...................................................................  34
lapse .....................................................................   7
loan ......................................................................  15
loan interest .............................................................  15
maximum premiums ..........................................................   6
Minimum Initial Premium ...................................................  35
minimum insurance amount ..................................................  17
minimum premiums ..........................................................   6
modified endowment ........................................................  42
monthly deduction date ....................................................  36
Option A; Option B ........................................................  16
optional rider benefits ...................................................  18
optional extra death benefit feature ......................................  17
owner .....................................................................   5
partial withdrawal ........................................................  15
partial withdrawal charge .................................................  11 payment options ...........................................................  20
Planned Premium ...........................................................   7
policy anniversary ........................................................  36
policy split option .......................................................  18
policy year ...............................................................  36
premium; premium payment ..................................................   5
prospectus ................................................................   3
receive; receipt ..........................................................  22
reinstate; reinstatement ..................................................   7
sales charges .............................................................   9
SEC .......................................................................   2
Separate Account S ........................................................  34
Servicing Office ..........................................................   2
special loan account ......................................................  15
subaccount ................................................................  34
surrender .................................................................  15

surrender value ...........................................................  15
Target Premium ............................................................  10
tax considerations ........................................................  41
telephone transfers .......................................................  22
Total Sum Insured .........................................................  16
transfers of account value ................................................  14
Trusts ....................................................................   2
variable investment options ...............................................   1
we; us ....................................................................  34
withdrawal ................................................................  15
withdrawal charges ........................................................  11
you; your .................................................................   5

                          PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                       MEDALLION VARIABLE UNIVERSAL LIFE II
--------------------------------------------------------------------------------

               a flexible premium variable life insurance policy
                                   issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                        MANAGED BY
  --------------------------                        ----------
  Managed......................................     Independence Investment Associates, Inc.
  Growth & Income..............................     Independence Investment Associates, Inc.
  Equity Index.................................     State Street Global Advisors
  Large Cap Value .............................     T. Rowe Price Associates, Inc.
  Large Cap Growth.............................     Independence Investment Associates, Inc.
  Mid Cap Value................................     Neuberger Berman, LLC
  Mid Cap Growth...............................     Janus Capital Corporation
  Real Estate Equity...........................     Independence Investment Associates, Inc. and Morgan
                                                     Stanley Dean Witter Investment Management, Inc.
  Small/Mid Cap CORE...........................     Goldman Sachs Asset Management
  Small/Mid Cap Growth.........................     Wellington Management Company, LLP
  Small Cap Value..............................     INVESCO Management & Research, Inc.
  Small Cap Growth.............................     John Hancock Advisers, Inc.
  Global Balanced..............................     Brinson Partners, Inc.
  International Equity Index...................     Independence International Associates, Inc.
  International Opportunities..................     Rowe Price-Fleming International, Inc.
  Emerging Markets Equity......................     Morgan Stanley Dean Witter Investment Management, Inc.
  Short-Term Bond..............................     Independence Investment Associates, Inc.
  Bond Index...................................     Mellon Bond Associates, LLP
  Active Bond..................................     John Hancock Advisers, Inc.
  Global Bond..................................     J.P. Morgan Investment Management, Inc.
  High Yield Bond..............................     Wellington Management Company, LLP
  Money Market.................................     John Hancock Life Insurance Company
----------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds").

     The Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Trust. The Trust prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.



                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------

                 Express Delivery                   U.S. Mail
                 ----------------                   ---------
              529 Main Street (X-4)               P.O. Box 111
              Charlestown, MA 02129             Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

        . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

        . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

        . Behind the illustrations is a section called "Additional Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                           ---
            Information section. A table of contents for the Additional Information section appears on page 32.

        . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 46.

        . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 112.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectus for the Trust begins.

                               BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                       Beginning on page
--------                                                                       -----------------
 .What is the policy?.........................................................          5
 .Who owns the policy?........................................................          5
 .How can you invest money in the policy?.....................................          5
 .Is there a minimum amount you must invest?..................................          6
 .How will the value of your investment in the policy change over time?.......          8
 .What charges will we deduct from your investment in the policy?.............          9
 .What charges will the Trust deduct from your investment in the policy?......         11
 .What other charges can we impose in the future?.............................         13
 .How can you change your policy's investment allocations?....................         14
 .How can you access your investment in the policy?...........................         15
 .How much will we pay when the insured person dies?..........................         16
 .Can you add additional benefit riders?......................................         18
 .How can you change your policy's insurance coverage?........................         20
 .Can you cancel your policy after it's issued?...............................         21
 .Can you choose the form in which we pay out policy proceeds?................         21
 .To what extent can we vary the terms and conditions of the
  policies in particular cases?..............................................         22
 .How will your policy be treated for income tax purposes?....................         22
 .How do you communicate with us?.............................................         23

WHAT IS THE POLICY?

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

        . Determine when and how much you invest in the various investment options

        .  Borrow or withdraw amounts you have in the investment options

        .  Change the beneficiary who will receive the death benefit

        .  Change the amount of insurance

        . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

        . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 39. Also, we may refuse to accept any amount of an additional premium if:

        . that amount of premium would increase our insurance risk exposure, and

        . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

        .  by wire or by exchange from another insurance company,

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                  -------

        . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your state):

        . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

        . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

     The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

     The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page
16). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and Reinstatement".

Lapse and Reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the GDB Premium described in your policy.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" on page 9.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

       . the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       . minus all charges we deduct, and

       . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
  --------------
  that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge is
  --------------------
  4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative costs.
  ------------------
  This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum

  Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of
                               -------
  insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 16).

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks we
  -----------------------
  assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1 - 10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .050% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
  ------------------------
  benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional Sum
  --------------------
  Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy
  -----------------------------------------
  lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

  POLICY YEAR(S)              PERCENTAGE OF FIRST YEAR TARGET PREMIUM
  --------------              ---------------------------------------
      1-5                                  100%
      6                                     80%
      7                                     70%
      8                                     60%
      9                                     40%
     10                                     20%
     11 and later                            0%

The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With    Operating   Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed.................................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income.........................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index............................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value.........................     0.74%           N/A              0.10%         0.84%           0.11%
Large Cap Growth........................     0.36%           N/A              0.03%         0.39%           0.03%
Mid Cap Value...........................     0.80%           N/A              0.10%         0.90%           0.12%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1) - CONTINUED:
Mid Cap Growth.........................      0.82%           N/A              0.10%         0.92%           0.11%
Real Estate Equity.....................      0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE.....................      0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................      0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value........................      0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth.......................      0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *......................      0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.............      0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............      0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................      1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................      0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................      0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................      0.25%           N/A              0.03%         0.28%           0.03%
Global Bond............................      0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................      0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................      0.25%           N/A              0.06%         0.31%           0.06%



NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

   * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

     Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .  You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

   We reserve the right to impose limits on:

 .  the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 .  the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

   This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

       .  We first determine the surrender value of your policy.

       . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

       . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

       .  We then subtract the third item above from the second item above.

     The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

       . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

       . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

       . Option A - The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

       . Option B - The death benefit will equal the greater of (1) the Total Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 39). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

CAN YOU ADD ADDITIONAL BENEFIT RIDERS?

     When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 39). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 .  Age 100 Waiver of Charges Rider - Provides for the continuation of the Total
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 .  Children's Insurance Benefit Rider - Provides term insurance up through age
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

Benefits under the Long-Term Care Acceleration rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the Business Day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 14 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

In certain marketing materials, the policy and this rider may be referred to as "Unison." If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

        . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

     You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

       . the remaining Basic Sum Insured will be at least $100,000, and

       . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

       . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

Change of death benefit option

     If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

     If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

     Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

     Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

        .  JHVLICO at one of the addresses shown on page 2, or

        .  the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

        .  Option 1 - Proceeds left with us to accumulate with interest

        . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

        .  Option 2B - Equal monthly payments for a specified period of time

        . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

        .  Option 4 - Equal monthly payments for life with no refund

        . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning of page 39.

HOW DO YOU COMMUNICATE WITH US?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

       .  loans, surrenders or partial withdrawals

       .  transfers of account value among investment options

       . change of allocation among investment options for new premium payments

       .  change of death benefit option

       .  increase or decrease in Total Sum Insured

       .  change of beneficiary

       .  election of payment option for policy proceeds

       .  tax withholding elections

       .  election of telephone transaction privilege.

     You should mail or express these requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the twentieth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected.

     With respect to fees and expenses deducted from assets of the Trust, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other operating expenses of the Trust equivalent to an effective annual rate of 0.11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  274   $   303   $    332    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       767       850        937         7        90         177
   3           2,516      100,000   100,000   100,000     1,239     1,407      1,590       479       647         830
   4           3,439      100,000   100,000   100,000     1,692     1,977      2,298       932     1,217       1,538
   5           4,409      100,000   100,000   100,000     2,124     2,558      3,066     1,364     1,798       2,306
   6           5,428      100,000   100,000   100,000     2,536     3,151      3,900     1,928     2,543       3,292
   7           6,497      100,000   100,000   100,000     2,930     3,758      4,809     2,398     3,226       4,277
   8           7,620      100,000   100,000   100,000     3,304     4,380      5,800     2,848     3,924       5,344
   9           8,799      100,000   100,000   100,000     3,660     5,016      6,883     3,356     4,712       6,579
  10          10,037      100,000   100,000   100,000     3,997     5,669      8,068     3,845     5,517       7,916
  11          11,337      100,000   100,000   100,000     4,355     6,382      9,417     4,355     6,382       9,417
  12          12,702      100,000   100,000   100,000     4,695     7,118     10,901     4,695     7,118      10,901
  13          14,135      100,000   100,000   100,000     5,019     7,878     12,537     5,019     7,878      12,537
  14          15,640      100,000   100,000   100,000     5,330     8,667     14,345     5,330     8,667      14,345
  15          17,220      100,000   100,000   100,000     5,632     9,490     16,348     5,632     9,490      16,348
  16          18,879      100,000   100,000   100,000     5,929    10,354     18,574     5,929    10,354      18,574
  17          20,621      100,000   100,000   100,000     6,174    11,214     21,003     6,174    11,214      21,003
  18          22,450      100,000   100,000   100,000     6,385    12,088     23,679     6,385    12,088      23,679
  19          24,370      100,000   100,000   100,000     6,558    12,975     26,627     6,558    12,975      26,627
  20          26,387      100,000   100,000   100,000     6,700    13,882     29,888     6,700    13,882      29,888
  25          38,086      100,000   100,000   100,000     6,842    18,667     52,322     6,842    18,667      52,322
  30          53,018      100,000   100,000   109,126     6,244    24,274     90,938     6,244    24,274      90,938
  35          72,076           **   100,000   179,385     4,418    30,640    155,987     4,418    30,640     155,987
  40          96,398           **   100,000   276,855        **    35,126    263,672        **    35,126     263,672
  45         127,441           **   100,000   466,188        **    37,880    443,988        **    37,880     443,988


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   100,633        **        **     87,507        **        **      87,507
  40          96,398           **        **   149,767        **        **    142,635        **        **     142,635
  45         127,441           **        **   242,572        **        **    231,021        **        **     231,021

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,217  $100,243  $100,269    $  217   $   243   $    269    $    0   $     0    $      0
   2           1,636      100,660   100,734   100,812       660       734        812         0         0          52
   3           2,516      101,087   101,237   101,399     1,087     1,237      1,399       327       477         639
   4           3,439      101,496   101,750   102,036     1,496     1,750      2,036       736       990       1,276
   5           4,409      101,885   102,272   102,724     1,885     2,272      2,724     1,125     1,512       1,964
   6           5,428      102,255   102,802   103,469     2,255     2,802      3,469     1,647     2,194       2,861
   7           6,497      102,602   103,339   104,273     2,602     3,339      4,273     2,070     2,807       3,741
   8           7,620      102,926   103,882   105,142     2,926     3,882      5,142     2,470     3,426       4,686
   9           8,799      103,226   104,428   106,081     3,226     4,428      6,081     2,922     4,124       5,777
  10          10,037      103,500   104,977   107,096     3,500     4,977      7,096     3,348     4,825       6,944
  11          11,337      103,783   105,568   108,239     3,783     5,568      8,239     3,783     5,568       8,239
  12          12,702      104,042   106,165   109,482     4,042     6,165      9,482     4,042     6,165       9,482
  13          14,135      104,273   106,766   110,833     4,273     6,766     10,833     4,273     6,766      10,833
  14          15,640      104,474   107,368   112,302     4,474     7,368     12,302     4,474     7,368      12,302
  15          17,220      104,645   107,970   113,897     4,645     7,970     13,897     4,645     7,970      13,897
  16          18,879      104,843   108,632   115,697     4,843     8,632     15,697     4,843     8,632      15,697
  17          20,621      104,997   109,282   117,648     4,997     9,282     17,648     4,997     9,282      17,648
  18          22,450      105,096   109,909   119,752     5,096     9,909     19,752     5,096     9,909      19,752
  19          24,370      105,134   110,506   122,022     5,134    10,506     22,022     5,134    10,506      22,022
  20          26,387      105,115   111,072   124,478     5,115    11,072     24,478     5,115    11,072      24,478
  25          38,086      104,433   113,704   140,677     4,433    13,704     40,677     4,433    13,704      40,677
  30          53,018      102,724   115,876   166,584     2,724    15,876     66,584     2,724    15,876      66,584
  35          72,076            0   116,166   207,244         0    16,166    107,244         0    16,166     107,244
  40          96,398            0   112,112   270,422         0    12,112    170,422         0    12,112     170,422
  45         127,441            0   100,471   369,026         0       471    269,026         0       471     269,026

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,190  $100,216  $100,241    $  190    $  216    $   241    $    0    $    0     $     0
   2           1,636      100,607   100,677   100,751       607       677        751         0         0           0
   3           2,516      101,006   101,147   101,301     1,006     1,147      1,301       246       387         541
   4           3,439      101,386   101,625   101,895     1,386     1,625      1,895       626       865       1,135
   5           4,409      101,747   102,109   102,533     1,747     2,109      2,533       987     1,349       1,773
   6           5,428      102,086   102,598   103,221     2,086     2,598      3,221     1,478     1,990       2,613
   7           6,497      102,403   103,090   103,961     2,403     3,090      3,961     1,871     2,558       3,429
   8           7,620      102,696   103,584   104,756     2,696     3,584      4,756     2,240     3,128       4,300
   9           8,799      102,963   104,077   105,609     2,963     4,077      5,609     2,659     3,773       5,305
  10          10,037      103,206   104,570   106,527     3,206     4,570      6,527     3,054     4,418       6,375
  11          11,337      103,419   105,058   107,511     3,419     5,058      7,511     3,419     5,058       7,511
  12          12,702      103,602   105,539   108,567     3,602     5,539      8,567     3,602     5,539       8,567
  13          14,135      103,754   106,010   109,699     3,754     6,010      9,699     3,754     6,010       9,699
  14          15,640      103,871   106,470   110,914     3,871     6,470     10,914     3,871     6,470      10,914
  15          17,220      103,953   106,914   112,215     3,953     6,914     12,215     3,953     6,914      12,215
  16          18,879      103,996   107,339   113,609     3,996     7,339     13,609     3,996     7,339      13,609
  17          20,621      103,995   107,736   115,098     3,995     7,736     15,098     3,995     7,736      15,098
  18          22,450      103,943   108,098   116,683     3,943     8,098     16,683     3,943     8,098      16,683
  19          24,370      103,836   108,418   118,370     3,836     8,418     18,370     3,836     8,418      18,370
  20          26,387      103,664   108,682   120,157     3,664     8,682     20,157     3,664     8,682      20,157
  25          38,086      101,641   108,839   130,719     1,641     8,839     30,719     1,641     8,839      30,719
  30          53,018           **   105,662   143,980        **     5,662     43,980        **     5,662      43,980
  35          72,076           **        **   158,754        **        **     58,754        **        **      58,754
  40          96,398           **        **   171,485        **        **     71,485        **        **      71,485
  45         127,441           **        **   172,946        **        **     72,946        **        **      72,946


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,000  $100,000  $100,000    $  217   $   244   $    270    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       662       736        814         0         0          54
   3           2,516      100,000   100,000   100,000     1,091     1,241      1,405       331       481         645
   4           3,439      100,000   100,000   100,000     1,504     1,759      2,046       744       999       1,286
   5           4,409      100,000   100,000   100,000     1,897     2,286      2,742     1,137     1,526       1,982
   6           5,428      100,000   100,000   100,000     2,272     2,824      3,497     1,664     2,216       2,889
   7           6,497      100,000   100,000   100,000     2,626     3,370      4,315     2,094     2,838       3,783
   8           7,620      100,000   100,000   100,000     2,958     3,925      5,203     2,502     3,469       4,747
   9           8,799      100,000   100,000   100,000     3,267     4,487      6,166     2,963     4,183       5,862
  10          10,037      100,000   100,000   100,000     3,552     5,055      7,212     3,400     4,903       7,060
  11          11,337      100,000   100,000   100,000     3,848     5,669      8,396     3,848     5,669       8,396
  12          12,702      100,000   100,000   100,000     4,121     6,294      9,691     4,121     6,294       9,691
  13          14,135      100,000   100,000   100,000     4,368     6,928     11,107     4,368     6,928      11,107
  14          15,640      100,000   100,000   100,000     4,588     7,569     12,657     4,588     7,569      12,657
  15          17,220      100,000   100,000   100,000     4,779     8,217     14,354     4,779     8,217      14,354
  16          18,879      100,000   100,000   100,000     4,997     8,927     16,270     4,997     8,927      16,270
  17          20,621      100,000   100,000   100,000     5,173     9,636     18,365     5,173     9,636      18,365
  18          22,450      100,000   100,000   100,000     5,298    10,333     20,651     5,298    10,333      20,651
  19          24,370      100,000   100,000   100,000     5,366    11,014     23,150     5,366    11,014      23,150
  20          26,387      100,000   100,000   100,000     5,379    11,681     25,891     5,379    11,681      25,891
  25          38,086      100,000   100,000   100,000     4,884    15,049     44,699     4,884    15,049      44,699
  30          53,018      100,000   100,000   100,000     3,368    18,521     77,023     3,368    18,521      77,023
  35          72,076           **   100,000   151,986        **    21,140    132,161        **    21,140     132,161
  40          96,398           **   100,000   234,986        **    21,132    223,797        **    21,132     223,797
  45         127,441           **   100,000   395,910        **    15,576    377,057        **    15,576     377,057

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE
$100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1        $    798     $100,000  $100,000  $100,000    $  191   $   216   $    242    $    0   $     0    $      0
   2           1,636      100,000   100,000   100,000       609       679        753         0         0           0
   3           2,516      100,000   100,000   100,000     1,010     1,152      1,307       250       392         547
   4           3,439      100,000   100,000   100,000     1,394     1,634      1,905       634       874       1,145
   5           4,409      100,000   100,000   100,000     1,758     2,122      2,550       998     1,362       1,790
   6           5,428      100,000   100,000   100,000     2,102     2,619      3,248     1,494     2,011       2,640
   7           6,497      100,000   100,000   100,000     2,425     3,119      4,000     1,893     2,587       3,468
   8           7,620      100,000   100,000   100,000     2,726     3,624      4,812     2,270     3,168       4,356
   9           8,799      100,000   100,000   100,000     3,001     4,132      5,688     2,697     3,828       5,384
  10          10,037      100,000   100,000   100,000     3,254     4,642      6,635     3,102     4,490       6,483
  11          11,337      100,000   100,000   100,000     3,479     5,151      7,657     3,479     5,151       7,657
  12          12,702      100,000   100,000   100,000     3,675     5,657      8,759     3,675     5,657       8,759
  13          14,135      100,000   100,000   100,000     3,840     6,158      9,951     3,840     6,158       9,951
  14          15,640      100,000   100,000   100,000     3,975     6,653     11,239     3,975     6,653      11,239
  15          17,220      100,000   100,000   100,000     4,074     7,138     12,631     4,074     7,138      12,631
  16          18,879      100,000   100,000   100,000     4,137     7,611     14,138     4,137     7,611      14,138
  17          20,621      100,000   100,000   100,000     4,157     8,065     15,767     4,157     8,065      15,767
  18          22,450      100,000   100,000   100,000     4,129     8,492     17,524     4,129     8,492      17,524
  19          24,370      100,000   100,000   100,000     4,047     8,888     19,424     4,047     8,888      19,424
  20          26,387      100,000   100,000   100,000     3,902     9,240     21,473     3,902     9,240      21,473
  25          38,086      100,000   100,000   100,000     2,014    10,063     34,542     2,014    10,063      34,542
  30          53,018           **   100,000   100,000        **     8,003     54,555        **     8,003      54,555
  35          72,076           **        **   129,217        **        **     85,370        **        **      85,370
  40          96,398           **        **   176,943        **        **    129,269        **        **     129,269
  45         127,441           **        **   239,730        **        **    189,870        **        **     189,870


---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.

CONTENTS OF THIS SECTION                                              BEGINNING ON PAGE
------------------------                                              ----------------
Description of us .................................................          33
How we support the policy and investment options...................          33
Procedures for issuance of a policy................................          34
Basic Sum Insured vs. Additional Sum Insured.......................          35
Commencement of investment performance.............................          35
How we process certain policy transactions.........................          36
Effects of policy loans............................................          37
Additional information about how certain policy charges work.......          38
How we market the policies.........................................          39
Tax considerations.................................................          39
Reports that you will receive......................................          41
Voting privileges that you will have...............................          41
Changes that we can make as to your policy.........................          42
Adjustments we make to death benefits..............................          42
When we pay policy proceeds........................................          43
Other details about exercising rights and paying benefits..........          43
Legal matters......................................................          44
Registration statement filed with the SEC..........................          44
Accounting and actuarial experts...................................          44
Financial statements of JHVLICO and the Account....................          44
List of Directors and Executive Officers of JHVLICO................          45

DESCRIPTION OF US

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

     We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

     The policy will take effect only if all of the following conditions are satisfied:

 .  The policy is delivered to and received by the applicant.

 .  The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 39).

COMMENCEMENT OF INVESTMENT PERFORMANCE

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 .    The tax problem resolves itself prior to the date the refund is to be made;
     or

 .    The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (4) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the last surviving insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 .  Additional Sum Insured increases.

 .  Change of death benefit Option from A to B.

     A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

    The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 .  Total Sum Insured decreases

 .  Reinstatements of lapsed policies

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

    Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

    The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.)

Effect of premium payment pattern

    You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 39.)

Monthly charges

    Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

    The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

    The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

    John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account S, and Investors Partner Life Account L, all of which are registered under the 1940 Act.

    The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

    We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

    The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

    This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

    We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

    If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

    Other policy distributions

    Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

    Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 18, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

    We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

    It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

    In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

    Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

    Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

    At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

    The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

    The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

    Furthermore, any time there is a "material change" in an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

    Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

    All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

    The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

    At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

    Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

    All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

    We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

    However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

    The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

    We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

    In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .  Combining or removing investment options

 .  Changes in the form of organization of any separate account

    Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

    If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

    We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

    We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

    We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

    We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

    If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

    You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

    You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

    The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

    Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and has been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

    The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

    In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers   Principal Occupations
--------------------------------   ---------------------
David F. D'Alessandro............  Chairman of the Board and Chief Executive
                                   Officer of JHVLICO; President, Chief
                                   Operations Officer, and Chief Executive
                                   Officer-Elect, John Hancock Life Insurance
                                   Company.
Michele G. Van Leer..............  Vice Chairman of the Board and President of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Ronald J. Bocage.................  Director, Vice President and Counsel of
                                   JHVLICO; Vice President and Counsel, John
                                   Hancock Life Insurance Company.
Bruce M. Jones...................  Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Thomas J. Lee...................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Barbara L. Luddy................   Director, Vice President and Actuary of
                                   JHVLICO; Senior Vice President, John Hancock
                                   Life Insurance Company.
Robert S. Paster................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Robert R. Reitano...............   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Paul Strong.....................   Director and Vice President of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company.
Daniel L. Ouellette.............   Vice President, Marketing, of JHVLICO; Senior
                                   Vice President, John Hancock Life Insurance
                                   Company.
Edward P. Dowd..................   Vice President, Investments, of JHVLICO;
                                   Senior Vice President, John Hancock Life
                                   Insurance Company
Roger G. Nastou.................   Vice President, Investments, of JHVLICO; Vice
                                   President, John Hancock Life Insurance
                                   Company
Todd G. Engelsen................   Vice President and Illustration Actuary of
                                   JHVLICO; Second Vice President, John Hancock
                                   Life Insurance Company
Julie H. Indge..................   Treasurer of JHVLICO; Financial Officer, John
                                   Hancock Life Insurance Company
Patrick F. Smith................   Controller of JHVLICO; Senior Associate
                                   Controller, John Hancock Life Insurance
                                   Company.
Peter H. Scavongelli............   Secretary of JHVLICO; State Compliance
                                   Officer, John Hancock Life Insurance Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                           (Unaudited)
                                                      March 31    December 31
                                                        2000         1999
                                                      ---------   -----------
                                                          (In millions)
ASSETS
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          --------   --------
                                                             (In millions)
INCOME
  Premiums.............................................    $ 231.3     $223.6
  Net investment income................................       39.6       32.5
  Other, net...........................................      132.4      145.3
                                                           -------     ------
                                                             403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries..........       89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries.................      216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................       73.5       75.7
  State and miscellaneous taxes........................        7.6        2.8
                                                           -------     ------
                                                             386.6      397.0
                                                           -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........       16.7        4.4
Federal income taxes...................................        4.7        1.0
                                                           -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................       12.0        3.4
Net realized capital gains (losses)....................        0.4       (1.5)
                                                           -------     ------
     NET INCOME........................................       12.4        1.9
Unassigned deficit at beginning of period..............     (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................        1.1        0.3
Other reserves and adjustments.........................       (0.1)      (4.2)
                                                           -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................    $(164.5)    $(51.2)
                                                           =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                             (Unaudited)
                                                         Three months ended
                                                              March 31
                                                         -------------------
                                                           2000       1999
                                                         --------   --------
                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums..................................    $ 241.4    $ 225.3
  Net investment income...............................       37.2       29.9
  Benefits to policyholders and beneficiaries.........      (79.6)     (70.8)
  Dividends paid to policyholders.....................       (6.4)      (6.1)
  Insurance expenses and taxes........................      (91.9)    (107.8)
  Net transfers to separate accounts..................     (141.4)    (182.0)
  Other, net..........................................      134.4      175.7
                                                          -------    -------
     NET CASH PROVIDED FROM OPERATIONS................       93.7       64.2
                                                          -------    -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases......................................     (157.5)     (71.3)
  Bond sales..........................................       73.5        8.7
  Bond maturities and scheduled redemptions...........       18.9       18.8
  Bond prepayments....................................        2.6        3.2
  Stock purchases.....................................       (0.4)      (0.2)
  Proceeds from stock sales...........................        1.2        1.5
  Real estate purchases...............................       (0.1)      (0.9)
  Real estate sales...................................        0.0       10.4
  Other invested assets purchases.....................       (0.1)       0.0
  Proceeds from the sale of other invested assets.....        0.0        0.0
  Mortgage loans issued...............................       (4.3)     (23.4)
  Mortgage loan repayments............................        8.4        5.2
  Other, net..........................................       20.1       (2.8)
                                                          -------    -------
     NET CASH USED IN INVESTING ACTIVITIES............      (37.7)     (50.8)
                                                          -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable..       (0.0)     (32.3)
                                                          -------    -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES......       (0.0)     (32.3)
                                                          -------    -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS..........................................       56.0      (18.9)
Cash and temporary cash investments at beginning of
 year.................................................      250.1       19.9
                                                          -------    -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD...............................................    $ 306.1    $   1.0
                                                          =======    =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         Common  Paid-in  Unassigned
                                         Stock   Capital   Deficit     Total
                                         ------  -------  ----------  -------
                                                    (In millions)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999............    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution................
  Net gain............................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments.................                         0.3        0.3
  Other reserves and adjustments......                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999.............    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000............    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution................
  Net gain............................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments.................                         1.1        1.1
  Provision for Litigation Reserve....
  Other reserves and adjustments......                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000.............    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999        1998
                                                        ---------   ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks . .....................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------

       Total Assets..................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
   Policy reserves...................................   $ 1,866.6    $1,652.0
   Federal income and other taxes payable--Note 1....        67.3        44.3
   Other general account obligations.................       219.0       150.9
   Transfers from separate accounts, net.............      (221.6)     (190.3)
   Asset valuation reserve--Note 1...................        23.1        21.9
   Obligations related to separate accounts..........     8,261.6     6,589.4
                                                        ---------    --------
       Total Obligations.............................
                                                         10,216.0     8,268.2

Stockholder's Equity
   Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares.....         2.5         2.5
   Paid-in capital...................................       572.4       377.5
   Unassigned deficit--Note 10.......................      (177.9)      (49.2)
                                                        ---------    --------
   Total Stockholder's Equity........................       397.0       330.8
                                                        ---------    --------

       Total obligations and stockholder's equity....   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                 YEAR ENDED DECEMBER 31,
                                                                   1999           1998
                                                                 --------       --------
                                                                      (IN MILLIONS)
INCOME
Premiums....................................................     $  950.8       $1,272.3
Net investment income--Note 3...............................        136.0          122.8
Other, net..................................................        605.4          618.1
                                                                 --------       --------
                                                                  1,692.2        2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries.................        349.9          301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................        888.8        1,360.2
Expenses of providing service to policyholders and
   obtaining new insurance--Note 5..........................        314.4          274.2
State and miscellaneous taxes...............................         20.5           28.1
                                                                 --------       --------
                                                                  1,573.6        1,963.9
                                                                 --------       --------
   Gain from operations before federal income
     taxes and net realized capital losses..................        118.6           49.3
Federal income taxes--Note 1................................         42.9           33.1
                                                                 --------       --------
   Gain from operations before net realized capital losses..         75.7           16.2
Net realized capital losses--Note 4.........................         (1.7)          (0.6)
                                                                 --------       --------
       Net income...........................................         74.0           15.6

Unassigned deficit at beginning of year.....................        (49.2)         (58.3)
Net unrealized capital losses and other adjustments--Note 4          (3.8)          (6.0)
Other reserves and adjustments--Note 10.....................       (198.9)          (0.5)
                                                                 --------       --------

       Unassigned deficit at end of year.....................    $ (177.9)      $  (49.2)
                                                                 ========       ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                         YEAR ENDED DECEMBER 31,
                                                                        -------------------------
                                                                          1999             1998
                                                                        --------         --------
                                                                              (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums...............................................    $  958.5         $1,275.3
   Net investment income............................................       134.2            118.2
   Benefits to policyholders and beneficiaries......................      (321.6)          (275.5)
Dividends paid to policyholders.....................................       (25.6)           (22.3)
Insurance expenses and taxes........................................      (344.8)          (296.9)
Net transfers to separate accounts..................................      (705.3)          (874.4)
   Other, net.......................................................       540.6            551.3
                                                                        --------         --------
       Net cash provided from operations............................       236.0            475.7
                                                                        --------         --------

Cash flows used in investing activities:
   Bond purchases...................................................      (240.7)          (618.8)
   Bond sales.......................................................       108.3            340.7
   Bond maturities and scheduled redemptions........................        78.4            111.8
   Bond prepayments.................................................        18.7             76.5
   Stock purchases..................................................        (3.9)           (23.4)
   Proceeds from stock sales........................................         3.6              1.9
   Real estate purchases............................................        (2.2)            (4.2)
   Real estate sales................................................        17.8              2.1
   Other invested assets purchases..................................        (4.5)             0.0
   Mortgage loans issued............................................       (70.7)          (145.5)
   Mortgage loan repayments.........................................        25.3             33.2
   Other, net.......................................................       (68.9)          (435.2)
                                                                        --------         --------
       Net cash used in investing activities........................      (138.8)          (660.9)
                                                                        --------         --------

Cash flows from financing activities:
   Capital contribution.............................................       194.9
   Net (decrease) increase in short-term note payable...............       (61.9)            61.9
                                                                        --------         --------
       Net cash provided from financing activities..................       133.0             61.9
                                                                        --------         --------
       Increase (decrease) in cash and temporary cash investments...       230.2           (123.3)

Cash and temporary cash investments at beginning of year............        19.9            143.2
                                                                        --------         --------

       Cash and temporary cash investments at end of year...........    $  250.1         $   19.9
                                                                        ========         ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation

     The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

     The significant accounting practices of the Company are as follows:

  Pending Statutory Standards

     During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

  Revenues and Expenses

     Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments

     Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets

     General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Asset Valuation and Interest Maintenance Reserves

     The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

  Goodwill

     The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts

     Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

  Capital Gains and Losses

     Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves

     Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 1999.

  Federal Income Taxes

     Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves

     From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

  Reinsurance

     Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2.   ACQUISITION

     On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Total assets..........................................    $570.7       $587.8
Total liabilities.....................................     498.9        517.5
Total revenue.........................................      35.6         38.8
Net income............................................       3.5          3.8


3.   NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Investment expenses...................................    $  9.5       $  8.3
Interest expense......................................       1.7          2.4
Depreciation expense..................................       0.6          0.8
Investment taxes......................................       0.3          0.7
                                                          ------       ------

                                                          $ 12.1       $ 12.2
                                                          ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.   NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Net gains from asset sales............................    $ (2.8)      $  7.6
Capital gains tax.....................................       0.2         (2.9)
Net capital gains transferred to IMR..................       0.9         (5.3)
                                                          ------       ------

Net realized capital losses...........................    $ (1.7)      $ (0.6)
                                                          ======       ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                           1999         1998
                                                          ------       ------
                                                             (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments................................    $ (2.6)      $ (2.7)
Increase in asset valuation reserve...................      (1.2)        (3.3)
                                                          ------       ------

Net unrealized capital losses and other adjustments...    $ (3.8)      $ (6.0)
                                                          ======       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:

                                                                                 Gross Unrealized    Gross Unrealized
                                                               Statement Value        Gains                Losses        Fair Value
                                                               ---------------   ----------------    ----------------    ----------
                                                                                             (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..................      $      5.9        $      0.0           $      0.1         $    5.8
Obligations of states and political subdivisions.........             2.2               0.1                  0.1              2.2
Debit securities issued by foreign governments...........            13.9               0.8                  0.1             14.6
Corporate securities.....................................           964.9              13.0                 59.4            918.5
Mortgage-backed securities...............................           229.4               0.5                  7.8            222.1
                                                               ----------       -----------           ----------         --------

Total bonds..............................................      $  1,216.3        $     14.4           $     67.5         $1,163.2
                                                               ==========       ===========           ==========          =======

December 31, 1998
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..................      $      5.1        $      0.1           $      0.0         $    5.2
Obligations of states and political subdivisions.........             3.2               0.3                  0.0              3.5
Corporate securities.....................................           925.2              50.4                 15.0            960.6
Mortgage-backed securities...............................           252.3              10.0                  0.1            262.2
                                                               ----------        ----------           ----------         --------

Total bonds..............................................       $ 1,185.8        $     60.8           $     15.1         $1,231.5
                                                                =========        ==========           ==========         ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          Statement       Fair
                                                                                            Value        Value
                                                                                          ---------     --------
                                                                                               (In millions)
Due in one year or less............................................................       $    58.5     $   58.2
Due after one year through five years..............................................           286.8        282.0
Due after five years through ten years.............................................           425.4        405.6
Due after ten years................................................................           216.2        195.3
                                                                                          ---------     --------
                                                                                              986.9        941.1

Mortgage-backed securities.........................................................           229.4        222.1
                                                                                          ---------     --------

                                                                                          $ 1,216.3     $1,163.2
                                                                                          =========     ========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      Statement          Geographic                 Statement
                    Property Type                     Value              Concentration               Value
                                                   (In millions)                                  (In millions)
Apartments......................................      $  112.1           East North Central          $  71.3
Hotels..........................................          11.3           East South Central              7.4
Industrial......................................          66.0           Middle Atlantic                28.5
Office buildings................................          86.4           Mountain                       21.0
Retail..........................................          25.5           New England                    37.5
Agricultural....................................          99.6           Pacific                       111.1
Other...........................................          32.2           South Atlantic                 87.6
                                                                         West North Central             16.6
                                                                         West South Central             48.6
                                                                         Other                           3.5
                                                      --------                                       -------

                                                      $  433.1                                       $ 433.1
                                                      ========                                       =======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


                                       Number of Contracts/                     Assets (Liabilities)
                                                                  -------------------------------------------------
                                         Notional Amounts                   1999                       1998
                                                                    Carrying                  Carrying
                                          1999        1998           Value      Fair Value     Value     Fair Value
                                       ---------    --------      ----------  -------------  ----------  ----------
                                                                      (In millions)
Futures contracts to sell securities      362.0       947.0         $0.6          $   0.6     $  (0.5)     $ (0.5)
Interest rate swap agreements            $965.0      $365.0           --             11.5          --       (17.7)
Interest rate cap agreements              239.4        89.4          5.6              5.6         3.1         3.1
Currency rate swap agreements              15.8        15.8           --             (1.6)         --        (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Benificiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                          December 31, 1999            Percent
                                                                          -----------------            -------
                                                                                          (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment............................................    $     3.8                     0.1%
At book value less surrender charge                                              40.5                     1.5
At market value.........................................................      2,326.6                    87.1
Total with adjustment...................................................      2,370.9                    88.7
Subject to discretionary withdrawal
at book value (without adjustment)......................................        287.1                    10.7
Not subject to discretionary withdrawal--general account................         15.4                     0.6
                                                                            ---------                  ------

Total annuity reserves and deposit liabilities..........................    $ 2,673.4                   100.0%
                                                                            =========                  ======

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                            December 31,
                                                            1999                           1998
                                                  ------------------------       -----------------------
                                                  Carrying          Fair         Carrying        Fair
                                                  Amount            Value        Amount          Value
                                                  --------         -------       --------       --------
                                                                       (In millions)
Assets
  Bonds--Note 6                                   $1,216.3          $1,163.2     $1,185.8        $1,231.5
  Preferred stocks--Note 6                            35.9              35.9         36.5            36.5
  Common stocks--Note 6                                3.2               3.2          3.1             3.1
  Mortgage loans on real estate--Note 6              433.1             421.7        388.1           401.3
  Policy loans--Note 1                               172.1             172.1        137.7           137.7
  Cash items--Note 1                                 250.1             250.1         19.9            19.9

Derivatives assets (liabilities) relating
  to:-- Note 8
  Futures contracts                                    0.6               0.6         (0.5)           (0.5)
  Interest rate swaps                                   --              11.5           --           (17.7)
  Currency rate swaps                                   --              (1.6)          --            (3.3)
  Interest rate caps                                   5.6               5.6          3.1             3.1

Liabilities
  Commitments--Note 10                                  --              19.4           --            32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.


12.  Subsequent Events

Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  Impact of Year 2000 (Unaudited)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              FIRST QUARTER 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                March 31, 2000


                                                                     Large Cap                    International   Small Cap
                                                                      Growth       Active Bond       Equity         Growth
                                                                     ------------   ------------   -----------   -----------
ASSETS
Cash...............................................................            --             --            --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $174,861,561   $234,884,827   $31,570,772   $14,833,170
Investments in shares of portfolios of M Fund Inc., at value.......            --             --            --            --
Policy loans and accrued interest receivable.......................    21,919,288     57,095,808     3,002,489            --
Receivable from:
  John Hancock Variable Series Trust I.............................        56,699      1,396,298        52,536            --
  M Fund Inc.......................................................            --             --            --            --
                                                                     ------------   ------------   -----------   -----------
Total Assets.......................................................   196,837,548    293,376,933    34,625,797    14,833,170
LIABILITIES
Payable to JHVLICO.................................................            --             --            --            --
Asset Charges payable..............................................         2,899          4,438           525           235
                                                                     ------------   ------------   -----------   -----------
Total Liabilities..................................................         2,899          4,438           525           235
                                                                     ------------   ------------   -----------   -----------
Net Assets.........................................................  $196,834,649   $293,372,495   $34,625,272   $14,832,935
                                                                     ============   ============   ===========   ===========


                                                                     International    Mid Cap       Large Cap      Money
                                                                       Balanced       Growth         Value         Market
                                                                     ------------   ------------   -----------   -----------
ASSETS
Cash...............................................................            --             --            --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $    943,471   $ 26,128,545   $ 9,984,441   $60,394,274
Investments in shares of portfolios of M Fund Inc., at value.......            --             --            --            --
Policy loans and accrued interest receivable.......................            --             --            --    14,008,282
Receivable from:
  John Hancock Variable Series Trust I.............................         2,342             --        19,580        28,181
  M Fund Inc.......................................................            --             --            --            --
                                                                     ------------   ------------   -----------   -----------
Total Assets.......................................................       945,813      26,128,545   10,004,021    74,430,737
LIABILITIES
Payable to JHVLICO.................................................            --             --            --            --
Asset Charges payable..............................................            15            416           163         3,415
                                                                     ------------   ------------   -----------   -----------
Total Liabilities..................................................            15            416           163         3,415
                                                                     ------------   ------------   -----------   -----------
Net Assets.........................................................  $    945,798   $ 26,128,129   $10,003,858   $74,427,322
                                                                     ============   ============   ===========   ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000


                                                                      Mid Cap      Small/Mid Cap   Real Estate      Growth &
                                                                       Value           Growth        Equity          Income
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $  5,742,590   $ 12,638,999   $11,473,072   $1,091,691,749
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest................................              --             --     1,914,987      190,402,302
Receivable from:
  John Hancock Variable Series Trust I...........................              --             --       106,392        1,026,167
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................       5,742,590     12,638,999    13,494,451    1,283,120,218
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................              92            201           208           18,924
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................              92            201           208           18,924
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $  5,742,498   $ 12,638,798   $13,494,243   $1,283,101,294
                                                                     ============   ============   ===========   ==============



                                                                                     Short-Term
                                                                                         U.S.       Small Cap    International
                                                                        Managed       Government     Value       Opportunities
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $421,340,461   $    964,359   $ 4,195,612   $    5,766,520
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest receivable.....................      78,745,818             --            --               --
Receivable from:
  John Hancock Variable Series Trust I...........................       1,039,317          5,043         5,046               --
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................     501,125,596        969,402     4,200,658        5,766,520
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................           7,457             16            68               94
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................           7,457             16            68               94
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $501,118,139   $    969,386   $ 4,200,590   $    5,766,426
                                                                     ============   ============   ===========   ==============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000



                                                                                                   Turner           Brandes
                                                                        Equity        Global         Core        International
                                                                         Index         Bond         Growth          Equity
                                                                     ------------   ------------   -----------   --------------
ASSETS
Cash.............................................................              --             --            --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................    $ 24,855,784   $  1,503,338   $   645,943   $      589,962
Investments in shares of portfolios of M Fund Inc., at value.....              --             --            --               --
Policy loans and accrued interest receivable.....................              --             --            --               --
Receivable from:
  John Hancock Variable Series Trust I...........................          22,123          5,625            --               --
  M Fund Inc.....................................................              --             --            --               --
                                                                     ------------   ------------   -----------   --------------
Total Assets.....................................................      24,877,907      1,508,963       645,943          589,962
LIABILITIES
Payable to JHVLICO...............................................              --             --            --               --
Asset Charges payable............................................             404             25            10               10
                                                                     ------------   ------------   -----------   --------------
Total Liabilities................................................             404             25            10               10
                                                                     ------------   ------------   -----------   --------------
Net Assets.......................................................    $ 24,877,503   $  1,508,938   $   645,933   $      589,952
                                                                     ============   ============   ===========   ==============


                                                                       Frontier       Emerging
                                                                       Capital        Markets       International
                                                                     Appreciation      Equity      Opportunities II  Bond Index
                                                                     ------------   ------------   ----------------  ----------
ASSETS
Cash...............................................................            --            --           --                --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................  $  1,036,922    $1,021,858     $212,136          $711,214
Investments in shares of portfolios of M Fund Inc., at value.......            --            --           --                --
Policy loans and accrued interest receivable.......................            --            --           --                --
Receivable from:
  John Hancock Variable Series Trust I.............................            --            --           --             3,874
  M Fund Inc.......................................................            --            --           --                --
                                                                     ------------   ------------   ----------------  ----------
Total Assets.......................................................     1,036,922     1,021,858      212,136           715,088
LIABILITIES
Payable to JHVLICO.................................................            --            --           --                --
Asset Charges payable..............................................            17            17            3                12
                                                                     ------------   ------------   ----------------  ----------
Total Liabilities..................................................            17            17            3                12
                                                                     ------------   ------------   ----------------  ----------
Net Assets.........................................................  $  1,036,905    $1,021,841     $212,133          $715,076
                                                                     ============   ============   ================  ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                March 31, 2000


                                                                                 Small/Mid    High Yield   Enhanced US
                                                                                 Cap CORE       Bond       Equity Fund
                                                                                 ---------    ----------   -----------
ASSETS
Cash........................................................................           --            --          --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...................................................     $147,223      $223,317     $18,840
Investments in shares of portfolios of M Fund Inc., at value................           --            --          --
Policy loans and accrued interest receivable................................           --            --          --
Receivable from:
  John Hancock Variable Series Trust I......................................           --         1,539          --
  M Fund Inc................................................................           --            --          --
                                                                                 ---------    ----------   -----------
Total Assets................................................................      147,223       224,856      18,840
LIABILITIES
Payable to JHVLICO..........................................................           --            --          --
Asset Charges payable.......................................................            2             4          --
                                                                                 ---------    ----------   -----------
Total Liabilities...........................................................            2             4          --
                                                                                 ---------    ----------   -----------
Net Assets..................................................................     $147,221      $224,852     $18,840
                                                                                 =========    ==========   ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     STATEMENTS OF OPERATIONS (Unaudited)

                    Years and periods ended March 31, 2000

                                                      Large Cap Growth             Active Bond            International Equities
                                                          Subaccount                Subaccount               Index Subaccount
                                                 --------------------------  --------------------------  -----------------------
                                                      3/31/00   12/31/99       3/31/00      12/31/99      3/31/00    12/31/99
                                                 ------------  ------------  ------------  ------------  ---------- ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.........  $   127,900  $ 24,007,195  $ 3,129,650   $ 17,792,726   $  73,625  $  917,904
  M Fund Inc...................................           --            --           --             --          --          --
Interest income on pol. loans..................      351,907     1,211,333    1,041,962      4,084,783      51,638     179,345
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Total investment income........................      479,807    25,218,528    4,171,612     21,877,509     125,263   1,097,249
Expenses:
  Mortality and expense risks..................      243,212       828,714      403,187      1,643,861      45,694     147,126
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net investment income..........................      236,595    24,389,814    3,768,425     20,233,648      79,569     950,123
Net real/unreal gain (loss):
  Net realized gains (loss)....................      833,861     4,239,424      (35,588)       192,098      75,508     168,248
Net unrealized appreciation/(depreciation)
    during year................................   11,027,522     1,727,703      911,538    (20,304,536)   (103,509)  5,712,567
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net real and unreal gain/loss on investments...   11,861,383     5,967,127      875,950    (20,112,438)    (28,001)  5,880,815
                                                 -----------  ------------  -----------   ------------   ---------  ----------
Net increase in net assets resulting from
  operations...................................  $12,097,978  $ 30,356,941  $ 4,644,375   $    121,210   $  51,568  $6,830,938
                                                 ===========  ============  ===========   =============  =========  ==========


                                                        Small Cap Growth      International Balanced            Mid Cap Growth
                                                           Subaccount                 Subaccount                   Subaccount
                                                   ------------------------- ---------------------------   ------------------------
                                                     3/31/00       12/31/99      3/31/00      12/31/99         3/31/00    12/31/99
                                                   -----------  ------------ ------------   ------------   ------------ ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........  $        --   $ 1,272,230    $    6,368     $  99,184    $        --  $ 2,117,559
  M Fund Inc....................................           --            --            --            --             --           --
Interest income on pol. loans...................           --            --            --            --             --           --
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Total investment income.........................           --     1,272,230         6,368        99,184             --    2,117,559
Expenses:
  Mortality and expense risks...................       20,232        37,386         1,521         6,368         38,680       58,898
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net investment income (loss)....................      (20,232)    1,234,844         4,847        92,816        (38,680)   2,058,661
Net realized/unrealized gain (loss):
  Net realized gain (loss)......................      284,315       491,241        (6,325)        4,711        208,009      773,222
  Net unrealized appreciation/(depreciation)
   during year..................................    1,372,558     2,317,857       (33,662)      (38,997)      (141,158)  (6,801,000)
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net realized and unrealized gain/loss on
  investments...................................    1,656,873     2,809,098       (39,987)      (34,286)        66,851    7,574,222
                                                  -----------   -----------    ----------     ---------    -----------  -----------
Net increase (decrease) in net assets resulting
  from operations...............................  $ 1,636,641   $ 4,043,942    $  (35,140)    $  58,530    $    28,171  $ 9,632,883
                                                  ===========   ===========    ==========     =========    ===========  ===========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                      Large Cap Value              Money Market               Mid Cap Value
                                                        Subaccount                  Subaccount                 Subaccount
                                                 ------------------------    ------------------------   -----------------------
                                                   3/31/00      12/31/99        3/31/00     12/31/99       3/31/00     12/31/99
                                                 -----------  -----------    -----------  ------------  -----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.......... $  56,350     $  648,532   $  862,509    $  2,943,852   $      --    $   31,306
  M Fund Inc....................................        --             --           --              --          --            --
Interest income on pol. loans...................        --             --      247,488         985,509          --            --
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Total investment income.........................    56,350        648,532    1,109,997       3,929,361          --        31,306
Expenses:
  Mortality and expense risks...................    13,988         54,610      105,458         411,487       8,049        29,798
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net investment income (loss)....................    42,362        593,922    1,004,539       3,517,874      (8,049)        1,508
Net realized and unrealized gain (loss):
  Net realized gains (loss).....................   (14,489)       165,556           --              --     (29,925)     (241,740)
  Net unrealized appreciation/(depreciation)
    during year.................................  (300,198)      (569,216)          --              --     476,989       469,537
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net realized and unrealized gain/loss
  on investments................................  (314,687)      (403,660)          --              --     447,064       227,797
                                                 ---------     ----------   ----------    ------------   ---------    ----------
Net increase (decrease) in net assets resulting
  from operations............................... $(272,325)    $  190,262   $1,004,539    $  3,517,874   $ 439,015    $  229,305
                                                 =========     ==========   ==========    ============   =========    ==========


                                                        Small/Mid Cap Growth       Real Estate Equity         Growth & Income
                                                              Subaccount              Subaccount                 Subaccount
                                                      ------------------------ -------------------------  --------------------------
                                                         3/31/00     12/31/99    3/31/00      12/31/99      3/31/00       12/31/99
                                                      -----------  ----------- ----------- -------------  -----------  -------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........    $       --    $ 1,903,687  $ 244,053   $    771,050   $ 2,643,561  $124,750,392
  M Fund Inc....................................            --             --         --             --            --            --
Interest income on pol. loans...................            --             --     32,615        131,461     3,405,219    12,877,539
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Total investment income.........................            --      1,903,687    276,668        902,511     6,048,780   137,627,931
Expenses:
  Mortality and expense risks...................        18,267         69,847     18,989         78,893     1,660,489     6,531,512
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net investment income (loss)....................       (18,267)     1,833,840    257,679        823,618     4,388,291   131,096,419
Net realized and unrealized gain (loss):
  Net realized gains (loss).....................      (182,463)       (13,020)   (43,024)       123,591     8,209,775    22,802,197
Net unrealized appreciation/(depreciation)
    during year.................................     1,024,783     (1,274,161)   151,455     (1,106,755)    7,713,859     7,687,109
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net realized and unrealized gain (loss) on
  investments...................................       842,320     (1,287,181)   108,431       (983,164)   15,923,634    30,489,306
                                                    ----------    -----------  ---------   ------------   -----------  ------------
Net increase (decrease) in net assets resulting
from operations.................................    $  824,053    $   546,659  $ 366,110   $   (159,546)  $20,311,925  $161,585,725
                                                    ==========    ===========  =========   ============   ===========  ============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                                Managed                  Short-Term Bond        Small Cap Value
                                                               Subaccount                  Subaccount              Subaccount
                                                        ---------------------------  ---------------------  ---------------------
                                                          3/31/00       12/31/99       3/31/00    12/31/99    3/31/00   12/31/99
                                                        -----------   -------------  ----------  ---------- ---------- -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I................  $3,259,037    $ 39,951,885    $ 15,547    $ 53,689   $ 19,612  $   97,290
  M Fund Inc..........................................          --              --          --          --         --          --
Interest income on pol. loans.........................   1,368,321       5,217,121          --          --         --          --
                                                        ----------    ------------    --------    --------   --------  ----------
Total investment income...............................   4,627,358      45,169,006      15,547      53,689     19,612      97,290
Expenses:
  Mortality and expense risks.........................     663,688       2,636,085       1,503       5,065      6,137      24,661
                                                        ----------    ------------    --------    --------   --------  ----------
Net investment income.................................   3,963,670      42,532,921      14,044      48,624     13,475      72,629
Net realized /unrealized gain (loss):
  Net realized gains (loss)...........................   1,779,374       5,060,826     (11,242)     (3,107)   (89,286)   (217,582)
  Net unrealized appreciation/(depreciation) during
    year..............................................   2,190,074      (9,288,287)      7,393     (23,648)    64,023     (40,472)
                                                        ----------    ------------    --------    --------   --------  ----------
Net realized and unrealized gain/loss on investments     3,969,448      (4,227,461)     (3,849)    (26,755)   (25,263)   (258,054)
                                                        ----------    ------------    --------    --------   --------  ----------
Net increase (decrease) in net assets resulting from
  operations..........................................  $7,933,118    $ 38,305,460    $ 10,195    $ 21,869   $(11,788) $ (185,425)
                                                        ==========    ============    ========    ========   ========  ==========

                                                                 International
                                                                 Opportunities             Equity Index           Global Bond
                                                                  Subaccount                Subaccount             Subaccount
                                                         --------------------------- ------------------------ --------------------
                                                            3/31/00       12/31/99     3/31/00    12/31/99     3/31/00   12/31/99
                                                         ------------  ------------- ----------- ------------ ---------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.................   $      --     $  354,646   $  68,127   $  921,698  $    6,003   $  91,316
  M Fund Inc...........................................          --             --          --           --          --          --
Interest income on pol. loans..........................          --             --          --           --          --          --
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Total investment income................................          --        354,646      68,127      921,698       6,003      91,316
Expenses:
  Mortality and expense risks..........................       8,298         24,257      33,425      103,983       2,419       9,736
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net investment income (loss)...........................      (8,298)       330,389      34,702      817,715       3,584      81,580
Net realized and unrealized gain (loss):
  Net realized gains (loss)............................     273,099        123,861     211,295      471,802     (34,492)     (1,996)
  Net unrealized appreciation/(depreciation) during
    year...............................................    (264,847)       839,140     357,753    2,019,913      56,600    (126,001)
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net realized and unrealized gain/loss on investments...       8,252        963,001     569,048    2,491,715      22,108    (127,997)
                                                          ---------     ----------   ---------   ----------  ----------   ---------
Net increase (decrease) in net assets resulting from
   operations..........................................   $     (46)    $1,293,390   $ 603,750   $3,309,430  $   25,692   $ (46,417)
                                                          =========     ==========   =========   ==========  ==========   =========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U
               STATEMENTS OF OPERATIONS (Unaudited) (continued)

                    Years and periods ended March 31, 2000


                                                                                                                Frontier Capital
                                                                Turner Core Growth    Brandes International      Appreciation
                                                                    Subaccount          Equity Subaccount         Subaccount
                                                             -----------------------  ----------------------- ---------------------
                                                               3/31/00     12/31/99     3/31/00     12/31/99    3/31/00    12/31/99
                                                             ----------   ----------  ---------- ------------ ---------- ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I....................      $    --   $   38,038    $     --    $ 18,453  $     --    $ 20,787
  M Fund Inc..............................................           --           --          --          --        --          --
Interest income on pol. loans.............................           --           --          --          --        --          --
                                                                -------   ----------    --------    --------  --------    --------
Total investment income...................................           --       38,038          --      18,453        --      20,787
Expenses:
  Mortality and expense risks.............................          896        2,102         839       1,904     1,272       3,019
                                                                -------   ----------    --------    --------  --------    --------
Net investment income (loss)..............................         (896)      35,936        (839)     16,549    (1,272)     17,768
Net realized and unrealized gain (loss):
  Net realized gains......................................       30,452       44,245       4,371       7,704     4,012      22,678
  Net unrealized appreciation/(depreciation) during year..       33,249       37,727     (23,065)    119,400   133,921     164,599
                                                                -------   ----------    --------    --------  --------    --------
Net realized and unrealized gain/loss on investments......       63,701       81,972     (18,694)    127,104   137,933     187,277
                                                                -------   ----------    --------    --------  --------    --------
Net increase (decrease) in net assets resulting from
  operations..............................................      $62,805   $  117,908    $(19,533)   $143,653  $136,661    $205,045
                                                                =======   ==========    ========    ========  ========    ========

                                                                  Emerging                International
                                                               Markets Equity            Opportunities II           Bond Index
                                                                 Subaccount                Subaccount              Subaccount
                                                            ----------------------  ------------------------- ---------------------
                                                             3/31/00   12/31/99       3/31/00     12/31/99     3/31/00    12/31/99
                                                            ---------- -----------  ------------  ----------- ----------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................   $      --   $ 13,510     $     --      $    --     $  12,540   $ 17,417
  M Fund Inc.............................................          --         --           --           --            --         --
Interest income on pol. loans............................          --         --           --           --            --         --
                                                            ---------   --------     --------      -------     ---------   --------
Total investment income..................................          --     13,510           --           --        12,540     17,417
Expenses:
  Mortality and expense risks............................       1,021        720          243           --           967      1,565
                                                            ---------   --------     --------      -------     ---------   --------
Net investment income (loss).............................      (1,021)    12,790         (243)          --        11,573     15,852
Net realized and unrealized gain (loss):
  Net realized gains (loss)..............................      32,912      5,339       12,897           --        (1,322)    (1,422)
  Net unrealized appreciation/(depreciation) during year.         987     86,570       (4,172)          --         8,814    (22,820)
                                                            ---------   --------     --------      -------     ---------   --------
Net realized and unrealized gain/loss on investments.....      33,899     91,909        8,725           --         7,492    (24,242)
                                                            ---------   --------     --------      -------     ---------   --------
Net increase (decrease) in net assets resulting from
  operations.............................................   $  32,878   $104,699     $  8,482      $    --     $  19,065   $ (8,390)
                                                            =========   ========     ========      =======     =========   ========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                                         Small/Mid          High Yield           Enhanced US
                                                                         Cap Core              Bond              Equity Fund
                                                                         Subaccount         Subaccount           Subaccount
                                                                    -------------------- -------------------- -------------------
                                                                      3/31/00  12/31/99    3/31/00   12/31/99  3/31/00  12/31/99
                                                                    ---------  --------- ---------- --------- --------- ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...........................   $     14    $6,810    $  3,675   $2,748    $ --     $1,117
  M Fund Inc.....................................................         --        --          --       --      --         --
Interest income on pol. loans....................................         --        --          --       --      --         --
                                                                    --------    ------    --------   ------    ----     ------
Total investment income..........................................         14     6,810       3,675    2,748      --      1,117
Expenses:
  Mortality and expense risks....................................        200       178         218      206      23          4
                                                                    --------    ------    --------   ------    ----     ------
Net investment income (loss).....................................       (186)    6,632       3,457    2,542     (23)     1,113
Net realized and unrealized gain (loss):
  Net realized gains (loss)......................................      9,798       252        (260)    (186)    (16)        91
  Net unrealized appreciation/(depreciation) during year.........     (1,113)    3,005     (10,047)    (511)    473       (879)
                                                                    --------    ------    --------   ------    ----     ------
Net realized and unrealized gain/loss on investments.............      8,685     3,257     (10,307)    (697)    457       (788)
                                                                    --------    ------    --------   ------    ----     ------
Net increase (decrease) in net assets resulting from operations..   $  8,499    $9,889    $ (6,850)  $1,845    $434     $  325
                                                                    ========    ======    ========   ======    ====     ======

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                    Years and periods ended March 31, 2000


                                                Large Cap Growth              Active Bond                International Equity
                                                  Subaccount                   Subaccount                 Index Subaccount
                                           ----------------------------  -------------------------  --------------------------
                                              3/31/00       12/31/99      3/31/00      12/31/99      3/31/00      12/31/99
                                           ------------   ------------- -----------  ------------- -----------  --------------
Increase (decrease) in net assets from
  operations:
Net investment income (loss)............   $    236,595    $ 24,389,814  $  3,768,425  $ 20,233,648  $    79,569  $   950,123
Net realized gain (loss)................        833,861       4,239,424       (35,588)      192,098       75,508      168,248
Net unrealized appreciation
  (depreciation) during year............     11,027,522       1,727,703       911,538   (20,304,536)    (103,509)   5,712,567
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net assets
  from operations.......................     12,097,978      30,356,941     4,644,375       121,210       51,568    6,830,938
From policyholder transactions:
Net premiums from
    policyholders.......................     17,535,837      37,307,814     6,448,058    26,114,799    5,057,274    7,373,967
Net benefits to policyholders...........     11,509,631     (25,817,420)   10,977,903   (35,577,616)   2,533,065   (6,834,914)
Net increase in policy loans............      1,648,133              --       137,166            --      150,456           --
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net assets
    from policyholder transactions......      7,674,339      11,490,394    (4,392,679)   (9,462,817)   2,674,665      539,053
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in net
  assets................................     19,772,317      41,847,335       251,696    (9,341,607)   2,726,233    7,369,991
Net assets at beginning of year.........    177,062,332     135,214,997   293,120,799   302,462,406   31,899,039   24,529,048
                                           ------------    ------------  ------------  ------------  -----------  -----------
Net assets at end of year...............   $196,834,649    $177,062,332  $293,372,495  $ 293,20,799  $34,625,272  $31,899,039
                                           ============    ============  ============  ============  ===========  ===========


                                                 Small Cap Growth             International Balanced           Mid Cap Growth
                                                    Subaccount                      Subaccount                  Subaccount
                                          -----------------------------    ----------------------------  -------------------------
                                                3/31/00     12/31/99           3/31/00      12/31/99       3/31/00      12/31/99
                                          --------------- -------------   -------------  --------------  -----------  ------------
Increase (decrease) in net assets from
  operations:
Net investment income (loss)............  $     (20,232)  $  1,234,844     $    4,847    $    92,816    $   (38,680)   $  2,058,661
Net realized gain (loss)................        284,315        491,241         (6,325)         4,711        208,009         773,222
Net unrealized appreciation
(depreciation) during year..............      1,372,558      2,317,857        (33,662)       (38,997)      (141,158)      6,801,000
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net increase (decrease) in net assets
  from operations.......................      1,636,641      4,043,942        (35,140)        58,530         28,171       9,632,883
From policyholder transactions:
Net premiums from
policyholders...........................      3,906,647      4,316,218         53,815      7,140,951      7,140,951       8,941,124
Net benefits to policyholders...........      1,535,931     (2,206,402)       250,109      1,893,248      1,893,248      (2,937,257)
Net increase in policy loans............             --             --             --             --             --              --
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net increase (decrease) in net assets
from policyholder transactions..........      2,370,716      2,109,816       (196,294)       246,627      5,247,703       6,003,867
Net increase (decrease) in net
  assets................................      4,007,357      6,153,758       (231,434)       305,157      5,275,874      15,636,750
Net assets at beginning of year.........     10,825,578      4,671,820      1,177,232        872,075     20,852,255       5,215,505
                                          -------------   ------------     ----------    -----------    -----------    ------------
Net assets at end of year...............  $  14,832,935   $ 10,825,578     $  945,798    $ 1,177,232    $26,128,129    $ 20,852,255
                                          =============   ============     ==========    ===========    ===========    ============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                  Large Cap Value               Money Market                Mid Cap Value
                                                    Subaccount                   Subaccount                  Subaccount
                                            ---------------------------  -------------------------- --------------------------------
                                               3/31/00       12/31/99       3/31/00      12/31/99       3/31/00         12/31/99
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)...........   $    42,362    $   593,922   $ 1,004,539  $  3,517,874  $       (8,049)  $        1,508
  Net realized gain (loss)...............       (14,489)       165,556            --            --         (29,925)        (241,740)
  Net unrealized appreciation
     (depreciation) during year..........      (300,198)      (569,216)           --            --         476,989          469,537
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from operations........................      (272,325)       190,262     1,004,539     3,517,874         439,015          229,305
From policyholder transactions:
  Net premiums from policyholders........     1,393,271      3,166,658     7,811,240    33,694,123         769,913        1,886,594
  Net benefits to policyholders..........       670,381     (1,903,017)   10,874,536   (30,672,090)        703,010       (1,754,112)
  Net increase in policy loans...........            --             --      (152,562)           --              --               --
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from policyholder transactions.........       722,890      1,263,641    (3,215,858)    3,022,033          66,903          141,482
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets....       450,565      1,453,903    (2,211,319)    6,539,907         505,918          370,787
Net assets at beginning of year..........     9,553,293      8,099,390    76,638,641    70,098,734       5,236,580        4,865,793
                                            ------------   ------------  ------------ ------------- ---------------  ---------------
Net assets at end of year................   $10,003,858    $ 9,553,293   $74,427,322  $ 76,638,641  $    5,742,498   $    5,236,580
                                            ============   ============  ============ ============= ===============  ===============


                                            Small/Mid Cap Growth        Real Estate Equity               Growth & Income
                                                 Subaccount                  Subaccount                     Subaccount
                                         ---------------------------  -------------------------- --------------------------------
                                            3/31/00      12/31/99        3/31/00      12/31/99        3/31/00        12/31/99
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)........   $   (18,267)   $ 1,833,840   $   257,679  $    823,618  $    4,388,291   $  131,096,419
  Net realized gain (loss)............      (182,463)       (13,020)      (43,024)      123,591       8,209,775       22,802,197
  Net unrealized appreciation
     (depreciation) during year.......     1,024,783     (1,274,161)      151,455    (1,106,755)      7,713,859        7,687,109
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from operations.....................       824,053        546,659       366,110      (159,546)     20,311,925      161,585,725
From policyholder transactions:
  Net premiums from policyholders.....       646,259      3,493,643       783,270     2,304,591      25,986,761      101,973,160
  Net benefits to policyholders.......     1,241,087     (3,105,108)    1,054,195    (3,311,591)     44,381,986     (133,701,210)
  Net increase in policy loans........            --             --        20,586            --       2,445,040               --
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets
  from policyholder transactions......      (594,828)       388,535      (250,339)   (1,007,000)    (15,950,185)     (31,728,050)
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net increase (decrease) in net assets.       229,225        935,194       115,771    (1,166,546)      4,361,740      129,857,675
Net assets at beginning of year.......    12,409,573     11,474,379    13,378,472    14,545,0181  1,278,739,554    1,148,881,879
                                         ------------   ------------  ------------ ------------- ---------------  ---------------
Net assets at end of year.............   $12,638,798    $12,409,573   $13,494,243  $ 13,378,472  $1,283,101,294   $1,278,739,554
                                         ============   ============  ============ ============= ===============  ===============

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000


                                                                                       Short-Term
                                                                                     US Government             Small Cap Value
                                                         Managed Subaccount            Subaccount                Subaccount
                                                      --------------------------    ----------------------   ----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income ......................   $   3,963,670  $  42,532,921   $   14,044  $    48,624  $   13,475  $    72,629
     Net realized gain (loss) ...................       1,779,374      5,060,826      (11,242)      (3,107)    (89,286)    (217,582)
     Net unrealized appreciation (depreciation)
       during year ..............................       2,190,074     (9,288,287)       7,393      (23,648)     64,023      (40,472)
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets from
     operations .................................       7,933,118     38,305,460       10,195       21,869     (11,788)    (185,425)
From policyholder transactions:
     Net premiums from policyholders ............      11,055,778     44,546,082      128,741      690,849     778,782    1,446,109
     Net benefits to policyholders ..............      18,933,923    (55,332,758)     299,033     (178,124)    677,820   (1,547,128)
     Net increase in policy loans ...............         990,416             --           --           --          --           --
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets from
     policyholder transactions ..................      (6,887,729)   (10,786,676)    (170,292)     512,725     100,962     (101,019)
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net increase (decrease) in net assets ...........       1,045,389     27,518,784     (160,097)     534,594      89,174     (286,444)
Net assets at beginning of year .................     500,072,750    472,553,966    1,129,483      594,889   4,111,416    4,397,860
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Net assets at end of year .......................   $ 501,118,139  $ 500,072,750   $  969,386  $ 1,129,483  $4,200,590  $ 4,111,416
                                                      ===========    ===========    =========   ==========   =========   ==========

                                                     International Opportunities          Equity Index              Global Bond
                                                             Subaccount                    Subaccount                Subaccount
                                                      --------------------------    ----------------------   ----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------   ---------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $      (8,298) $     330,389   $    34,702 $   817,715  $    3,584  $    81,580
     Net realized gain (loss) ...................         273,099        123,861       211,295     471,802     (34,492)      (1,996)
     Net unrealized appreciation (depreciation)
       during year ..............................        (264,847)       839,140       357,753   2,019,913      56,600     (126,001)
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets from
     operations .................................             (46)     1,293,390       603,750   3,309,430      25,692      (46,417)
From policyholder transactions:
     Net premiums from policyholders ............       1,588,931      1,632,955     3,319,881   7,762,529     158,914    1,115,699
     Net benefits to policyholders ..............       1,133,045     (1,315,539)    1,163,753  (2,563,485)    558,343     (292,075)
     Net increase in policy loans ...............              --             --            --          --          --           --
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets from
     policyholder transactions ..................         455,886        317,416     2,156,129   5,199,044    (399,429)     823,624
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net increase (decrease) in net assets ...........         455,840      1,610,806     2,759,879   8,508,474    (373,737)     777,207
Net assets at beginning of year .................       5,310,586      3,699,780    22,117,624  13,609,150   1,882,675    1,105,468
                                                      -----------    -----------    ----------  ----------   ---------    ---------
Net assets at end of year .......................   $   5,766,426  $   5,310,586   $24,877,503 $22,117,624  $1,508,938  $ 1,882,675
                                                      ===========    ===========    ==========  ==========   =========   ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    Years and periods ended March 31, 2000

                                                       Turner Core Growth          Brandes International         Frontier Capital
                                                              Subaccount            Equity Subaccount       Appreciation Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $       (896)  $      35,936   $     (839) $    16,549  $   (1,272) $    17,768
     Net realized gain ..........................         30,452          44,245        4,371        7,704       4,012       22,678
     Net unrealized appreciation (depreciation)
       during year ..............................         33,249          37,727      (23,065)     119,400     133,921      164,599
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from
     operations .................................         62,805         117,908      (19,533)     143,653     136,661      205,045
From policyholder transactions:
     Net premiums from policyholders ............        124,348         240,351       34,073      239,618     181,792      255,268
     Net benefits to policyholders ..............         77,412        (136,661)      12,716      (29,520)     10,222      (89,136)
     Net increase in policy loans ...............             --              --           --           --          --           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets from policyholder
     transactions ...............................         46,936         103,690       21,357      210,098     171,570      166,132
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................        109,741         221,598        1,824      353,751     308,231      371,177
Net assets at beginning of year .................        536,192         314,594      588,128      234,377     728,674      357,497
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net assets at end of year .......................   $    645,933   $     536,192   $  589,952  $   588,128  $1,036,905  $   728,674
                                                      ==========     ===========    =========   ==========  ==========   ==========


                                                          Emerging Markets           International
                                                              Equity                Opportunities II              Bond Index
                                                             Subaccount                Subaccount                 Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                         3/31/00       12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $      (1,021) $      12,790   $     (243) $       241  $   11,573  $    15,852
     Net realized gain (loss) ...................          32,912          5,339       12,897          602      (1,322)      (1,422)
     Net unrealized appreciation (depreciation)
       during year ..............................             886         86,570       (4,172)      13,424       8,814      (22,820)
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from                 32,777        104,699        8,482       14,267      19,065       (8,390)
     operations .................................
From policyholder transactions:
     Net premiums from policyholders ............         716,194        433,406      144,487      108,420     323,644      412,326
     Net benefits to policyholders ..............         122,864       (144,400)      53,408      (11,064)     15,396      (26,307)
     Net increase in policy loans ...............              --             --           --           --          --           --
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase in net assets from policyholder
     transactions ...............................         593,330        289,006       91,079       97,356      308,248     386,019
                                                      -----------    -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................         626,107        393,705       99,561      111,623      327,313     377,629
Net assets at beginning of year .................         395,734          2,029      112,572          949      387,763      10,134
                                                      -----------    -----------    ---------   ----------   ----------  ----------
Net assets at end of year .......................   $   1,021,841  $     395,734   $  212,133  $   112,572  $   715,076 $   387,763
                                                      ===========    ===========    =========   ==========   ==========  ==========

                   JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                 Years and periods ended March 31, 2000

                                                          Small/Mid Cap CORE          High Yield Bond       Enhanced US Equity Fund
                                                               Subaccount                 Subaccount              Subaccount
                                                      --------------------------    ----------------------  -----------------------
                                                        3/31/00        12/31/99      3/31/00     12/31/99     3/31/00     12/31/99
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Increase (decrease) in net assets from
     operations:
     Net investment income (loss) ...............   $       (186)  $       6,632   $    3,457  $     2,542  $      (23) $     1,113
     Net realized gain (loss) ...................          9,798             252         (260)        (186)        (16)          91
     Net unrealized appreciation (depreciation)
       during year ..............................         (1,113)          3,005      (10,047)        (511)        473         (879)
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase (decrease) in net assets from                 8,499           9,889       (6,850)       1,845         434          325
     operations .................................
From policyholder transactions:
     Net premiums from policyholders ............        125,879          97,285      117,055       98,955       4,402       13,814
     Net benefits to policyholders ..............         86,638          (7,901)     (24,046)     (13,078)        135           --
     Net increase in policy loans ...............             --              --           --           --          --           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets resulting from
     policyholder transactions ..................         39,241          89,484      141,101       85,877       4,267       13,814
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net increase in net assets ......................         47,740          99,373      134,251       87,722       4,701       14,139
Net assets at beginning of year .................         99,481             108       90,601        2,879      14,139           --
                                                      ----------     -----------    ---------   ----------  ----------   ----------
Net assets at end of year .......................   $    147,221   $      99,481   $  224,852  $    90,601  $   18,840  $    14,139
                                                      ==========     ===========    =========   ==========  ==========   ==========

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                March 31, 2000

1.   Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.


3.   Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4  Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

Subaccount                                                       Shares Owned         Cost              Value
----------                                                       ------------     ------------      -------------
Large Cap Growth................................................    5,741,593     $127,611,841      $ 174,861,561
Active Bond.....................................................   25,890,030      248,439,590        234,884,827
International Equities..........................................    1,479,056       26,796,589         31,570,772
Small Cap Growth................................................      566,326       10,421,963         14,833,170
International Balanced..........................................      109,967          976,041            943,471
Mid Cap Growth..................................................      713,403       18,626,024         26,128,545
Large Cap Value.................................................      708,140       10,602,588          9,984,441
Money Market....................................................    6,251,999       60,394,274         60,394,274
Mid Cap Value...................................................      409,851        5,119,226          5,742,590
Small/Mid Cap Growth............................................      884,190       12,886,858         12,638,999
Real Estate Equity..............................................    1,000,760       13,828,433         11,473,072
Growth & Income.................................................   54,521,668      789,399,326      1,091,691,749
Managed.........................................................   27,360,590      359,653,541        421,340,461
Short-Term Bond.................................................      116,179          984,899            964,359
Small Cap Value.................................................      376,603        4,518,967          4,195,612
International Opportunities.....................................      350,017        4,936,164          5,766,520
Equity Index....................................................    1,081,124       19,188,937         24,855,784
Global Bond.....................................................      191,740        1,557,904          1,503,338
Turner Core Growth..............................................       23,384          512,537            645,943
Brandes International Equity....................................       37,895          474,795            589,962
Frontier Capital Appreciation...................................       34,502          713,685          1,036,922
Emerging Markets Equity.........................................       32,273          934,391          1,021,858
International Opportunities II..................................        9,277          202,840            212,136
Bond Index......................................................       41,614          725,415            711,214
Small/Mid Cap CORE..............................................       10,135          145,325            147,223
High Yield Bond.................................................       10,083          233,901            233,317
Enhanced US Equity Fund.........................................          674           19,248             18,840

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Note 4 Details of Investments (continued)

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund through March 31, 2000, were as follows:

Subaccount                                                                              Purchases         Sales
----------                                                                             -----------     -----------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 7,703,632     $ 1,634,696
Active Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,631,457       6,822,636
International Equities Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,952,172         409,335
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,927,333         576,614
International Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      47,905         241,680
Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5,525,701         316,264
Large Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,068,502         322,668
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3,921,376       6,047,088
Mid Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      519,074         460,127
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     333,038         945,931
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     561,232         679,296
Growth & Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,312,140      18,594,430
Managed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,380,888       8,682,348
Short-Term U.S. Government . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     109,566         270,842
Small Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      431,639         322,180
International Opportunities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,486,284       1,038,602
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,672,849         503,739
Global Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      161,296         562,740
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     121,407          75,357
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33,343          12,815
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .      180,928          10,614
Emerging Markets Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      685,355          93,029
International Opportunities II . . . . . . . . . . . . . . . . . . . . . . . . . . . .     193,288         102,449
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     335,583          19,625
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     123,200          84,142
High Yield Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      147,370           4,355
Enhanced US Equity Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,387             143

                REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999

                                                                                            International
                                                              Large Cap       Sovereign         Equity        Small Cap
                                                                Growth           Bond           Index           Growth
                                                              Subaccount      Subaccount      Subaccount      Subaccount
                                                             ------------   -------------   -------------   ------------
Assets
Cash......................................................   $     18,374   $      31,159   $       3,363   $      1,196
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................    156,931,243     236,200,057      29,055,936     10,825,578
Policy loans and accrued interest receivable..............     20,131,090      56,920,743       2,843,104             --
Receivable from:
   John Hancock Variable Series Trust I...................        166,807          45,107          32,276         20,662
   M Fund Inc.............................................             --              --              --             --
                                                             ------------   -------------   -------------   ------------
Total assets..............................................    177,247,514     293,197,066      31,934,679     10,847,436
Liabilities
Payable to John Hancock Variable Life Insurance Company...        164,174          40,650          31,788         20,488
Asset charges payable.....................................         21,008          35,617           3,852          1,370
                                                             ------------   -------------   -------------   ------------
                                                                  185,182          76,267          35,640         21,858
                                                             ------------   -------------   -------------   ------------
Net assets................................................   $177,062,332   $ 293,120,799   $  31,899,039   $ 10,825,578
                                                             ============   =============   =============   ============

                                                             International     Mid Cap        Large Cap        Money
                                                               Balanced        Growth           Value          Market
                                                              Subaccount      Subaccount      Subaccount     Subaccount
                                                             ------------   -------------   -------------   ------------
Assets
Cash......................................................   $        133   $       2,329   $       1,091   $      4,680
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................      1,177,232      20,852,255       9,553,293     62,519,986
Policy loans and accrued interest receivable..............             --              --              --     14,118,655
Receivable from:
  John Hancock Variable Series Trust I....................            970         103,804           6,237        159,443
  M Fund Inc..............................................             --              --              --             --
                                                             ------------   -------------   -------------   ------------
Total assets..............................................      1,178,335      20,958,388       9,560,621     76,802,764
Liabilities
Payable to John Hancock Variable Life Insurance Company...            950         103,466           6,081        158,266
Asset charges payable.....................................            153           2,667           1,247          5,857
                                                             ------------   -------------   -------------   ------------
                                                                    1,103         106,133           7,328        164,123
                                                             ------------   -------------   -------------   ------------
Net assets................................................   $  1,177,232   $  20,852,255   $   9,553,293   $ 76,638,641
                                                             ============   =============   =============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                             Small/Mid
                                                               Mid Cap          Cap        Real Estate        Growth &
                                                                Value         Growth          Equity           Income
                                                             Subaccount     Subaccount      Subaccount       Subaccount
                                                             ----------    -----------     -----------    ---------------
Assets
Cash......................................................   $      589    $     1,386     $     1,428    $       132,575
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value.......................    5,236,581     12,409,573      11,482,706      1,091,050,404
Policy loans and accrued interest receivable..............           --             --       1,895,766        187,689,150
Receivable from:
  John Hancock Variable Series Trust I....................       27,820         34,285           1,966            333,111
  M Fund Inc..............................................           --             --              --                 --
                                                             ----------    -----------     -----------    ---------------
Total assets..............................................    5,264,990     12,445,244      13,381,866      1,279,205,240
Liabilities
Payable to John Hancock Variable Life Insurance Company...       27,735         34,083           1,758            314,139
Asset charges payable.....................................          675          1,588           1,636            151,547
                                                             ----------    -----------     -----------    ---------------
Total liabilities.........................................       28,410         35,671           3,394            465,686
                                                             ----------    -----------     -----------    ---------------
Net assets................................................   $5,236,580    $12,409,573     $13,378,472    $ 1,278,739,554
                                                             ==========    ===========     ===========    ===============

                                                                              Short-Term      Small Cap      International
                                                                Managed          Bond           Value        Opportunities
                                                              Subaccount      Subaccount     Subaccount       Subaccount
                                                             ------------    -----------     -----------    --------------
Assets
Cash......................................................   $     52,222    $       129     $       460    $          593
Investments in shares of portfolios of John Hancock
   Variable Series Trust I, at value......................    422,672,470      1,129,483       4,111,416         5,310,586
Policy loans and accrued interest receivable..............     77,400,280             --              --                --
Receivable from:
   John Hancock Variable Series Trust I...................        123,268            218           2,954             5,072
   M Fund Inc.............................................             --             --              --                --
                                                             ------------    -----------     -----------    --------------
Total assets..............................................    500,248,240      1,129,830       4,114,830         5,316,251
Liabilities
Payable to John Hancock Variable Life Insurance Company...        115,790            199           2,887             4,985
Asset charges payable.....................................         59,700            148             527               680
                                                             ------------    -----------     -----------    --------------
Total liabilities.........................................        175,490            347           3,414             5,665
                                                             ------------    -----------     -----------    --------------
Net assets................................................   $500,072,750    $ 1,129,483     $ 4,111,416    $    5,310,586
                                                             ============    ===========     ===========    ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                                                         Turner         Brandes
                                                                          Equity           Global         Core       International
                                                                           Index            Bond         Growth         Equity
                                                                        Subaccount       Subaccount    Subaccount     Subaccount
                                                                        ----------       ----------    ----------     ----------
Assets
Cash................................................................   $      2,517     $       216     $      60      $      65
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.................................................     22,117,624       1,882,675            --             --
Investments in shares of portfolios of M Fund Inc., at value........             --              --       536,192        588,128
Policy loans and accrued interest receivable........................             --              --            --             --
Receivable from:
  John Hancock Variable Series Trust I..............................         19,259              31            --             --
  M Fund Inc........................................................             --              --             9             10
                                                                       ------------     -----------     ---------      ---------
Total assets........................................................     22,139,400       1,882,922       536,261        588,203
Liabilities
Payable to John Hancock Variable Life Insurance Company.............         18,897              --            --             --
Asset charges payable...............................................          2,879             247            69             75
                                                                       ------------     -----------     ---------      ---------
Total liabilities...................................................         21,776             247            69             75
                                                                       ------------     -----------     ---------      ---------
Net assets..........................................................   $ 22,117,624     $ 1,882,675     $ 536,192      $ 588,128
                                                                       ============     ===========     =========      =========

                                                                         Frontier         Emerging
                                                                          Capital         Markets        Global
                                                                       Appreciation        Equity        Equity       Bond Index
                                                                        Subaccount       Subaccount    Subaccount     Subaccount
                                                                        ----------       ----------    ----------     ----------
Assets
Cash................................................................   $         80     $        43     $      12      $      45
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value.................................................             --         395,733       112,572        387,762
Investments in shares of portfolios of M Fund Inc., at value........        728,674              --            --             --
Policy loans and accrued interest receivable........................             --              --            --             --
Receivable from:
  John Hancock Variable Series Trust I..............................             --           2,536             2          1,123
  M Fund Inc........................................................             12              --            --             --
                                                                       ------------     -----------     ---------      ---------
Total assets........................................................        728,766         398,312       112,586        388,930
Liabilities
Payable to John Hancock Variable Life Insurance Company.............             --           2,529            --          1,116
Asset charges payable...............................................             92              49            14             51
                                                                       ------------     -----------     ---------      ---------
Total liabilities...................................................             92           2,578            14          1,167
                                                                       ------------     -----------     ---------      ---------
Net assets..........................................................   $    728,674     $   395,734     $ 112,572      $ 387,763
                                                                       ============     ===========     =========      =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 1999

                                                                                             Small/Mid     High Yield      Enhanced
                                                                                             Cap CORE         Bond       U.S. Equity
                                                                                            Subaccount     Subaccount     Subaccount
                                                                                            ----------     ----------     ----------
Assets
Cash....................................................................................     $      9       $     --       $      1
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value...       99,481         90,611             --
Investments in shares of portfolios of M Fund Inc., at value............................           --             --         14,140
Policy loans and accrued interest receivable............................................           --             --             --
Receivable from:
  John Hancock Variable Series Trust I..................................................       16,714          1,478             --
  M Fund Inc............................................................................           --             --             --
                                                                                             --------       --------       --------
Total assets............................................................................      116,204         92,089         14,141
Liabilities
Payable to John Hancock Variable Life Insurance Company.................................       16,712          1,477             --
Asset charges payable...................................................................           11             11              2
                                                                                             --------       --------       --------
Total liabilities.......................................................................       16,723          1,488              2
                                                                                             --------       --------       --------
Net assets..............................................................................     $ 99,481       $ 90,601       $ 14,139
                                                                                             ========       ========       ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                     Years and periods ended December 31,

                                                   Large Cap Growth Subaccount                   Sovereign Bond Subaccount
                                            -----------------------------------------   ------------------------------------------
                                                1999           1998           1997          1999           1998           1997
                                            ------------   ------------   -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................   $ 24,007,195   $ 11,641,271   $ 7,675,850   $ 17,792,726   $ 19,685,096   $ 17,409,990
  M Fund Inc.............................             --             --            --             --             --             --
Interest income on policy loans..........      1,211,333      1,008,607       875,892      4,084,783      4,027,376      3,926,698
                                            ------------   ------------   -----------   ------------   ------------   ------------
Total investment income..................     25,218,528     12,649,878     8,551,742     21,877,509     23,712,472     21,336,688
Expenses:
  Mortality and expense risks............        828,714        624,665       480,057      1,643,861      1,624,615      1,514,127
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net investment income....................     24,389,814     12,025,213     8,071,685     20,233,648     22,087,857     19,822,561
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain......................      4,239,424      3,520,199     4,216,904        192,098      1,600,539      1,088,488
  Net unrealized appreciation
    (depreciation) during the period.....      1,727,703     18,509,310     7,920,403    (20,304,536)    (2,317,324)     2,987,952
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments............................      5,967,127     22,029,509    12,137,307    (20,112,438)      (716,785)     4,076,440
                                            ------------   ------------   -----------   ------------   ------------   ------------
Net increase in net assets resulting from
  operations.............................   $ 30,356,941   $ 34,054,722  $ 20,208,992   $    121,210   $ 21,371,072   $ 23,899,001
                                            ============   ============   ===========   ============   ============   ============


                                              International Equity Index Subaccount             Small Cap Growth Subaccount
                                            -----------------------------------------   ------------------------------------------
                                                1999           1998           1997          1999           1998           1997
                                            ------------   ------------   -----------   ------------   ------------   ------------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I..............................   $    917,904   $  3,394,842   $    840,616  $  1,272,230   $         --   $        976
  M Fund Inc.............................             --             --             --            --             --             --
Interest income on policy loans..........        179,345        170,285        170,905            --             --             --
                                            ------------   ------------   ------------  ------------   ------------   ------------
Total investment income..................      1,097,249      3,565,127      1,011,521     1,272,230             --            976
Expenses:
  Mortality and expense risks............        147,126        124,891        107,415        37,386         20,335         11,175
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net investment income (loss).............        950,123      3,440,236        904,106     1,234,844        (20,335)       (10,199)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain......................        168,248        148,419        209,781       491,241         55,393         34,153
  Net unrealized appreciation
    (depreciation) during the period.....      5,712,567        105,161     (2,036,425)    2,317,857        518,731        226,085
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net realized and unrealized gain (loss) on
  investments............................      5,880,815        253,580     (1,826,644)    2,809,098        574,124        260,238
                                            ------------   ------------   ------------  ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations..............   $  6,830,938   $  3,693,816   $   (922,538) $  4,043,942   $    553,789   $    250,039
                                            ============   ============   ============  ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                               International Balanced Subaccount             Mid Cap Growth Subaccount
                                              -----------------------------------    -----------------------------------------
                                                 1999         1998         1997          1999           1998           1997
                                              ---------    ---------    ---------    -----------    -----------    -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I...............................    $  99,184    $  57,587    $  30,867    $ 2,117,559    $   461,919    $        --
  M Fund Inc..............................           --           --           --             --             --             --
Interest income on policy loans...........           --           --           --             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Total investment income...................       99,184       57,587       30,867      2,117,559        461,919             --
Expenses
  Mortality and expense risks.............        6,368        4,696        2,758         58,898         16,758          5,801
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net investment income (loss)..............       92,816       52,891       28,109      2,058,661        445,161         (5,801)
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)................        4,711       (4,506)      12,000        773,222         73,958            394
  Net unrealized appreciation
    (depreciation) during the period......      (38,997)      78,455      (41,999)     6,801,000        647,137        199,441
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
  investments.............................      (34,286)      73,949      (29,999)     7,574,222        721,095        199,835
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net increase in net assets resulting from
  operations..............................    $  58,530    $ 126,840    $  (1,890)   $ 9,632,883    $ 1,166,256    $   194,034
                                              =========    =========    =========    ===========    ===========    ===========


                                                   Large Cap Value Subaccount                 Money Market Subaccount
                                              -----------------------------------    -----------------------------------------
                                                 1999         1998         1997          1999           1998           1997
                                              ---------    ---------    ---------    -----------    -----------    -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I...............................    $ 648,532    $ 433,626    $ 266,440    $ 2,943,852    $ 2,888,490    $ 2,746,662
  M Fund Inc..............................           --           --           --             --             --             --
Interest income on policy loans...........           --           --           --        985,509        973,241        957,390
                                              ---------    ---------    ---------    -----------    -----------    -----------
Total investment income...................      648,532      433,626      266,440      3,929,361      3,861,731      3,704,052
Expenses:
  Mortality and expense risks.............       54,610       44,753       25,295        411,487        380,002        361,409
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net investment income.....................      593,922      388,873      241,145      3,517,874      3,481,729      3,342,643
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain.......................      165,556      673,582      217,073             --             --             --
  Net unrealized appreciation
    (depreciation) during the period......     (569,216)    (479,093)     532,936             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
  investments.............................     (403,660)     194,489      750,009             --             --             --
                                              ---------    ---------    ---------    -----------    -----------    -----------
Net increase in net assets resulting from
  operations..............................    $ 190,262    $ 583,362    $ 991,154    $ 3,517,874    $ 3,481,729    $ 3,342,643
                                              =========    =========    =========    ===========    ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                            Mid Cap Value Subaccount            Small/Mid Cap Growth Subaccount
                                                        --------------------------------       ----------------------------------
                                                          1999         1998       1997           1999         1998         1997
                                                        --------    ---------   --------       --------    ---------    ---------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................       $  31,306    $  40,338    $ 178,590   $  1,903,687  $  217,686   $  1,022,881
  M Fund Inc...................................              --           --           --             --          --             --
Interest income on policy loans................              --           --           --             --          --             --
Total investment income........................          31,306       40,338      178,590      1,903,687     217,686      1,022,881
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Expenses:
  Mortality and expense risks..................          29,798       23,760        6,329         69,847      63,334         54,469
Net investment income..........................           1,508       16,578      172,261      1,833,840     154,352        968,412
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................        (241,740)    (422,902)     121,152        (13,020)     56,968        533,297
  Net unrealized appreciation
    (depreciation) during the period...........         469,537     (260,362)     (86,033)    (1,274,161)    334,213     (1,073,252)
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net realized and unrealized gain (loss) on
  investments..................................         227,797     (683,264)      35,119     (1,287,181)    391,181       (539,955)
                                                      ---------    ---------    ---------   ------------  ----------   ------------
Net increase (decrease) in net assets
  resulting from operations....................       $ 229,305    $(666,686)   $ 207,380     $  546,659  $  545,533   $    428,457
                                                      =========    =========    =========   ============  ==========   ============

                                                        Real Estate Equity Subaccount            Growth & Income Subaccount
                                                      -----------------------------------    ----------------------------------
                                                        1999         1998          1997        1999          1998        1997
                                                      --------    ---------  ------------    --------      -------     --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................       $  771,050   $  817,633  $  957,079  $124,750,392  $ 96,326,313  $ 99,799,718
  M Fund Inc...................................               --           --          --            --            --            --
Interest income on policy loans................          131,461      145,212     140,517    12,877,539    11,727,553    10,448,315
Total investment income........................          902,511      962,845   1,097,596   137,627,931   108,053,866   110,248,033
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Expenses:
  Mortality and expense risks..................           78,893       86,610      76,454     6,531,512     5,589,689     4,658,703
Net investment income..........................       ----------   ----------  ----------  ------------  ------------  ------------
                                                         823,618      876,235   1,021,142   131,096,419   102,464,177   105,589,330
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................          123,591      442,876     551,925    22,802,197    22,835,488    16,543,458
  Net unrealized appreciation
    (depreciation) during the period...........       (1,106,755)  (3,720,942)    447,661     7,687,109   112,457,395    67,250,127
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
  investments..................................         (983,164)  (3,278,066)    999,586    30,489,306   135,292,883    83,793,585
                                                      ----------   ----------  ----------  ------------  ------------  ------------
Net increase (decrease) in net assets
  resulting from operations....................      $  (159,546) $(2,401,831) $2,020,728  $161,585,725  $237,757,060  $189,382,915
                                                     ===========  ===========  ==========  ============  ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                             Managed Subaccount              Short-Term Bond Subaccount
                                                     --------------------------------      ------------------------------
                                                       1999       1998          1997         1999       1998       1997
                                                     -------    -------       -------      --------   --------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................     $39,951,88  $37,907,821  $32,757,460   $  53,689   $ 31,261  $ 22,079
  M Fund Inc...................................             --           --           --          --         --        --
Interest income on policy loans................      5,217,121    4,949,021    4,669,363          --         --        --
Total investment income........................     45,169,006   42,856,842   37,426,823      53,689     31,261    22,079
                                                   -----------  -----------  -----------   ---------  ---------  --------
Expenses:
  Mortality and expense risks..................      2,636,085    2,381,406    2,111,314       5,065      3,052     2,202
Net investment income..........................    -----------  -----------  -----------   ---------  ---------  --------
                                                    42,532,921   40,475,436   35,315,509      48,624     28,209    19,877
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss).....................      5,060,826    5,853,076    5,663,060      (3,107)     2,008       235
  Net unrealized appreciation
    (depreciation) during the period...........     (9,288,287)  24,834,482   16,843,903     (23,648)    (5,287)    1,405
                                                   -----------  -----------  -----------   ---------  ---------  --------
Net realized and unrealized gain (loss) on
  investments..................................     (4,227,461)  30,687,558   22,506,963     (26,755)    (3,279)    1,640
                                                   -----------  -----------  -----------   ---------  ---------  --------
Net increase (decrease) in net assets
  resulting from operations....................     $38,305,46  $71,162,994  $57,822,472   $  21,869   $ 24,930  $ 21,517
                                                   ===========  ===========  ===========   =========  =========  ========

                                                               Small Cap Value Subaccount     International Opportunities Subaccount
                                                            --------------------------------  --------------------------------------
                                                              1999       1998          1997        1999         1998        1997
                                                           ---------  ----------    --------  -----------   ----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................            $  97,290   $  24,781   $  256,363   $  354,646    $ 27,799    $ 35,111
  M Fund Inc...................................                   --          --           --           --          --          --
Interest income on policy loans................                   --          --           --           --          --          --
Total investment income........................               97,290      24,781      256,363      354,646      27,799      35,111
                                                           ---------  ----------  -----------  -----------   ---------    --------
Expenses:
  Mortality and expense risks..................               24,661      23,711       10,530       24,257      19,481      11,575
Net investment income..........................            ---------  ----------  -----------  -----------   ---------    --------
                                                              72,629       1,070      245,833      330,389       8,318      23,536
Net realized and unrealized gain (loss) on
  investments: in (loss).......................             (217,582)     61,917      129,604      123,861      64,757      78,058
  Net realized gain (loss).....................
  Net unrealized appreciation
    (depreciation) during the period...........              (40,472)   (364,339)     (32,439)     839,140     339,709    (141,034)
                                                           ---------  ----------  -----------  -----------   ---------    --------
Net realized and unrealized gain (loss) on
  investments..................................             (258,054)   (302,422)      97,165      963,001     404,466     (62,976)
                                                           ---------  ----------  -----------  -----------   ---------    --------
Net increase (decrease) in net assets
  resulting from operations....................            $(185,425)  $(301,352)  $  342,998   $1,293,390    $412,784    $(39,440)
                                                           =========  ==========  ===========  ===========   =========    ========

See accompanying notes.

                  JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                                       Equity Index Subaccount            Global Bond Subaccount
                                                                  --------------------------------     ---------------------------
                                                                    1999        1998        1997         1999     1998       1997
                                                                  --------    -------     -------      -------  --------   -------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................                $   921,698  $  367,284  $  220,686   $  91,316    $62,244  $84,597
  M Fund Inc...................................                         --          --          --          --         --       --
Interest income on policy loans................                         --          --          --          --         --       --
Total investment income........................                    921,698     367,284     220,686      91,316     62,244   84,597
                                                              ------------  ----------  ----------   ---------    -------  -------
Expenses:
  Mortality and expense risks..................                    103,983      60,274      28,637       9,736      7,516    5,827
Net investment income..........................                    817,715     307,010     192,049      81,580     54,728   78,770
                                                              ------------  ----------  ----------   ---------    -------  -------
Net realized and unrealized gain (loss) on
  investments: in (loss).......................
  Net realized gain (loss).....................                    471,802     132,619      38,987      (1,996)    32,917    5,891
  Net unrealized appreciation
    (depreciation) during the period...........                  2,019,913   2,082,107   1,193,531    (126,001)    11,342   (3,195)
                                                              ------------  ----------  ----------   ---------    -------  -------
Net realized and unrealized gain (loss) on
  investments..................................                  2,491,715   2,214,726   1,232,518    (127,997)    44,259    2,696
                                                              ------------  ----------  ----------   ---------    -------  -------
Net increase (decrease) in net assets
  resulting from operations....................                $ 3,309,430 $ 2,521,736  $1,424,567   $ (46,417)   $98,987  $81,466
                                                              ============  ==========  ==========   =========    =======  =======

                                                           Turner Core Growth Subaccount     Brandes International Equity Subaccount
                                                         ---------------------------------     ----------------------------------
                                                            1999        1998        1997           1999         1998       1997
                                                         ----------  ---------   ---------      ---------    ---------   --------
Investment income:
Distributions received from:
  John Hancock Variable Series
    Trust I....................................           $     --   $      --    $      --       $      --    $     --    $     --
  M Fund Inc...................................             38,038       5,535       11,090          18,453      13,237       2,278
Interest income on policy loans................                 --          --           --              --          --          --
Total investment income........................             38,038       5,535       11,090          18,453      13,237       2,278
                                                         ---------   ---------   ----------       ---------    --------    --------
Expenses:
  Mortality and expense risks..................              2,102       1,022          505           1,904       1,143         746
Net investment income..........................             35,936       4,513       10,585          16,549      12,094       1,532
                                                         ---------   ---------   ----------       ---------    --------    --------
Net realized and unrealized gain (loss) on
  investments:
  Net realised gain............................             44,245      14,364        3,166           7,704       1,184         133
                                                         ---------   ---------   ----------       ---------    --------    --------
  Net unrealized appreciation during
      the period...............................             37,727      49,605       12,370         119,400      15,813       2,674
Net realized and unrealized gain (loss) on
  investments..................................             81,972      63,969       15,536         127,104      16,997       2,807
                                                         ---------   ---------   ----------       ---------    --------    --------
Net increase in net assets resulting from
  operations..................................            $117,908   $  68,482    $  26,121       $ 143,653    $ 29,091    $  4,339
                                                         =========   =========   ==========       =========    ========    ========

See accompanying notes

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                        Frontier Capital Appreciation    Emerging Markets Equity       Global
                                                                 Subaccount                    Subaccount         Equity Subaccount
                                                       --------------------------------    -----------------      -----------------
                                                         1999        1998         1997       1999     1998*          1999     1998*
                                                       --------    -------      -------    -------  --------       -------  -------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...........     $     --    $            $     --    $ 13,510   $   1        $    508    $   1
  M Fund Inc.....................................       20,787        1,888       8,986          --      --              --       --
Interest income on policy loans..................           --           --          --          --      --              --       --
Total investment income..........................       20,787        1,888       8,986      13,510       1             508        1
                                                      --------    ---------    --------   ---------   -----        --------   ------
Expenses:
  Mortality and expense risks....................        3,019        2,096       1,464         720      --             267       --
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net investment income (loss).....................       17,768         (208)      7,522      12,790       1             241        1
Net realized and unrealized gain on
  investments:
  Net realized gain..............................       22,678       12,123       9,048       5,339      --             602        1
  Net unrealized appreciation (depreciation)
    during the period............................      164,599      (17,930)     40,541      86,570      10          13,424       45
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net realized and unrealized gain (loss) on
  investments....................................      187,277       (5,807)     49,589      91,909      10          14,026       46
                                                      --------    ---------    --------   ---------   -----        --------   ------
Net increase (decrease) in net assets resulting
  from operations................................     $205,045    $  (6,015)   $ 57,111    $104,699    $ 11        $ 14,267    $  47
                                                      --------    ---------    --------   ---------   -----        --------   ------


                                                                                     Small/Mid                            Enhanced
                                                                                      Cap CORE          High Yield       U.S. Equity
                                                       Bond Index Subaccount         Subaccount       Bond Subaccount    Subaccount
                                                     -------------------------    ----------------  ------------------- ------------
                                                          1999         1998*        1999     1998*     1999     1998*       1999**
                                                     -------------  ----------    -------   ------- --------  ---------  -----------
Investment income:
Distributions received from:
John Hancock Variable Series Trust I...............    $  17,417       $  149      $  6,810   $  --   $2,748    $   19    $     --
M Fund Inc.........................................           --           --            --      --       --        --       1,117
Interest income on policy loans....................           --           --            --      --       --        --          --
                                                       ---------       ------       --------  ------  ------    ------    --------
Total investment income............................       17,417          149         6,810            2,748        19       1,117
Expenses:
Mortality and expense risks........................        1,565            3           178      --      206         1           4
                                                       ---------       ------       --------  ------  ------    ------    --------
Net investment income..............................       15,852          146         6,632      --    2,542        18       1,113
Net realized and unrealized gain (loss) on
investments:
Net realized gain (loss)...........................       (1,422)          (1)          252      --     (186)       --          91
Net unrealized appreciation (depreciation)
during the period..................................      (22,820)        (196)        3,005       6     (511)      (26)       (879)
                                                       ---------       ------       --------  ------  ------    ------    --------
Net realized and unrealized gain (loss) on
investments........................................      (24,242)        (197)        3,257       6     (697)      (26)       (788)
Net increase (decrease) in net assets resulting
from operations....................................    $  (8,390)      $  (51)     $  9,889   $   6   $1,845    $   (8)   $    325
                                                       =========       ======       ========  ======  ======    ======    ========

_____________
*  From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,

                                                Large Cap Growth Subaccount                     Sovereign Bond Subaccount
                                       --------------------------------------------   ---------------------------------------------
                                           1999            1998            1997            1999            1998            1997
                                       -------------   -------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
  Net investment income.............   $  24,389,814   $  12,025,213   $  8,071,685   $  20,233,648   $  22,087,857   $  19,822,561
  Net realized gains................       4,239,424       3,520,199      4,216,904         192,098       1,600,539       1,088,488
  Net unrealized appreciation
    (depreciation) during the
    period..........................       1,727,703      18,509,310      7,920,403     (20,304,536)     (2,317,324)      2,987,952
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase in net assets resulting
  from operations...................      30,356,941      34,054,722     20,208,992         121,210      21,371,072      23,899,001
From policyholder transactions:
  Net premiums from
    policyholders...................      37,307,814      21,681,632     18,819,133      26,114,799      32,901,747      31,136,450
  Net benefits to policyholders.....     (25,817,420)    (21,510,240)   (19,915,971)    (35,577,616)    (39,577,750)    (39,506,771)
  Net increase (decrease) in policy
    loans...........................              --       2,561,877        (41,068)             --       1,607,456       1,612,490
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions.....................       11,490,394       2,733,269     (1,137,906)     (9,462,817)     (5,068,547)     (6,757,831)
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net
  assets............................      41,847,335      36,787,991     19,071,086      (9,341,607)     16,302,525      17,141,170
Net assets at beginning of
  period............................     135,214,997      98,427,006     79,355,920     302,462,406     286,159,881     269,018,711
                                       -------------   -------------   ------------   -------------   -------------   -------------
Net assets at end of period.........   $ 177,062,332   $ 135,214,997   $ 98,427,006   $ 293,120,799   $ 302,462,406   $ 286,159,881
                                       =============   =============   ============   =============   =============   =============


                                           International Equity Index Subaccount               Small Cap Growth Subaccount
                                       --------------------------------------------   ---------------------------------------------
                                           1999            1998            1997            1999            1998            1997
                                       -------------   -------------   ------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
  Net investment income (loss)......   $     950,123   $   3,440,236   $    904,106   $   1,234,844   $    (20,335)   $     (10,199)
  Net realized gains................         168,248         148,419        209,781         491,241         55,393           34,153
  Net unrealized appreciation
    (depreciation) during the
    period..........................       5,712,567         105,161     (2,036,425)      2,317,857        518,731          226,085
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase (decrease) in net assets
  resulting from operations.........       6,830,938       3,693,816       (922,538)      4,043,942        553,789          250,039
From policyholder transactions:
  Net premiums from
    policyholders...................       7,373,967       6,549,988      6,398,146       4,316,218      2,382,203        1,906,439
  Net benefits to policyholders.....      (6,834,914)     (5,210,982)    (4,052,306)     (2,206,402)      (998,381)        (626,114)
  Net increase in policy loans......              --          86,200         41,466              --             --               --
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase in net assets resulting
  from policyholder transactions....         539,053       1,425,206      2,387,306       2,109,816      1,383,822        1,280,325
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net increase in net assets..........       7,369,991       5,119,022      1,464,768       6,153,758      1,937,611        1,530,364
Net assets at beginning of
  period............................      24,529,048      19,410,026     17,945,258       4,671,820      2,734,209        1,203,845
                                       -------------   -------------   ------------   -------------   ------------    -------------
Net assets at end of period.........   $  31,899,039   $  24,529,048   $ 19,410,026   $  10,825,578   $  4,671,820    $   2,734,209
                                       =============   =============   ============   =============   ============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                            International Balanced Subaccount               Mid Cap Growth Subaccount
                                         ---------------------------------------   ------------------------------------------
                                             1999          1998          1997          1999           1998           1997
                                         -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets
  from operations
  Net investment income (loss)........   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161   $     (5,801)
  Net realized gains (losses).........         4,711        (4,506)       12,000        773,222         73,958            394
  Net unrealized appreciation
    (depreciation) during the
    period............................       (38,997)       78,455       (41,999)     6,801,000        647,137        199,441
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...........        58,530       126,840        (1,890)     9,632,883      1,166,256        194,034
From policyholder transactions:
  Net premiums from policyholders.....       377,958       341,482       602,033      8,941,124      3,164,065      1,031,218
  Net benefits to policyholders.......      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)      (294,344)
  Net increase in policy loans........            --            --            --             --             --             --
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets resulting
  from policyholder transactions......       246,627        30,716       499,080      6,003,867      2,551,090        736,874
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets............       305,157       157,556       497,190     15,636,750      3,717,346        930,908
Net assets at beginning of period.....       872,075       714,519       217,329      5,215,505      1,498,159        567,251
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period...........   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505   $  1,498,159
                                         ===========   ===========   ===========   ============   ============   ============


                                                Large Cap Value Subaccount                   Money Market Subaccount
                                         ---------------------------------------   ------------------------------------------
                                             1999          1998          1997          1999           1998           1997
                                         -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729   $  3,342,641
  Net realized gains..................       165,556       673,582       217,073             --             --             --
  Net unrealized appreciation
    (depreciation) during the
    period............................      (569,216)     (479,093)      532,936             --             --             --
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets
  resulting from operations...........       190,262       583,362       991,154      3,517,874      3,481,729      3,342,641
From policyholder transactions:
  Net premiums from
    policyholders.....................     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731     19,023,054
  Net benefits to policyholders.......    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)   (20,817,572)
  Net increase in policy loans........            --            --            --             --        421,166        390,775
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions........................     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174     (1,403,743)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase in net assets............     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903      1,938,898
Net assets at beginning of
  period..............................     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831     63,668,933
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net assets at end of period...........   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734   $ 65,607,831
                                         ===========   ===========   ===========   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                 Mid Cap Value Subaccount                  Small/Mid Cap Growth Subaccount
                                         ---------------------------------------   -----------------------------------------------
                                             1999          1998          1997           1999            1998             1997
                                         -----------   -----------   -----------   --------------  --------------   --------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $     1,508   $    16,578   $   172,261   $    1,833,840  $      154,352   $      968,412
  Net realized gains (losses).........      (241,740)     (422,902)      121,152          (13,020)         56,968          533,297
  Net unrealized appreciation
    (depreciation) during the
    period............................       469,537      (260,362)      (86,033)      (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from operations...........       229,305      (666,686)      207,380          546,659         545,533          428,457
From policyholder transactions:
  Net premiums from policyholders.....     1,886,594     5,997,691     2,070,644        3,493,643       3,953,326        6,338,416
  Net benefits to policyholders.......    (1,745,112)   (2,912,034)     (190,430)      (3,105,108)     (3,311,846)      (3,379,629)
  Net increase in policy loans........            --            --            --               --              --               --
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets resulting
  from policyholder transactions......       141,482     3,085,657     1,880,214          388,535         641,480        2,958,787
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets............       370,787     2,418,971     2,087,594          935,194       1,187,013        3,387,244
Net assets at beginning of period.....     4,865,793     2,446,822       359,228       11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net assets at end of period...........   $ 5,236,580   $ 4,865,793   $ 2,446,822   $   12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   ==============  ==============   ==============


                                              Real Estate Equity Subaccount                   Growth & Income Subaccount
                                         ---------------------------------------   -----------------------------------------------
                                             1999          1998          1997           1999            1998             1997
                                         -----------   -----------   -----------   --------------  --------------   --------------
Increase (decrease) in net assets
  from operations:
  Net investment income...............   $   823,618   $   876,235   $ 1,021,142   $  131,096,419  $  102,464,177   $  105,589,330
  Net realized gains..................       123,591       442,876       551,925       22,802,197      22,835,488       16,543,458
  Net unrealized appreciation
    (depreciation) during the
    period............................    (1,106,755)   (3,720,942)      447,661        7,687,109     112,457,395       67,250,127
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from operations...........      (159,546)   (2,401,831)    2,020,728      161,585,725     237,757,060      189,382,915
From policyholder transactions:
  Net premiums from
    policyholders.....................     2,304,591     6,295,255     7,786,904      101,973,160      92,955,980       86,308,294
  Net benefits to policyholders.......    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)   (134,661,151)    (115,839,460)
  Net increase in policy loans........            --       (83,216)      265,517               --      18,165,114       18,568,293
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase (decrease) in net assets
  resulting from policyholder assets
  transactions........................    (1,007,000)      704,734     2,571,311      (31,728,050)    (23,540,057)     (10,962,873)
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net increase in net assets............    (1,166,546)   (1,697,097)    4,592,039      129,857,675     214,217,003      178,420,042
Net assets at beginning of
  period..............................    14,545,018    16,242,115    11,650,076    1,148,881,879     934,664,876      756,244,834
                                         -----------   -----------   -----------   --------------  --------------   --------------
Net assets at end of period...........   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554  $1,148,881,879   $  934,664,876
                                         ===========   ===========   ===========   ==============  ==============   ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,

                                                          Managed Subaccount                  Short-Term Bond Subaccount
                                              ------------------------------------------  ------------------------------------
                                                  1999           1998          1997          1999        1998         1997
                                              ------------   ------------  ------------   ----------  ----------   -----------
Increase (decrease) in net assets
   from operations:
   Net investment income...................   $ 42,532,921   $ 40,475,436  $ 35,315,509   $   48,624  $   28,209   $  19,877
   Net realized gains (losses).............      5,060,826      5,853,076     5,663,060       (3,107)      2,008         235
   Net unrealized appreciation
     (depreciation) during the period......     (9,288,287)    24,834,482    16,843,903      (23,648)     (5,287)      1,405
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from operations...............     38,305,460     71,162,994    57,822,472       21,869      24,930      21,517
From policyholder transactions:
   Net premiums from policyholders.........     44,546,082     40,631,684    40,318,523      690,849     435,150     278,114
   Net benefits to policyholders...........    (55,332,758)   (55,447,667)  (54,498,285)    (178,124)   (274,762)   (218,771)
   Net increase in policy loans............              -      5,379,590     4,761,829           --          --          --
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions............................    (10,786,676)    (9,436,393)   (9,417,933)     512,725     160,388      59,343
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase in net assets.................     27,518,784     61,726,601    48,404,539      534,594     185,318      80,860
Net assets at beginning of period..........    472,553,966    410,827,365   362,422,826      594,889     409,571     328,711
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net assets at end of period................   $500,072,750   $472,553,966  $410,827,365   $1,129,483  $  594,889   $ 409,571
                                              ============   ============  ============   ==========  ==========   =========


                                                     Small Cap Value Subaccount          International Opportunities Subaccount
                                              ----------------------------------------   --------------------------------------
                                                  1999           1998          1997          1999        1998         1997
                                              ------------   ------------  -----------   ----------  ----------   ------------
Increase (decrease) in net assets
   from operations:
   Net investment income..................    $     72,629   $      1,070       245,833      330,389       8,318  $   23,536
   Net realized gains (losses)............        (217,582)        61,917       129,604      123,861      64,757      78,058
   Net unrealized appreciation
     (depreciation) during the period.....         (40,472)      (364,359)      (32,439)     839,140     339,709    (141,034)
                                              ------------   ------------  ------------  ----------- -----------  ----------
Net increase (decrease) in net assets
   resulting from operations..............        (185,425)      (301,372)      342,998    1,293,390     412,784     (39,440)
From policyholder transactions:
   Net premiums from policyholders........       1,446,109      2,644,808     2,466,836    1,632,955   2,203,753   1,969,364
   Net benefits to policyholders..........      (1,547,128)    (1,288,464)     (358,679)  (1,315,539) (1,443,700)   (709,490)
   Net increase in policy loans...........              --             --            --           --          --          --
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets
   resulting from policyholder
   transactions...........................        (101,019)     1,356,344     2,108,157      317,416     760,053   1,259,874
                                              ------------   ------------  ------------   ----------  ----------   ---------
Net increase (decrease) in net assets.....        (286,444)     1,054,972     2,451,155    1,610,806   1,172,837   1,220,434
Net assets at beginning of period.........       4,397,860      3,342,888       891,733    3,699,780   2,526,943   1,306,509
                                              ------------   ------------  ------------  -----------  ----------  ----------
Net assets at end of period...............    $  4,111,416   $  4,397,860  $  3,342,888  $ 5,310,586  $3,699,780  $2,526,943
                                              ============   ============  ============  ===========  ==========  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,


                                                   Equity Index Subaccount                    Global Bond Subaccount
                                             -------------------------------------     -------------------------------------
                                                  1999        1998        1997             1999         1998         1997
                                             -----------   ---------- ------------     -----------  -----------   ----------
Increase (decrease) in net assets from
   operations:
Net investment income......................  $   817,715  $   307,010   $   192,049    $    81,580  $    54,728   $   78,770
Net realized gains (losses)................      471,802      132,619        38,987         (1,996)      32,917        5,891
Net unrealized appreciation (depreciation)
during the period..........................    2,019,913    2,082,107     1,193,531       (126,001)      11,342       (3,195)
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets
resulting from operations..................    3,309,430    2,521,736     1,424,567        (46,417)      98,987       81,466
From policyholder transactions:
Net premiums from policyholders............    7,762,529    4,632,113     6,068,371      1,115,699      798,933      807,985
Net benefits to policyholders..............   (2,563,485   (1,120,852)     (260,531)      (292,075)  (1,158,109)    (201,240)
Net increase in policy loans...............           --          --             --             --           --           --
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets
resulting from policyholder transactions...    5,199,044    3,511,261     5,807,840        823,624     (359,176)     606,745
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net increase (decrease) in net assets......    8,508,474    6,032,997     7,232,407        777,207     (260,189)     688,211
Net assets at beginning of period..........   13,609,150    7,576,153       343,746      1,105,468    1,365,657      677,446
                                             -----------  -----------   -----------    -----------  -----------   ----------
Net assets at end of period................  $22,117,624  $13,609,150   $ 7,576,153    $ 1,882,675  $ 1,105,468   $1,365,657
                                             ===========  ===========   ===========    ===========  ===========   ==========

                                                 Turner Core Growth Subaccount       Brandes International Equity Subaccount
                                             -------------------------------------   ----------------------------------------
                                                1999          1998        1997             1999         1998         1997
                                             -----------   ---------- ------------   -------------  -----------   -----------
Increase (decrease) in net assets from
   operations:
   Net investment income...................  $    35,936  $     4,513   $    10,585    $    16,549  $    12,094   $     1,532
   Net realized gains......................       44,245       14,364         3,166          7,704        1,184           133
   Net unrealized appreciation during the
   period..................................       37,727       49,605        12,370        119,400       15,813         2,674
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets resulting from
   operations..............................      117,908       68,482        26,121        143,653       29,091         4,339
From policyholder transactions:
   Net premiums from policyholders.........      240,351      203,590        91,440        239,618       55,021       146,796
   Net benefits to policyholders...........     (136,661)     (77,651)       (9,878)       (29,520)     (10,341)      (34,985)
   Net increase in policy loans............           --           --            --             --           --            --
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets resulting from
   policyholder transactions...............      103,690      125,939        81,562        210,098       44,680       111,811
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net increase in net assets.................      221,598      194,421       107,683        353,751       73,771       116,150
Net assets at beginning of period..........      314,594      120,173        12,490        234,377      160,606        44,456
                                             -----------  -----------   -----------    -----------  -----------   -----------
Net assets at end of period................  $   536,192  $   314,594   $   120,173    $   588,128  $   234,377   $   160,606
                                             ===========  ===========   ===========    ===========  ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                     Years and periods ended December 31,


                                                      Frontier Capital           Emerging Markets Equity              Global
                                                  Appreciation Subaccount              Subaccount               Equity Subaccount
                                            -----------------------------------  ------------------------  -----------------------
                                               1999          1998        1997        1999         1998*       1999         1998*
                                            ---------      --------   ---------  ------------  ----------  ----------   ----------
Increase (decrease) in net assets from
   operations:
Net investment income (loss).............   $  17,768      $    (208)  $  7,522     $  12,790   $     1    $     241    $       1
Net realized gains.......................      22,678         12,123      9,048         5,339        --          602            1
Net unrealized appreciation
  (depreciation) during the
  period.................................     164,599        (17,930)    40,541        86,570        10       13,424           45
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
Net increase (decrease) in net
  assets resulting from operations.......     205,045         (6,015)    57,111       104,699        11       14,267           47
From policyholder transactions:
  Net premiums from policyholders........     255,268        128,779    327,804       433,406     2,018      108,420          915
  Net benefits to policyholders..........     (89,136)      (146,083)   (47,276)     (144,400)       --      (11,064)         (13)
  Net increase in policy loans...........          --             --         --            --        --           --           --
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
  Net increase (decrease) in net
  assets resulting from policyholder
  transactions...........................     166,132        (17,304)   280,528       289,006     2,018       97,356          902
                                            ---------      ---------   --------     ---------   -------    ---------    ---------
Net increase (decrease) in net
   assets................................     371,177        (23,319)   337,639       393,705      2,029     111,623          949
Net assets at beginning of period........     357,497        380,816     43,177         2,029          0         949            0
                                            ---------      ---------   --------     ---------   --------   ---------    ---------
Net assets at end of period..............   $ 728,674      $ 357,497   $380,816     $ 395,734   $  2,029    $112,572    $     949
                                            =========      =========   ========     =========   ========   =========    =========

                                                                                                                   Enhanced U.S.
                                                                           Small/Mid              High Yield          Equity
                                             Bond Index Subaccount    Cap CORE Subaccount      Bond Subaccount      Subaccount
                                            ----------------------  ---------------------    ------------------   ----------------
                                             1999          1998*       1999       1998*        1999       1998*        1999**
                                            -------       -------    -------   ----------    --------    ------   ----------------
Increase (decrease) in net assets from
   operations:
   Net investment income (loss)..........  $ 15,852       $   146    $ 6,632   $    --       $  2,542    $   18    $  1,113
   Net realized gains (losses)...........    (1,422)           (1)       252        --           (186)       --          91
   Net unrealized appreciation
     (depreciation) during the
     period..............................   (22,820)         (196)     3,005         6           (511)      (26)       (879)
                                           --------      --------    -------   -------       --------    ------    --------
Net increase (decrease) in net
   assets resulting from operations......    (8,390)          (51)     9,889         6          1,845        (8)        325
From policyholder transactions:
   Net premiums from policyholders.......   412,326        10,254     97,385       104         98,955     2,887      13,814
   Net benefits to policyholders.........   (26,307)          (69)    (7,901)       (2)       (13,078)       --          --
   Net increase in policy loans..........        --            --         --        --             --        --          --
                                           --------      --------    -------   -------       --------    ------    --------
Net increase in net assets resulting
   from policyholder transactions........   386,019        10,185     89,484       102         85,877     2,887      13,814
                                           --------      --------    -------   -------       --------    ------    --------
Net increase in net assets...............   377,629        10,134     99,373       108         87,722     2,879      14,139
Net assets at beginning of period........    10,134             0        108         0          2,879         0           0
                                           --------      --------    -------   -------       --------    ------    --------
Net assets at end of period..............  $387,763      $ 10,134    $99,481   $   108       $ 90,601    $2,879    $ 14,139
                                           ========      ========    =======   =======       ========    ======    ========

__________
*    From May 1, 1998 (commencement of operations).
**   From March 9, 1999 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.   Organization

     John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.


3.   Transactions with Affiliates

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:

               Portfolio                                   Shares Owned       Cost            Value
               ---------                                   ------------  -------------    -------------
Large Cap Growth....................................         5,741,593   $ 120,709,045    $ 156,931,243
Sovereign Bond......................................        25,890,030     250,666,359      236,200,057
International Equity Index..........................         1,479,056      24,178,244       29,055,936
Small Cap Growth....................................           566,326       7,786,928       10,825,578
International Balanced..............................           109,967       1,176,141        1,177,232
Mid Cap Growth......................................           713,403      13,208,576       20,852,255
Large Cap Value.....................................           708,140       9,871,242        9,553,293
Money Market........................................         6,251,999      62,519,986       62,519,986
Mid Cap Value.......................................           409,851       5,090,205        5,236,581
Small/Mid Cap Growth................................           884,190      13,682,215       12,409,573
Real Estate Equity..................................         1,000,760      13,989,522       11,482,706
Growth & Income.....................................        54,521,668     796,471,840    1,091,050,404
Managed.............................................        27,360,590     363,175,625      422,672,470
Short-Term Bond.....................................           116,179       1,157,416        1,129,483
Small Cap Value.....................................           376,603       4,498,794        4,111,416
International Opportunities.........................           350,017       4,215,384        5,310,586
Equity Index........................................         1,081,124      16,808,530       22,117,624
Global Bond.........................................           191,740       1,993,841        1,882,675
Turner Core Growth..................................            23,384         436,035          536,192
Brandes International Equity........................            37,895         449,896          588,128
Frontier Capital Appreciation.......................            34,502         539,359          728,674
Emerging Markets Equity.............................            32,273         309,153          395,733
Global Equity.......................................             9,277          99,103          112,572
Bond Index..........................................            41,614         410,779          387,762
Small/Mid Cap CORE..................................            10,135          96,470           99,481
High Yield Bond.....................................            10,083          91,148           90,611
Enhanced U.S. Equity................................               674          15,019           14,140

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:

                          Portfolio                                         Purchases             Sales
                          ---------                                        ------------       ------------
Large Cap Growth ............................................              $ 40,147,156       $  8,250,657
Sovereign Bond ..............................................                27,217,744         17,748,511
International Equity Index ..................................                  ,421,148          3,377,977
Small Cap Growth ............................................                 4,824,260          1,479,601
International Balanced ......................................                   640,162            300,719
Mid Cap Growth ..............................................                 9,490,182          1,427,655
Large Cap Value .............................................                 2,984,422          1,126,859
Money Market.................................................                21,519,371         15,378,894
Mid Cap Value ...............................................                 1,426,492          1,283,502
Small/Mid Cap Growth.........................................                 3,998,048          1,775,674
Real Estate Equity...........................................                 1,670,570          1,772,028
Growth & Income .............................................               133,888,047         52,458,290
Managed......................................................                46,301,140         19,231,354
Short-Term Bond..............................................                   682,313            120,964
Small Cap Value..............................................                 1,054,005          1,082,396
International Opportunities..................................                 1,758,914          1,111,110
Equity Index ................................................                 7,177,051          1,160,291
Global Bond..................................................                 1,188,656            283,452
Turner Core Growth...........................................                   279,803            140,177
Brandes International Equity.................................                   255,671             29,025
Frontier Capital Appreciation ...............................                   401,413            217,513
Emerging Markets Equity .....................................                   454,479            152,683
Global Equity ...............................................                   107,485              9,888
Bond Index ..................................................                   429,057             27,186
Small/Mid Cap CORE...........................................                   106,540             10,425
High Yield Bond..............................................                    99,666             11,238
Enhanced U.S. Equity.........................................                    26,361             11,432

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.


Key Word or Phrase                                                    Page

Account..............................................................  33
account value........................................................   9
Additional Sum Insured...............................................  16
asset - based charge.................................................  10 asset rebalancing....................................................  14
attained age.........................................................  10
Basic Sum Insured....................................................  16
beneficiary..........................................................  43
business day.........................................................  34
changing Option A or B...............................................  20
changing the Total Sum Insured.......................................  20
charges..............................................................   9
Code.................................................................  39
cost of insurance rates..............................................   9
date of issue........................................................  35
death benefit........................................................   5
deductions...........................................................   9
dollar cost averaging................................................  14
expenses of the Trust................................................  11
fixed investment option..............................................  34 full surrender.......................................................  15
fund.................................................................   2
grace period.........................................................   8
guaranteed death benefit feature.....................................   7
Guaranteed Death Benefit Premium.....................................   7
insurance charge.....................................................   9
insured person.......................................................   5
investment options...................................................   1
JHVLICO..............................................................  33
lapse................................................................   7
loan.................................................................  15
loan interest........................................................  16
Maximum Monthly Benefit..............................................  19
maximum premiums.....................................................   6
Minimum Initial Premium..............................................  34
minimum insurance amount.............................................  17
minimum premiums.....................................................   6
modified endowment...................................................  41
monthly deduction date...............................................  35
Option A; Option B...................................................  16
optional benefits....................................................  10
owner................................................................   5
partial withdrawal...................................................  15
partial withdrawal charge............................................  11 payment options......................................................  21
Planned Premium......................................................   6
policy anniversary...................................................  35
policy year..........................................................  35
premium; premium payment.............................................   5
prospectus...........................................................   3
receive; receipt.....................................................  23
reinstate; reinstatement.............................................   8
sales charges........................................................   9
SEC..................................................................   2
Separate Account U...................................................  33
Servicing Office.....................................................   2
special loan account.................................................  16 subaccount...........................................................  33
surrender............................................................   5
surrender value......................................................  15
Target Premium.......................................................   9
tax considerations...................................................  39
telephone transactions...............................................  23
Total Sum Insured....................................................  16
transfers of account value...........................................  14
Trust................................................................   2
variable investment options..........................................   1
we; us...............................................................  33
withdrawal...........................................................  15
withdrawal charges...................................................  11
you; your............................................................   5